UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04642
                                                    --------------

                          The Phoenix Edge Series Fund
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                                101 Munson Street
                              Greenfield, MA 01301
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

Matthew A. Swendiman, Esq.         John R. Flores, Esq.
Counsel & Chief Legal Officer for  Vice President, Litigation/Employment Counsel
Litigation/Employment Registrant   Phoenix Life Insurance Company
Phoenix Life Insurance Company     One American Row
One American Row                   Hartford, CT  06102
Hartford, CT  06102
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (800) 541-0171
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


ANNUAL REPORT
    THE PHOENIX EDGE
        SERIES FUND
            VARIABLE PRODUCTS FUND


                 DECEMBER 31, 2004





[GRAPHIC OMITTED]
                                   PHOENIX(R)

                            MESSAGE FROM THE CHAIRMAN


Dear Shareholder:

[GRAPHIC OMITTED]

     I encourage you to review the performance overview and outlook provided in this annual report for the fiscal year ended December 31, 2004, covering the variable subaccounts within The Phoenix Edge Series Fund.

     As we begin a new year, the U.S. economy appears to be growing at a healthy pace. The economy grew at a 4% rate in the third quarter, and while final year-end results aren't available as of this writing, current indicators suggest that growth was sustained. Adding to the positives, employment growth also accelerated in the fourth quarter. The markets finished the year strong, particularly the U.S. equity market which performed well in the fourth quarter following a strong post-election rally. Looking ahead at 2005, the Federal Reserve Board's ongoing commitment to raising interest rates, combined with record oil prices and deficits, are likely to slow the pace of economic growth, posing both challenges as well as opportunities for investors in both the equity and bond markets.

     No matter what the markets bring, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target for you. Keep in mind that finding the best balance of performance and protection requires discipline and diversification. 1 Your particular Phoenix Edge Series Fund allocation may help in this effort.

     For more information on the investment subaccounts within The Phoenix Edge Series Fund, including performance updates and portfolio characteristics, please visit PhoenixWealthManagement.com.



Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin
Chairman, The Phoenix Edge Series Fund


JANUARY 2005



1 DIVERSIFICATION DOES NOT GUARANTEE AGAINST A LOSS, AND THERE IS NO GUARANTEE THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of The Phoenix Edge Series Fund Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

                         THIS PAGE INTENTIONALLY BLANK.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
Glossary ................................................................      4
Phoenix-Aberdeen International Series ...................................      7
Phoenix-AIM Growth Series ...............................................     16
Phoenix-Alger Small-Cap Growth Series ...................................     24
Phoenix-Alliance/Bernstein Enhanced Index Series ........................     32
Phoenix-Duff & Phelps Real Estate Securities Series .....................     42
Phoenix-Engemann Capital Growth Series ..................................     50
Phoenix-Engemann Growth and Income Series ...............................     57
Phoenix-Engemann Small-Cap Growth Series ................................     66
Phoenix-Engemann Strategic Allocation Series ............................     73
Phoenix-Engemann Value Equity Series ....................................     84
Phoenix-Goodwin Money Market Series .....................................     92
Phoenix-Goodwin Multi-Sector Fixed Income Series ........................     98
Phoenix-Goodwin Multi-Sector Short Term Bond Series .....................    111
Phoenix-Kayne Rising Dividends Series ...................................    120
Phoenix-Kayne Small-Cap Quality Value Series ............................    127
Phoenix-Lazard International Equity Select Series .......................    133
Phoenix-Lazard Small-Cap Value Series ...................................    140
Phoenix-Lord Abbett Bond-Debenture Series ...............................    148
Phoenix-Lord Abbett Large-Cap Value Series ..............................    159
Phoenix-Lord Abbett Mid-Cap Value Series ................................    168
Phoenix-Northern Dow 30 Series ..........................................    176
Phoenix-Northern Nasdaq-100 Index(R) Series .............................    183
Phoenix-Sanford Bernstein Mid-Cap Value Series ..........................    191
Phoenix-Sanford Bernstein Small-Cap Value Series ........................    198
Phoenix-Seneca Mid-Cap Growth Series ....................................    205
Phoenix-Seneca Strategic Theme Series ...................................    212
Notes to Financial Statements ...........................................    219


--------------------------------------------------------------------------------
Not FDIC Insured               No Bank Guarantee                 May Lose Value
--------------------------------------------------------------------------------

                                    GLOSSARY


ADR (AMERICAN DEPOSITARY RECEIPT)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

COMPOSITE INDEX FOR PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
A composite index made up of 60% of the S&P 500(R) Index, which measures stock market total return performance, and 40% of the Lehman Brothers Aggregate Bond Index, which measures bond market total return performance.

CONSUMER PRICE INDEX (CPI)
Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

CRB COMMODITIES INDEX
The Commodity Research Bureau (CRB) Commodities Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

DOW JONES INDUSTRIAL AVERAGE(SM)
A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

DURATION
A measure of volatility of a fixed income security, fixed income portfolio or fixed income portion of a portfolio. It is the change in the value of the fixed income security, fixed income portfolio or portion thereof that will result from a 1% change in interest rates. Duration is stated in years. For example, a 5-year duration means the fixed income security, fixed income portfolio or portion will decrease in value by 5% if interest rates rise 1%, and increase in value by 5% if interest rates fall 1%.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL OPEN MARKET COMMITTEE (FOMC)
A key committee in the Federal Reserve System, responsible for setting short-term monetary policy for the Federal Reserve which causes interest rates to rise or fall.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of U.S. economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

IBC MONEY FUND REPORT(TM)
Weekly publication provides 7- and 30-day yield, asset, average maturity, portfolio composition, commentary and industry benchmark Money Fund Report Averages for more than 1,600 taxable and tax-exempt money market funds.

INFLATION
Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

LIPPER, INC.
A nationally recognized organization that ranks the performance of mutual funds based on total return. It ranks each fund within a universe of funds similar in portfolio characteristics and market capitalization. Rankings do not include the effect of a Fund's sales loads, if applicable.

                                    GLOSSARY


MERRILL LYNCH ALL U.S. CONVERTIBLE SECURITIES INDEX
A  market   capitalization-weighted  index  of  domestic  corporate  convertible securities that are convertible to common stock only.

MERRILL LYNCH HIGH YIELD MASTER II INDEX
An index that measures performance of non-investment grade U.S. domestic bonds. The index is calculated on a total return basis.

MERRILL LYNCH 1-2.99 YEAR MEDIUM QUALITY CORPORATE BOND INDEX
Measures performance of U.S. corporate bond issues rated "BBB" and "A" by Standard and Poor's with maturities between one and three years. The index is calculated on a total return basis.

MSCI EAFE(R) INDEX
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

NAREIT EQUITY INDEX
Measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

NASDAQ COMPOSITE(R) INDEX
A market capitalization-weighted index of all issues listed in the NASDAQ (National Association of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded
funds,   preferred  stocks,  rights,   warrants,   units  and  other  derivative
securities. The index is calculated on a total return basis with dividends reinvested.

NASDAQ-100 INDEX
A market capitalization-weighted index of the 100 largest domestic and international non-financial companies listed in the NASDAQ (National Association of Securities Dealers Automated Quotation System) Stock Market. The index is calculated on a total return basis with dividends reinvested.

NEW YORK SHARES (GUILDER SHARES)
Shares representing Dutch companies that are not permitted to trade outside of national borders.

REITS
Real estate investment trusts are typically publicly traded companies that own, develop and operate income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL 1000(R) GROWTH INDEX
A market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 1000(R) VALUE INDEX
A market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) INDEX
A market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

                                    GLOSSARY

RUSSELL 2000(R) GROWTH INDEX
A market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2000(R) VALUE INDEX
A market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 2500(R) VALUE INDEX
A market capitalization-weighted index of value-oriented stocks of the smallest 2,500 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL 3000(R) INDEX
A market capitalization-weighted index of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

RUSSELL MIDCAP(R) GROWTH INDEX
A market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P MIDCAP 400/BARRA GROWTH INDEX
A   market    capitalization-weighted    index   of   growth-oriented   mid-size
capitalization U.S. companies with higher price to book ratios. The index is calculated on a total return basis with dividends reinvested.

S&P MIDCAP 400/BARRA VALUE INDEX
A market capitalization-weighted index of value-oriented mid-size capitalization U.S. companies with lower price-to-book ratios. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R)/BARRA GROWTH INDEX
A market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price-to-book ratios. The index is calculated on a total return basis with dividends reinvested.

SECTOR/SUBSECTOR
A particular group of stocks within the market, usually sorted by industry, that can be further broken down into subsets. For example, the technology sector can be broken down into various subsectors such as computer hardware and semiconductors.

TRAILING EARNINGS
A company's past earnings. Often used in the context of a stock's price/earnings ratio, usually distinguished as price-to-trailing earnings (today's stock price divided by the most recent 12 months of earnings).

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

Indexes are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES



A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PHOENIX-ABERDEEN INTERNATIONAL SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is high total return consistent with reasonable risk. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM OVER ITS FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For this period, the series returned 20.78%, exceeding the 10.86% return of the S&P 500(R) Index, a broadbased equity index, and the 20.70% return of the MSCI EAFE(R) Index, the series' style-specific index. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: WHAT FACTORS AFFECTED INTERNATIONAL MARKETS DURING THE SERIES' FISCAL YEAR?

A: International equity markets produced respectable gains during the 12-month period under review as confidence spread about economic growth around the globe. The continued weakness of the U.S. dollar against most major currencies led to returns being boosted in U.S. dollar terms, and subsequent healthy outperformance relative to the S&P 500(R) Index over the period.

     The economic improvement that began in mid-2003 appeared to start spreading through most regions through the beginning of the reporting period for the series. In tandem with a more constructive economic backdrop, the price of crude oil rose to new, record highs. The strength in the crude oil price was driven by healthy demand in most regions, and in particular, from a number of emerging markets, such as China and India.

     Oil price strength specifically and broader commodity prices in general led to strong outperformance by the energy sector through the year. The CRB Commodities Index posted its highest level since the early 1980s toward the end of the period. Performance of the energy sector exceeded the technology sector, where semiconductor companies significantly underperformed as inventory levels built up.

Q: WHAT CHANGES WERE MADE TO THE SERIES' ASSET ALLOCATION DURING THIS PERIOD?

A: The main change in the series' asset allocation was to increase the weighting of Japan in the portfolio. The increase in the allocation to Japan was predominantly funded by reducing positions in Asia. Also, the exposure to Europe was increased as economic activity appeared to be improving and valuations were viewed to be relatively more attractive.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: The series' performance was aided by strong gains across Europe, both in Continental Europe and the United Kingdom. Most of the relative outperformance in Europe was a function of stock selection through strong performance in stocks such as Altadis, Riunione Adriatica di Sicurta S.p.A., and ENI S.p.A. Asia (excluding Japan) and emerging market countries also provided positive contributions to performance, specifically Samsung Electronics, Petrobras and Oversea-Chinese Banking Corporation.

     The main detractor to the series' performance came from Japan, where stock selection was a negative contributor.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Economic growth appears to be slowing at present, although in general, economic growth rates remain healthy in most regions. This is particularly the case in many emerging markets where domestic demand, as well as export growth, are at healthy levels. In most regions of the world, interest rates remain reasonably accommodative. Levels of liquidity should continue to be supportive of equity markets in the near term.

     Looking ahead to the next 12 months, while the international equity markets offer some good near-term opportunities, it would not be prudent to expect a repeat of this past year's performance. We remain comfortable with a projection of further weakness in the U.S. dollar, which will help bolster local market returns, however, the offset is a potential erosion of competitiveness, particularly in Continental Europe and Japan.

     We will continue to maintain our focus on quality companies that we believe should be in a good position to perform given the expected slowdown in corporate earnings growth across most markets.

                                                                    JANUARY 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                               1 YEAR      5 YEARS     10 YEARS
---------------------------------------------------------------
  International Series          20.78%     (2.80)%       7.67%
---------------------------------------------------------------
  S&P 500(R) Index              10.86%     (2.31)%      12.11%
---------------------------------------------------------------
  MSCI EAFE(R) Index            20.70%     (0.80)%       5.94%
---------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             International   S&P 500(R)   MSCI EAFE(R)
                 Series        Index         Index
             -------------   ---------    ------------

12/30/94        $10,000      $10,000        $10,000
12/29/95         10,959       13,751         11,155
12/31/96         13,003       16,947         11,865
12/31/97         14,569       22,604         12,109
12/31/98         18,637       29,104         14,571
12/31/99         24,134       35,255         18,548
12/29/00         20,317       32,016         15,959
12/31/01         15,433       28,214         12,575
12/31/02         13,148       21,979         10,606
12/31/03         17,338       28,289         14,760
12/31/04         20,941       31,362         17,815

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

COUNTRY WEIGHTINGS         12/31/04
As a percentage of total investments

Japan                     27%
United Kingdom            14
France                     7
Italy                      7
Hong Kong                  5
Germany                    5
Switzerland                4
Other                     31


RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
            PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT
                           TO MOST RECENT MONTH-END.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Aberdeen International Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                      BEGINNING            ENDING           EXPENSES PAID
                                                    ACCOUNT VALUE       ACCOUNT VALUE          DURING
         ABERDEEN INTERNATIONAL SERIES              JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
         -----------------------------              -------------     -----------------     -------------

         Actual                                        $1,000.00           $1,166.30             $5.84

         Hypothetical (5% return before expenses)       1,000.00            1,019.68              5.46

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.07%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 20.78%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,207.80.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Petroleo Brasileiro SA ADR                         3.4%
 2. ICICI Bank Ltd. ADR                                3.2%
 3. ENI S.p.A                                          3.2%
 4. Valeo SA                                           3.2%
 5. Altadis SA                                         2.8%
 6. Canon, Inc.                                        2.6%
 7. Swire Pacific Ltd. Class B                         2.5%
 8. Oversea-Chinese Banking Corp. Ltd.                 2.4%
 9. Takeda Chemical Industries Ltd.                    2.4%
10. Novartis AG Registered Shares                      2.3%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                     SHARES         VALUE
                                                    --------    ------------

DOMESTIC COMMON STOCKS--2.4%
UNITED STATES--2.4%
  Albertson's, Inc. (Food Retail) ................     4,400    $    105,072
  Alcoa, Inc. (Aluminum) .........................     2,000          62,840
  Altria Group, Inc. (Tobacco) ...................     4,225         258,148
  Bank of America Corp. (Diversified Banks) ......     7,110         334,099
  Boeing Co. (The) (Aerospace & Defense) .........     2,000         103,540
  ChevronTexaco Corp. (Integrated Oil & Gas) .....     1,280          67,213
  Citigroup, Inc. (Other Diversified Financial
    Service ......................................     7,330         353,159
  ConocoPhillips (Integrated Oil & Gas) ..........     3,700         321,271
  Exxon Mobil Corp. (Integrated Oil & Gas) .......     2,500         128,150
  General Electric Co. (Industrial Conglomerates)     13,900         507,350
  Goldman Sachs Group, Inc. (The) (Investment
    Banking & Brokerage) .........................       600          62,424
  Home Depot, Inc. (The) (Home Improvement Retail)     4,300         183,782
  Johnson & Johnson (Pharmaceuticals) ............     3,350         212,457
  McDonald's Corp. (Restaurants) .................     1,900          60,914
  Microsoft Corp. (Systems Software) .............    14,100         376,611
  Occidental Petroleum Corp. (Integrated Oil & Gas)    4,100         239,276
  Pfizer, Inc. (Pharmaceuticals) .................    10,590         284,765
  Sprint Corp. (Integrated Telecommunication
    Services .....................................     7,000         173,950
  Stanley Works (The) (Household Appliances) .....     2,500         122,475
  Time Warner, Inc. (Movies & Entertainment) (b) .     3,850          74,844
  UnitedHealth Group, Inc. (Managed Health Care) .       444          39,085
  Verizon Communications, Inc. (Integrated
    Telecommunication Services) ..................     1,300          52,663
  Wachovia Corp. (Diversified Banks) .............     1,000          52,600
  Wal-Mart Stores, Inc. (Hypermarkets & Super
    Centers) .....................................     2,400         126,768
  Wyeth (Pharmaceuticals) ........................     1,200          51,108
                                                                ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $3,851,532) .............................       4,354,564
                                                                ------------
FOREIGN COMMON STOCKS(c)--95.7%
AUSTRALIA--0.2%
  Australia and New Zealand Banking Group Ltd.
    (Diversified Banks) ..........................     7,600         122,668
  BlueScope Steel Ltd. (Steel) ...................    20,000         129,344
  Qantas Airways Ltd. (Airlines) .................    28,100          81,722
                                                                ------------
                                                                     333,734
                                                                ------------
AUSTRIA--0.1%
  OMV AG (Oil & Gas Refining, Marketing &
    Transportation) ..............................       250          75,333
                                                                ------------
BELGIUM--0.1%
  Belgacom SA (Integrated Telecommunication
    Services) (b) ...............................      1,600          69,159
Delhaize  Group  (Food  Retail) ..................       300          22,815
KBC Bankverzekeringsholding (Diversified Banks) ..     1,000          76,797
                                                                ------------
                                                                     168,771
                                                                ------------


                                                     SHARES         VALUE
                                                    --------    ------------

BRAZIL--3.4%
  Petroleo Brasileiro SA ADR (Integrated Oil & Gas)  170,000    $  6,155,700
                                                                ------------
CANADA--0.5%
  Alcan, Inc. (Aluminum) .........................     2,400         117,782
  Bank of Nova Scotia (Diversified Banks) ........     8,502         290,153
  BCE, Inc. (Integrated Telecommunication Services)      716          17,312
  Canadian National Railway Co. (Railroads) ......       900          55,300
  Celestica, Inc. (Electronic Manufacturing
    Services)(b) .................................     3,000          42,315
  Magna International, Inc. Class A (Auto Parts &
    Equipment) ...................................     1,126          92,634
  Manulife Financial Corp. (Life & Health
    Insurance) ...................................     3,000         138,914
  Nexen, Inc. (Oil & Gas Exploration & Production)     2,800         113,996
  Petro-Canada (Integrated Oil & Gas) ............     2,100         107,406
                                                                ------------
                                                                     975,812
                                                                ------------
CHINA--0.3%
  Zhejiang Expressway Co. Ltd. (Highways &
    Railtracks) ..................................   700,000         481,814
                                                                ------------
DENMARK--0.0%
  Danske Bank A/S (Diversified Banks) ............     2,200          67,437
                                                                ------------
FINLAND--0.1%
  Fortum Oyj (Oil & Gas Refining, Marketing &
    Transportation) ..............................     4,000          74,052
  Nokia Oyj (Communications Equipment) ...........     8,000         126,356
                                                                ------------
                                                                     200,408
                                                                ------------
FRANCE--6.8%
  Assurances Generales de France (Property &
    Casualty Insurance) ..........................     2,600         194,196
  BNP Paribas (Diversified Banks) ................     1,400         101,427
  Credit Agricole SA (Diversified Banks) .........     2,181          65,813
  France Telecom SA (Integrated
    Telecommunication Services) ..................     2,904          96,155
  Peugeot SA (Automobile Manufacturers) ..........    39,500       2,507,340
  Renault SA (Automobile Manufacturers) ..........     1,000          83,662
  Sanofi-Aventia (Pharmaceuticals) ...............     2,007         160,407
  Societe Generale (Diversified Banks) ...........     1,050         106,256
  Total SA (Integrated Oil & Gas) ................    14,300       3,123,569
  Valeo SA (Auto Parts & Equipment) ..............   137,200       5,743,863
                                                                ------------
                                                                  12,182,688
                                                                ------------
GERMANY--4.8%
  AMB Generali Holding AG (Property & Casualty
    Insurance) ...................................       470          38,337
  Commerzbank AG (Diversified Banks) (b) .........    82,500       1,700,014
  Continental AG (Auto Parts & Equipment) ........     4,500         285,952
  E.ON AG (Electric Utilities) ...................    31,500       2,876,403
  Hannover Rueckversicherung AG Registered
    Shares (Property & Casualty Insurance) .......     2,300          89,912
  HeidelbergCement AG (Construction Materials) ...     3,354         203,237
  Man AG (Aerospace & Defense) ...................     2,700         104,007


                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


                                                     SHARES        VALUE
                                                    --------    ------------

GERMANY--CONTINUED
  Metro AG (Department Stores) ...................    60,000    $  3,299,714
  Siemens AG (Industrial Conglomerates) ..........     1,325         112,347
                                                                ------------
                                                                   8,709,923
                                                                ------------
HONG KONG--4.9%
  China Mobile Ltd. (Wireless Telecommunication
    Services) ....................................   908,000       3,078,184
  Dah Sing Banking Group Ltd. (Diversified Banks)     13,400          27,756
  Dah Sing Financial Group (Diversified Banks) ...    67,000         519,350
  Swire Pacific Ltd. Class B (Multi-Sector
    Holdings) .................................... 2,982,500       4,431,906
  Wing Hang Bank Ltd. (Diversified Banks) ........   106,000         743,242
                                                                ------------
                                                                   8,800,438
                                                                ------------
INDIA--3.9%
  Gail India Ltd. GDR (Gas Utilities) ............    40,000       1,276,000
  ICICI Bank Ltd. ADR (Diversified Banks) ........   289,500       5,833,425
                                                                ------------
                                                                   7,109,425
                                                                ------------
IRELAND--1.1%
  Allied Irish Banks plc (Diversified Banks) .....    91,000       1,888,773
  Depfa Bank plc (Multi-Sector Holdings) .........     7,000         117,697
                                                                ------------
                                                                   2,006,470
                                                                ------------
ITALY--6.6%
  Banca Intesa S.p.A. (Diversified Banks) ........   755,000       3,632,867
  ENI S.p.A. (Integrated Oil & Gas) ..............   230,446       5,769,764
  Riunione Adriatica di Sicurta S.p.A
   (Property & Casualty Insurance) ...............   112,000       2,533,206
                                                                ------------
                                                                  11,935,837
                                                                ------------
JAPAN--26.8%
  Canon, Inc. (Office Electronics) ...............    87,500       4,722,114
  Daito Trust Construction Co. Ltd.
    (Homebuilding) ...............................    66,000       3,136,723
  Hitachi Ltd. (Aerospace & Defense) .............     6,000          41,573
  Honda Motor Co. Ltd. (Automobile Manufacturers)     61,900       3,207,661
  Ito-Yokado Co. Ltd. (Food Retail) ..............    97,000       4,070,460
  Japan Tobacco, Inc. (Tobacco) ..................         5          57,090
  JFE Holdings, Inc. (Steel) .....................     5,000         142,725
  Kao Corp. (Household Products) .................   100,000       2,556,846
  Kyocera Corp. (Office Electronics) .............    25,500       1,963,453
  Mitsubishi Tokyo Financial Group, Inc.
    (Diversified Banks) ..........................       241       2,445,984
  Nikko Cordial Corp. (Investment Banking &
    Brokerage) ...................................   413,000       2,188,533
  Nippon Meat Packers, Inc. (Packaged Foods &
    Meats) .......................................     7,000          94,886
  Nippon Television Network Corp. (Broadcasting &
    Cable TV) ....................................    13,600       2,042,588
  Nissan Motor Co. Ltd. (Automobile Manufacturers)    23,600         256,567
  NTT DoCoMo, Inc. (Wireless Telecommunication
    Services) ....................................     2,140       3,947,106
  ORIX Corp.  (Consumer  Finance) ................    25,100       3,409,700
  Sega Sammy Holdings, Inc. (Home Entertainment
    Software) ....................................       900          49,449
  Seino  Transportation  Co.  Ltd.  (Trucking) ...   395,000       3,700,595
  Sumitomo Mitsui Financial Group, Inc.
    (Diversified Banks) ..........................        35         254,465
  Takeda Chemical Industries Ltd. (Pharmaceuticals)   86,300       4,345,740
  Tanabe Seiyaku Co. Ltd (Health Care Supplies) ..    11,000         113,360
  Tohoku Electric Power Co., Inc. (Electric
    Utilities) ...................................     1,900          34,117
  Tokyo Electric Power Co., Inc. (The) (Electric
    Utilities) ...................................     1,100          26,998
  Toyota Motor Corp. (Automobile Manufacturers) ..    94,000       3,825,315
  UFJ Holdings, Inc. (Diversified Banks) .........        37         224,231
  Yamanouchi Pharmaceutical Co. Ltd. (Health Care
    Supplies) ....................................    41,300       1,608,149
                                                                ------------
                                                                  48,466,428
                                                                ------------

                                                     SHARES         VALUE
                                                    --------    ------------

MALAYSIA--1.0%
  Public Bank BHD (Diversified Banks) ............   920,000    $  1,840,000
  Sime UEP Properties Berhad (Real Estate
    Management & Development) ....................    14,800          16,358
                                                                ------------
                                                                   1,856,358
                                                                ------------
MEXICO--2.3%
  Telefonos de Mexico SA de CV ADR Series L
    (Integrated Telecommunication Services) ......   106,000       4,061,920
                                                                ------------
NETHERLANDS--4.4%
  ING Groep CVA NV (Other Diversified Financial
    Services) ....................................   136,007       4,115,150
  Koninklijke (Royal) KPN NV (Integrated
    Telecommunication Services) ..................   383,000       3,638,942
  Koninklijke Philips Electronics NV (Aerospace &
    Defense) .....................................     1,300          34,475
  Royal Dutch Petroleum Co. (Integrated Oil & Gas)     1,650          94,981
                                                                ------------
                                                                   7,883,548
                                                                ------------
NORWAY--0.1%
  Yara International Asa (Fertilizers &
    Agricultural Chemicals) (b) ..................     8,100         106,655
                                                                ------------
SINGAPORE--3.4%
  City Developments Ltd. (Real Estate
    Management & Development) ....................   100,000         434,942
  Flextronics International Ltd. (Electronic
    Manufacturing Services) (b) ..................     5,000          69,100
  Oversea-Chinese Banking Corp. Ltd. (Diversified
    Banks) .......................................   526,000       4,350,037
  Robinson & Co. Ltd. (Department Stores) ........   125,000         470,932
  Singapore Telecommunications Ltd. (Integrated
    Telecommunication Services) ..................   128,150         186,840
  United Overseas Bank Ltd. (Diversified Banks) ..    78,400         662,779
                                                                ------------
                                                                   6,174,630
                                                                ------------
SOUTH KOREA--0.3%
  Shinsegae Co., Ltd. (Department Stores) ........     1,950         535,911
                                                                ------------
SPAIN--2.9%
  Actividades de Contruccion y Servicios
    (Construction & Engineering) .................     1,000          22,835
  Altadis SA (Tobacco) ...........................   109,400       5,011,255
  Repsol YPF SA (Integrated Oil & Gas) ...........     9,500         247,411
                                                                ------------
                                                                   5,281,501
                                                                ------------
SWEDEN--2.5%
  Nordea Bank AB (Diversified Banks) .............   243,000       2,449,966
  Svenska Cellulosa AB Series B (Household
    Products) ....................................     3,900         166,378
  Svenska Handelsbanken Class A (Diversified Banks)   74,000       1,926,445
                                                                ------------
                                                                   4,542,789
                                                                ------------
SWITZERLAND--4.2%
  Credit Suisse Group (Diversified Banks) (b) ....     6,300         264,832
  Novartis AG Registered Shares (Pharmaceuticals)     81,700       4,116,973
  Zurich Financial Services AG (Property &
   Casualty Insurance) ...........................    19,200       3,201,407
                                                                ------------
                                                                   7,583,212
                                                                ------------
TAIWAN--0.7%
  Fubon Financial Holding Co. Ltd. (Multi-Sector
    Holdings) ....................................   284,000         291,259
  SinoPac Holdings (Diversified Banks) ........... 1,085,954         640,813
  Taiwan Cellular Corp. (Wireless
    Telecommunication Services) ..................   309,400         346,598
                                                                ------------
                                                                   1,278,670
                                                                ------------

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


                                                     SHARES         VALUE
                                                    --------    ------------

THAILAND--0.3%
  Hana Microelectronics Public Co. Ltd.
    (Electronic Equipment Manufacturers) ......... 1,004,000    $    503,938
                                                                ------------
UNITED KINGDOM--14.0%
  Aviva plc (Property & Casualty Insurance) ......    18,128         218,569
  BP plc (Integrated Oil & Gas) ..................    34,200         333,556
  Britannic Group plc (Property & Casualty
    Insurance) ...................................   250,000       2,188,688
  British American Tobacco plc (Tobacco) .........   129,600       2,233,153
  BT Group plc (Integrated Telecommunication
    Services) ....................................   402,500       1,568,704
  Cadbury Schweppes plc (Packaged Foods & Meats) .   334,000       3,110,049
  Centrica plc (Gas Utilities) ...................   704,000       3,193,181
  Emap plc (Publishing & Printing) ...............   203,000       3,178,330
  George Wimpey plc (Homebuilding) ...............    11,300          87,756
  GlaxoSmithKline plc (Pharmaceuticals) ..........    12,546         294,344
  Intercontinental Hotels Group plc (Hotels,
    Resorts & Cruise Lines) ......................     8,095         100,632
  Lloyds TSB Group plc (Multi-Sector Holdings) ...     3,700          33,600
  Marks & Spencer Group plc (Department Stores) ..   216,500       1,425,709
  Punch Taverns plc (Restaurants) ................     5,470          72,515
  RMC Group plc (Construction Materials) .........     7,400         120,620
  Royal & Sun Alliance Insurance Group plc
    (Property & Casualty Insurance) ..............    28,600          42,555
  Royal Bank of Scotland Group plc (Diversified
    Banks) .......................................     4,100         137,910
  Schroders plc (Asset Management & Custody Banks)   135,000       1,946,492
  Taylor Woodrow plc (Homebuilding) ..............    15,500          80,943
  Trinity Mirror plc (Publishing & Printing) .....     4,100          50,063
  Vodafone Group plc (Wireless Telecommunication
    Services) ....................................   107,200         290,711
  Weir Group plc (The) (Industrial Machinery) ....   432,000       2,666,513
  Whitbread plc (Restaurants) ....................    11,400         185,272
  Wood Group (John) plc (Oil & Gas Equipment &
    Services) ....................................   560,000       1,440,694
  Xstrata plc (Diversified Metals & Mining) ......    16,500         295,243
                                                                ------------
                                                                  25,295,802
                                                                ------------
UNITED STATES--0.0%
  XL Capital Ltd. Class A (Property & Casualty
    Insurance) ...................................       600          46,590
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $132,896,043) ...........................     172,821,742
                                                                ------------
FOREIGN PREFERRED STOCKS(c)--1.7%
SINGAPORE--0.0%
  City Development Ltd. Pfd. (Real Estate
    Management & Development) ....................    40,000          30,385
                                                                ------------
SOUTH KOREA--1.7%
  Hyundai Motor Co. Ltd. Pfd. (Automobile
    Manufacturers) ...............................    28,000         781,685
  Samsung Electronics Co. Ltd. Pfd.
    (Semiconductors) .............................     8,000       2,306,800
                                                                ------------
                                                                   3,088,485
                                                                ------------
TOTAL FOREIGN PREFERRED STOCKS
  (Identified cost $1,122,665) .............................       3,118,870
                                                                ------------
TOTAL LONG TERM INVESTMENTS--99.8%
  (Identified cost $137,870,240) ...........................     180,295,176
                                                                ------------


                                          STANDARD
                                          & POOR'S     PAR
                                           RATING     VALUE
                                         (UNAUDITED)  (000)        VALUE
                                          ---------   ------    ------------

SHORT-TERM INVESTMENTS--0.1%
COMMERCIAL PAPER--0.1%
  UBS Finance Delaware LLC 2.20%, 1/6/05      A-1+      $160    $    159,951
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $159,951) ...............................         159,951
                                                                ------------
TOTAL INVESTMENTS--99.9%
  (Identified cost $138,030,191) ...........................     180,455,127(a)
  Other assets and liabilities, net--0.1% ..................         213,348
                                                                ------------
NET ASSETS--100.0% .........................................    $180,668,475
                                                                ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $44,407,908 and gross depreciation of $3,268,938 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $139,316,157.
(b) Non-income producing.
(c) Foreign Common Stocks and Foreign Preferred Stocks are determined based on the country in which the security is issued. The country of risk, noted in the header, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.


                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES


                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)


Aerospace & Defense ...................................................    0.2%
Airlines ..............................................................    0.0*
Aluminum ..............................................................    0.1
Asset Management & Custody Banks ......................................    1.1
Auto Parts & Equipment ................................................    3.4
Automobile Manufacturers ..............................................    5.9
Broadcasting & Cable TV ...............................................    1.1
Communications Equipment ..............................................    0.1
Construction & Engineering ............................................    0.0*
Construction Materials ................................................    0.2
Consumer Finance ......................................................    1.9
Department Stores .....................................................    3.2
Diversified Banks .....................................................   17.0
Diversified Metals & Mining ...........................................    0.2
Electric Utilities ....................................................    1.6
Electronic Equipment Manufacturers ....................................    0.3
Electronic Manufacturing Services .....................................    0.1
Fertilizers & Agricultural Chemicals ..................................    0.1
Food Retail ...........................................................    2.3
Gas Utilities .........................................................    2.5
Health Care Supplies ..................................................    0.9
Highways & Railtracks .................................................    0.3
Home Entertainment Software ...........................................    0.0*
Home Improvement Retail ...............................................    0.1
Homebuilding ..........................................................    1.8
Hotels, Resorts & Cruise Lines ........................................    0.1
Household Appliances ..................................................    0.1
Household Products ....................................................    1.5
Hypermarkets & Super Centers ..........................................    0.1
Industrial Conglomerates ..............................................    0.3
Industrial Machinery ..................................................    1.5
Integrated Oil & Gas ..................................................    9.2
Integrated Telecommunication Services .................................    5.5
Investment Banking & Brokerage ........................................    1.2
Life & Health Insurance ...............................................    0.1
Managed Health Care ...................................................    0.0*
Movies & Entertainment ................................................    0.0*
Multi-Sector Holdings .................................................    2.7
Office Electronics ....................................................    3.7
Oil & Gas Equipment & Services ........................................    0.8
Oil & Gas Exploration & Production ....................................    0.1
Oil & Gas Refining, Marketing & Transportation ........................    0.1
Other Diversified Financial Services ..................................    2.5
Packaged Foods & Meats ................................................    1.8
Pharmaceuticals .......................................................    5.2
Property & Casualty Insurance .........................................    4.7
Publishing & Printing .................................................    1.8
Railroads .............................................................    0.0*
Real Estate Management & Development ..................................    0.3
Restaurants ...........................................................    0.2
Semiconductors ........................................................    1.3
Steel .................................................................    0.1
Systems Software ......................................................    0.2
Tobacco ...............................................................    4.2
Trucking ..............................................................    2.0
Wireless Telecommunication Services ...................................    4.2
                                                                         -----
                                                                         100.0%
                                                                         =====

*Amount is less than 0.1%.

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $138,030,191)   $180,455,127
Cash .......................................................          70,992
Foreign currency at value (identified cost $37,745) ........          40,394
Receivables
  Dividends ................................................         330,791
  Tax reclaims .............................................          48,596
  Fund shares sold .........................................          47,799
Prepaid expenses ...........................................           3,067
                                                                ------------
    Total assets ...........................................     180,996,766
                                                                ------------
LIABILITIES
Payables
  Fund shares repurchased ..................................         123,143
  Investment advisory fee ..................................         111,530
  Printing fee .............................................          35,709
  Professional fee .........................................          21,872
  Administration fee .......................................          11,638
  Financial agent fee ......................................          11,519
  Trustees' fee ............................................             147
Accrued expenses ...........................................          12,733
                                                                ------------
    Total liabilities ......................................         328,291
                                                                ------------
NET ASSETS .................................................    $180,668,475
                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .........    $197,015,151
  Distributions in excess of net investment income .........        (675,938)
  Accumulated net realized loss ............................     (58,105,339)
  Net unrealized appreciation ..............................      42,434,601
                                                                ------------
NET ASSETS .................................................    $180,668,475
                                                                ============
Shares of beneficial interest outstanding, $1 par value,
    unlimited authorization ................................      14,403,555
                                                                ============
Net asset value and offering price per share ...............          $12.54
                                                                      ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ....................................................................    $ 5,248,679
  Interest .....................................................................         26,623
  Foreign taxes withheld .......................................................       (452,242)
                                                                                    -----------
    Total investment income ....................................................      4,823,060
                                                                                    -----------
EXPENSES
  Investment advisory fee ......................................................      1,140,444
  Financial agent fee ..........................................................        125,710
  Administration ...............................................................        121,647
  Custodian ....................................................................         72,720
  Printing .....................................................................         72,195
  Professional .................................................................         31,441
  Trustees .....................................................................          8,788
  Miscellaneous ................................................................         22,747
                                                                                    -----------
    Total expenses .............................................................      1,595,692
                                                                                    -----------
NET INVESTMENT INCOME ..........................................................      3,227,368
                                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .............................................     12,095,416
  Net realized loss on foreign currency transactions ...........................        (95,426)
  Net change in unrealized appreciation (depreciation) on investments ..........     16,098,542
  Net change in unrealized appreciation (depreciation) on foreign currency and
    foreign currency translations ..............................................           (957)
                                                                                    -----------
NET GAIN ON INVESTMENTS ........................................................     28,097,575
                                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $31,324,943
                                                                                    ===========

                        See Notes to Financial Statements

                      PHOENIX-ABERDEEN INTERNATIONAL SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                              YEAR ENDED           YEAR ENDED
                                                                                               12/31/04             12/31/03
                                                                                             ------------         ------------
FROM OPERATIONS
  Net investment income (loss) ........................................................      $  3,227,368         $  2,499,992
  Net realized gain (loss) ............................................................        11,999,990          (12,091,716)
  Net change in unrealized appreciation (depreciation) ................................        16,097,585           47,151,603
                                                                                             ------------         ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................        31,324,943           37,559,879
                                                                                             ------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................................................        (4,308,090)          (2,420,960)
                                                                                             ------------         ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........................        (4,308,090)          (2,420,960)
                                                                                             ------------         ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,943,583 and 6,460,085 shares, respectively) ........        32,549,815           54,888,465
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (1,785,746 and 1,885,115 shares, respectively) (See Note 9) .......................        19,701,375           14,391,123
  Net asset value of shares issued from reinvestment of distributions
    (366,655 and 271,861 shares, respectively) ........................................         4,308,090            2,420,960
  Cost of shares repurchased (4,350,406 and 8,696,850 shares, respectively) ...........       (48,488,061)         (74,433,150)
                                                                                             ------------         ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........................         8,071,219           (2,732,602)
                                                                                             ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................        35,088,072           32,406,317
NET ASSETS
  Beginning of period .................................................................       145,580,403          113,174,086
                                                                                             ------------         ------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME AND
    UNDISTRIBUTED NET INVESTMENT INCOME OF ($675,938) AND $473,991, RESPECTIVELY] .....      $180,668,475         $145,580,403
                                                                                             ============         ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                     YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------
                                                          2004       2003      2002      2001      2000
                                                         ------     ------    ------    ------    ------
Net asset value, beginning of period ...............     $10.66     $ 8.24    $ 9.78    $13.25    $17.19
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................       0.23       0.18      0.12      0.06      0.08
  Net realized and unrealized gain (loss) ..........       1.96       2.41     (1.56)    (3.23)    (2.77)
                                                         ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ...............       2.19       2.59     (1.44)    (3.17)    (2.69)
                                                         ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............      (0.31)     (0.17)    (0.10)       --     (0.06)
  Distributions from net realized gains ............         --         --        --     (0.30)    (1.19)
                                                         ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ............................      (0.31)     (0.17)    (0.10)    (0.30)    (1.25)
                                                         ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ..........................       1.88       2.42     (1.54)    (3.47)    (3.94)
                                                         ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .....................     $12.54     $10.66    $ 8.24    $ 9.78    $13.25
                                                         ======     ======    ======    ======    ======
Total return .......................................      20.78%     31.86%   (14.81)%  (24.04)%  (15.81)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ............   $180,668   $145,580  $113,174  $160,224  $233,609
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ...............................       1.05%      1.07%     1.05%     1.02%     1.02%
  Net investment income ............................       2.12%      1.99%     1.18%     0.72%     0.54%
Portfolio turnover .................................         48%        39%       34%       74%       94%

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES
              (FORMERLY PHOENIX-MFS INVESTORS GROWTH STOCK SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM: KEN ZSCHAPPEL, LEAD PORTFOLIO MANAGER; CHRISTIAN A. COSTANZO, PORTFOLIO MANAGER; BRYAN A. UNTERHALTER, PORTFOLIO MANAGER; ROBERT J. LLOYD, PORTFOLIO MANAGER; ASSISTED BY THE AIM MULTI CAP GROWTH TEAM


Q: WHAT IS THE PHOENIX-AIM GROWTH SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is long-term growth of capital and future income rather than current income. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the full-year reporting period, the series returned 4.21%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the Russell 1000(R) Growth Index, the series' style-specific benchmark, returned 6.30%. MFS Investors was subadvisor for the series for most of this period until AIM Capital Management, Inc. became subadvisor on November 30, 2004. For the month of December, the series returned approximately 2.83% under the new subadvisor, compared to 3.39% for the S&P 500(R) Index, and 3.92% for the Russell 1000(R) Growth Index. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the Dow Jones Industrial Average(SM) was up 5.30%, the NASDAQ Composite was up 9.15%, and the S&P 500(R) was up 10.86%. For the year, energy was the top performing sector of the market, and information technology was the worst performing sector, as measured by the Russell 3000(R) Index. Small cap stocks outperformed large cap stocks, and the value style of investing substantially outperformed the growth style.

Q:  WHAT  FACTORS  AFFECTED  THE  SERIES'   PERFORMANCE  SINCE  AIM  BECAME  THE
SUB-ADVISOR?

A: The Phoenix-AIM Growth Series' underperformance relative to the Russell 1000 Growth is largely due to stock selection in the health care and consumer staples sectors. Energy was the worst performing sector of the market in December, as measured by the Russell 3000 Index, and these stocks within the portfolio, particularly oil & gas holdings, detracted from performance. The industrials sector was the largest positive contributor to performance in December. The materials sector also positively contributed to the portfolio's relative performance, as chemicals stocks performed particularly well.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Overall, the portfolio management team seeks to own stocks of companies that they believe may benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings. We have positioned the portfolio to take advantage of what we believe is a robust, long-term economic cycle.

     An economic expansion appears to be under way as corporate profits have strengthened significantly, and the labor market has solidified. While there is some concern about the continued growth of consumer spending and another spike in oil prices, many indicators point to economic health. In response to these factors, the Federal Open Market Committee raised interest rates by a total of 125 basis points in 2004, bringing the federal funds rate to 2.25% by the end of the year. The Committee indicated that more measured rate increases are expected in 2005, as it sees evidence of continued economic growth.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                            PHOENIX-AIM GROWTH SERIES

  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                FROM
                                                              INCEPTION
                                                             12/15/99 TO
                                       1 YEAR      5 YEARS    12/31/04
------------------------------------------------------------------------
  Growth Series                          4.21%     (9.53)%      (8.39)%
------------------------------------------------------------------------
  S&P 500(R) Index                      10.86      (2.31)%      (1.53)%
------------------------------------------------------------------------
  Russell 1000(R) Growth Index           6.30      (9.29)%      (8.47)%
------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

              Growth                             Russell 1000(R)
              Series       S&P 500(R) Index       Growth Index
              ------       ----------------      ---------------

12/15/99     $10,000           $10,000               $10,000
12/31/99      10,600            10,400                10,415
12/29/00       9,416             9,445                 8,079
12/31/01       7,171             8,323                 6,429
12/31/02       5,103             6,484                 4,637
12/31/03       6,166             8,345                 6,016
12/31/04       6,425             9,252                 6,395


For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Information Technology       29%
Health Care                  16
Industrials                  13
Consumer Discretionary       12
Financials                    8
Energy                        8
Materials                     7
Other                         7

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
            PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT
                           TO MOST RECENT MONTH-END.

                            PHOENIX-AIM GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the AIM Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                      BEGINNING            ENDING           EXPENSES PAID
                                                    ACCOUNT VALUE       ACCOUNT VALUE          DURING
                AIM GROWTH SERIES                   JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
         -----------------------------              -------------     -----------------     -------------

         Actual                                        $1,000.00           $1,034.80             $5.11

         Hypothetical (5% return before expenses)       1,000.00            1,020.05              5.09

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.00%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 4.21%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,042.10.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                            PHOENIX-AIM GROWTH SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Microsoft Corp.                                   2.4%
 2. Dell, Inc.                                        2.3%
 3. Cisco Systems, Inc.                               2.1%
 4. Biomet, Inc.                                      2.0%
 5. Yahoo!, Inc.                                      1.8%
 6. Robert Half International, Inc.                   1.7%
 7. Johnson & Johnson                                 1.6%
 8. Staples, Inc.                                     1.5%
 9. Caremark Rx, Inc.                                 1.4%
10. Microchip Technology, Inc.                        1.4%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                        SHARES      VALUE
                                                        ------   -----------

DOMESTIC COMMON STOCKS--94.6%
ADVERTISING--1.0%
  Lamar Advertising Co. Class A (b) ..............      19,700   $   842,766
                                                                 -----------
AEROSPACE & DEFENSE--0.7%
  Honeywell International, Inc. ..................      15,300       541,773
                                                                 -----------
AIR FREIGHT & COURIERS--1.1%
  Expeditors International of Washington, Inc. ...       6,000       335,280
  FedEx Corp. ....................................       6,030       593,895
                                                                 -----------
                                                                     929,175
                                                                 -----------
AIRLINES--0.4%
  Southwest Airlines Co. .........................      18,330       298,412
                                                                 -----------
APPAREL RETAIL--0.4%
  TJX Cos., Inc. (The) ...........................      12,100       304,073
                                                                 -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.8%
  Coach, Inc. (b) ................................      12,100       682,440
                                                                 -----------
APPLICATION SOFTWARE--1.4%
  Autodesk, Inc. .................................      22,100       838,695
  Mercury Interactive Corp. (b) ..................       7,220       328,871
                                                                 -----------
                                                                   1,167,566
                                                                 -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.3%
  Investors Financial Services Corp. .............       4,600       229,908
                                                                 -----------
BIOTECHNOLOGY--2.1%
  Amgen, Inc. (b) ................................       9,155       587,293
  Biogen Idec, Inc. (b) ..........................       7,300       486,253
  Gilead Sciences, Inc. (b) ......................      18,720       655,013
                                                                 -----------
                                                                   1,728,559
                                                                 -----------
BROADCASTING & CABLE TV--1.1%
  Clear Channel Communications, Inc. .............      12,440       416,616
  Univision Communications, Inc. Class A (b) .....      18,320       536,226
                                                                 -----------
                                                                     952,842
                                                                 -----------
CASINOS & GAMING--0.1%
  Las Vegas Sands Corp. (b) ......................       1,500        72,000
                                                                 -----------
COMMUNICATIONS EQUIPMENT--5.1%
  Avaya, Inc. (b) ................................      18,400       316,480
  Cisco Systems, Inc. (b) ........................      91,835     1,772,415
  Comverse Technology, Inc. (b) ..................      30,620       748,659
  Juniper Networks, Inc. (b) .....................      24,500       666,155
  Motorola, Inc. .................................      18,000       309,600
  QUALCOMM, Inc. .................................      10,000       424,000
                                                                 -----------
                                                                   4,237,309
                                                                 -----------
COMPUTER & ELECTRONICS RETAIL--0.5%
  Best Buy Co., Inc. .............................       7,380       438,520
                                                                 -----------


                                                        SHARES      VALUE
                                                        ------   -----------

COMPUTER HARDWARE--3.6%
  Apple Computer, Inc. (b) .......................       9,800   $   631,120
  Dell, Inc. (b) .................................      45,875     1,933,173
  Sun Microsystems, Inc. (b) .....................      73,400       394,892
                                                                 -----------
                                                                   2,959,185
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS--0.4%
  EMC Corp. (b) ..................................      24,430       363,274
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.2%
  Caterpillar, Inc. ..............................       9,130       890,266
  Deere & Co. ....................................      12,100       900,240
                                                                 -----------
                                                                   1,790,506
                                                                 -----------
CONSUMER FINANCE--3.4%
  Advance America Cash Advance Centers, Inc. (b) .       2,700        61,830
  American Express Co. ...........................      15,335       864,434
  Capital One Financial Corp. ....................       6,100       513,681
  MBNA Corp. .....................................      27,530       776,071
  SLM Corp. ......................................      12,240       653,493
                                                                 -----------
                                                                   2,869,509
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--2.8%
  Affiliated Computer Services, Inc. Class A (b) .       4,300       258,817
  Automatic Data Processing, Inc. ................      12,200       541,070
  Fiserv, Inc. (b) ...............................      27,520     1,106,029
  Paychex, Inc. ..................................      13,500       460,080
                                                                 -----------
                                                                   2,365,996
                                                                 -----------
DEPARTMENT STORES--0.4%
  Sears Roebuck and Co. ..........................       6,000       306,180
                                                                 -----------
DIVERSIFIED BANKS--0.7%
  Bank of America Corp. ..........................      12,200       573,278
                                                                 -----------
DIVERSIFIED CHEMICALS--1.5%
  Dow Chemical Co. (The) .........................       8,000       396,080
  Du Pont (E.I.) de Nemours & Co. ................       9,220       452,241
  Eastman Chemical Co. ...........................       7,200       415,656
                                                                 -----------
                                                                   1,263,977
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
  Cintas Corp. ...................................       9,200       403,512
                                                                 -----------
DIVERSIFIED METALS & MINING--0.7%
  Foundation Coal Holdings, Inc. (b) .............       2,900        66,874
  Phelps Dodge Corp. .............................       4,800       474,816
                                                                 -----------
                                                                     541,690
                                                                 -----------
DRUG RETAIL--0.6%
  Walgreen Co. ...................................      12,100       464,277
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.2%
  Emerson Electric Co. ...........................       6,110       428,311
  Rockwell Automation, Inc. ......................      12,100       599,555
                                                                 -----------
                                                                   1,027,866
                                                                 -----------

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES


                                                        SHARES      VALUE
                                                        ------   -----------

ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
  Agilent Technologies, Inc. (b) .................      19,000   $   457,900
                                                                 -----------
EMPLOYMENT SERVICES--1.7%
  Robert Half International, Inc. ................      49,000     1,442,070
                                                                 -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.6%
  Monsanto Co. ...................................       8,600       477,730
                                                                 -----------
FOOD RETAIL--0.5%
  Whole Foods Market, Inc. .......................       4,200       400,470
                                                                 -----------
FOOTWEAR--0.5%
  NIKE, Inc. Class B .............................       4,250       385,433
                                                                 -----------
GOLD--0.7%
  Newmont Mining Corp. ...........................      12,800       568,448
                                                                 -----------
HEALTH CARE EQUIPMENT--6.3%
  Bard (C.R.), Inc. ..............................       8,000       511,840
  Becton, Dickinson & Co. ........................      12,700       721,360
  Biomet, Inc. ...................................      38,800     1,683,532
  Fisher Scientific International, Inc. (b) ......       9,900       617,562
  Medtronic, Inc. ................................      10,010       497,197
  St. Jude Medical, Inc. (b) .....................       8,500       356,405
  Varian Medical Systems, Inc. (b) ...............      10,100       436,724
  Zimmer Holdings, Inc. (b) ......................       5,700       456,684
                                                                 -----------
                                                                   5,281,304
                                                                 -----------
HEALTH CARE SERVICES--1.4%
  Caremark Rx, Inc. (b) ..........................      29,700     1,171,071
                                                                 -----------
HOME ENTERTAINMENT SOFTWARE--0.3%
  Electronic Arts, Inc. (b) ......................       3,700       228,216
                                                                 -----------
HOTELS, RESORTS & CRUISE LINES--1.7%
  Carnival Corp. Class A .........................       9,220       531,349
  Royal Caribbean Cruises Ltd. ...................       6,010       327,184
  Starwood Hotels & Resorts Worldwide, Inc. ......       9,200       537,280
                                                                 -----------
                                                                   1,395,813
                                                                 -----------
HOUSEHOLD PRODUCTS--0.7%
  Procter & Gamble Co. (The) .....................      11,100       611,388
                                                                 -----------
HYPERMARKETS & SUPER CENTERS--0.8%
  Wal-Mart Stores, Inc. ..........................      13,325       703,827
                                                                 -----------
INDUSTRIAL CONGLOMERATES--0.8%
  General Electric Co. ...........................      18,400       671,600
                                                                 -----------
INDUSTRIAL GASES--0.9%
  Air Products and Chemicals, Inc. ...............       7,300       423,181
  Praxair, Inc. ..................................       7,200       317,880
                                                                 -----------
                                                                     741,061
                                                                 -----------
INDUSTRIAL MACHINERY--3.8%
  Danaher Corp. ..................................      12,100       694,661
  Eaton Corp. ....................................       6,020       435,607
  Illinois Tool Works, Inc. ......................       4,345       402,695
  Ingersoll-Rand Co. Class A .....................      13,500     1,084,050
  Parker Hannifin Corp. ..........................       7,210       546,085
                                                                 -----------
                                                                   3,163,098
                                                                 -----------
INTEGRATED OIL & GAS--2.0%
  ChevronTexaco Corp. ............................       3,700       194,287
  ConocoPhillips .................................       3,000       260,490
  Exxon Mobil Corp. ..............................      18,400       943,184
  Occidental Petroleum Corp. .....................       5,000       291,800
                                                                 -----------
                                                                   1,689,761
                                                                 -----------
INTERNET RETAIL--1.4%
  eBay, Inc. (b) .................................       9,670     1,124,428
                                                                 -----------


                                                        SHARES      VALUE
                                                        ------   -----------

INTERNET SOFTWARE & SERVICES--2.5%
  Google, Inc. (b) ...............................       3,000   $   579,300
  Yahoo!, Inc. (b) ...............................      39,790     1,499,287
                                                                 -----------
                                                                   2,078,587
                                                                 -----------
INVESTMENT BANKING & BROKERAGE--0.4%
  Goldman Sachs Group, Inc. (The) ................       2,975       309,519
                                                                 -----------
LIFE & HEALTH INSURANCE--0.4%
  AFLAC, Inc. ....................................       8,900       354,576
                                                                 -----------
MANAGED HEALTH CARE--1.6%
  Aetna, Inc. ....................................       4,200       523,950
  Pacificare Health Systems (b) ..................       5,800       327,816
  UnitedHealth Group, Inc. .......................       5,600       492,968
                                                                 -----------
                                                                   1,344,734
                                                                 -----------
MOTORCYCLE MANUFACTURERS--0.3%
  Harley-Davidson, Inc. ..........................       4,200       255,150
                                                                 -----------
MOVIES & ENTERTAINMENT--0.7%
  DreamWorks Animation SKG, Inc. Class A (b) .....       1,400        52,514
  Viacom, Inc. Class B ...........................      13,970       508,368
                                                                 -----------
                                                                     560,882
                                                                 -----------
MULTI-LINE INSURANCE--0.9%
  American International Group, Inc. .............       6,130       402,557
  Genworth Financial, Inc. .......................      14,400       388,800
                                                                 -----------
                                                                     791,357
                                                                 -----------
OIL & GAS DRILLING--1.2%
  ENSCO International, Inc. ......................      14,900       472,926
  GlobalSantaFe Corp. ............................       6,000       198,660
  Patterson-UTI Energy, Inc. .....................      15,900       309,255
                                                                 -----------
                                                                     980,841
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--2.0%
  Baker Hughes, Inc. .............................      10,300       439,501
  BJ Services Co. ................................      10,600       493,324
  Halliburton Co. ................................       9,200       361,008
  Weatherford International Ltd. (b) .............       7,500       384,750
                                                                 -----------
                                                                   1,678,583
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--2.0%
  Apache Corp. ...................................       6,100       308,477
  Bill Barrett Corp. (b) .........................       1,900        60,781
  Burlington Resources, Inc. .....................       6,900       300,150
  Devon Energy Corp. .............................      17,100       665,532
  XTO Energy, Inc. ...............................       9,700       343,186
                                                                 -----------
                                                                   1,678,126
                                                                 -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
  Valero Energy Corp. ............................       8,100       367,740
                                                                 -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.9%
  Citigroup, Inc. ................................      17,111       824,408
  J.P. Morgan Chase & Co. ........................      18,400       717,784
                                                                 -----------
                                                                   1,542,192
                                                                 -----------
PACKAGED FOODS & MEATS--0.9%
  Hershey Foods Corp. ............................       6,000       333,240
  Kellogg Co. ....................................       9,400       419,804
                                                                 -----------
                                                                     753,044
                                                                 -----------
PERSONAL PRODUCTS--0.7%
  Gillette Co. (The) .............................      12,800       573,184
                                                                 -----------

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES


                                                        SHARES      VALUE
                                                        ------   -----------

PHARMACEUTICALS--3.3%
  Johnson & Johnson ..............................      20,765   $ 1,316,916
  Medicis Pharmaceutical Corp. Class A ...........      16,300       572,293
  Pfizer, Inc. ...................................      30,903       830,982
                                                                 -----------
                                                                   2,720,191
                                                                 -----------
REGIONAL BANKS--0.5%
  Commerce Bancorp, Inc. .........................       6,100       392,840
                                                                 -----------
RESTAURANTS--0.5%
  McDonald's Corp. ...............................      12,100       387,926
                                                                 -----------
SEMICONDUCTOR EQUIPMENT--0.7%
  Applied Materials, Inc. (b) ....................      19,360       331,056
  KLA-Tencor Corp. (b) ...........................       6,000       279,480
                                                                 -----------
                                                                     610,536
                                                                 -----------
SEMICONDUCTORS--4.2%
  Analog Devices, Inc. ...........................      21,370       788,980
  Freescale Semiconductor, Inc. Class A (b) ......      19,300       343,926
  Freescale Semiconductor, Inc. Class B (b) ......       1,965        36,077
  Linear Technology Corp. ........................      19,610       760,084
  Maxim Integrated Products, Inc. ................       9,910       420,085
  Microchip Technology, Inc. .....................      43,500     1,159,710
                                                                 -----------
                                                                   3,508,862
                                                                 -----------
SPECIALTY CHEMICALS--0.8%
  Ecolab, Inc. ...................................       9,700       340,761
  Rohm & Haas Co. ................................       7,200       318,456
                                                                 -----------
                                                                     659,217
                                                                 -----------
SPECIALTY STORES--2.7%
  Bed Bath & Beyond, Inc. (b) ....................      21,175       843,400
  Staples, Inc. ..................................      37,510     1,264,462
  Williams-Sonoma, Inc. (b) ......................       4,800       168,192
                                                                 -----------
                                                                   2,276,054
                                                                 -----------
STEEL--1.1%
  Nucor Corp. ....................................       7,200       376,848
  United States Steel Corp. ......................       9,800       502,250
                                                                 -----------
                                                                     879,098
                                                                 -----------
SYSTEMS SOFTWARE--5.2%
  Adobe Systems, Inc. ............................       7,300       458,002
  McAfee, Inc. (b) ...............................      12,200       352,946
  Microsoft Corp. ................................      73,440     1,961,582
  Oracle Corp. (b) ...............................      54,320       745,270
  Symantec Corp. (b) .............................      14,760       380,218
  VERITAS Software Corp. (b) .....................      15,490       442,240
                                                                 -----------
                                                                   4,340,258
                                                                 -----------
TECHNOLOGY DISTRIBUTORS--1.0%
  CDW Corp. ......................................      13,100       869,185
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS--0.3%
  UAP Holding Corp. (b) ..........................      12,500       215,875
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
  Nextel Communications, Inc. Class A (b) ........      23,400       702,000
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $75,301,178) ..............................    78,698,768
                                                                 -----------


                                                        SHARES      VALUE
                                                        ------   -----------

FOREIGN COMMON STOCKS(c)--3.8%
AIRLINES--0.0%
  Air China Ltd. (China) (b) .....................      54,000   $    20,842
                                                                 -----------
COMMUNICATIONS EQUIPMENT--0.6%
  Nokia Oyj ADR (Finland) ........................      30,620       479,816
                                                                 -----------
GOLD--0.4%
  Placer Dome, Inc. (Canada) .....................      19,700       371,542
                                                                 -----------
HEALTH CARE SUPPLIES--0.8%
  Alcon, Inc. (United States) ....................       8,300       668,980
                                                                 -----------
INDUSTRIAL CONGLOMERATES--0.7%
  Tyco International Ltd. (United States) ........      15,300       546,822
                                                                 -----------
PHARMACEUTICALS--0.9%
  Teva Pharmaceutical Industries Ltd. ADR (Israel)      26,100       779,346
                                                                 -----------
SEMICONDUCTORS--0.4%
  Marvell Technology Group Ltd. (Bermuda) (b) ....       9,060       321,358
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,979,953) ...............................     3,188,706
                                                                 -----------
WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
  Lucent Technologies, Inc. (b) ..................          76           120
                                                                 -----------
TOTAL WARRANTS
  (Identified cost $118) .....................................           120
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--98.4%
  (Identified cost $78,281,249) ..............................    81,887,594
                                                                 -----------


                                                         PAR
                                                        VALUE
                                                        (000)
                                                        ------
SHORT-TERM INVESTMENTS--1.6%
REPURCHASE AGREEMENTS--1.6%
  State Street Bank and Trust Co. repurchase
    agreement 2.10% dated 12/31/04, due
    1/3/05 repurchase price $1,332,233
    collateralized by FNMA 5.875%, 3/21/11
    market value $1,361,719                             $1,332     1,332,000
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $1,332,000) ...............................     1,332,000
                                                                 -----------
TOTAL INVESTMENTS--100.0%
  (Identified cost $79,613,249) ..............................    83,219,594(a)
  Other assets and liabilities, net--0.0% ....................        19,991
                                                                 -----------
NET ASSETS--100.0% ...........................................   $83,239,585
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,101,157 and gross depreciation of $1,454,364 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $80,572,801.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004


ASSETS
Investment securities at value (identified cost $79,613,249) ...............      $ 83,219,594
Cash .......................................................................               930
Receivables
  Fund shares sold .........................................................            93,145
  Dividends and interest ...................................................            60,013
  Tax reclaims .............................................................             1,302
Prepaid expenses ...........................................................             1,571
                                                                                  ------------
    Total assets ...........................................................        83,376,555
                                                                                  ------------
LIABILITIES
Payables
  Fund shares repurchased ..................................................            27,522
  Professional fee .........................................................            31,192
  Printing fee .............................................................            24,430
  Custodian fee ............................................................            20,999
  Investment advisory fee ..................................................            17,213
  Financial agent fee ......................................................             6,832
  Administration fee .......................................................             5,579
  Trustees' fee ............................................................               147
Accrued expenses ...........................................................             3,056
                                                                                  ------------
    Total liabilities ......................................................           136,970
                                                                                  ------------
NET ASSETS .................................................................      $ 83,239,585
                                                                                  ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .........................      $131,654,055
  Distributions in excess of net investment income .........................            (6,781)
  Accumulated net realized loss ............................................       (52,014,352)
  Net unrealized appreciation ..............................................         3,606,663
                                                                                  ------------
NET ASSETS .................................................................      $ 83,239,585
                                                                                  ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization    12,982,031
                                                                                  ============
Net asset value and offering price per share                                             $6.41
 ...........................................................................             =====



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ................................................................................................   $  864,824
  Interest .................................................................................................       26,301
  Foreign taxes withheld ...................................................................................       (3,415)
                                                                                                               ----------
    Total investment income ................................................................................      887,710
                                                                                                               ----------
EXPENSES
  Investment advisory fee ..................................................................................      609,867
  Financial agent fee ......................................................................................       80,720
  Administration ...........................................................................................       65,052
  Custodian ................................................................................................      111,225
  Printing .................................................................................................       64,536
  Professional .............................................................................................       41,251
  Trustees .................................................................................................        9,466
  Miscellaneous ............................................................................................       12,426
                                                                                                               ----------
    Total expenses .........................................................................................      994,543
    Less expenses reimbursed by investment adviser .........................................................     (181,307)
    Custodian fees paid indirectly .........................................................................          (81)
                                                                                                               ----------
    Net expenses ...........................................................................................      813,155
                                                                                                               ----------
NET INVESTMENT INCOME ......................................................................................       74,555
                                                                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .........................................................................    6,734,220
  Net realized loss on foreign currency transactions .......................................................       (8,234)
  Net change in unrealized appreciation (depreciation) on investments ......................................   (3,589,455)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency translations          318
                                                                                                               ----------
NET GAIN ON INVESTMENTS ....................................................................................    3,136,849
                                                                                                               ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................   $3,211,404
                                                                                                               ==========

                        See Notes to Financial Statements

                            PHOENIX-AIM GROWTH SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------   ------------
FROM OPERATIONS
  Net investment income (loss) ..............................................................   $     74,555   $    (65,255)
  Net realized gain (loss) ..................................................................      6,725,986    (11,516,459)
  Net change in unrealized appreciation (depreciation) ......................................     (3,589,137)    26,233,276
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................      3,211,404     14,651,562
                                                                                                ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .....................................................................        (77,757)            --
                                                                                                ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................................        (77,757)            --
                                                                                                ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,865,188 and 3,902,874 shares, respectively) ..............     17,560,544     21,896,967
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (0 and 2,496,714 shares, respectively) (See Note 9) .....................................             --     11,987,441
  Net asset value of shares issued from reinvestment of distributions
    (12,101 and 0 shares, respectively) .....................................................         77,757             --
  Cost of shares repurchased (3,273,715 and 4,026,328 shares, respectively) .................    (19,991,166)   (22,173,211)
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................................     (2,352,865)    11,711,197
                                                                                                ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................................        780,782     26,362,759
NET ASSETS
  Beginning of period .......................................................................     82,458,803     56,096,044
                                                                                                ------------   ------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
    OF ($6,781) AND ($1,091), RESPECTIVELY] .................................................   $ 83,239,585   $ 82,458,803
                                                                                                ============   ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                    YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------
                                                          2004      2003       2002       2001       2000
                                                         ------    ------     ------     ------     ------
Net asset value, beginning of period ...............     $ 6.16    $ 5.10     $ 7.16     $ 9.41     $10.60
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................       0.01     (0.01)(1)  (0.01)(1)  (0.02)(1)   0.01
  Net realized and unrealized gain (loss) ..........       0.25      1.07      (2.05)     (2.23)     (1.19)
                                                         ------    ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ...............       0.26      1.06      (2.06)     (2.25)     (1.18)
                                                         ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............      (0.01)       --         --         --      (0.01)
                                                         ------    ------     ------     ------     ------
    TOTAL DISTRIBUTIONS ............................      (0.01)       --         --         --      (0.01)
                                                         ------    ------     ------     ------     ------
CHANGE IN NET ASSET VALUE ..........................       0.25      1.06      (2.06)     (2.25)     (1.19)
                                                         ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD .....................     $ 6.41    $ 6.16     $ 5.10     $ 7.16     $ 9.41
                                                         ======    ======     ======     ======     ======
Total return .......................................       4.21%    20.82%    (28.84)%   (23.84)%   (11.17)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ............    $83,240   $82,459    $56,096    $68,743    $69,508
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ...........................       1.00%     1.01%      1.08%      1.00%      1.00%
  Gross operating expenses .........................       1.22%     1.17%      1.18%      1.19%      1.24%
  Net investment income (loss) .....................       0.09%    (0.09)%    (0.17)%    (0.26)%     0.15%
Portfolio turnover .................................        178%      228%        62%        35%        16%

(1) Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES
        (FORMERLY PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES)



A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

EFFECTIVE JANUARY 7, 2005, FRED ALGER MANAGEMENT, INC. REPLACED STATE STREET RESEARCH & MANAGEMENT COMPANY AS THE SUBADVISOR TO THE RENAMED PHOENIX-ALGER SMALL-CAP GROWTH SERIES (FORMERLY, PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES).

THE FOLLOWING COMMENTARY WAS PREPARED BY STATE STREET RESEARCH, THE FORMER MANAGER, AS IT ADDRESSES PERFORMANCE FOR THE YEAR ENDED DECEMBER 31, 2004.

Q: WHAT IS THE PHOENIX-ALGER SMALL-CAP GROWTH SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is long-term capital growth. Small-cap investing includes the risks of greater price volatility, less liquidity and increased competitive threat. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 2.12%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the Russell 2000(R) Growth Index, the series' style-specific benchmark, returned 14.31%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU DESCRIBE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: The equity market environment changed dramatically over the last year, driven by changes in investor sentiment. Given market performance in 2003, investor exuberance carried over into the first quarter of 2004. While corporate profits and economic growth remained solid, larger, macro-type issues, including high oil prices, rising interest rates, the presidential election, terrorism concerns, and the prolonged war in Iraq began to weigh on markets through the third quarter. As many of these concerns dissipated, investor sentiment dramatically improved following the decisive reelection of President Bush. While markets were flat to modestly negative for the year prior to November, investors returned to equity markets after the election, boosting stock prices.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: While certain segments of the portfolio performed well during the year, disappointments by a handful of holdings created a large drag on absolute and relative portfolio performance. Within the consumer discretionary sector, while many of our holdings in gaming such as Boyd Gaming and Pinnacle Entertainment aided absolute and relative returns, a fundamental earnings miss by Alliance Gaming in June proved costly as the stock posted a large decline. In a manner consistent with our investment process, we eliminated the position after its fundamental disappointment, but in the negative environment during that time, investors' frustrations were already present in the stock's price. Also within the sector, the portfolio's exposure to education services providers Corinthian Colleges and Career Education, as well as related holding eCollege.com, all posted significant declines. While these stocks had been volatile in the past in response to allegations of impropriety, disappointing forward guidance by Corinthian Colleges weighed heavily on the segment. In a manner consistent with our investment process, we eliminated both Career Education and Corinthian following this fundamental disappointment. Additionally, within health care, portfolio holding Nektar Therapeutics also declined nearly 50% after indications from European drug regulators that their inhaled insulin product, Exubera, would not be approved. On this news, we chose to eliminate the position from the portfolio.

     After a disappointing third quarter, small cap growth stocks rebounded in the fourth quarter as many of the larger macro issues that had held stocks back for the majority of the year dissipated and investor sentiment improved. In contrast, select holdings within the technology sector generated disappointing returns. Autobytel's share price declined after the company announced it would have to restate 2004 earnings and retract 2005's earnings forecast. Internet search provider Ask Jeeves also declined as investor sentiment turned negative following the company's third quarter earnings release. While earnings growth remained positive, given the excitement about the search business, investors were disappointed as they expected a higher number. Investors were also disappointed by the company's conservative forecasts for sales growth in the fourth quarter. We feel the long-term fundamentals of the search business remain compelling and remain invested in the position. Additionally, the portfolio's energy and producer durables holdings also lagged.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES


The following is the opinion of Fred Alger Management:

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Despite the absence of any fundamental catalyst, stocks trended lower during the first month of 2005. Some strategists believe the market's performance is signaling economic weakness on the horizon. We disagree.

     In truth, the year ahead looks unchanged from a month ago, with steady, above-trend economic growth, low inflation, and global expansion. On the political front, elections in Iraq went better than anticipated; turnout was high and while there were bombings, those failed to deter voting on any significant scale. For companies, earnings growth in the fourth quarter cooled from the torrid pace a year earlier to about 16.5% for the S&P 500, down from 28% in the fourth quarter of 2003. This slowing pattern looks to continue in 2005, but we think that current estimates of high-single digit returns may be too cautious. That said, even if the S&P 500 does earn less than 10% this year, the market is trading at 17 times forward earnings, with the 10-year Treasury note hovering just above 4%. The math is pretty clear: equities are attractively priced, and relative to value stocks, growth stocks are about as cheap as they have been in decades.

     Regardless of market conditions in 2005, our portfolio strategy will remain uniform, emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                 FROM
                                                               INCEPTION
                                                              8/12/02 TO
                                                    1 YEAR     12/31/04
------------------------------------------------------------------------
  Small-Cap Growth Series                            2.12%       21.09%
------------------------------------------------------------------------
  S&P 500(R) Index                                  10.86%       15.10%
------------------------------------------------------------------------
  Russell 2000(R) Growth Index                      14.31%       25.28%
------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                Small-Cap          S&P 500(R)         Russell 2000(R)
              Growth Series           Index            Growth Index
              -------------        ----------         ---------------

8/12/02          $10,000             $10,000             $10,000
12/31/02          10,085               9,806              10,092
12/31/03          15,468              12,622              14,990
12/31/04          15,797              13,993              17,135


For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Information Technology               29%
Health Care                          22
Consumer Discretionary               20
Financials                           11
Industrials                           8
Energy                                4
Telecommunication Services            4
Other                                 2


RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
            PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT
                           TO MOST RECENT MONTH-END.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alger Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                      BEGINNING            ENDING           EXPENSES PAID
                                                    ACCOUNT VALUE       ACCOUNT VALUE          DURING
         ALGER SMALL-CAP GROWTH SERIES              JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
         -----------------------------              -------------     -----------------     -------------

         Actual                                        $1,000.00           $  986.30             $4.99

         Hypothetical (5% return before expenses)       1,000.00            1,020.05              5.09

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.00%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 2.12%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,021.20.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. American Tower Corp. Class A                      2.9%
 2. Polycom, Inc.                                     2.9%
 3. Affiliated Managers Group, Inc.                   2.9%
 4. Boyd Gaming Corp.                                 2.8%
 5. Harman International Industries, Inc.             2.8%
 6. Resources Connection, Inc.                        2.6%
 7. Anteon International Corp.                        2.2%
 8. Pinnacle Entertainment, Inc.                      2.0%
 9. UCBH Holdings, Inc.                               1.9%
10. INAMED Corp.                                      1.9%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                        SHARES      VALUE
                                                        ------   -----------
DOMESTIC COMMON STOCKS--98.6%
AEROSPACE & DEFENSE--0.4%
  Essex Corp. (b) ................................       3,650   $    73,912
                                                                 -----------
APPAREL RETAIL--0.7%
  Aeropostale, Inc. (b) ..........................       4,770       140,381
                                                                 -----------
APPLICATION SOFTWARE--4.0%
  BEA Systems, Inc. (b) ..........................      28,010       248,169
  Epicor Software Corp. (b) ......................       8,890       125,260
  Hyperion Solutions Corp. (b) ...................       6,150       286,713
  Quest Software, Inc. (b) .......................       7,235       115,398
                                                                 -----------
                                                                     775,540
                                                                 -----------
ASSET MANAGEMENT & CUSTODY BANKS--2.9%
  Affiliated Managers Group, Inc. (b) ............       8,230       557,500
                                                                 -----------
BIOTECHNOLOGY--6.4%
  Abgenix, Inc. (b) ..............................      10,900       112,706
  Alkermes, Inc. (b) .............................      13,928       196,246
  ICOS Corp. (b) .................................       5,650       159,782
  Invitrogen Corp. (b) ...........................       3,470       232,941
  Martek Biosciences Corp. (b) ...................       6,890       352,768
  Protein Design Labs, Inc. (b) ..................       9,750       201,435
                                                                 -----------
                                                                   1,255,878
                                                                 -----------
BROADCASTING & CABLE TV--1.3%
  Citadel Broadcasting Co. (b) ...................      11,230       181,701
  Entravision Communications Corp. Class A (b) ...       8,847        73,873
                                                                 -----------
                                                                     255,574
                                                                 -----------
CASINOS & GAMING--7.8%
  Boyd Gaming Corp. ..............................      13,279       553,070
  Pinnacle Entertainment, Inc. (b) ...............      19,610       387,886
  Shuffle Master, Inc. (b) .......................       4,671       220,004
  Station Casinos, Inc. ..........................       6,617       361,818
                                                                 -----------
                                                                   1,522,778
                                                                 -----------
COMMUNICATIONS EQUIPMENT--7.7%
  Anaren, Inc. (b) ...............................      10,245       132,775
  Andrew Corp. (b) ...............................       8,690       118,445
  Avocent Corp. (b) ..............................       3,506       142,063
  Ditech Communications Corp. (b) ................       7,160       107,042
  Polycom, Inc. (b) ..............................      24,170       563,645
  Scientific-Atlanta, Inc. .......................       5,040       166,370
  SpectraLink Corp. ..............................      19,523       276,836
                                                                 -----------
                                                                   1,507,176
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS--0.7%
  Mobility Electronics, Inc. (b) .................      16,840       144,487
                                                                 -----------
CONSUMER ELECTRONICS--2.8%
  Harman International Industries, Inc. ..........       4,256       540,512
                                                                 -----------


                                                        SHARES      VALUE
                                                        ------   -----------

CONSUMER FINANCE--0.8%
  Collegiate Funding Services LLC (b) ............      11,250   $   158,512
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--4.4%
  Corporate Executive Board Co. (The) ............       4,490       300,561
  Laureate Education, Inc. (b) ...................       7,047       310,702
  LECG Corp. (b) .................................      13,700       255,505
                                                                 -----------
                                                                     866,768
                                                                 -----------
DIVERSIFIED METALS & MINING--0.9%
  Consol Energy, Inc. ............................       4,200       172,410
                                                                 -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.8%
  Aeroflex, Inc. (b) .............................      12,196       147,816
                                                                 -----------
EMPLOYMENT SERVICES--2.6%
  Resources Connection, Inc. (b) .................       9,380       509,428
                                                                 -----------
HEALTH CARE EQUIPMENT--3.9%
  Animas Corp. (b) ...............................       8,320       130,041
  Cutera, Inc. (b) ...............................      10,960       136,781
  INAMED Corp. (b) ...............................       5,900       373,175
  Wright Medical Group, Inc. (b) .................       4,020       114,570
                                                                 -----------
                                                                     754,567
                                                                 -----------
HEALTH CARE FACILITIES--6.1%
  AmSurg Corp. (b) ...............................       4,100       121,114
  Community Health Systems, Inc. (b) .............       9,640       268,763
  LCA-Vision, Inc. ...............................       7,325       171,332
  LifePoint Hospitals, Inc. (b) ..................       7,860       273,685
  United Surgical Partners International, Inc. (b)       8,510       354,867
                                                                 -----------
                                                                   1,189,761
                                                                 -----------
HEALTH CARE SERVICES--1.7%
  Advisory Board Co. (The) (b) ...................       3,250       119,860
  Covance, Inc. (b) ..............................       5,700       220,875
                                                                 -----------
                                                                     340,735
                                                                 -----------
HEALTH CARE SUPPLIES--2.9%
  Advanced Medical Optics, Inc. (b) ..............       8,620       354,627
  Cooper Companies, Inc. .........................       2,890       204,005
                                                                 -----------
                                                                     558,632
                                                                 -----------
INDUSTRIAL MACHINERY--0.5%
  Esco Technologies, Inc. (b) ....................       1,285        98,495
                                                                 -----------
INTERNET SOFTWARE & SERVICES--1.9%
  Ask Jeeves, Inc. (b) ...........................       9,330       249,577
  Autobytel, Inc. (e)(f) .........................       3,757        22,692
  Jupitermedia Corp. (b) .........................       4,400       104,632
                                                                 -----------
                                                                     376,901
                                                                 -----------

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES


                                                        SHARES      VALUE
                                                        ------   -----------

IT CONSULTING & OTHER SERVICES--4.1%
  Anteon International Corp. (b) .................      10,530   $   440,786
  CACI International, Inc. Class A (b) ...........       5,170       352,232
                                                                 -----------
                                                                     793,018
                                                                 -----------
OIL & GAS DRILLING--2.1%
  Patterson-UTI Energy, Inc. .....................       7,170       139,457
  Pride International, Inc. (b) ..................      12,930       265,582
                                                                 -----------
                                                                     405,039
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--1.4%
  Newpark Resources, Inc. (b) ....................      32,470       167,220
  Tidewater, Inc. ................................       3,160       112,528
                                                                 -----------
                                                                     279,748
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--0.5%
  Cabot Oil & Gas Corp. ..........................       2,220        98,235
                                                                 -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.9%
  CapitalSource, Inc. (b) ........................      14,382       369,186
                                                                 -----------
PHARMACEUTICALS--0.7%
  MGI Pharma, Inc. (b) ...........................       4,890       136,969
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--1.2%
  Bristol West Holdings, Inc. ....................      11,690       233,800
                                                                 -----------
REGIONAL BANKS--4.4%
  East West Bancorp, Inc. ........................       4,102       172,120
  Southwest Bancorp of Texas, Inc. ...............      13,894       323,591
  UCBH Holdings, Inc. ............................       8,150       373,433
                                                                 -----------
                                                                     869,144
                                                                 -----------
RESTAURANTS--2.3%
  Applebee's International, Inc. .................       5,030       133,043
  Rare Hospitality International, Inc. (b) .......       9,850       313,821
                                                                 -----------
                                                                     446,864
                                                                 -----------
SEMICONDUCTOR EQUIPMENT--4.1%
  ATMI, Inc. (b) .................................       5,470       123,239
  Cymer, Inc. (b) ................................      10,190       301,012
  Helix Technology Corp. .........................       8,930       155,293
  Mattson Technology, Inc. (b) ...................      10,270       115,640
  Teradyne, Inc. (b) .............................       6,580       112,321
                                                                 -----------
                                                                     807,505
                                                                 -----------
SEMICONDUCTORS--4.1%
  Cree, Inc. (b) .................................       2,990       119,839
  Genesis Microchip, Inc. (b) ....................       7,300       118,406
  Micrel, Inc. (b) ...............................      10,490       115,600
  Microsemi Corp. ................................      16,750       290,780
  NVIDIA Corp. (b) ...............................       6,970       164,213
                                                                 -----------
                                                                     808,838
                                                                 -----------
SPECIALTY STORES--5.1%
  Aaron Rents, Inc. ..............................      11,795       294,875
  Cost Plus, Inc. (b) ............................       2,710        87,073
  Guitar Center, Inc. (b) ........................       6,180       325,624
  West Marine, Inc. (b) ..........................      11,540       285,615
                                                                 -----------
                                                                     993,187
                                                                 -----------


                                                        SHARES      VALUE
                                                        ------   -----------

STEEL--0.5%
  AK Steel Holding Corp. (b) .....................       7,270   $   105,197
                                                                 -----------
SYSTEMS SOFTWARE--1.4%
  Sybase, Inc. (b) ...............................      14,030       279,899
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES--3.6%
  American Tower Corp. Class A (b) ...............      31,209       574,246
  Spectrasite Inc. (b) ...........................       2,320       134,327
                                                                 -----------
                                                                     708,573
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $16,127,012) ..............................    19,282,965
                                                                 -----------
FOREIGN COMMON STOCKS(c)--0.6%
SEMICONDUCTORS--0.6%
  O2Micro International Ltd. (Taiwan) (b) ........      10,990       125,726
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $129,918) .................................       125,726
                                                                 -----------
TOTAL INVESTMENTS--99.2%
  (Identified cost $16,256,930) ..............................    19,408,691(a)
  Other assets and liabilities, net--0.8% ....................       152,168
                                                                 -----------
NET ASSETS--100.0% ...........................................   $19,560,859
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,115,734 and gross depreciation of $187,974 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $16,480,931.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.
(e) Illiquid. At December 31, 2004, this security amounted to a value of $22,692 or 0.1% of net assets.
(f) Restricted security. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
  Investment securities at value (identified cost $16,256,930) ....................   $19,408,691
  Cash ............................................................................       366,200
  Receivables
  Fund shares sold ................................................................        33,084
  Investment securities sold ......................................................         7,987
  Dividends .......................................................................           829
Prepaid expenses ..................................................................           356
                                                                                      -----------
    Total assets ..................................................................    19,817,147
                                                                                      -----------
LIABILITIES
Payables
  Investment securities purchased .................................................       118,829
  Fund shares repurchased .........................................................        78,252
  Professional fee ................................................................        31,042
  Financial agent fee .............................................................         3,498
  Investment advisory fee .........................................................         2,664
  Administration fee ..............................................................         1,297
  Trustees' fee ...................................................................           147
Accrued expenses ..................................................................        20,559
                                                                                      -----------
    Total liabilities .............................................................       256,288
                                                                                      -----------
NET ASSETS ........................................................................   $19,560,859
                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ................................   $17,383,550
  Accumulated net realized loss ...................................................      (974,452)
  Net unrealized appreciation .....................................................     3,151,761
                                                                                      -----------
NET ASSETS ........................................................................   $19,560,859
                                                                                      ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..     1,328,904
                                                                                      ===========
Net asset value and offering price per share ......................................        $14.72
                                                                                           ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ....................................................................    $   34,690
  Interest .....................................................................         8,438
                                                                                    ----------
    Total investment income ....................................................        43,128
                                                                                    ----------
EXPENSES
  Investment advisory fee ......................................................       147,539
  Financial agent fee ..........................................................        40,369
  Administration ...............................................................        13,886
  Professional .................................................................        32,693
  Custodian ....................................................................        25,299
  Printing .....................................................................        23,164
  Trustees .....................................................................         9,467
  Miscellaneous ................................................................         8,804
                                                                                    ----------
    Total expenses .............................................................       301,221
    Less expenses reimbursed by investment adviser .............................      (127,673)
    Custodian fees paid indirectly .............................................            (8)
                                                                                    ----------
    Net expenses ...............................................................       173,540
                                                                                    ----------
NET INVESTMENT LOSS ............................................................      (130,412)
                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments .............................................      (919,339)
  Net change in unrealized appreciation (depreciation) on investments ..........     1,182,453
                                                                                    ----------
NET GAIN ON INVESTMENTS ........................................................       263,114
                                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................    $  132,702
                                                                                    ==========

                        See Notes to Financial Statements

                      PHOENIX-ALGER SMALL-CAP GROWTH SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------    -----------
FROM OPERATIONS
  Net investment income (loss) ...........................................................       $  (130,412)   $   (51,539)
  Net realized gain (loss) ...............................................................          (919,339)       958,626
  Net change in unrealized appreciation (depreciation) ...................................         1,182,453      1,973,661
                                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................           132,702      2,880,748
                                                                                                 -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized short-term gains ..........................................................          (254,571)      (633,538)
  Net realized long-term gains ...........................................................           (30,960)       (43,264)
                                                                                                 -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................          (285,531)      (676,802)
                                                                                                 -----------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (865,121 and 1,023,094 shares, respectively) .............        12,806,500     13,421,024
  Net asset value of shares issued from reinvestment of distributions
    (19,385 and 46,102 shares, respectively) .............................................           285,531        676,802
  Cost of shares repurchased (445,619 and 374,691 shares, respectively) ..................        (6,404,323)    (5,247,488)
                                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................         6,687,708      8,850,338
                                                                                                 -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................         6,534,879     11,054,284
                                                                                                 -----------    -----------
NET ASSETS
  Beginning of period ....................................................................        13,025,980      1,971,696
                                                                                                 -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY]       $19,560,859    $13,025,980
                                                                                                 ===========    ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                         YEAR ENDED
                                                         DECEMBER 31,    FROM INCEPTION
                                                      -----------------    8/12/02 TO
                                                       2004       2003      12/31/02
                                                      ------     ------  --------------
Net asset value, beginning of period .............    $14.64     $10.08       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) (1) ...............     (0.11)     (0.10)       (0.02)
  Net realized and unrealized gain (loss) ........      0.42       5.49         0.10
                                                      ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS .............      0.31       5.39         0.08
                                                      ------     ------       ------
LESS DISTRIBUTIONS
  Distributions from net realized gains ..........     (0.23)     (0.83)          --
                                                      ------     ------       ------
    TOTAL DISTRIBUTIONS ..........................     (0.23)     (0.83)          --
                                                      ------     ------       ------
CHANGE IN NET ASSET VALUE ........................      0.08       4.56         0.08
                                                      ------     ------       ------
NET ASSET VALUE, END OF PERIOD ...................    $14.72     $14.64       $10.08
                                                      ======     ======       ======
Total return .....................................      2.12%     53.38%        0.85%(3)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..........   $19,561    $13,026       $1,972
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses .........................      1.00%      1.00%        1.00%(2)
  Gross operating expenses .......................      1.74%      3.49%        9.33%(2)
  Net investment income (loss) ...................     (0.75)%    (0.75)%      (0.62)%(2)
Portfolio turnover ...............................       200%       180%          62%(3)

(1) Computed using average shares outstanding.
(2) Annualized.
(3) Not annualized.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER DREW DEMAKIS, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER -- STRUCTURED EQUITIES


Q: WHAT IS THE PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is high total return. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 9.84%. For the same period, the S&P 500(R) Index, a broadbased equity index and the series' style-specific benchmark, returned 10.86%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY ENVIRONMENT DURING THE FISCAL YEAR?

A: For much of 2004, investors were concerned about potential obstacles to continued economic expansion, including a record spike in oil prices and the weak U.S. dollar. But, in the end, economic and corporate earnings growth proved remarkably resilient, and oil prices retreated from record highs. Much of the market's strength is attributable to relief over a decisive outcome to November's U.S. presidential election and easing oil prices.

     The profitability of U.S. companies neared record levels in 2004. Even more importantly, their aggregate free cash flow rose to almost double the previous peak. Yet, capital spending lagged far behind as companies' management conserved their cash. While surveys on expectations indicate that confidence is high, corporate actions indicated otherwise.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THE REPORTING PERIOD?

A: The consumer cyclical sector contributed the most to the series' performance for the year. Large positions in eBay and Yahoo accounted for most of the outperformance. Our overweight position in Carnival, which performed well, and our underweight position in Viacom both contributed to the success of this sector.

     Stock selection within the medical sector was the largest detractor from performance. Pfizer and Forest Labs accounted for most of the underperformance. As a whole, the medical sector underperformed the index so our underweight position helped relative performance.

     In terms of sector selection performance, the largest contributor was our overweight position in the construction and housing sector, which was the second best performing sector in the portfolio for the year. The largest detractor to performance was an underweight position in the energy sector, the best performing sector for the year.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Even after the gains in 2004, the U.S. equity market continues to appear reasonably priced. The valuation spread between the cheapest and most expensive stocks, however, remains compressed, reducing the opportunity for our value-based research. At the same time, our growth research has reacted to the anomalous low valuations for rapid growth stocks by trading up at little or no premium to companies that our research indicates are poised to become growth leaders. As a result, overall, we have a tilt towards growth oriented companies with pro-cyclical characteristics. We anticipate the economic conditions to be supportive, driven by declining oil prices and a weakening dollar. Technology and Internet-related segments remain a key focus, given our view of pent-up demand on the business side and the consumer's continuing excitement about the latest technological advances.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                    FROM
                                                                  INCEPTION
                                                                 7/15/97 TO
                                           1 YEAR      5 YEARS    12/31/04
---------------------------------------------------------------------------
  Enhanced Index Series                      9.84%     (3.77)%       4.27%
---------------------------------------------------------------------------
  S&P 500(R) Index                          10.86%     (2.31)%       5.26%
---------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 7/15/97 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

           Enhanced Index Series      S&P 500(R) Index
           ---------------------      ----------------

7/15/97          $10,000                   $10,000
12/31/97          10,583                    10,567
12/31/98          13,935                    13,605
12/31/99          16,563                    16,481
12/29/00          14,663                    14,966
12/31/01          12,918                    13,189
12/31/02           9,859                    10,274
12/31/03          12,445                    13,224
12/31/04          13,669                    14,661

For information regarding the index, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Financials                 21%
Information Technology     16
Industrials                12
Health Care                12
Consumer Discretionary     12
Consumer Staples           10
Energy                      7
Other                      10

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
            PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT
                           TO MOST RECENT MONTH-END.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

ABOUT YOUR FUND'S EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Alliance/Bernstein Enhanced Index Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                      BEGINNING            ENDING           EXPENSES PAID
          ALLIANCE/BERNSTEIN ENHANCED               ACCOUNT VALUE       ACCOUNT VALUE          DURING
                  INDEX SERIES                      JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
         -----------------------------              -------------     -----------------     -------------

         Actual                                        $1,000.00           $1,063.70             $3.37

         Hypothetical (5% return before expenses)       1,000.00            1,021.83              3.31

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.65%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 9.84%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,098.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(f)
--------------------------------------------------------------------------------
 1. General Electric Capital Corp.                    3.8%
 2. Exxon Mobil Corp.                                 2.9%
 3. Microsoft Corp.                                   2.8%
 4. Citigroup, Inc.                                   2.6%
 5. American International Group, Inc.                1.9%
 6. Bank of America Corp.                             1.8%
 7. Wal-Mart Stores, Inc.                             1.8%
 8. Pfizer, Inc.                                      1.6%
 9. Johnson & Johnson                                 1.5%
10. Altria Group, Inc.                                1.5%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                        SHARES      VALUE
                                                        ------   -----------

DOMESTIC COMMON STOCKS--97.3%
ADVERTISING--0.1%
  Interpublic Group of Cos., Inc. (The) (b) ......       8,900   $    119,260
                                                                 ------------
AEROSPACE & DEFENSE--1.8%
  Boeing Co. (The) ...............................      12,200        631,594
  Goodrich Corp. .................................       4,100        133,824
  Honeywell International, Inc. ..................      12,300        435,542
  Northrop Grumman Corp. .........................       3,000        163,080
  United Technologies Corp. ......................       7,900        816,465
                                                                 ------------
                                                                    2,180,505
                                                                 ------------
AGRICULTURAL PRODUCTS--0.3%
  Archer-Daniels-Midland Co. .....................       5,000        111,550
  Bunge Ltd. .....................................       4,400        250,844
                                                                 ------------
                                                                      362,394
                                                                 ------------
AIR FREIGHT & COURIERS--1.0%
  United Parcel Service, Inc. Class B ............      14,400      1,230,624
                                                                 ------------
AIRLINES--0.1%
  Southwest Airlines Co. .........................      10,500        170,940
                                                                 ------------
ALUMINUM--0.3%
  Alcoa, Inc. ....................................      11,325        355,831
                                                                 ------------
APPAREL RETAIL--0.6%
  Limited Brands, Inc. ...........................      13,600        313,072
  TJX Cos., Inc. (The) ...........................      14,000        351,820
                                                                 ------------
                                                                      664,892
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
  V. F. Corp. ....................................       4,000        221,520
                                                                 ------------
APPLICATION SOFTWARE--0.2%
  Mercury Interactive Corp. (b) ..................       4,500        204,975
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.7%
  Bank of New York Co., Inc. (The) ...............       8,300        277,386
  Franklin Resources, Inc. .......................       4,500        313,425
  Legg Mason, Inc. ...............................       3,000        219,780
                                                                 ------------
                                                                      810,591
                                                                 ------------
AUTO PARTS & EQUIPMENT--0.3%
  Dana Corp. .....................................       8,000        138,640
  Delphi Corp. ...................................      20,400        184,008
                                                                 ------------
                                                                      322,648
                                                                 ------------
AUTOMOBILE MANUFACTURERS--0.6%
  Ford Motor Co. .................................       9,800        143,472
  General Motors Corp. ...........................      14,200        568,852
                                                                 ------------
                                                                      712,324
                                                                 ------------
BIOTECHNOLOGY--1.9%
  Amgen, Inc. (b) ................................      23,000      1,475,450
  Applera Corp. - Applied Biosystems Group .......       9,500        198,645


                                                        SHARES      VALUE
                                                        ------   -----------

BIOTECHNOLOGY--CONTINUED
  Biogen Idec, Inc. (b) ..........................       2,950   $    196,500
  Cephalon, Inc. (b) .............................       5,300        269,664
  Genentech, Inc. (b) ............................       3,600        195,984
                                                                 ------------
                                                                    2,336,243
                                                                 ------------
BREWERS--0.2%
  Anheuser-Busch Cos., Inc. ......................       4,200        213,066
                                                                 ------------
BROADCASTING & CABLE TV--0.7%
  Comcast Corp. Class A (b) ......................      17,000        565,760
  Univision Communications, Inc. Class A (b) .....       6,200        181,474
  Westwood One, Inc. (b) .........................       4,800        129,264
                                                                 ------------
                                                                      876,498
                                                                 ------------
BUILDING PRODUCTS--0.7%
  American Standard Cos., Inc. (b) ...............      11,000        454,520
  Masco Corp. ....................................      10,800        394,524
                                                                 ------------
                                                                      849,044
                                                                 ------------
CASINOS & GAMING--0.2%
  International Game Technology ..................       8,700        299,106
                                                                 ------------
COMMERCIAL PRINTING--0.3%
  Donnelley (R.R.) & Sons Co. ....................       9,600        338,784
                                                                 ------------
COMMUNICATIONS EQUIPMENT--3.3%
  ADC Telecommunications, Inc. (b) ...............      30,000         80,400
  Cisco Systems, Inc. (b) ........................      76,500      1,476,450
  Corning, Inc. (b) ..............................      22,800        268,356
  Juniper Networks, Inc. (b) .....................       9,800        266,462
  Lucent Technologies, Inc. (b) ..................      65,000        244,400
  Motorola, Inc. .................................      23,600        405,920
  QUALCOMM, Inc. .................................      25,600      1,085,440
  Tellabs, Inc. (b) ..............................      12,000        103,080
                                                                 ------------
                                                                    3,930,508
                                                                 ------------
COMPUTER & ELECTRONICS RETAIL--0.0%
  Circuit City Stores, Inc. ......................       3,800         59,432
                                                                 ------------
COMPUTER HARDWARE--3.2%
  Dell, Inc. (b) .................................      32,600      1,373,764
  Hewlett-Packard Co. ............................      38,500        807,345
  International Business Machines Corp. ..........      16,200      1,596,996
                                                                 ------------
                                                                    3,778,105
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.3%
  EMC Corp. (b) ..................................      27,700        411,899
                                                                 ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.4%
  Caterpillar, Inc. ..............................       3,100        302,281
  PACCAR, Inc. ...................................       3,000        241,440
                                                                 ------------
                                                                      543,721
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


                                                        SHARES      VALUE
                                                        ------   -----------

CONSUMER FINANCE--1.4%
  American Express Co. ...........................      12,700   $    715,899
  MBNA Corp. .....................................      33,300        938,727
                                                                 ------------
                                                                    1,654,626
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
  Automatic Data Processing, Inc. ................       2,600        115,310
  Computer Sciences Corp. ........................       2,500        140,925
  Electronic Data Systems Corp. ..................      12,000        277,200
  First Data Corp. ...............................       5,100        216,954
  Fiserv, Inc. (b) ...............................       7,300        293,387
                                                                 ------------
                                                                    1,043,776
                                                                 ------------
DEPARTMENT STORES--0.5%
  Federated Department Stores, Inc. ..............       2,000        115,580
  May Department Stores Co. (The) ................      10,200        299,880
  Saks, Inc. .....................................       9,600        139,296
                                                                 ------------
                                                                      554,756
                                                                 ------------
DIVERSIFIED BANKS--4.2%
  Bank of America Corp. ..........................      46,346      2,177,799
  Comerica, Inc. .................................       6,100        372,222
  U.S. Bancorp ...................................      19,700        617,004
  Wachovia Corp. .................................      17,815        937,069
  Wells Fargo & Co. ..............................      14,600        907,390
                                                                 ------------
                                                                    5,011,484
                                                                 ------------
DIVERSIFIED CHEMICALS--1.3%
  Dow Chemical Co. (The) .........................       7,000        346,570
  Du Pont (E.I.) de Nemours & Co. ................      11,000        539,550
  Eastman Chemical Co. ...........................       3,500        202,055
  FMC Corp. (b) ..................................       2,600        125,580
  PPG Industries, Inc. ...........................       5,100        347,616
                                                                 ------------
                                                                    1,561,371
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
  Apollo Group, Inc. Class A (b) .................       3,700        298,627
  Cendant Corp. ..................................      15,000        350,700
                                                                 ------------
                                                                      649,327
                                                                 ------------
DRUG RETAIL--0.1%
  Rite Aid Corp. (b) .............................      21,000         76,860
                                                                 ------------
ELECTRIC UTILITIES--2.1%
  Ameren Co. .....................................       2,300        115,322
  American Electric Power Co., Inc. ..............      11,200        384,608
  DTE Energy Co. .................................       6,000        258,780
  Entergy Corp. ..................................       3,700        250,083
  Exelon Corp. ...................................       7,000        308,490
  FirstEnergy Corp. ..............................       9,500        375,345
  FPL Group, Inc. ................................       2,700        201,825
  Pinnacle West Capital Corp. ....................       3,000        133,230
  PPL Corp. ......................................       3,600        191,808
  Progress Energy, Inc. ..........................       2,900        131,196
  Xcel Energy, Inc. ..............................      10,500        191,100
                                                                 ------------
                                                                    2,541,787
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.6%
  Cooper Industries Ltd. Class A .................       4,200        285,138
  Emerson Electric Co. ...........................       3,500        245,350
  Hubbell, Inc. Class B ..........................       3,800        198,740
                                                                 ------------
                                                                      729,228
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.1%
  Vishay Intertechnology, Inc. (b) ...............       5,500         82,610
                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES--0.3%
  Sanmina-SCI Corp. (b) ..........................      20,000        169,400
  Solectron Corp. (b) ............................      40,100        213,733
                                                                 ------------
                                                                      383,133
                                                                 ------------


                                                        SHARES      VALUE
                                                        ------   -----------

ENVIRONMENTAL SERVICES--0.1%
  Waste Management, Inc. .........................       6,000   $    179,640
                                                                 ------------
FOOD RETAIL--0.6%
  Albertson's, Inc. ..............................       7,800        186,264
  Kroger Co. (The) (b) ...........................       3,100         54,374
  Safeway, Inc. (b) ..............................      10,000        197,400
  SUPERVALU, Inc. ................................       8,300        286,516
                                                                 ------------
                                                                      724,554
                                                                 ------------
FOREST PRODUCTS--0.2%
  Weyerhaeuser Co. ...............................       2,900        194,938
                                                                 ------------
GENERAL MERCHANDISE STORES--0.6%
  Target Corp. ...................................      15,100        784,143
                                                                 ------------
HEALTH CARE DISTRIBUTORS--0.0%
  McKesson Corp. .................................       1,800         56,628
                                                                 ------------
HEALTH CARE EQUIPMENT--2.0%
  Baxter International, Inc. .....................       3,900        134,706
  Beckman Coulter, Inc. ..........................       3,000        200,970
  Boston Scientific Corp. (b) ....................      17,400        618,570
  Guidant Corp. ..................................       1,100         79,310
  Medtronic, Inc. ................................       6,000        298,020
  St. Jude Medical, Inc. (b) .....................      12,800        536,704
  Zimmer Holdings, Inc. (b) ......................       6,600        528,792
                                                                 ------------
                                                                    2,397,072
                                                                 ------------
HEALTH CARE FACILITIES--0.5%
  HCA, Inc. ......................................       6,400        255,744
  Health Management Associates, Inc. Class A .....      15,600        354,432
                                                                 ------------
                                                                      610,176
                                                                 ------------
HEALTH CARE SERVICES--0.6%
  Caremark Rx, Inc. (b) ..........................      17,400        686,082
                                                                 ------------
HOME ENTERTAINMENT SOFTWARE--0.5%
  Electronic Arts, Inc. (b) ......................      10,000        616,800
                                                                 ------------
HOME IMPROVEMENT RETAIL--2.0%
  Home Depot, Inc. (The) .........................      29,700      1,269,378
  Lowe's Cos., Inc. ..............................      16,000        921,440
  Sherwin-Williams Co. (The) .....................       5,500        245,465
                                                                 ------------
                                                                    2,436,283
                                                                 ------------
HOMEBUILDING--0.3%
  Lennar Corp. Class A ...........................       3,200        181,376
  Pulte Homes, Inc. ..............................       2,100        133,980
                                                                 ------------
                                                                      315,356
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--0.5%
  Carnival Corp. Class A .........................       9,700        559,011
                                                                 ------------
HOUSEHOLD APPLIANCES--0.2%
  Whirlpool Corp. ................................       2,700        186,867
                                                                 ------------
HOUSEHOLD PRODUCTS--1.6%
  Kimberly-Clark Corp. ...........................       3,700        243,497
  Procter & Gamble Co. (The) .....................      29,400      1,619,352
                                                                 ------------
                                                                    1,862,849
                                                                 ------------
HOUSEWARES & SPECIALTIES--0.2%
  Fortune Brands, Inc. ...........................       2,600        200,668
                                                                 ------------
HYPERMARKETS & SUPER CENTERS--1.8%
  Wal-Mart Stores, Inc. ..........................      40,900      2,160,338
                                                                 ------------
INDUSTRIAL CONGLOMERATES--4.5%
  3M Co. .........................................       7,300        599,111
  General Electric Co. ...........................     126,100      4,602,650
  Textron, Inc. ..................................       2,800        206,640
                                                                 ------------
                                                                    5,408,401
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


                                                        SHARES      VALUE
                                                        ------   -----------

INDUSTRIAL MACHINERY--0.5%
  Eaton Corp. ....................................       5,200   $    376,272
  Ingersoll-Rand Co. Class A .....................       1,200         96,360
  Parker Hannifin Corp. ..........................       1,800        136,332
                                                                 ------------
                                                                      608,964
                                                                 ------------
INTEGRATED OIL & GAS--5.6%
  Amerada Hess Corp. .............................       1,600        131,808
  ChevronTexaco Corp. ............................      24,400      1,281,244
  ConocoPhillips .................................      12,100      1,050,643
  Exxon Mobil Corp. ..............................      67,700      3,470,302
  Marathon Oil Corp. .............................      10,800        406,188
  Occidental Petroleum Corp. .....................       7,000        408,520
                                                                 ------------
                                                                    6,748,705
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--2.8%
  ALLTEL Corp. ...................................       4,100        240,916
  BellSouth Corp. ................................      19,300        536,347
  SBC Communications, Inc. .......................      36,600        943,182
  Sprint Corp. ...................................      16,500        410,025
  Verizon Communications, Inc. ...................      30,300      1,227,453
                                                                 ------------
                                                                    3,357,923
                                                                 ------------
INTERNET RETAIL--1.1%
  eBay, Inc. (b) .................................      11,600      1,348,848
                                                                 ------------
INTERNET SOFTWARE & SERVICES--0.9%
  Yahoo!, Inc. (b) ...............................      27,300      1,028,664
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.0%
  Bear Stearns Cos., Inc. (The) ..................         800         81,848
  Goldman Sachs Group, Inc. (The) ................       5,500        572,220
  Lehman Brothers Holdings, Inc. .................       4,900        428,652
  Merrill Lynch & Co., Inc. ......................      10,900        651,493
  Morgan Stanley .................................       9,900        549,648
  Schwab (Charles) Corp. (The) ...................      10,000        119,600
                                                                 ------------
                                                                    2,403,461
                                                                 ------------
LIFE & HEALTH INSURANCE--0.8%
  AFLAC, Inc. ....................................       7,500        298,800
  Jefferson-Pilot Corp. ..........................       2,300        119,508
  Lincoln National Corp. .........................       7,000        326,760
  MetLife, Inc. ..................................       4,200        170,142
                                                                 ------------
                                                                      915,210
                                                                 ------------
MANAGED HEALTH CARE--1.8%
  CIGNA Corp. ....................................       3,000        244,710
  UnitedHealth Group, Inc. .......................      13,400      1,179,602
  WellPoint, Inc. (b) ............................       6,000        690,000
                                                                 ------------
                                                                    2,114,312
                                                                 ------------
MOTORCYCLE MANUFACTURERS--0.4%
  Harley-Davidson, Inc. ..........................       7,100        431,325
                                                                 ------------
MOVIES & ENTERTAINMENT--1.9%
  Time Warner, Inc. (b) ..........................      67,300      1,308,312
  Viacom, Inc. Class B ...........................      13,200        480,348
  Walt Disney Co. (The) ..........................      17,200        478,160
                                                                 ------------
                                                                    2,266,820
                                                                 ------------
MULTI-LINE INSURANCE--2.3%
  American International Group, Inc. .............      34,000      2,232,780
  Hartford Financial Services Group, Inc. (The) ..       7,400        512,894
                                                                 ------------
                                                                    2,745,674
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER--0.2%
  Sempra Energy ..................................       6,700        245,756
                                                                 ------------
OFFICE SERVICES & SUPPLIES--0.2%
  Pitney Bowes, Inc. .............................       5,000        231,400
                                                                 ------------


                                                        SHARES      VALUE
                                                        ------   -----------

OIL & GAS DRILLING--0.1%
  Transocean, Inc. (b) ...........................       2,900   $    122,931
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--0.5%
  Baker Hughes, Inc. .............................       5,200        221,884
  Halliburton Co. ................................       3,200        125,568
  Schlumberger Ltd. ..............................       4,000        267,800
                                                                 ------------
                                                                      615,252
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--0.2%
  XTO Energy, Inc. ...............................       5,600        198,128
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.4%
  El Paso Corp. ..................................      21,500        223,600
  Western Gas Resources, Inc. ....................       7,000        204,750
                                                                 ------------
                                                                      428,350
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.9%
  Citigroup, Inc. ................................      63,900      3,078,702
  J.P. Morgan Chase & Co. ........................      42,332      1,651,371
                                                                 ------------
                                                                    4,730,073
                                                                 ------------
PACKAGED FOODS & MEATS--0.9%
  ConAgra Foods, Inc. ............................       5,100        150,195
  Dean Foods Co. (b) .............................       3,400        112,030
  General Mills, Inc. ............................       9,400        467,274
  Heinz (H.J.) Co. ...............................       3,000        116,970
  Hershey Foods Corp. ............................       1,900        105,526
  Sara Lee Corp. .................................       6,200        149,668
                                                                 ------------
                                                                    1,101,663
                                                                 ------------
PAPER PACKAGING--0.3%
  Sonoco Products Co. ............................       6,000        177,900
  Temple-Inland, Inc. ............................       3,600        246,240
                                                                 ------------
                                                                      424,140
                                                                 ------------
PAPER PRODUCTS--0.5%
  Georgia-Pacific Corp. ..........................       4,000        149,920
  International Paper Co. ........................      10,600        445,200
  Neenah Paper, Inc. (b) .........................         112          3,651
                                                                 ------------
                                                                      598,771
                                                                 ------------
PERSONAL PRODUCTS--0.6%
  Avon Products, Inc. ............................      12,300        476,010
  Gillette Co. (The) .............................       6,200        277,636
                                                                 ------------
                                                                      753,646
                                                                 ------------
PHARMACEUTICALS--5.3%
  Abbott Laboratories ............................      12,600        587,790
  Bristol-Myers Squibb Co. .......................      17,400        445,788
  Forest Laboratories, Inc. (b) ..................       9,200        412,712
  Johnson & Johnson ..............................      29,000      1,839,180
  Lilly (Eli) & Co. ..............................       8,100        459,675
  Merck & Co., Inc. ..............................      10,800        347,112
  Pfizer, Inc. ...................................      69,040      1,856,486
  Wyeth ..........................................       9,300        396,087
                                                                 ------------
                                                                    6,344,830
                                                                 ------------
PHOTOGRAPHIC PRODUCTS--0.2%
  Eastman Kodak Co. ..............................       6,000        193,500
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--1.0%
  Allstate Corp. (The) ...........................       9,100        470,652
  Axis Capital Holdings Ltd. .....................       6,600        180,576
  Chubb Corp. (The) ..............................       2,600        199,940
  St. Paul Travelers Cos., Inc. (The) ............      10,601        392,979
                                                                 ------------
                                                                    1,244,147
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


                                                        SHARES      VALUE
                                                        ------   -----------

PUBLISHING & PRINTING--0.2%
  Gannett Co., Inc. ..............................         900   $     73,530
  Tribune Co. ....................................       4,100        172,774
                                                                 ------------
                                                                      246,304
                                                                 ------------
RAILROADS--0.8%
  Burlington Northern Santa Fe Corp. .............       5,600        264,936
  CSX Corp. ......................................       9,000        360,720
  Norfolk Southern Corp. .........................      10,300        372,757
                                                                 ------------
                                                                      998,413
                                                                 ------------
REGIONAL BANKS--2.5%
  AmSouth Bancorp ................................       5,600        145,040
  BB&T Corp. .....................................       5,200        218,660
  Commerce Bancorp, Inc. .........................       5,200        334,880
  Huntington Bancshares, Inc. ....................       6,300        156,114
  KeyCorp ........................................      11,600        393,240
  National City Corp. ............................      14,700        551,985
  PNC Financial Services Group, Inc. (The) .......       6,800        390,592
  Regions Financial Corp. ........................       6,226        221,583
  SunTrust Banks, Inc. ...........................       7,200        531,936
                                                                 ------------
                                                                    2,944,030
                                                                 ------------
REITS--0.4%
  Equity Office Properties Trust .................      11,000        320,320
  Equity Residential .............................       5,700        206,226
                                                                 ------------
                                                                      526,546
                                                                 ------------
RESTAURANTS--1.3%
  McDonald's Corp. ...............................      14,500        464,870
  Starbucks Corp. (b) ............................      10,400        648,544
  Wendy's International, Inc. ....................       8,600        337,636
  Yum! Brands, Inc. ..............................       2,300        108,514
                                                                 ------------
                                                                    1,559,564
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.2%
  Applied Materials, Inc. (b) ....................      12,000        205,200
                                                                 ------------
SEMICONDUCTORS--1.9%
  Broadcom Corp. Class A (b) .....................       8,600        277,608
  Freescale Semiconductor, Inc. Class B (b) ......       2,606         47,843
  Intel Corp. ....................................      61,975      1,449,595
  Linear Technology Corp. ........................       3,100        120,156
  Maxim Integrated Products, Inc. ................       2,200         93,258
  Texas Instruments, Inc. ........................      12,900        317,598
                                                                 ------------
                                                                    2,306,058
                                                                 ------------
SOFT DRINKS--2.0%
  Coca-Cola Co. (The) ............................      25,000      1,040,750
  Coca-Cola Enterprises, Inc. ....................       3,800         79,230
  PepsiCo, Inc. ..................................      24,300      1,268,460
                                                                 ------------
                                                                    2,388,440
                                                                 ------------
SPECIALTY CHEMICALS--0.2%
  Lubrizol Corp.  (The) ..........................       5,100        187,986
                                                                 ------------
SPECIALTY STORES--0.3%
  OfficeMax, Inc. ................................       5,700        178,866
  Williams-Sonoma, Inc. (b) ......................       3,800        133,152
                                                                 ------------
                                                                      312,018
                                                                 ------------
STEEL--0.4%
  United States Steel Corp. ......................       6,400        328,000
  Worthington Industries, Inc. ...................       5,700        111,606
                                                                 ------------
                                                                      439,606
                                                                 ------------


                                                        SHARES      VALUE
                                                        ------   -----------

SYSTEMS SOFTWARE--3.7%
  McAfee, Inc. (b) ...............................       6,200   $    179,366
  Microsoft Corp. ................................     123,400      3,296,014
  Oracle Corp. (b) ...............................      56,800        779,296
  Symantec Corp. (b) .............................       8,200        211,232
                                                                 ------------
                                                                    4,465,908
                                                                 ------------
TECHNOLOGY DISTRIBUTORS--0.2%
  Ingram Micro, Inc. Class A (b) .................       5,100        106,080
  Tech Data Corp. (b) ............................       2,800        127,120
                                                                 ------------
                                                                      233,200
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.9%
  Fannie Mae .....................................       7,700        548,317
  Freddie Mac ....................................       2,400        176,880
  Washington Mutual, Inc. ........................       7,400        312,872
                                                                 ------------
                                                                    1,038,069
                                                                 ------------
TOBACCO--2.0%
  Altria Group, Inc. .............................      30,000      1,833,000
  Reynolds American, Inc. ........................       4,800        377,280
  UST, Inc. ......................................       3,600        173,196
                                                                 ------------
                                                                    2,383,476
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
  Nextel Communications, Inc. Class A (b) ........      11,800        354,000
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $100,681,923) .............................    116,452,985
                                                                 ------------
FOREIGN  COMMON STOCKS(c)--1.8%
ELECTRONIC MANUFACTURING SERVICES--0.1%
  Flextronics International Ltd. (Singapore) (b) .       7,000         96,740
                                                                 ------------
HEALTH CARE SUPPLIES--0.1%
  Alcon, Inc. (United States) ....................       1,800        145,080
                                                                 ------------
INDUSTRIAL CONGLOMERATES--0.6%
  Tyco International Ltd. (United States) ........      19,700        704,078
                                                                 ------------
OIL & GAS DRILLING--0.2%
  Nabors Industries Ltd. (United States) (b) .....       5,450        279,531
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.6%
  ACE Ltd. (United States) .......................       7,600        324,900
  XL Capital Ltd. Class A (United States) ........       4,500        349,425
                                                                 ------------
                                                                      674,325
                                                                 ------------
SEMICONDUCTORS--0.2%
  Marvell Technology Group Ltd. (Bermuda) (b) ....       6,000        212,820
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,567,215) ...............................      2,112,574
                                                                 ------------
RIGHTS--0.0%
COMPUTER STORAGE & PERIPHERALS--0.0%
  Seagate Technology Tax Refund Rights (d)(e) ....       8,600          1,032
                                                                 ------------
TOTAL RIGHTS
  (Identified cost $0) .......................................          1,032
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--99.1%
  (Identified cost $102,249,138) .............................    118,566,591
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES

                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                      --------   ------------

SHORT-TERM INVESTMENTS--0.5%
MONEY MARKET MUTUAL FUNDS--0.5%
  SSgA Money Market Fund
    (1.83% seven day effective yield) ............    $575,412   $    575,412
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $575,412) .................................        575,412
                                                                 ------------
TOTAL INVESTMENTS--99.6%
  (Identified cost $102,824,550) .............................    119,142,003(a)
  Other assets and liabilities, net--0.4% ....................        486,605
                                                                 ------------
NET ASSETS--100.0% ...........................................   $119,628,608
                                                                 ============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $22,812,725 and gross depreciation of $7,372,403 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $103,701,681.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2004, these securities amounted to a value of $1,032 or 0% of net assets.
(e) Restricted security. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(f) Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $102,824,550) .......................    $119,142,003
Receivables
  Investment securities sold ........................................................         960,887
  Dividends and interest ............................................................         164,207
  Fund shares sold ..................................................................          14,865
Prepaid expenses ....................................................................           2,202
                                                                                         ------------
    Total assets ....................................................................     120,284,164
                                                                                         ------------
LIABILITIES
Payables
  Investment securities purchased ...................................................         510,356
  Fund shares repurchased ...........................................................          40,882
  Investment advisory fee ...........................................................          35,100
  Financial agent fee ...............................................................           8,687
  Administration fee ................................................................           8,047
  Trustees' fee .....................................................................             147
Accrued expenses ....................................................................          52,337
                                                                                         ------------
    Total liabilities ...............................................................         655,556
                                                                                         ------------
NET ASSETS ..........................................................................    $119,628,608
                                                                                         ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ..................................    $130,846,186
  Undistributed net investment income ...............................................          99,739
  Accumulated net realized loss .....................................................     (27,634,770)
  Net unrealized appreciation .......................................................      16,317,453
                                                                                         ------------
NET ASSETS ..........................................................................    $119,628,608
                                                                                         ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ....      10,823,897
                                                                                         ============
Net asset value and offering price per share ........................................          $11.05
                                                                                               ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends .................................................................     $ 2,387,691
  Interest ..................................................................           9,787
  Foreign taxes withheld ....................................................             (82)
                                                                                  -----------
    Total investment income .................................................       2,397,396
                                                                                  -----------
EXPENSES
  Investment advisory fee ...................................................         516,366
  Financial agent fee .......................................................         101,821
  Administration ............................................................          91,798
  Printing ..................................................................          33,262
  Professional ..............................................................          30,841
  Custodian .................................................................          23,448
  Trustees ..................................................................           9,467
  Miscellaneous .............................................................          13,867
                                                                                  -----------
    Total expenses ..........................................................         820,870
    Less expenses reimbursed by investment adviser ..........................         (75,009)
                                                                                  -----------
    Net expenses ............................................................         745,861
                                                                                  -----------
NET INVESTMENT INCOME .......................................................       1,651,535
                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ..........................................       2,904,223
  Net change in unrealized appreciation (depreciation) on investments .......       6,199,752
                                                                                  -----------
NET GAIN ON INVESTMENTS .....................................................       9,103,975
                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................     $10,755,510
                                                                                  ===========

                        See Notes to Financial Statements

                PHOENIX-ALLIANCE/BERNSTEIN ENHANCED INDEX SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED     YEAR ENDED
                                                                                                  12/31/04       12/31/03
                                                                                                ------------   ------------
FROM OPERATIONS
  Net investment income (loss) ..............................................................   $  1,651,535   $  1,080,761
  Net realized gain (loss) ..................................................................      2,904,223     (6,461,171)
  Net change in unrealized appreciation (depreciation) ......................................      6,199,752     27,261,052
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................     10,755,510     21,880,642
                                                                                                ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .....................................................................     (1,678,601)    (1,038,693)
                                                                                                ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .................................     (1,678,601)    (1,038,693)
                                                                                                ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,139,602 and 3,876,714 shares, respectively) ..............     22,202,381     34,440,351
  Net asset value of shares issued from reinvestment of distributions
    (156,060 and 111,579 shares, respectively) ..............................................      1,678,601      1,038,693
  Cost of shares repurchased (2,281,223 and 3,330,657 shares, respectively) .................    (23,663,712)   (28,964,646)
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .................................        217,270      6,514,398
                                                                                                ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................................      9,294,179     27,356,347
NET ASSETS
  Beginning of period .......................................................................    110,334,429     82,978,082
                                                                                                ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $99,739 AND $126,805, RESPECTIVELY) ...........................................   $119,628,608   $110,334,429
                                                                                                ============   ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                   YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------------
                                                          2004       2003      2002     2001(1)    2000
                                                         ------     ------    ------    ------    ------
Net asset value, beginning of period .................   $10.21     $ 8.17    $10.81    $12.44    $14.64
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................     0.15       0.10      0.08      0.09      0.11
  Net realized and unrealized gain (loss) ............     0.84       2.04     (2.63)    (1.57)    (1.75)
                                                         ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .................     0.99       2.14     (2.55)    (1.48)    (1.64)
                                                         ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............    (0.15)     (0.10)    (0.09)    (0.08)    (0.11)
  Distributions from net realized gains ..............       --         --        --     (0.07)    (0.45)
                                                         ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..............................    (0.15)     (0.10)    (0.09)    (0.15)    (0.56)
                                                         ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ............................     0.84       2.04     (2.64)    (1.63)    (2.20)
                                                         ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .......................   $11.05     $10.21    $ 8.17    $10.81    $12.44
                                                         ======     ======    ======    ======    ======
Total return .........................................     9.84%     26.23%   (23.68)%  (11.90)%  (11.47)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .............. $119,629   $110,334   $82,978  $105,493  $115,625
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses .............................     0.65%      0.65%     0.63%     0.55%     0.55%
  Gross operating expenses ...........................     0.72%      0.72%     0.74%     0.70%     0.69%
  Net investment income ..............................     1.44%      1.18%     0.91%     0.80%     0.80%
Portfolio turnover ...................................       22%        52%       44%       40%       63%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


A DISCUSSION WITH THE SERIES' SENIOR PORTFOLIO MANAGER, MICHAEL SCHATT, AND PORTFOLIO MANAGER, GEOFFREY P. DYBAS, CFA


Q: WHAT IS THE PHOENIX-DUFF & Phelps Real Estate Securities Series' investment objective?

A: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Investors should note that real estate investing involves certain risks, including refinancing, economic impact on the industry, changes in the values of property owned, dependency on management skills and liquidity risks similar to those associated with small company investing. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 34.69%, exceeding the 10.86% return of the S&P 500(R) Index, a broadbased equity index, and the 31.56% return of the NAREIT Equity Index, the series' style-specific benchmark. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

The series ended the period with favorable 1-, 3-, and 5-year track records as summarized here:



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PHOENIX-
                                                                                                                     DUFF & PHELPS
                                                    PHOENIX-                                                          REAL ESTATE
                                                  DUFF & PHELPS                                LIPPER PEER         SECURITIES SERIES
  PERIODS ENDED                                    REAL ESTATE             NAREIT                GROUP*           LIPPER PEER GROUP*
  DECEMBER 31, 2004                             SECURITIES SERIES       EQUITY INDEX             AVERAGE          PERCENTILE RANKING
------------------------------------------------------------------------------------------------------------------------------------
  One Year Performance                                  34.69%                 31.56%                33.71%               43%
------------------------------------------------------------------------------------------------------------------------------------
  Three Year Annualized Performance                     27.80%                 23.27%                23.31%                4%
------------------------------------------------------------------------------------------------------------------------------------
  Five Year Annualized Performance                      23.82%                 21.94%                21.21%                4%
------------------------------------------------------------------------------------------------------------------------------------
Performance  figures assume reinvestment of distributions and exclude the effect of sales charges.

*Lipper Peer Group: Variable Real Estate funds, as of 12/31/04

     For the year ended December 31, 2004, the series ranked 16 out of 37 Variable Real Estate funds, putting it in the second quartile of its peer group. The series also ranked 1 out of 28 Variable Real Estate funds (first quartile) for the three-year period, and 1 out of 23 Variable Real Estate funds (first quartile) for the five-year period ended December 31, 2004. Past performance is no guarantee of future results.

     Lipper, Inc. is a nationally recognized organization that ranks the performance of mutual funds. Lipper ranks each fund based on total return within a universe of funds similar in portfolio characteristics and market capitalization. Rankings do not include the effect of the fund's sales load, if applicable.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: Diversification, stock selection and overweight sector positions in the regional mall, shopping center and industrial sectors provided positive contributions. While all sectors of the series' benchmark, the NAREIT Equity Index, achieved positive results, the series' overweight sector positions outperformed the benchmark during the 12-month period.

     In our view, the visibility of long-term earnings growth and cash flows in the retail sectors, which ultimately rely on the strength of the consumer as opposed to the corporate customer, will continue to be attractive to the market. Among the commercial sectors, industrial properties have the benefit of increased demand from serving the consumer supply chain as the economy grows, even if job growth is moderate.

     In addition, our underweight positions in the office and mixed office & industrial sectors also helped us deliver excess returns as those sectors lagged the benchmark and incurred negative earnings growth overall.

     Finally, we believe that consistency in investment management and approach is essential to strong long-term performance. To that point, the same team has been managing the series for over seven years and has maintained the same philosophy, style, process and discipline throughout this time.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Over the long term, the majority of the NAREIT Equity Index's performance has been derived from income. We expect that to continue in the future. The NAREIT Equity Index dividend yield at December 31, 2004 was 4.66%. We anticipate this yield, combined with accelerating earnings growth in 2005, will lead the market to mid-single digit performance.

     As always, REITs help reduce risk in a diversified investment portfolio, as measured by their low correlation with other asset classes and a lower standard deviation. Investors continued to recognize this core attribute based on continued strong asset flows in the last year as they diversified and added income to their portfolios. As shown here, the series' benchmark, the NAREIT Equity Index, performed well versus the equity markets as measured by the S&P 500(R) Index and Russell 2000 Index for the 1-, 3-, 5- and 10-year periods while maintaining a lower standard deviation.


                                                                                                                          STANDARD
                                                   ONE YEAR*        THREE YEAR*      FIVE YEAR*          TEN YEAR*        DEVIATION
-----------------------------------------------------------------------------------------------------------------------------------
  NAREIT Equity Index Benchmark                     31.56%            23.27%            21.94%            14.81%            12.91%
-----------------------------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index                                  10.86%             3.59%            (2.31)%           12.11%            15.59%
-----------------------------------------------------------------------------------------------------------------------------------
  Russell 2000(R) Stock Index (Small Cap)           18.33%            11.48%             6.61%            11.53%            19.85%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    JANUARY 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                       FROM
                                                                     INCEPTION
                                                                     5/1/95 TO
                                             1 YEAR      5 YEAR      12/31/04
------------------------------------------------------------------------------
  Real Estate Securities Series               34.69%     23.82%       17.08%
------------------------------------------------------------------------------
  S&P 500(R) Index                            10.86%     (2.31)%      11.14%
------------------------------------------------------------------------------
  NAREIT Equity Index                         31.56%     21.94%       15.35%
------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 5/1/95 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

          Real Estate Securities Series    S&P 500(R) Index  NAREIT Equity Index
          -----------------------------    ----------------  -------------------

5/1/95                $10,000                   $10,000           $10,000
12/29/95               11,779                    12,184            11,548
12/31/96               15,677                    15,017            15,618
12/31/97               19,134                    20,029            18,787
12/31/98               15,079                    25,789            15,499
12/31/99               15,799                    31,239            14,783
12/29/00               20,661                    28,369            18,680
12/31/01               22,028                    25,000            21,283
12/31/02               24,690                    19,475            22,094
12/31/03               34,137                    25,067            30,300
12/31/04               45,980                    27,789            39,863

For information regarding the indexes, see the glossary on page 4.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Regional Malls     19%
Office             16
Shopping Centers   14
Apartments         13
Industrial         10
Diversified         6
Lodging/Resorts     6
Other              16

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
            PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT
                           TO MOST RECENT MONTH-END.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Duff & Phelps Real Estate Securities Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                    BEGINNING            ENDING           EXPENSES PAID
         DUFF & PHELPS REAL ESTATE                ACCOUNT VALUE       ACCOUNT VALUE          DURING
              SECURITIES SERIES                   JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
         -------------------------                -------------     -----------------     -------------

         Actual                                     $1,000.00           $1,256.10             $5.89

         Hypothetical (5% return before expenses)    1,000.00            1,019.85              5.29

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.04%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 34.69%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,346.90.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(b)
--------------------------------------------------------------------------------
 1. Simon Property Group, Inc.                                            6.7%
 2. CenterPoint Properties Trust                                          4.9%
 3. Vornado Realty Trust                                                  4.7%
 4. General Growth Properties, Inc.                                       4.5%
 5. SL Green Realty Corp.                                                 4.2%
 6. Developers Diversified Realty Corp.                                   4.2%
 7. Archstone-Smith Trust                                                 4.1%
 8. ProLogis                                                              4.1%
 9. Macerich Co. (The)                                                    4.1%
10. Boston Properties, Inc.                                               3.9%
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                        SHARES      VALUE
                                                        ------   -----------

DOMESTIC COMMON STOCKS--95.4%
REAL ESTATE INVESTMENT TRUSTS--93.0%
DIVERSIFIED--6.0%
  iStar Financial, Inc. ..........................      35,796   $  1,620,127
  Vornado Realty Trust ...........................      75,539      5,750,784
                                                                 ------------
                                                                    7,370,911
                                                                 ------------
HEALTH CARE--2.6%
  Health Care Property Investors, Inc. ...........      41,469      1,148,277
  Health Care REIT, Inc. .........................      25,677        979,577
  Healthcare Realty Trust, Inc. ..................      26,228      1,067,480
                                                                 ------------
                                                                    3,195,334
                                                                 ------------
INDUSTRIAL/OFFICE--28.2%
INDUSTRIAL--10.0%
  AMB Property Corp. .............................      28,831      1,164,484
  CenterPoint Properties Trust ...................     124,563      5,965,322
  ProLogis .......................................     115,625      5,010,031
                                                                 ------------
                                                                   12,139,837
                                                                 ------------
MIXED--2.0%
  Reckson Associates Realty Corp. ................      73,674      2,417,244

OFFICE--16.2%
  Alexandria Real Estate Equities, Inc. ..........      35,444      2,637,743
  Arden Realty, Inc. .............................      28,062      1,058,499
  Boston Properties, Inc. ........................      73,117      4,728,476
  Corporate Office Properties Trust ..............     144,719      4,247,503
  Equity Office Properties Trust .................      26,503        771,767
  Kilroy Realty Corp. ............................      28,831      1,232,525
  SL Green Realty Corp. ..........................      84,998      5,146,629
                                                                 ------------
                                                                   19,823,142
                                                                 ------------
TOTAL INDUSTRIAL/OFFICE ......................................     34,380,223
                                                                 ------------
LODGING/RESORTS--5.8%
  Hospitality Properties Trust ...................      23,644      1,087,624
  Host Marriott Corp. ............................     208,248      3,602,690
  LaSalle Hotel Properties .......................      32,626      1,038,486
  Sunstone Hotel Investors, Inc. .................      64,336      1,336,902
                                                                 ------------
                                                                    7,065,702
                                                                 ------------
RESIDENTIAL--13.3%
APARTMENTS--13.3%
  Archstone-Smith Trust ..........................     131,353      5,030,820
  Avalonbay Communities, Inc. ....................          54          4,066
  BRE Properties, Inc. Class A ...................      21,541        868,318
  Camden Property Trust ..........................      34,604      1,764,804
  Equity Residential Properties ..................     123,758      4,477,565
  Essex Property Trust, Inc. .....................      23,018      1,928,908
  Home Properties, Inc. ..........................      19,178        824,654
  United Dominion Realty Trust, Inc. .............      55,205      1,369,084
                                                                 ------------
TOTAL RESIDENTIAL ............................................     16,268,219
                                                                 ------------


                                                        SHARES      VALUE
                                                        ------   -----------

RETAIL--33.6%
FREE STANDING--0.8%
  Realty Income Corp. ............................      18,273   $    924,248

REGIONAL MALLS--18.6%
  CBL & Associates Properties, Inc. ..............      53,841      4,110,760
  General Growth Properties, Inc. ................     151,415      5,475,174
  Macerich Co. (The) .............................      78,774      4,947,007
  Simon Property Group, Inc. .....................     126,594      8,186,834
                                                                 ------------
                                                                   22,719,775
                                                                 ------------
SHOPPING CENTERS--14.2%
  Developers Diversified Realty Corp. ............     115,329      5,117,148
  Kimco Realty Corp. .............................      45,876      2,660,349
  Pan Pacific Retail Properties, Inc. ............      58,881      3,691,839
  Regency Centers Corp. ..........................      42,328      2,344,971
  Tanger Factory Outlet Centers, Inc. ............      23,496        621,704
  Weingarten Realty Investors ....................      72,160      2,893,616
                                                                 ------------
                                                                   17,329,627
                                                                 ------------
TOTAL RETAIL .................................................     40,973,650
                                                                 ------------
SELF STORAGE--3.5%
  Extra Space Storage, Inc. ......................      78,500      1,046,405
  Public Storage, Inc. ...........................      35,341      1,970,261
  Shurgard Storage Centers, Inc. Class A .........      28,383      1,249,136
                                                                 ------------
TOTAL SELF STORAGE ...........................................      4,265,802
                                                                 ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $74,015,812) ..............................    113,519,841
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--2.4%
  Starwood Hotels & Resorts Worldwide, Inc.
  (Identified cost $2,139,923) ...................      49,351      2,882,098
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--95.4%
  (Identified cost $76,155,735) ..............................    116,401,939
                                                                 ------------

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)     VALUE
                                          ---------     ------  -----------

SHORT-TERM INVESTMENTS--4.4%
COMMERCIAL PAPER--4.4%
  UBS Finance Delaware LLC 2.20%,
    1/3/05 .............................      A-1+      $2,710  $  2,709,669
  Bristol-Myers Squibb Co. 2.26%, 1/5/05      A-1        1,000       999,749
  Danske Corp. 2.34%, 1/7/05 ...........      A-1+       1,660     1,659,352
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $5,368,770) ...............................     5,368,770
                                                                ------------
TOTAL INVESTMENTS--99.8%
  (Identified Cost $81,524,505) ..............................   121,770,709(a)
  Other assets and liabilities, net--0.2% ....................       214,086
                                                                ------------
NET ASSETS--100.0% ...........................................  $121,984,795
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,254,127 and gross depreciation of $76,332 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $81,592,914.
(b) Tables excludes short-term investments.

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $81,524,505) .............................................     $121,770,709
Cash .....................................................................................................            1,905
Receivables
  Dividends ..............................................................................................          533,412
  Fund shares sold .......................................................................................           61,962
Prepaid expenses .........................................................................................            1,779
                                                                                                               ------------
    Total assets .........................................................................................      122,369,767
                                                                                                               ------------
LIABILITIES
Payables
  Fund shares repurchased ................................................................................          235,226
  Investment advisory fee ................................................................................           75,684
  Professional fee .......................................................................................           29,132
  Printing fee ...........................................................................................           22,262
  Financial agent fee ....................................................................................            8,340
  Administration fee .....................................................................................            8,073
  Trustees' fee ..........................................................................................              147
Accrued expenses .........................................................................................            6,108
                                                                                                               ------------
    Total liabilities ....................................................................................          384,972
                                                                                                               ------------
NET ASSETS ...............................................................................................     $121,984,795
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .......................................................      $79,931,127
  Undistributed net investment income ....................................................................           18,696
  Accumulated net realized gain ..........................................................................        1,788,768
  Net unrealized appreciation ............................................................................       40,246,204
                                                                                                               ------------
NET ASSETS ...............................................................................................     $121,984,795
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .........................        4,622,149
                                                                                                               ============
Net asset value and offering price per share .............................................................           $26.39
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ..............................................................................................      $ 3,322,373
  Interest ...............................................................................................           73,847
                                                                                                                -----------
    Total investment income ..............................................................................        3,396,220
                                                                                                                -----------
EXPENSES
  Investment advisory fee ................................................................................          743,353
  Financial agent fee ....................................................................................           91,582
  Administration .........................................................................................           79,291
  Printing ...............................................................................................           43,975
  Professional ...........................................................................................           30,742
  Custodian ..............................................................................................           17,283
  Trustees ...............................................................................................            9,467
  Miscellaneous ..........................................................................................           13,101
                                                                                                                -----------
    Total expenses .......................................................................................        1,028,794
                                                                                                                -----------
NET INVESTMENT INCOME ....................................................................................        2,367,426
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .......................................................................       10,923,780
  Net change in unrealized appreciation (depreciation) on investments ....................................       16,618,015
                                                                                                                -----------
NET GAIN ON INVESTMENTS ..................................................................................       27,541,795
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................................      $29,909,221
                                                                                                                ===========

                        See Notes to Financial Statements

               PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED     YEAR ENDED
                                                                                                  12/31/04       12/31/03
                                                                                                ------------   ------------
FROM OPERATIONS
  Net investment income (loss) ............................................................     $  2,367,426   $  2,306,250
  Net realized gain (loss) ................................................................       10,923,780      2,782,166
  Net change in unrealized appreciation (depreciation) ....................................       16,618,015     17,984,154
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................       29,909,221     23,072,570
                                                                                                ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................       (2,465,285)    (2,399,499)
  Net realized short-term gains ...........................................................         (666,839)            --
  Net realized long-term gains ............................................................       (9,086,931)    (2,496,381)
                                                                                                ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................      (12,219,055)    (4,895,880)
                                                                                                ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,703,566 and 2,554,242 shares, respectively) ............       40,387,087     46,884,341
  Net asset value of shares issued from reinvestment of distributions
    (476,257 and 240,731 shares, respectively) ............................................       12,219,055      4,895,880
  Cost of shares repurchased (1,556,551 and 2,562,054 shares, respectively) ...............      (35,687,039)   (46,033,776)
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................       16,919,103      5,746,445
                                                                                                ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................       34,609,269     23,923,135
NET ASSETS
  Beginning of period .....................................................................       87,375,526     63,452,391
                                                                                                ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $18,696 AND $116,555, RESPECTIVELY) .........................................     $121,984,795   $ 87,375,526
                                                                                                ============   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                      YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------
                                                             2004       2003      2002      2001      2000
                                                            ------     ------    ------    ------    ------
Net asset value, beginning of period .................      $21.85     $16.85    $15.70    $15.33    $12.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .......................        0.56       0.64      0.63(1)   0.62      0.63
  Net realized and unrealized gain (loss) ............        6.87       5.67      1.26      0.37      3.07
                                                            ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .................        7.43       6.31      1.89      0.99      3.70
                                                            ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...............       (0.59)     (0.66)    (0.65)    (0.62)    (0.58)
  Distributions from net realized gains ..............       (2.30)     (0.65)    (0.09)       --        --
                                                            ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..............................       (2.89)     (1.31)    (0.74)    (0.62)    (0.58)
                                                            ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE ............................        4.54       5.00      1.15      0.37      3.12
                                                            ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD .......................      $26.39     $21.85    $16.85    $15.70    $15.33
                                                            ======     ======    ======    ======    ======
Total return .........................................       34.69%     38.27%    12.08%     6.62%    30.78%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..............    $121,985    $87,376   $63,452   $41,506   $34,815
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses .............................        1.04%      1.07%     1.09%     1.00%     1.00%
  Gross operating expenses ...........................        1.04%      1.12%     1.16%     1.32%     1.31%
  Net investment income ..............................        2.39%      4.72%     3.96%     4.21%     4.63%
Portfolio turnover ...................................          27%        27%       27%       37%       26%


(1) Per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-ENGEMANN CAPITAL GROWTH SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is intermediate and long-term capital appreciation, with income as a secondary consideration. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 4.97%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the S&P 500(R)/Barra Growth Index, the series' style-specific benchmark, returned 6.14%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: A major underlying theme for the stock market in 2004 was the underperformance of large cap growth stocks relative to small cap and value stocks, as evident by the S&P 500/Barra Growth Index, the series' growth style benchmark. For instance, in the index, the best performing stocks were those with a market capitalization of $7 billion or less. These stocks produced returns of nearly 16% compared to approximately 6% for the index as a whole. Further, these small companies made up about 5% of the index, while only 1.5% of the Capital Growth Series' assets were in companies this small. Likewise, the S&P 500/Barra Growth Index saw its best returns in stocks where the projected earnings growth rate is 13% or less. These stocks make up over 50% of the index, nearly twice the weighting of the Capital Growth Series' weighting. The strategic positioning of the Capital Growth Series is for the portfolio to have an average expected earnings growth rate in excess of that expected for the benchmark.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: Some specific factors that adversely affected performance during the year were centered primarily in the consumer discretionary and health care sectors of the portfolio. In particular, media stocks such as Tribune, Viacom and Univision underperformed early in the year as a pickup in advertising spending proved to be less robust than we anticipated. In health care, despite being underweight the sector overall, some specific stocks did hurt performance. Notably, Cardinal Health was down significantly on news that concerns were being raised about the accuracy of the company's financial statements. On the plus side, in the technology sector, the portfolio experienced positive moves in Motorola and QUALCOMM. However, on the plus side, our decision to underweight stocks in the pharmaceutical industry contributed over 150 basis points of return relative to the benchmark.

     In addition, strong stock selection in the information technology sector contributed 100 basis points to the series' returns versus the benchmark.
Motorola and QUALCOMM, in particular, made positive moves. Financials was another sector where strong stock selection contributed to returns. SLM Corp ("Sallie Mae"), one of the portfolio's top ten holdings, rose 44.2% during the year, making it the single biggest contributor to returns in the financial sector.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: Looking forward, although we expect the economy to slow in response to higher interest rates and oil prices, we believe it will be a mild, short-lived slowdown and that real GDP growth will return to a sustainable 3% range by the second half of the year. Since the market usually discounts economic events six-12 months in the future, we believe much of the weakness in the first 10 months of 2004 may have already discounted the slowdown. In that case, the recent upturn should continue as the market continues discounting the second half growth.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                             1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------------------------
  Capital Growth Series                        4.97%    (11.69)%       4.91%
-----------------------------------------------------------------------------
  S&P 500(R) Index                            10.86%     (2.31)%      12.11%
-----------------------------------------------------------------------------
  S&P 500(R)/Barra Growth Index                6.14%     (7.07)%      11.44%
-----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             Capital Growth                         S&P 500(R)/Barra Growth
                  Series        S&P 500(R) Index             Index
             --------------     ----------------    -----------------------

12/30/94          $10,000           $10,000                 $10,000
12/29/95           13,085            13,751                  13,813
12/31/96           14,731            16,947                  17,124
12/31/97           17,835            22,604                  23,380
12/31/98           23,187            29,104                  33,235
12/31/99           30,068            35,255                  42,625
12/29/00           24,724            32,016                  33,214
12/31/01           16,176            28,214                  28,984
12/31/02           12,163            21,979                  22,148
12/31/03           15,384            28,289                  27,835
12/31/04           16,149            31,362                  29,543

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Information Technology     34%
Consumer Staples           15
Health Care                13
Industrials                13
Financials                 12
Consumer Discretionary     11
Other                       2

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
            PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT
                           TO MOST RECENT MONTH-END.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Capital Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                      BEGINNING            ENDING           EXPENSES PAID
                                                    ACCOUNT VALUE       ACCOUNT VALUE          DURING
         ENGEMANN CAPAITAL GROWTH SERIES            JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
         -------------------------------            -------------     -----------------     -------------

         Actual                                        $1,000.00           $1,025.80             $4.46

         Hypothetical (5% return before expenses)       1,000.00            1,020.68              4.45

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.87%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 4.97%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,049.70.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. General Electric Capital Corp.                                         6.2%
 2. Microsoft Corp.                                                        5.6%
 3. United Parcel Service, Inc. Class B                                    5.0%
 4. Wal-Mart Stores, Inc.                                                  4.8%
 5. Pfizer, Inc.                                                           4.3%
 6. Lowe's Cos., Inc.                                                      4.2%
 7. Amgen, Inc.                                                            4.1%
 8. Sysco Corp.                                                            3.9%
 9. Cisco Systems, Inc.                                                    3.8%
10. Intel Corp.                                                            3.8%
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                       SHARES        VALUE
                                                      ---------  ------------

DOMESTIC COMMON STOCKS--93.2%
AEROSPACE & DEFENSE--0.0%
  United Technologies Corp. ......................          800  $     82,680
                                                                 ------------
AIR FREIGHT & COURIERS--5.0%
  United Parcel Service, Inc. Class B ............      330,100    28,210,346
                                                                 ------------
AIRLINES--0.0%
  Southwest Airlines Co. .........................        7,500       122,100
                                                                 ------------
APPAREL RETAIL--0.0%
  Limited Brands, Inc. ...........................          986        22,698
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.0%
  Northern Trust Corp. ...........................        1,600        77,728
                                                                 ------------
BIOTECHNOLOGY--5.3%
  Amgen, Inc. (b) ................................      360,600    23,132,490
  Gilead Sciences, Inc. (b) ......................      198,000     6,928,020
  MedImmune, Inc. (b) ............................        3,700       100,307
                                                                 ------------
                                                                   30,160,817
                                                                 ------------
BROADCASTING & CABLE TV--1.8%
  Clear Channel Communications, Inc. .............        2,700        90,423
  EchoStar Communications Corp. Class A ..........      303,000    10,071,720
                                                                 ------------
                                                                   10,162,143
                                                                 ------------
COMMUNICATIONS EQUIPMENT--6.0%
  Cisco Systems, Inc. (b) ........................    1,122,520    21,664,636
  QUALCOMM, Inc. .................................      289,000    12,253,600
                                                                 ------------
                                                                   33,918,236
                                                                 ------------
COMPUTER HARDWARE--3.8%
  Dell, Inc. (b) .................................      512,000    21,575,680
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--2.7%
  EMC Corp. (b) ..................................    1,010,000    15,018,700
                                                                 ------------
CONSUMER FINANCE--9.2%
  American Express Co. ...........................      343,660    19,372,114
  MBNA Corp. .....................................      694,500    19,577,955
  SLM Corp. ......................................      243,400    12,995,126
                                                                 ------------
                                                                   51,945,195
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--3.0%
  First Data Corp. ...............................      393,000    16,718,220
                                                                 ------------
DEPARTMENT STORES--0.0%
  Sears Roebuck and Co. ..........................        2,600       132,678
                                                                 ------------
DIVERSIFIED BANKS--2.4%
  Bank of America Corp. ..........................        3,800       178,562
  Wells Fargo & Co. ..............................      213,000    13,237,950
                                                                 ------------
                                                                   13,416,512
                                                                 ------------


                                                       SHARES        VALUE
                                                      ---------  ------------

DIVERSIFIED CHEMICALS--0.0%
  Du Pont (E.I.) de Nemours & Co. ................        2,300  $    112,815
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--1.3%
  Apollo Group, Inc. Class A (b) .................       91,000     7,344,610
                                                                 ------------
DRUG RETAIL--2.7%
  Walgreen Co. ...................................      391,000    15,002,670
                                                                 ------------
FOOD DISTRIBUTORS--3.9%
  Sysco Corp. ....................................      578,000    22,062,260
                                                                 ------------
FOOD RETAIL--1.1%
  Safeway, Inc. (b) ..............................        3,400        67,116
  Whole Foods Market, Inc. .......................       65,000     6,197,750
                                                                 ------------
                                                                    6,264,866
                                                                 ------------
FOOTWEAR--0.0%
  NIKE, Inc. Class B .............................        1,000        90,690
                                                                 ------------
HEALTH CARE EQUIPMENT--2.9%
  Medtronic, Inc. ................................      329,920    16,387,126
                                                                 ------------
HEALTH CARE SERVICES--0.1%
  Laboratory Corporation of America Holdings (b) .        4,200       209,244
  Medco Health Solutions, Inc. (b) ...............        2,700       112,320
                                                                 ------------
                                                                      321,564
                                                                 ------------
HOME IMPROVEMENT RETAIL--4.3%
  Home Depot, Inc. (The) .........................        4,100       175,234
  Lowe's Cos., Inc. ..............................      414,900    23,894,091
                                                                 ------------
                                                                   24,069,325
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--1.8%
  Carnival Corp. Class A .........................      177,000    10,200,510
                                                                 ------------
HYPERMARKETS & SUPER CENTERS--4.8%
  Wal-Mart Stores, Inc. ..........................      515,250    27,215,505
                                                                 ------------
INDUSTRIAL CONGLOMERATES--6.2%
  General Electric Co. ...........................      955,800    34,886,700
                                                                 ------------
INDUSTRIAL MACHINERY--0.0%
  ITT Industries, Inc. ...........................          800        67,560
                                                                 ------------
INTEGRATED OIL & GAS--0.0%
  ChevronTexaco Corp. ............................        1,800        94,518
  Exxon Mobil Corp. ..............................        1,500        76,890
                                                                 ------------
                                                                      171,408
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
  BellSouth Corp. ................................        3,600       100,044
  MCI, Inc. ......................................        2,500        50,400
                                                                 ------------
                                                                      150,444
                                                                 ------------

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


                                                       SHARES        VALUE
                                                      ---------  ------------

INTERNET SOFTWARE & SERVICES--2.6%
  Yahoo!, Inc. (b) ...............................      395,000  $ 14,883,600
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--0.1%
  Lehman Brothers Holdings, Inc. .................        1,250       109,350
  Morgan Stanley .................................        2,700       149,904
                                                                 ------------
                                                                      259,254
                                                                 ------------
LEISURE PRODUCTS--0.0%
  Mattel, Inc. ...................................        5,500       107,195
                                                                 ------------
MULTI-LINE INSURANCE--0.0%
  American International Group, Inc. .............        1,600       105,072
                                                                 ------------
OFFICE SERVICES & SUPPLIES--0.0%
  Avery Dennison Corp. ...........................        1,200        71,964
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--0.0%
  Unocal Corp. ...................................        1,700        73,508
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.1%
  Citigroup, Inc. ................................        4,300       207,174
  J.P. Morgan Chase & Co. ........................        4,488       175,077
                                                                 ------------
                                                                      382,251
                                                                 ------------
PACKAGED FOODS & MEATS--0.0%
  General Mills, Inc. ............................        2,200       109,362
                                                                 ------------
PHARMACEUTICALS--4.4%
  Johnson & Johnson ..............................        2,500       158,550
  Pfizer, Inc. ...................................      914,107    24,580,337
                                                                 ------------
                                                                   24,738,887
                                                                 ------------
RAILROADS--0.0%
  Union Pacific Corp. ............................        1,900       127,775
                                                                 ------------
REGIONAL BANKS--0.0%
  Fifth Third Bancorp ............................        1,900        89,832
  North Fork Bancorp, Inc. .......................        4,350       125,498
                                                                 ------------
                                                                      215,330
                                                                 ------------
SEMICONDUCTORS--6.1%
  Intel Corp. ....................................      926,030    21,659,842
  Texas Instruments, Inc. ........................      526,620    12,965,384
                                                                 ------------
                                                                   34,625,226
                                                                 ------------
SOFT DRINKS--2.6%
  Coca-Cola Co. (The) ............................        1,400        58,282
  Pepsi Bottling Group, Inc. (The) ...............        3,100        83,824
  PepsiCo, Inc. ..................................      283,000    14,772,600
                                                                 ------------
                                                                   14,914,706
                                                                 ------------
SPECIALTY STORES--3.4%
  Staples, Inc. ..................................      565,000    19,046,150
                                                                 ------------
SYSTEMS SOFTWARE--5.6%
  Microsoft Corp. ................................    1,179,400    31,501,774
  Oracle Corp. (b) ...............................       16,700       229,124
                                                                 ------------
                                                                   31,730,898
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.0%
  Washington Mutual, Inc. ........................        1,500        63,420
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $425,478,219) ..............................   527,366,384
                                                                 ------------


                                                       SHARES        VALUE
                                                      ---------  ------------

FOREIGN  COMMON STOCKS(c)--4.6%
APPLICATION SOFTWARE--2.4%
  SAP AG ADR (Germany) ...........................      306,000  $ 13,528,260
                                                                 ------------
COMMUNICATIONS EQUIPMENT--0.1%
  Nokia Oyj ADR (Finland) ........................       10,900       170,803
                                                                 ------------
INDUSTRIAL CONGLOMERATES--0.0%
  Tyco International Ltd. (United States) ........        2,100        75,054
                                                                 ------------
IT CONSULTING & OTHER SERVICES--0.0%
  Accenture Ltd. Class A (United States) (b) .....        2,900        78,300
                                                                 ------------
SEMICONDUCTORS--2.1%
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR
    (Taiwan) .....................................    1,409,000    11,962,410
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $24,061,109) ...............................    25,814,827
                                                                 ------------
WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
  Lucent Technologies, Inc. (b) ..................        3,787         5,983
                                                                 ------------
TOTAL WARRANTS
  (Identified cost $5,889) ....................................         5,983
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--97.8%
  (Identified cost $449,545,217) ..............................   553,187,194
                                                                 ------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)
                                            ---------    -----
SHORT-TERM INVESTMENTS--2.2%
FEDERAL AGENCY SECURITIES--0.2%
  FHLB 1.35%, 4/29/05 .......................  A-1+      $1,000       996,382
                                                                 ------------
COMMERCIAL PAPER--2.0%
  UBS Finance Delaware LLC 2.20%, 1/3/05 ....  A-1+       2,830     2,829,654
  Bristol-Myers Squibb Co. 2.26%, 1/5/05 ....  A-1        1,895     1,894,524
  Danske Corp. 2.34%, 1/7/05 ................  A-1+       2,305     2,304,101
  George Street Finance LLC 2.30%, 1/19/05 ..  A-1+       2,305     2,302,349
  Ranger Funding Co. LLC 2.40%, 2/14/05 .....  A-1+       2,000     1,994,134
                                                                 ------------
                                                                   11,324,762
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $12,324,762) ...............................    12,321,144
                                                                 ------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $461,869,979) ..............................   565,508,338(a)
  Other assets and liabilities, net--0.0% .....................         6,622
                                                                 ------------
NET ASSETS--100.0% ............................................  $565,514,960
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $113,111,466 and gross depreciation of $9,512,718 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $461,909,590.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $461,869,979) .....................     $ 565,508,338
Cash ..............................................................................            19,139
Receivables
  Dividends .......................................................................           557,578
  Fund shares sold ................................................................           153,482
  Tax reclaims ....................................................................             4,376
Prepaid expenses ..................................................................            11,200
                                                                                        -------------
    Total assets ..................................................................       566,254,113
                                                                                        -------------
LIABILITIES
Payables
  Fund shares repurchased .........................................................           225,033
  Investment advisory fee .........................................................           319,918
  Printing fee ....................................................................            88,845
  Administration fee ..............................................................            38,330
  Financial agent fee .............................................................            32,483
  Trustees' fee ...................................................................               147
Accrued expenses ..................................................................            34,397
                                                                                        -------------
    Total liabilities .............................................................           739,153
                                                                                        -------------
NET ASSETS ........................................................................     $ 565,514,960
                                                                                        =============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ................................     $ 809,256,041
  Accumulated net realized loss ...................................................      (347,379,440)
  Net unrealized appreciation .....................................................       103,638,359
                                                                                        -------------
NET ASSETS ........................................................................     $ 565,514,960
                                                                                        =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..        39,688,030
                                                                                        =============
Net asset value and offering price per share ......................................            $14.25
                                                                                               ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends .......................................................................      $  9,182,662
  Interest ........................................................................           210,060
  Foreign taxes withheld ..........................................................           (20,181)
                                                                                         ------------
    Total investment income .......................................................         9,372,541
                                                                                         ------------
EXPENSES
  Investment advisory fee .........................................................         3,912,518
  Financial agent fee .............................................................           401,577
  Administration ..................................................................           471,669
  Printing ........................................................................           153,338
  Custodian .......................................................................           100,018
  Professional ....................................................................            28,581
  Trustees ........................................................................             8,787
  Miscellaneous ...................................................................            29,333
                                                                                         ------------
    Total expenses ................................................................         5,105,821
    Custodian fees paid indirectly ................................................              (696)
                                                                                         ------------
    Net expenses ..................................................................         5,105,125
                                                                                         ------------
NET INVESTMENT INCOME .............................................................         4,267,416
                                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ................................................        37,100,652
  Net change in unrealized appreciation (depreciation) on investments .............       (13,878,722)
                                                                                         ------------
NET GAIN ON INVESTMENTS ...........................................................        23,221,930
                                                                                         ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................      $ 27,489,346
                                                                                         ============

                        See Notes to Financial Statements

                     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                                 12/31/04           12/31/03
                                                                                              -------------      -------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................    $   4,267,416      $     424,875
  Net realized gain (loss) ...............................................................       37,100,652         (6,155,044)
  Net change in unrealized appreciation (depreciation) ...................................      (13,878,722)       144,496,915
                                                                                              -------------      -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................       27,489,346        138,766,746
                                                                                              -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................................................       (4,846,703)          (585,046)
                                                                                              -------------      -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................       (4,846,703)          (585,046)
                                                                                              -------------      -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,573,839 and 4,857,720 shares, respectively) ...........       49,144,354         58,591,021
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (544,383 and 0 shares, respectively) (See Note 9) ....................................        7,162,666                 --
  Net asset value of shares issued from reinvestment of distributions
    (340,345 and 53,745 shares, respectively) ............................................        4,846,703            585,046
  Cost of shares repurchased (10,935,491 and 11,452,453 shares, respectively) ............     (150,305,966)      (136,409,251)
                                                                                              -------------      -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................      (89,152,243)       (77,233,184)
                                                                                              -------------      -------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................      (66,509,600)        60,948,516
NET ASSETS
  Beginning of period ....................................................................      632,024,560        571,076,044
                                                                                              -------------      -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $0 AND $416,400, RESPECTIVELY] ....................................................    $ 565,514,960      $ 632,024,560
                                                                                              =============      =============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                         YEAR ENDED DECEMBER 31,
                                                                           ---------------------------------------------------
                                                                            2004       2003       2002     2001(2)       2000
                                                                           ------     ------     ------    -------      ------
Net asset value, beginning of period ................................      $13.69     $10.84     $14.41     $22.49      $28.57
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................................        0.11       0.01       0.01         --(1)       --(1)
  Net realized and unrealized gain (loss) ...........................        0.57       2.85      (3.58)     (7.72)      (4.91)
                                                                           ------     ------     ------     ------      ------
    Total from investment operations ................................        0.68       2.86      (3.57)     (7.72)      (4.91)
                                                                           ------     ------     ------     ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............................       (0.12)     (0.01)        --      (0.01)         --(1)
  Distributions from net realized gains .............................          --         --         --      (0.35)      (1.17)
                                                                           ------     ------     ------     ------      ------
    TOTAL DISTRIBUTIONS .............................................       (0.12)     (0.01)        --      (0.36)      (1.17)
                                                                           ------     ------     ------     ------      ------
CHANGE IN NET ASSET VALUE ...........................................        0.56       2.85      (3.57)     (8.08)      (6.08)
                                                                           ------     ------     ------     ------      ------
NET ASSET VALUE, END OF PERIOD ......................................      $14.25     $13.69     $10.84     $14.41      $22.49
                                                                           ======     ======     ======     ======      ======
Total return ........................................................        4.97%     26.49%    (24.81)%   (34.57)%    (17.77)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .............................    $565,515   $632,025   $571,076   $937,569  $1,680,036
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ................................................        0.87%      0.85%      0.75%      0.72%       0.68%
  Net investment income .............................................        0.72%      0.07%      0.08%      0.01%       0.03%
Portfolio turnover ..................................................          50%        41%       115%        58%         82%

(1) Amount is less than $0.01.
(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets. Per share ratios and supplemental data from prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES
              (FORMERLY PHOENIX-OAKHURST GROWTH AND INCOME SERIES)

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-ENGEMANN GROWTH AND INCOME SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is dividend growth, current income and capital appreciation. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 10.48%. For the same period, the S&P 500(R) Index, a broadbased equity index and the series' style-specific benchmark, returned 10.86%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: For 2004, the domestic equity markets benefited from strong economic growth and higher earnings. There were periods of volatility due to rising oil prices, rising short-term interest rates, higher commodity prices, rising inflation and overseas terrorist activity. Uncertainty surrounding the outcome of the November presidential election also contributed to market nervousness.

     The economy grew as consumers continued to spend money on cell phones, flat panel TVs, PCs and other electronic gadgets. Businesses ramped up spending on capital equipment and companies finally started hiring new workers after a slump caused by the excesses of the late nineties. Oil prices climbed due to high demand from the U.S., China and India. Supplies were also tight due to pipeline attacks in Iraq and political issues in Venezuela, Russia and Norway. With the improvement in the economy, the Federal Open Market Committee (FOMC) began raising the federal funds rate at a measured pace.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: As previously mentioned, the series returned 10.48% for the year, slightly less (0.38%) than the S&P 500 benchmark return. Positive contributors to return included Occidental Petroleum, UnitedHealth Group and Black & Decker. Occidental Petroleum's earnings benefited from rising energy prices. The widely publicized increase in health care costs increased the bottom line for UnitedHealth Group. High activity in home construction and remodeling resulted in strong sales of power tools. This benefited sales and earnings for Black & Decker.

     Weak performance of technology stocks had a negative impact on the series last year. Holdings in Intel and Cisco Systems adversely affected the series' performance versus the S&P 500 benchmark. Shares of pharmaceutical company Pfizer were also a negative contributor. Drug stocks, in general, were hurt by concerns over government-imposed price controls, patent expirations, competition from generic manufacturers and lack of development of new innovative products. In addition, Merck, which we also own, was forced to pull its arthritis drug VIOXX off the market due to studies showing it caused an increased risk of heart attack and stroke, thus raising concerns about Pfizer's drug in the same class, Celebrex. All of these factors combined to make 2004 a challenging year for Pfizer. We continue to own Merck at approximately our benchmark weight.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We share the view of some stock market strategists who are predicting more growth for the economy and corporate earnings in the coming year. However, the growth rates are expected to slow from the rapid increases we have experienced over the prior two years. This slowdown in growth rates, along with concern over rising interest rates, has recently tempered the outlook for stocks. On the positive side, valuations have become more reasonable as earnings have risen. Also, corporations have accumulated large cash holdings that could be deployed in the form of stock buybacks and dividend increases, both of which would benefit equity returns.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                      FROM
                                                                    INCEPTION
                                                                    3/2/98 TO
                                            1 YEAR      5 YEARS     12/31/04
-----------------------------------------------------------------------------
  Growth and Income Series                   10.48%     (1.32)%       4.13%
-----------------------------------------------------------------------------
  S&P 500(R) Index                           10.86%     (2.31)%       3.70%
-----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                        PERIODS ENDING 12/31/04

                Growth and Income Series    S&P 500(R) Index
                ------------------------    ----------------

3/2/98                 $10,000                  $10,000
12/31/98                12,045                   11,895
12/31/99                14,093                   14,409
12/29/00                13,162                   13,086
12/31/01                12,087                   11,532
12/31/02                 9,366                    8,983
12/31/03                11,938                   11,562
12/31/04                13,189                   12,818

For information regarding the index, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Financials                 20%
Information Technology     18
Health Care                13
Consumer Discretionary     13
Industrials                10
Energy                      6
Consumer Staples            6
Other                      14

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
            PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT
                           TO MOST RECENT MONTH-END.

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Growth and Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                      BEGINNING            ENDING           EXPENSES PAID
                                                    ACCOUNT VALUE       ACCOUNT VALUE          DURING
         ENGEMANN GROWTH AND INCOME SERIES          JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
         ---------------------------------          -------------     -----------------     -------------

         Actual                                        $1,000.00           $1,072.70             $4.95

         Hypothetical (5% return before expenses)       1,000.00            1,020.30              4.84

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.95%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 10.48%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,104.80.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. SPDR Trust Series I                                                   3.8%
 2. Exxon Mobil Corp.                                                     3.1%
 3. Bank of America Corp.                                                 3.0%
 4. International Business Machines Corp.                                 2.8%
 5. Pfizer, Inc.                                                          2.6%
 6. Microsoft Corp.                                                       2.5%
 7. Johnson & Johnson                                                     2.4%
 8. Time Warner, Inc.                                                     1.9%
 9. J.P. Morgan Chase & Co.                                               1.8%
10. Intel Corp.                                                           1.7%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                         SHARES      VALUE
                                                         ------  ------------

DOMESTIC COMMON STOCKS--92.8%
AEROSPACE & DEFENSE--2.3%
  Boeing Co. (The) ...............................       14,400  $    745,488
  Goodrich Corp. .................................       11,400       372,096
  Honeywell International, Inc. ..................        9,900       350,559
  Lockheed Martin Corp. ..........................        7,200       399,960
  United Technologies Corp. ......................       14,800     1,529,580
                                                                 ------------
                                                                    3,397,683
                                                                 ------------
AGRICULTURAL PRODUCTS--0.7%
  Archer-Daniels-Midland Co. .....................       36,700       818,777
  Corn Products International, Inc. ..............        3,300       176,748
                                                                 ------------
                                                                      995,525
                                                                 ------------
AIR FREIGHT & COURIERS--0.3%
  CNF, Inc. ......................................        5,500       275,550
  United Parcel Service, Inc. Class B ............        1,200       102,552
                                                                 ------------
                                                                      378,102
                                                                 ------------
APPAREL RETAIL--0.5%
  Gap, Inc. (The) ................................       30,700       648,384
  Limited Brands, Inc. ...........................        7,400       170,348
                                                                 ------------
                                                                      818,732
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS--0.2%
  Jones Apparel Group, Inc. ......................        1,900        69,483
  V. F. Corp. ....................................        3,600       199,368
                                                                 ------------
                                                                      268,851
                                                                 ------------
APPLICATION SOFTWARE--0.4%
  Autodesk, Inc. .................................        7,800       296,010
  Intuit, Inc. (b) ...............................        1,800        79,218
  Parametric Technology Corp. (b) ................       34,200       201,438
                                                                 ------------
                                                                      576,666
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
  Northern Trust Corp. ...........................       15,200       738,416
                                                                 ------------
AUTOMOBILE MANUFACTURERS--0.4%
  Ford Motor Co. .................................       43,600       638,304
                                                                 ------------
BIOTECHNOLOGY--0.4%
  Affymetrix, Inc. (b) ...........................        2,100        76,755
  Amgen, Inc. (b) ................................        1,400        89,810
  Applera Corp. - Applied Biosystems Group .......        3,600        75,276
  Cephalon, Inc. (b) .............................        5,800       295,104
  Invitrogen Corp. (b) ...........................        1,400        93,982
                                                                 ------------
                                                                      630,927
                                                                 ------------
BROADCASTING & CABLE TV--0.1%
  Comcast Corp. Class A (b) ......................        2,391        79,572
                                                                 ------------
BUILDING PRODUCTS--0.4%
  Masco Corp. ....................................       18,300       668,499
                                                                 ------------


                                                         SHARES      VALUE
                                                         ------  ------------

COMMUNICATIONS EQUIPMENT--3.8%
  Avaya, Inc. (b) ................................       27,000  $    464,400
  Cisco Systems, Inc. (b) ........................      119,300     2,302,490
  Corning, Inc. (b) ..............................       30,600       360,162
  Harris Corp. ...................................        2,600       160,654
  Motorola, Inc. .................................       69,200     1,190,240
  QUALCOMM, Inc. .................................       14,600       619,040
  Scientific-Atlanta, Inc. .......................        3,500       115,535
  Tellabs, Inc. (b) ..............................       51,400       441,526
                                                                 ------------
                                                                    5,654,047
                                                                 ------------
COMPUTER HARDWARE--4.1%
  Apple Computer, Inc. (b) .......................        3,400       218,960
  Dell, Inc. (b) .................................       13,100       552,034
  Hewlett-Packard Co. ............................       45,501       954,156
  International Business Machines Corp. ..........       43,200     4,258,656
  NCR Corp. (b) ..................................        1,900       131,537
                                                                 ------------
                                                                    6,115,343
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.0%
  Lexmark International, Inc. Class A (b) ........          600        51,000
                                                                 ------------
CONSTRUCTION MATERIALS--0.4%
  Vulcan Materials Co. ...........................       11,700       638,937
                                                                 ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.6%
  Caterpillar, Inc. ..............................          800        78,008
  Deere & Co. ....................................        6,000       446,400
  PACCAR, Inc. ...................................        4,800       386,304
                                                                 ------------
                                                                      910,712
                                                                 ------------
CONSUMER FINANCE--1.5%
  American Express Co. ...........................        1,500        84,555
  Capital One Financial Corp. ....................        7,300       614,733
  MBNA Corp. .....................................       55,600     1,567,364
                                                                 ------------
                                                                    2,266,652
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--1.1%
  Automatic Data Processing, Inc. ................       12,000       532,200
  CheckFree Corp. (b) ............................        2,100        79,968
  Computer Sciences Corp. ........................        3,100       174,747
  Fiserv, Inc. (b) ...............................       13,600       546,584
  Sabre Holdings Corp. Class A ...................       14,100       312,456
                                                                 ------------
                                                                    1,645,955
                                                                 ------------
DEPARTMENT STORES--1.5%
  Federated Department Stores, Inc. ..............       16,900       976,651
  Nordstrom, Inc. ................................       10,500       490,665
  Penney (J.C.) Co., Inc. ........................       18,300       757,620
                                                                 ------------
                                                                    2,224,936
                                                                 ------------
DIVERSIFIED BANKS--5.5%
  Bank of America Corp. ..........................       95,206     4,473,730
  Comerica, Inc. .................................        4,600       280,692

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES


                                                         SHARES      VALUE
                                                         ------  ------------

DIVERSIFIED BANKS--CONTINUED
  U.S. Bancorp ...................................       16,400  $    513,648
  Wachovia Corp. .................................       46,500     2,445,900
  Wells Fargo & Co. ..............................        9,100       565,565
                                                                 ------------
                                                                    8,279,535
                                                                 ------------
DIVERSIFIED CHEMICALS--1.2%
  Dow Chemical Co. (The) .........................       15,200       752,552
  Du Pont (E.I.) de Nemours & Co. ................        1,600        78,480
  Eastman Chemical Co. ...........................       15,500       894,815
  PPG Industries, Inc. ...........................        2,100       143,136
                                                                 ------------
                                                                    1,868,983
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--0.1%
  Dun & Bradstreet Corp. (b) .....................        3,700       220,705
                                                                 ------------
DIVERSIFIED METALS & MINING--0.1%
  Phelps Dodge Corp. .............................        1,600       158,272
                                                                 ------------
DRUG RETAIL--0.0%
  CVS Corp. ......................................        1,300        58,591
                                                                 ------------
ELECTRIC UTILITIES--0.5%
  American Electric Power Co., Inc. ..............        1,800        61,812
  Exelon Corp. ...................................       15,800       696,306
                                                                 ------------
                                                                      758,118
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.4%
  Cooper Industries Ltd. Class A .................        1,000        67,890
  Emerson Electric Co. ...........................       23,700     1,661,370
  Hubbell, Inc. Class B ..........................        3,000       156,900
  Rockwell Automation, Inc. ......................        4,800       237,840
                                                                 ------------
                                                                    2,124,000
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
  Agilent Technologies, Inc. (b) .................        5,000       120,500
  Tektronix, Inc. ................................       19,000       573,990
                                                                 ------------
                                                                      694,490
                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.6%
  Monsanto Co. ...................................       15,900       883,245
                                                                 ------------
FOOTWEAR--0.7%
  NIKE, Inc. Class B .............................       11,500     1,042,935
                                                                 ------------
FOREST PRODUCTS--0.8%
  Weyerhaeuser Co. ...............................       18,200     1,223,404
                                                                 ------------
GENERAL MERCHANDISE STORES--0.1%
  Target Corp. ...................................        1,700        88,281
                                                                 ------------
HEALTH CARE DISTRIBUTORS--0.2%
  AmerisourceBergen Corp. ........................        2,100       123,228
  Cardinal Health, Inc. ..........................        3,000       174,450
                                                                 ------------
                                                                      297,678
                                                                 ------------
HEALTH CARE EQUIPMENT--1.0%
  Baxter International, Inc. .....................        1,800        62,172
  Becton, Dickinson & Co. ........................        9,200       522,560
  Medtronic, Inc. ................................        1,200        59,604
  PerkinElmer, Inc. ..............................       13,800       310,362
  St. Jude Medical, Inc. (b) .....................        3,400       142,562
  Thermo Electron Corp. (b) ......................       14,200       428,698
                                                                 ------------
                                                                    1,525,958
                                                                 ------------
HEALTH CARE FACILITIES--0.0%
  HCA, Inc. ......................................        1,300        51,948
                                                                 ------------
HEALTH CARE SERVICES--0.3%
  IMS Health, Inc. ...............................       19,100       443,311
                                                                 ------------


                                                         SHARES      VALUE
                                                         ------  ------------

HEALTH CARE SUPPLIES--0.4%
  Bausch & Lomb, Inc. ............................        8,400  $    541,464
                                                                 ------------
HOME ENTERTAINMENT SOFTWARE--0.1%
  Electronic Arts, Inc. (b) ......................        1,400        86,352
  THQ, Inc. (b) ..................................        5,700       130,758
                                                                 ------------
                                                                      217,110
                                                                 ------------
HOME IMPROVEMENT RETAIL--1.4%
  Home Depot, Inc. (The) .........................       29,200     1,248,008
  Lowe's Cos., Inc. ..............................        1,300        74,867
  Sherwin-Williams Co. (The) .....................       16,700       745,321
                                                                 ------------
                                                                    2,068,196
                                                                 ------------
HOUSEHOLD APPLIANCES--0.6%
  Black & Decker Corp. (The) .....................        9,400       830,302
                                                                 ------------
HOUSEHOLD PRODUCTS--1.8%
  Kimberly-Clark Corp. ...........................       19,500     1,283,295
  Procter & Gamble Co. (The) .....................       26,600     1,465,128
                                                                 ------------
                                                                    2,748,423
                                                                 ------------
HOUSEWARES & SPECIALTIES--0.5%
  Fortune Brands, Inc. ...........................        9,500       733,210
                                                                 ------------
HYPERMARKETS & SUPER CENTERS--0.2%
  Wal-Mart Stores, Inc. ..........................        5,200       274,664
                                                                 ------------
INDUSTRIAL CONGLOMERATES--0.8%
  3M Co. .........................................        6,000       492,420
  General Electric Co. ...........................        7,000       255,500
  Textron, Inc. ..................................        6,100       450,180
                                                                 ------------
                                                                    1,198,100
                                                                 ------------
INDUSTRIAL GASES--0.0%
  Praxair, Inc. ..................................        1,300        57,395
                                                                 ------------
INDUSTRIAL MACHINERY--2.2%
  Eaton Corp. ....................................       15,100     1,092,636
  Ingersoll-Rand Co. Class A .....................       20,200     1,622,060
  Parker Hannifin Corp. ..........................        7,300       552,902
                                                                 ------------
                                                                    3,267,598
                                                                 ------------
INSURANCE BROKERS--0.2%
  Willis Group Holdings Ltd. .....................        7,600       312,892
                                                                 ------------
INTEGRATED OIL & GAS--5.9%
  ChevronTexaco Corp. ............................       43,800     2,299,938
  ConocoPhillips .................................        2,501       217,162
  Exxon Mobil Corp. ..............................       89,300     4,577,518
  Occidental Petroleum Corp. .....................       29,600     1,727,456
                                                                 ------------
                                                                    8,822,074
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--3.3%
  ALLTEL Corp. ...................................       11,100       652,236
  AT&T Corp. .....................................       27,900       531,774
  BellSouth Corp. ................................       31,300       869,827
  SBC Communications, Inc. .......................       28,200       726,714
  Sprint Corp. ...................................        5,100       126,735
  Verizon Communications, Inc. ...................       50,900     2,061,959
                                                                 ------------
                                                                    4,969,245
                                                                 ------------
INTERNET RETAIL--0.1%
  eBay, Inc. (b) .................................          800        93,024
                                                                 ------------
INTERNET SOFTWARE & SERVICES--0.6%
  EarthLink, Inc. (b) ............................       39,700       457,344
  Yahoo!, Inc. (b) ...............................       11,000       414,480
                                                                 ------------
                                                                      871,824
                                                                 ------------

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES


                                                         SHARES      VALUE
                                                         ------  ------------

INVESTMENT BANKING & BROKERAGE--1.5%
  E*TRADE Financial Corp. (b) ....................        8,200  $    122,590
  Goldman Sachs Group, Inc. (The) ................       18,600     1,935,144
  Lehman Brothers Holdings, Inc. .................          700        61,236
  Merrill Lynch & Co., Inc. ......................        1,300        77,701
                                                                 ------------
                                                                    2,196,671
                                                                 ------------
LIFE & HEALTH INSURANCE--2.1%
  AFLAC, Inc. ....................................        4,500       179,280
  Lincoln National Corp. .........................       15,200       709,536
  MetLife, Inc. ..................................       35,000     1,417,850
  Protective Life Corp. ..........................        1,400        59,766
  Prudential Financial, Inc. .....................       12,300       676,008
  Stancorp Financial Group, Inc. .................          800        66,000
                                                                 ------------
                                                                    3,108,440
                                                                 ------------
MANAGED HEALTH CARE--2.6%
  Aetna, Inc. ....................................        4,500       561,375
  CIGNA Corp. ....................................        4,200       342,594
  UnitedHealth Group, Inc. .......................       24,400     2,147,932
  WellPoint, Inc. (b) ............................        7,200       828,000
                                                                 ------------
                                                                    3,879,901
                                                                 ------------
METAL & GLASS CONTAINERS--0.1%
  Silgan Holdings, Inc. ..........................        1,400        85,344
                                                                 ------------
MOTORCYCLE MANUFACTURERS--0.0%
  Harley-Davidson, Inc. ..........................        1,070        65,003
                                                                 ------------
MOVIES & ENTERTAINMENT--4.0%
  Time Warner, Inc. (b) ..........................      148,300     2,882,952
  Viacom, Inc. Class B ...........................       31,500     1,146,285
  Walt Disney Co. (The) ..........................       69,400     1,929,320
                                                                 ------------
                                                                    5,958,557
                                                                 ------------
MULTI-LINE INSURANCE--1.3%
  American International Group, Inc. .............       25,800     1,694,286
  Hartford Financial Services Group, Inc. (The) ..        1,800       124,758
  Unitrin, Inc. ..................................        1,400        63,630
                                                                 ------------
                                                                    1,882,674
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER--2.2%
  Constellation Energy Group, Inc. ...............       36,500     1,595,415
  Duke Energy Corp. ..............................       14,200       359,686
  Sempra Energy ..................................       37,500     1,375,500
                                                                 ------------
                                                                    3,330,601
                                                                 ------------
OFFICE ELECTRONICS--0.3%
  Xerox Corp. (b) ................................       26,900       457,569
                                                                 ------------
OFFICE SERVICES & SUPPLIES--0.2%
  HNI Corp. ......................................        5,800       249,690
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--0.1%
  Halliburton Co. ................................        2,600       102,024
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--0.0%
  Unocal Corp. ...................................        1,770        76,535
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.5%
  Citigroup, Inc. ................................       52,701     2,539,134
  J.P. Morgan Chase & Co. ........................       67,600     2,637,076
                                                                 ------------
                                                                    5,176,210
                                                                 ------------
PACKAGED FOODS & MEATS--1.6%
  General Mills, Inc. ............................        1,700        84,507
  Kellogg Co. ....................................       43,600     1,947,176
  Tyson Foods, Inc. Class A ......................       20,500       377,200
                                                                 ------------
                                                                    2,408,883
                                                                 ------------


                                                         SHARES      VALUE
                                                         ------  ------------

PAPER PACKAGING--0.1%
  Smurfit-Stone Container Corp. (b) ..............        2,700  $     50,436
  Temple-Inland, Inc. ............................          900        61,560
                                                                 ------------
                                                                      111,996
                                                                 ------------
PAPER PRODUCTS--0.1%
  Georgia-Pacific Corp. ..........................        3,700       138,676
  MeadWestvaco Corp. .............................        2,000        67,780
                                                                 ------------
                                                                      206,456
                                                                 ------------
PERSONAL PRODUCTS--0.1%
  Avon Products, Inc. ............................        3,900       150,930
                                                                 ------------
PHARMACEUTICALS--7.5%
  Abbott Laboratories ............................        1,990        92,834
  Bristol-Myers Squibb Co. .......................       66,300     1,698,606
  Johnson & Johnson ..............................       57,700     3,659,334
  Lilly (Eli) & Co. ..............................        1,200        68,100
  Merck & Co., Inc. ..............................       31,700     1,018,838
  Pfizer, Inc. ...................................      143,200     3,850,648
  Wyeth ..........................................       20,500       873,095
                                                                 ------------
                                                                   11,261,455
                                                                 ------------
PHOTOGRAPHIC PRODUCTS--0.7%
  Eastman Kodak Co. ..............................       31,400     1,012,650
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--1.7%
  Allstate Corp. (The) ...........................       34,100     1,763,652
  Chubb Corp. (The) ..............................          900        69,210
  Cincinnati Financial Corp. .....................        2,100        92,946
  Mercury General Corp. ..........................        3,200       191,744
  Progressive Corp. (The) ........................        5,700       483,588
  St. Paul Travelers Cos., Inc. (The) ............            1            37
                                                                 ------------
                                                                    2,601,177
                                                                 ------------
PUBLISHING & PRINTING--0.5%
  McGraw-Hill Cos., Inc. (The) ...................        7,000       640,780
  Meredith Corp. .................................        1,700        92,140
                                                                 ------------
                                                                      732,920
                                                                 ------------
RAILROADS--0.4%
  Burlington Northern Santa Fe Corp. .............        3,600       170,316
  CSX Corp. ......................................        1,800        72,144
  Norfolk Southern Corp. .........................       10,600       383,614
                                                                 ------------
                                                                      626,074
                                                                 ------------
REGIONAL BANKS--1.6%
  Bank of Hawaii Corp. ...........................        6,600       334,884
  BB&T Corp. .....................................        1,400        58,870
  Hibernia Corp. Class A .........................       14,400       424,944
  Huntington Bancshares, Inc. ....................        2,400        59,472
  KeyCorp ........................................       13,400       454,260
  Marshall & Ilsley Corp. ........................        1,400        61,880
  National City Corp. ............................       23,800       893,690
  SunTrust Banks, Inc. ...........................        2,000       147,760
                                                                 ------------
                                                                    2,435,760
                                                                 ------------
REITS--0.4%
  iStar Financial, Inc. ..........................        8,400       380,184
  Maguire Properties, Inc. .......................       10,400       285,584
                                                                 ------------
                                                                      665,768
                                                                 ------------
RESTAURANTS--1.3%
  McDonald's Corp. ...............................       35,500     1,138,130
  Wendy's International, Inc. ....................        6,300       247,338
  Yum! Brands, Inc. ..............................       11,300       533,134
                                                                 ------------
                                                                    1,918,602
                                                                 ------------

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES


                                                         SHARES      VALUE
                                                         ------  ------------

SEMICONDUCTOR EQUIPMENT--0.3%
  Applied Materials, Inc. (b) ....................       25,700  $    439,470
                                                                 ------------
SEMICONDUCTORS--2.7%
  Analog Devices, Inc. ...........................        1,800        66,456
  Freescale Semiconductor, Inc. Class B (b) ......        7,640       140,270
  Intel Corp. ....................................      110,500     2,584,595
  Maxim Integrated Products, Inc. ................        9,300       394,227
  Texas Instruments, Inc. ........................       35,700       878,934
                                                                 ------------
                                                                    4,064,482
                                                                 ------------
SOFT DRINKS--0.3%
  Pepsi Bottling Group, Inc. (The) ...............        5,200       140,608
  PepsiAmericas, Inc. ............................        7,500       159,300
  PepsiCo, Inc. ..................................        2,100       109,620
                                                                 ------------
                                                                      409,528
                                                                 ------------
SPECIALTY CHEMICALS--0.1%
  Rohm & Haas Co. ................................        4,000       176,920
                                                                 ------------
SPECIALTY STORES--0.1%
  Staples, Inc. ..................................        2,500        84,275
                                                                 ------------
STEEL--0.1%
  United States Steel Corp. ......................        1,600        82,000
                                                                 ------------
SYSTEMS SOFTWARE--3.7%
  Adobe Systems, Inc. ............................        6,500       407,810
  Computer Associates International, Inc. ........          105         3,261
  Microsoft Corp. ................................      142,200     3,798,162
  Oracle Corp. (b) ...............................       95,400     1,308,888
                                                                 ------------
                                                                    5,518,121
                                                                 ------------
TECHNOLOGY DISTRIBUTORS--0.1%
  Tech Data Corp. (b) ............................        4,700       213,380
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.3%
  Countrywide Financial Corp. ....................        5,300       196,153
  Fannie Mae .....................................        3,900       277,719
                                                                 ------------
                                                                      473,872
                                                                 ------------
TOBACCO--0.9%
  Reynolds American, Inc. ........................        8,900       699,540
  UST, Inc. ......................................       12,400       596,564
                                                                 ------------
                                                                    1,296,104
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $119,163,789) ..............................   138,883,876
                                                                 ------------
FOREIGN COMMON STOCKS(c)--2.2%
AUTO PARTS & EQUIPMENT--0.3%
  Autoliv, Inc. (Sweden) .........................        7,500       362,250
  Magna International, Inc. Class A (Canada) .....        1,600       132,080
                                                                 ------------
                                                                      494,330
                                                                 ------------
HEALTH CARE SUPPLIES--0.4%
  Alcon, Inc. (United States) ....................        8,300       668,980
                                                                 ------------
INDUSTRIAL CONGLOMERATES--1.0%
  Tyco International Ltd. (United States) ........       40,800     1,458,192
                                                                 ------------
INTEGRATED OIL & GAS--0.2%
  BP plc ADR (United Kingdom) ....................        5,200       303,680
                                                                 ------------


                                                         SHARES      VALUE
                                                         ------  ------------

PHARMACEUTICALS--0.1%
  GlaxoSmithKline plc (United Kingdom) ...........        2,800  $    132,692
                                                                 ------------
SYSTEMS SOFTWARE--0.1%
  Check Point Software Technologies Ltd.
  (Israel) (b) ...................................        5,900       145,317
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
  Vodafone Group plc (United Kingdom) ............        4,000       109,520
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $2,817,165) ................................     3,312,711
                                                                 ------------
EXCHANGE TRADED FUNDS--3.8%
  SPDR Trust Series I ............................       47,000     5,680,890
                                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $5,510,717) ................................     5,680,890
                                                                 ------------
WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
  Lucent Technologies, Inc. (b) ..................        1,359         2,147
                                                                 ------------
TOTAL WARRANTS
  (Identified cost $2,113) ....................................         2,147
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.8%
  (Identified cost $127,493,784) ..............................   147,879,624
                                                                 ------------

                                            STANDARD
                                            & POOR'S      PAR
                                             RATING      VALUE
                                           (UNAUDITED)   (000)
                                            ---------    ------
SHORT-TERM INVESTMENTS--1.2%
COMMERCIAL PAPER--1.2%
  Govco, Inc. 2.17%, 1/3/05 ...............    A-1+      $1,705     1,704,794
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $1,704,794) ................................     1,704,794
                                                                 ------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $129,198,578) ..............................   149,584,418(a)
  Other assets and liabilities, net--0.0% .....................        25,026
                                                                 ------------
NET ASSETS--100.0% ............................................  $149,609,444
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $24,486,118 and gross depreciation of $4,758,151 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $129,856,451.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $129,198,578) .............................     $149,584,418
Cash ......................................................................................            1,591
Receivables
  Dividends ...............................................................................          216,028
  Fund shares sold ........................................................................           64,619
  Tax reclaims ............................................................................              649
Prepaid expenses ..........................................................................            2,573
                                                                                                ------------
    Total assets ..........................................................................      149,869,878
                                                                                                ------------
LIABILITIES
Payables
  Fund shares repurchased .................................................................           78,155
  Investment advisory fee .................................................................           97,745
  Professional fee ........................................................................           32,779
  Printing fee ............................................................................           24,958
  Financial agent fee .....................................................................            9,972
  Administration fee ......................................................................            9,495
  Trustees' fee ...........................................................................              147
Accrued expenses ..........................................................................            7,183
                                                                                                ------------
    Total liabilities .....................................................................          260,434
                                                                                                ------------
NET ASSETS ................................................................................     $149,609,444
                                                                                                ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........................................     $146,807,889
  Accumulated net realized loss ...........................................................      (17,584,370)
  Net unrealized appreciation .............................................................       20,385,925
                                                                                                ------------
NET ASSETS ................................................................................     $149,609,444
                                                                                                ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..........       12,391,704
                                                                                                ============
Net asset value and offering price per share ..............................................           $12.07
                                                                                                      ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ................................................................................................    $ 2,516,954
  Interest .................................................................................................         24,076
  Foreign taxes withheld ...................................................................................         (2,494)
                                                                                                                -----------
    Total investment income ................................................................................      2,538,536
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..................................................................................        852,711
  Financial agent fee ......................................................................................        108,266
  Administration ...........................................................................................         97,453
  Printing .................................................................................................         47,521
  Custodian ................................................................................................         44,635
  Professional .............................................................................................         27,784
  Trustees .................................................................................................          8,109
  Miscellaneous ............................................................................................         11,657
                                                                                                                -----------
    Total expenses .........................................................................................      1,198,136
    Less expenses reimbursed by investment adviser .........................................................        (41,249)
    Custodian fees paid indirectly .........................................................................           (103)
                                                                                                                -----------
    Net expenses ...........................................................................................      1,156,784
                                                                                                                -----------
NET INVESTMENT INCOME ......................................................................................      1,381,752
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .........................................................................      4,206,883
  Net realized loss on foreign currency transactions .......................................................         (1,246)
  Net change in unrealized appreciation (depreciation) on investments ......................................      7,900,862
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency translations             85
                                                                                                                -----------
NET GAIN ON INVESTMENTS ....................................................................................     12,106,584
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................    $13,488,336
                                                                                                                ===========

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN GROWTH AND INCOME SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED      YEAR ENDED
                                                                                                 12/31/04        12/31/03
                                                                                               ------------    ------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................     $  1,381,752    $  1,044,493
  Net realized gain (loss) ...............................................................        4,205,637      (1,127,003)
  Net change in unrealized appreciation (depreciation) ...................................        7,900,947      22,233,757
                                                                                               ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................       13,488,336      22,151,247
                                                                                               ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................................................       (1,588,870)     (1,026,887)
                                                                                               ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................       (1,588,870)     (1,026,887)
                                                                                               ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,052,841 and 2,628,925 shares, respectively) ...........       34,531,743      25,492,892
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (691,111 and 0 shares, respectively) (See Note 9) ....................................        7,796,554              --
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (1,002,512 and 0 shares, respectively) (See Note 9) ..................................       11,309,520              --
  Net asset value of shares issued from reinvestment of distributions
    (135,901 and 104,116 shares, respectively) ...........................................        1,588,870       1,026,887
  Cost of shares repurchased (2,233,445 and 2,204,696 shares, respectively) ..............      (25,234,520)    (20,750,616)
                                                                                               ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................       29,992,167       5,769,163
                                                                                               ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................       41,891,633      26,893,523
NET ASSETS
  Beginning of period ....................................................................      107,717,811      80,824,288
                                                                                               ------------    ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $0 AND $199,110, RESPECTIVELY] ....................................................     $149,609,444    $107,717,811
                                                                                               ============    ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                         YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------
                                                                              2004      2003       2002       2001       2000
                                                                             ------    ------     ------     ------     ------
Net asset value, beginning of period ...............................         $11.06    $ 8.77     $11.42     $12.52     $13.53
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .....................................           0.13(1)   0.11       0.08       0.08       0.07
  Net realized and unrealized gain (loss) ..........................           1.02      2.29      (2.65)     (1.09)     (0.96)
                                                                             ------    ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ...............................           1.15      2.40      (2.57)     (1.01)     (0.89)
                                                                             ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income .............................          (0.14)    (0.11)     (0.08)     (0.06)     (0.07)
  Distributions from net realized gains ............................             --        --         --      (0.03)     (0.05)
                                                                             ------    ------     ------     ------     ------
    TOTAL DISTRIBUTIONS ............................................          (0.14)    (0.11)     (0.08)     (0.09)     (0.12)
                                                                             ------    ------     ------     ------     ------
CHANGE IN NET ASSET VALUE ..........................................           1.01      2.29      (2.65)     (1.10)     (1.01)
                                                                             ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD .....................................         $12.07    $11.06     $ 8.77     $11.42     $12.52
                                                                             ======    ======     ======     ======     ======
Total return .......................................................          10.48%    27.46%    (22.51)%    (8.17)%    (6.61)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ............................       $149,609  $107,718    $80,824   $115,740   $112,489
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ...........................................           0.95%     0.95%      0.93%      0.85%      0.85%
  Gross operating expenses .........................................           0.98%     1.01%      0.95%      0.93%      0.94%
  Net investment income ............................................           1.13%     1.18%      0.79%      0.65%      0.54%
Portfolio turnover .................................................             58%       55%        60%        29%        53%

(1) Computed using average shares outstanding.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES
            (FORMERLY PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES)


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is long-term growth of capital. Small-cap investing includes the risks of greater price volatility, less liquidity and increased competitive threat. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 9.69%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the Russell 2000(R) Growth Index, the series' style-specific benchmark, returned 14.31%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: While small caps generally outperformed large caps, there were major swings up and down throughout the year. After starting strong early in the year on optimism about the economy, the markets went through a summer swoon, which was especially hard on small cap stocks, as investors worried about higher inventory levels, the Iraq War, and uncertainties about the presidential election. This effect was largely reversed in the fourth quarter as earnings expectations were revised downward and investors became more optimistic about the growth beyond 2004.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: The biggest area of contribution to performance was in health care where Sepracor, a heavily weighted stock in the portfolio, was up strongly on the approval of its lead drug Lunesta. Areas that detracted from the series' performance in 2004 were in the technology and industrials sectors. Within technology, specific stocks detracted from our performance including United Online and Digital Insight. Within the industrials sector, Tetra Tech was our largest detractor from performance. Despite the challenges in technology there were some notable successes. For example, Artisan Components, one of our largest holdings, was bought out for a premium by Arm Holdings and contributed positively to our performance.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We believe the economy will moderate a bit in 2005. However, we believe this really favors our style of investing in high quality growth stocks. In a moderate growth environment, we believe it will be more difficult for an average company to find growth. Conversely, those companies that can grow their earnings over the next three to five years will likely be in short supply and will experience better relative returns. If this holds true, then we believe this portfolio will benefit given its focus on small, high-quality growth stocks.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                   FROM
                                                                 INCEPTION
                                                                8/15/00 TO
                                                     1 YEAR      12/31/04
--------------------------------------------------------------------------
  Small-Cap Growth Series                             9.69%        (7.50)%
--------------------------------------------------------------------------
  S&P 500(R) Index                                   10.86%        (3.01)%
--------------------------------------------------------------------------
  Russell 2000(R) Growth Index                       14.31%        (2.57)%
--------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/15/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             Small-Cap Growth           S&P 500(R)        Russell 2000(R)
                  Series                  Index            Growth Index
             ----------------           ----------        ---------------
8/15/00           $10,000                $10,000             $10,000
12/29/00            8,482                  8,930               8,299
12/31/01            6,216                  7,870               7,534
12/31/02            4,426                  6,131               5,254
12/31/03            6,480                  7,891               7,804
12/31/04            7,108                  8,748               8,921

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Information Technology          33%
Health Care                     27
Consumer Discretionary          14
Financials                      11
Industrials                      9
Energy                           2
Telecommunication Services       1
Other                            3

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
            PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT
                           TO MOST RECENT MONTH-END.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

ABOUT YOUR FUND'S EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Small-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                      BEGINNING            ENDING           EXPENSES PAID
                                                    ACCOUNT VALUE       ACCOUNT VALUE          DURING
             ENGEMANN SMALL-CAP GROWTH SERIES       JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             --------------------------------       -------------     -----------------     -------------

         Actual                                        $1,000.00           $1,032.30             $6.39

         Hypothetical (5% return before expenses)       1,000.00            1,018.77              6.36

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.25%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 9.69%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,096.90.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. ARM Holdings plc ADR                              5.4%
 2. Sepracor, Inc.                                    4.8%
 3. Gabelli Asset Management, Inc. Class A            4.7%
 4. Nektar Therapeutics                               4.1%
 5. Corporate Executive Board Co. (The)               4.0%
 6. INAMED Corp.                                      3.2%
 7. Advisory Board Co. (The)                          3.2%
 8. Omnicare, Inc.                                    3.1%
 9. Stewart (W.P.) & Co. Ltd.                         3.1%
10. j2 Global Communications, Inc.                    2.7%
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                      SHARES        VALUE
                                                      -------    -----------

DOMESTIC COMMON STOCKS--85.1%
AIR FREIGHT & COURIERS--0.6%
  Pacer International, Inc. (b) .............           6,600    $   140,316
                                                                 -----------
APPLICATION SOFTWARE--1.5%
  Blackboard, Inc. (b) ......................          21,700        321,377
                                                                 -----------
ASSET MANAGEMENT & CUSTODY BANKS--4.7%
  Gabelli Asset Management, Inc. Class A ....          21,000      1,018,920
                                                                 -----------
BIOTECHNOLOGY--4.3%
  Abgenix, Inc. (b) .........................          11,600        119,944
  Critical Therapeutics, Inc. (b) ...........          14,200        113,600
  ICOS Corp. (b) ............................           9,100        257,348
  Inhibitex, Inc. (b) .......................          17,000        137,530
  NPS Pharmaceuticals, Inc. (b) .............          11,100        202,908
  Nuvelo, Inc. (b) ..........................          10,700        105,395
                                                                 -----------
                                                                     936,725
                                                                 -----------
CASINOS & GAMING--3.3%
  Multimedia Games, Inc. (b) ................          16,800        264,768
  Scientific Games Corp. Class A (b) ........          19,100        455,344
                                                                 -----------
                                                                     720,112
                                                                 -----------
COMMUNICATIONS EQUIPMENT--2.3%
  SafeNet, Inc. (b) .........................          13,400        492,316
                                                                 -----------
COMPUTER HARDWARE--1.0%
  Stratasys, Inc. (b) .......................           6,400        214,784
                                                                 -----------
CONSUMER FINANCE--0.8%
  MoneyGram International, Inc. .............           8,800        186,032
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.3%
  Intrado, Inc. (b) .........................           5,100         61,710
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--7.5%
  Corporate Executive Board Co. (The) .......          13,000        870,220
  Corrections Corporation of America (b) ....           3,800        153,710
  Intersections, Inc. (b) ...................           6,200        106,950
  Tetra Tech, Inc. (b) ......................          30,100        503,874
                                                                 -----------
                                                                   1,634,754
                                                                 -----------
GENERAL MERCHANDISE STORES--0.2%
  99 Cents Only Stores (b) ..................           3,200         51,712
                                                                 -----------
HEALTH CARE DISTRIBUTORS--3.1%
  Omnicare, Inc. ............................          19,200        664,704
                                                                 -----------
HEALTH CARE EQUIPMENT--3.4%
  Adeza Biomedical Corp. (b) ................           1,510         26,501
  INAMED Corp. (b) ..........................          11,100        702,075
                                                                 -----------
                                                                     728,576
                                                                 -----------
HEALTH CARE SERVICES--3.2%
  Advisory Board Co. (The) (b) ..............          19,000        700,720
                                                                 -----------


                                                      SHARES        VALUE
                                                      -------    -----------

HEALTH CARE SUPPLIES--0.5%
  Conor Medsystems, Inc. (b) ................           8,000    $   110,800
  OccuLogix, Inc. (b) .......................             300          3,084
                                                                 -----------
                                                                     113,884
                                                                 -----------
INTERNET SOFTWARE & SERVICES--9.4%
  CNET Networks, Inc. (b) ...................          23,700        266,151
  Digital Insight Corp. (b) .................          11,700        215,280
  Digitas, Inc. (b) .........................          18,500        176,675
  j2 Global Communications, Inc. (b) ........          17,200        593,400
  LivePerson, Inc. (b) ......................          80,900        254,026
  United Online, Inc. (b) ...................          45,500        524,615
                                                                 -----------
                                                                   2,030,147
                                                                 -----------
INVESTMENT BANKING & BROKERAGE--0.7%
  MarketAxess Holdings, Inc. (b) ............           8,600        146,286
                                                                 -----------
LEISURE FACILITIES--0.5%
  Life Time Fitness, Inc. (b) ...............           4,200        108,696
                                                                 -----------
LEISURE PRODUCTS--4.1%
  MarineMax, Inc. (b) .......................           7,600        226,176
  Marvel Enterprises, Inc. (b) ..............          14,100        288,768
  Polaris Industries, Inc. ..................           5,500        374,110
                                                                 -----------
                                                                     889,054
                                                                 -----------
OFFICE SERVICES & SUPPLIES--0.6%
  PeopleSupport, Inc. (b) ...................          13,800        140,208
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--1.8%
  Pioneer Natural Resources Co. .............          11,000        386,100
                                                                 -----------
PHARMACEUTICALS--12.4%
  Barrier Therapeutics, Inc. (b) ............           4,300         71,380
  Medicine Co. (The) (b) ....................           7,700        221,760
  MGI Pharma, Inc. (b) ......................          11,700        327,717
  Nektar Therapeutics (b) ...................          43,900        888,536
  Pain Therapeutics, Inc. (b) ...............          18,000        129,780
  Sepracor, Inc. (b) ........................          17,500      1,038,975
                                                                 -----------
                                                                   2,678,148
                                                                 -----------
RESTAURANTS--3.5%
  Cheesecake Factory, Inc. (The) (b) ........          14,800        480,556
  McCormick & Schmick's Seafood Restaurants, Inc. (b)  16,500        278,025
                                                                 -----------
                                                                     758,581
                                                                 -----------
SEMICONDUCTORS--9.3%
  Integrated Circuit Systems, Inc. (b) ......          12,600        263,592
  International Rectifier Corp. (b) .........           7,400        329,818
  Intersil Corp. Class A ....................          15,100        252,774
  Micrel, Inc. (b) ..........................          21,200        233,624
  MIPS Technologies, Inc. (b) ...............          22,200        218,670
  ON Semiconductor Corp. (b) ................         112,200        509,388
  Semtech Corp. (b) .........................           9,100        199,017
                                                                 -----------
                                                                   2,006,883
                                                                 -----------

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES

                                                      SHARES        VALUE
                                                      -------    -----------

SPECIALTY STORES--2.8%
  Advance Auto Parts, Inc. (b) ..............           7,400    $   323,232
  Cost Plus, Inc. (b) .......................           8,700        279,531
                                                                 -----------
                                                                     602,763
                                                                 -----------
THRIFTS & MORTGAGE FINANCE--1.9%
  Federal Agricultural Mortgage Corp. Class C          17,300        403,090
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES--1.4%
  At Road, Inc. (b) .........................          42,700        295,057
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $13,598,270) .............................     18,431,655
                                                                 -----------
FOREIGN  COMMON STOCKS(c)--12.0%
APPLICATION SOFTWARE--0.9%
  Retalix Ltd. (Israel) (b) .................           9,000        196,740
                                                                 -----------
ASSET MANAGEMENT & CUSTODY BANKS--3.1%
  Stewart (W.P.) & Co. Ltd. (Bermuda) .......          28,000        662,480
                                                                 -----------
SEMICONDUCTORS--8.0%
  ARM Holdings plc ADR (United Kingdom) .....         190,554      1,177,624
  O2Micro International Ltd. (Taiwan) (b) ...          49,000        560,560
                                                                 -----------
                                                                   1,738,184
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,895,056) ..............................      2,597,404
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--97.1%
  (Identified cost $15,493,326) .............................     21,029,059
                                                                 -----------


                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (UNAUDITED)   (000)       VALUE
                                           ---------    -----    -----------

SHORT-TERM INVESTMENTS--1.9%
COMMERCIAL PAPER--1.9%
  Govco, Inc. 2.17%, 1/3/05 .............     A-1+       $420    $   419,949
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $419,949) ................................        419,949
                                                                 -----------
TOTAL INVESTMENTS--99.0%
  (Identified cost $15,913,275) .............................     21,449,008(a)
  Other assets and liabilities, net--1.0% ...................        213,907
                                                                 -----------
NET ASSETS--100.0% ..........................................    $21,662,915
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,857,931 and gross depreciation of $700,187 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $16,291,264.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $15,913,275) ............................................       $21,449,008
Cash ....................................................................................................            94,441
Receivables
  Investment securities sold ............................................................................           349,400
  Fund shares sold ......................................................................................            27,424
  Dividends .............................................................................................            12,691
Prepaid expenses ........................................................................................               454
                                                                                                                -----------
    Total assets ........................................................................................        21,933,418
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................           187,761
  Fund shares repurchased ...............................................................................            25,776
  Professional fee ......................................................................................            31,692
  Investment advisory fee ...............................................................................             8,016
  Financial agent fee ...................................................................................             3,675
  Administration fee ....................................................................................             1,469
  Trustees' fee .........................................................................................               147
Accrued expenses ........................................................................................            11,967
                                                                                                                -----------
    Total liabilities ...................................................................................           270,503
                                                                                                                -----------
NET ASSETS ..............................................................................................       $21,662,915
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................       $22,147,683
  Accumulated net realized loss .........................................................................        (6,020,501)
  Net unrealized appreciation ...........................................................................         5,535,733
                                                                                                                -----------
NET ASSETS ..............................................................................................       $21,662,915
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................         3,048,632
                                                                                                                ===========
Net asset value and offering price per share ............................................................             $7.11
                                                                                                                      =====



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends .............................................................................................        $   91,122
  Interest ..............................................................................................            10,068
                                                                                                                 ----------
    Total investment income .............................................................................           101,190
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ...............................................................................           206,289
  Financial agent fee ...................................................................................            43,871
  Administration ........................................................................................            18,337
  Professional ..........................................................................................            33,447
  Printing ..............................................................................................            22,200
  Custodian .............................................................................................            15,005
  Trustees ..............................................................................................             9,466
  Miscellaneous .........................................................................................            10,828
                                                                                                                 ----------
    Total expenses ......................................................................................           359,443
    Less expenses reimbursed by investment adviser ......................................................           (72,907)
    Custodian fees paid indirectly ......................................................................               (24)
                                                                                                                 ----------
    Net expenses ........................................................................................           286,512
                                                                                                                 ----------
NET INVESTMENT LOSS .....................................................................................          (185,322)
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ......................................................................         1,399,029
  Net change in unrealized appreciation (depreciation) on investments ...................................           111,558
                                                                                                                 ----------
NET GAIN ON INVESTMENTS .................................................................................         1,510,587
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................        $1,325,265
                                                                                                                 ==========

                        See Notes to Financial Statements

                    PHOENIX-ENGEMANN SMALL-CAP GROWTH SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                ------------    -----------
FROM OPERATIONS
  Net investment income (loss) .........................................................         $  (185,322)    $ (154,046)
  Net realized gain (loss) .............................................................           1,399,029       (718,619)
  Net change in unrealized appreciation (depreciation) .................................             111,558      6,765,522
                                                                                                ------------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................           1,325,265      5,892,857
                                                                                                ------------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,789,466 and 2,504,734 shares, respectively) .........          12,151,173     13,904,839
  Cost of shares repurchased (2,037,696 and 1,685,221 shares, respectively) ............         (13,167,909)    (9,402,353)
                                                                                                ------------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............................          (1,016,736)     4,502,486
                                                                                                ------------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS ................................................             308,529     10,395,343
NET ASSETS
  Beginning of period ..................................................................          21,354,386     10,959,043
                                                                                                ------------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $0, RESPECTIVELY] .................................................        $ 21,662,915    $21,354,386
                                                                                                ============    ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                             YEAR ENDED DECEMBER 31,           FROM INCEPTION
                                                                         ------------------------------------     8/15/00 TO
                                                                          2004      2003      2002      2001       12/31/00
                                                                         ------    ------    ------    ------  --------------
Net asset value, beginning of period ..............................      $ 6.48    $ 4.42    $ 6.21    $ 8.48       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................................       (0.05)(4) (0.05)(4) (0.05)(4) (0.04)(4)     0.01
  Net realized and unrealized gain (loss) .........................        0.68      2.11     (1.74)    (2.23)       (1.53)
                                                                         ------    ------    ------    ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ..............................        0.63      2.06     (1.79)    (2.27)       (1.52)
                                                                         ------    ------    ------    ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............................          --        --        --        -- (3)       --
                                                                         ------    ------    ------    ------       ------
    TOTAL DISTRIBUTIONS ...........................................          --        --        --        -- (3)       --
                                                                         ------    ------    ------    ------       ------
CHANGE IN NET ASSET VALUE .........................................        0.63      2.06     (1.79)    (2.27)       (1.52)
                                                                         ------    ------    ------    ------       ------
NET ASSET VALUE, END OF PERIOD ....................................      $ 7.11    $ 6.48    $ 4.42    $ 6.21       $ 8.48
                                                                         ======    ======    ======    ======       ======
Total return ......................................................        9.69%    46.42%   (28.80)%  (26.72)%     (15.18)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...........................     $21,663   $21,354   $10,959   $13,465       $7,270
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..........................................        1.25%     1.25%     1.23%     1.15%        1.15%(1)
  Gross operating expenses ........................................        1.57%     1.73%     2.22%     2.13%        3.93%(1)
  Net investment income (loss) ....................................       (0.81)%   (0.97)%   (0.99)%   (0.55)%       0.21%(1)
Portfolio turnover ................................................          61%       49%       65%       31%          21%(2)

(1) Annualized.
(2) Not annualized.
(3) Amount is less than $0.01.
(4) Computed using average shares outstanding.

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES
             (FORMERLY PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES)


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGERS, DONG HAO ZHANG, PH.D,. AND DAVID ALBRYCHT, CFA


Q:  WHAT  IS  THE  PHOENIX-ENGEMANN   STRATEGIC  ALLOCATION  SERIES'  INVESTMENT
OBJECTIVE?

A: The investment objective of the series is high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 7.46%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%; the Lehman Brothers Aggregate Bond Index, a broadbased fixed income index, returned 4.34%; and the series' style-specific benchmark, a Composite Index (60% S&P 500(R)
Index and 40% Lehman Brothers Aggregate Bond Index), returned 8.29%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: For the twelve months ended December 31, 2004, the equity market environment was favorable due to significant earnings growth powered by a recovering economy and continuation of a low interest rate environment. During this period, the main concerns for the market were rising commodity prices and interest rates. In particular, the price of oil rose above $40 per barrel, and at times approached $50, driven by strong demand in Asia and speculation by investors. As the economy continued its recovery, the Federal Reserve also indicated its plan to raise interest rates to more normal levels. Rising interest rates generally have a negative effect on market valuations. In the end, modest valuations and strong earnings growth overcame these negative factors and helped close the year with strong returns for the stock market.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Brothers Aggregate Bond Index, returned 4.34% for 2004, slightly better than the 4.10% return for 2003. Short-term interest rates rose significantly during the year while long-term interest rates changed only slightly, resulting in a flatter yield curve. Expectations of moderate economic growth and low inflation have helped to keep a ceiling on long-term interest rates.

     The Federal Reserve increased the federal funds rate five times over the course of 2004, by a quarter-point (0.25%) each, resulting in the rate more than doubling to 2.25% from 1.00% at the start of the year. While short-term rates rose significantly in 2004, long-term rates declined slightly, reflecting market expectations that high oil prices may restrain economic growth. While oil prices fell 9% over the fourth quarter, prices are already up 54% since the start of the year. Higher oil prices have begun to work their way through the economy, resulting in overall inflation, as measured by the CPI, increasing 3.5% year-over-year through November, nearly double the year-over-year rate at the start of the year.

     Spread sectors performed well during the year, as the demand for non-Treasury sectors was steady due to the improving credit environment and the need for yield. Emerging market bonds, in particular, performed well due to strong fundamentals. High yield bonds also performed well driven by solid corporate profit growth and strong balance sheets.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: The equity portion of the portfolio underperformed the S&P 500(R) Index during the 12 months ended December 31, 2004. The portfolio was overweighted in industries that did not experience strong performance such as semiconductors and health care, and was underweighted in industries that performed well such as utilities and Real Estate Investment Trusts (REITs). In addition, certain stocks in the portfolio performed especially poorly during the fiscal year. Technology holdings such as Vishay, AVX and National Semiconductor were caught in the general downdraft of technology stocks. Also, other stocks held, such as Omnicare and Marvel Enterprises, significantly revised their business prospects downward.

     The fixed income portion of the portfolio performed well, aided by its investment in spread sectors. Given that the series' strategy is to be well diversified across all bond market sectors, shareholders benefited from an improving credit environment and high demand for yield in spread products. Specifically, the portfolio's exposure to corporate high quality, corporate high yield, and relatively small exposures to emerging markets and non-dollar credits, provided attractive yield and total return opportunities.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: The U.S. economy appears to have entered a phase of steady growth. Equity valuations remain reasonable, and we believe that corporate profits will have modest increases in 2005 compared to 2004. These are positive factors for stocks. However, nascent signs of inflation are appearing in many sectors, including basic materials, transportation and industrials. The Federal Reserve is on a course of raising interest rates in order to counter the threat of inflation. If the monetary authority succeeds in containing inflation without dramatically slowing down the economy, we believe it is possible that the S&P 500(R) Index can offer a year of high single-digit returns.

     Looking at the fixed income market, we begin 2005 following two years of significant spread tightening and stellar performance, specifically in the credit intensive sectors such as investment grade and high yield corporates. However, we remain comfortable maintaining exposure to these sectors due to the continuation of strong fundamentals. We will maintain diversification in all of our credit intensive sectors, emphasizing high quality issues within the high yield sector.

     We have slight overweight positions relative to our benchmark in high quality commercial mortgage-backed securities and taxable municipal bonds, both of which provide attractive alternatives to AAA-rated corporate bonds. We have a constructive view of mortgages, which provide a yield advantage to corporate bonds, and may continue to benefit from a positive technical environment.

     Given the current environment, we expect modest returns for fixed income. On a positive note, we believe the portfolio is well positioned to capitalize on opportunities as they arise, and will take advantage of any weakness in either sectors or individual issues that may create value.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                             1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------------------------
  Strategic Allocation Series                 7.46%       3.14%        9.33%
-----------------------------------------------------------------------------
  S&P 500(R) Index                           10.86%      (2.31)%      12.11%
-----------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index        4.34%       7.71%        7.72%
-----------------------------------------------------------------------------
  Composite Index                             8.29%       1.98%       10.69%
-----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

             Strategic                       Lehman Brothers
            Allocation       S&P 500(R)      Aggregate Bond     Composite
              Series           Index              Index           Index
            ----------       ----------      ---------------    ----------
12/30/94      $10,000         $10,000            $10,000         $10,000
12/29/95       11,822          13,751             11,848          12,962
12/31/96       12,892          16,947             12,278          14,924
12/31/97       15,564          22,604             13,463          18,450
12/31/98       18,800          29,104             14,633          22,340
12/31/99       20,917          35,255             14,512          25,032
12/29/00       21,039          32,016             16,199          24,776
12/31/01       21,432          28,214             17,567          23,859
12/31/02       18,951          21,979             19,369          21,516
12/31/03       22,717          28,289             20,164          25,495
12/31/04       24,411          31,362             21,039          27,608

For information regarding the indexes, see the glossary on page 4.

GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Domestic Common Stocks                     56%
Domestic Corporate Bonds                   15
Non-Agency Mortgage Backed Securities       6
Agency Mortgage Backed Securities           6
Foreign Corporate Bonds                     5
Foreign Government Securities               4
Municipal Bonds                             4
Other                                       4

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
                     DATA CURRENT TO MOST RECENT MONTH-END.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Strategic Allocation Series you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                           BEGINNING            ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE       ACCOUNT VALUE          DURING
            ENGEMANN STRATEGIC ALLOCATION SERIES         JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
            ------------------------------------         -------------     -----------------     -------------
            Actual                                         $1,000.00           $1,053.40             $4.07

            Hypothetical (5% return before expenses)        1,000.00            1,021.13              4.01

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.79%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 7.46%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,074.60.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(m)
--------------------------------------------------------------------------------
 1. General Electric Capital Corp.                                      2.8%
 2. Time Warner, Inc.                                                   2.1%
 3. Fannie Mae 5.50%, 6/1/34                                            2.1%
 4. Fiserv, Inc.                                                        1.8%
 5. Wells Fargo & Co.                                                   1.6%
 6. Marriott International, Inc. Class A                                1.6%
 7. Bank of America Corp.                                               1.5%
 8. J.P. Morgan Chase & Co.                                             1.4%
 9. Fannie Mae 5.50%, 6/1/34                                            1.4%
10. Jacobs Engineering Group, Inc.                                      1.4%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                          ---------     ------    -----------

AGENCY MORTGAGE-BACKED SECURITIES--6.0%
  Fannie Mae 1.50%, 5/3/05 .............      AAA       $1,250    $ 1,245,790
  Fannie Mae 6.50%, 10/1/31 ............      AAA           73         76,201
  Fannie Mae 6%, 9/1/32 ................      AAA          367        379,461
  Fannie Mae 6%, 12/1/32 ...............      AAA        2,060      2,133,080
  Fannie Mae 5%, 5/1/34 ................      AAA        1,503      1,491,932
  Fannie Mae 5.50%, 5/1/34 .............      AAA        1,819      1,847,502
  Fannie Mae 5.50%, 6/1/34 .............      AAA        8,754      8,893,849
  Fannie Mae 5.50%, 6/1/34 .............      AAA        5,790      5,882,596
  Fannie Mae 6%, 7/1/34 ................      AAA        1,381      1,429,272
  GNMA 6.50%, '23-'32 ..................      AAA        2,260      2,384,871
                                                                  -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $25,073,796) ..............................     25,764,554
                                                                  -----------
MUNICIPAL BONDS--3.6%
CALIFORNIA--1.2%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29 ............................      AAA        1,000      1,131,460
  Fresno County Pension Obligation Revenue
    Taxable 6.21%, 8/15/06 .............      AAA          255        266,212
  Kern County Pension Obligation Revenue
    Taxable 7.26%, 8/15/14 .............      AAA          420        489,682
  Long  Beach Pension Obligation Taxable
    6.87%, 9/1/06 ......................      AAA            2          2,116
  Long Beach Pension Obligation Taxable
    Unrefunded Balance Revenue 6.87%,
    9/1/06 .............................      AAA           55         58,190
  San Bernardino County Revenue Taxable
    Series A 5.43%, 8/1/13 .............      AAA        1,750      1,820,438
  Sonoma County Pension Obligation
    Revenue Taxable 6.625%, 6/1/13 .....      AAA        1,350      1,513,728
                                                                  -----------
                                                                    5,281,826
                                                                  -----------
FLORIDA--0.7%
  Florida State Department of Transportation
    Series A 5%, 7/1/12 ................      AA+        1,800      1,996,524
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 .....      AAA          810        863,703
                                                                  -----------
                                                                    2,860,227
                                                                  -----------
KENTUCKY--0.4%
  Kentucky State Property and Buildings
    Commission Revenue 5%, 10/1/12 .....      AAA        1,500      1,662,030
                                                                  -----------
PENNSYLVANIA--0.7%
  Philadelphia Authority For Industrial
    Development Pension Funding Revenue
    Taxable Series A 5.79%, 4/15/09 ....      AAA        1,400      1,488,480


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                          ---------     ------    -----------

PENNSYLVANIA--CONTINUED
  Pittsburgh Pension Obligation Taxable
    Series C 6.50%, 3/1/17 .............      AAA       $1,250    $ 1,393,763
                                                                  -----------
                                                                    2,882,243
                                                                  -----------
TEXAS--0.2%
  Dallas-Fort Worth International Airport
    Facilities Improvement Revenue Taxable
    6.40%, 11/1/07 .....................      AAA        1,000      1,073,880
                                                                  -----------
VIRGINIA--0.4%
  Virginia Public Building Authority Public
    Facilities Revenue Series A 5%, 8/1/12    AA+        1,500      1,668,525
                                                                  -----------
TOTAL MUNICIPAL BONDS
  (Identified cost $14,636,081) ..............................     15,428,731
                                                                  -----------
ASSET-BACKED SECURITIES--1.2%
  Capital One Master Trust 01-5, A 5.30%,
    6/15/09 ............................      AAA        2,500      2,575,965
  Morgan Stanley Auto Loan Trust 04-HB1, A4
    3.33%, 10/15/11 ....................      AAA        1,000        990,937
  WFS Financial Owner Trust 03-1, A4
    2.74%, 9/20/10 .....................      AAA        1,000        992,601
  Whole Auto Loan Trust 02-1, B 2.91%,
    4/15/09 ............................      A            376        375,575
                                                                  -----------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $4,976,996) ...............................      4,935,078
                                                                  -----------
DOMESTIC CORPORATE BONDS--15.2%
AEROSPACE & DEFENSE--0.2%
  Rockwell Collins, Inc. 4.75%, 12/1/13       A          1,000      1,000,676
                                                                  -----------
AGRICULTURAL PRODUCTS--0.1%
  Corn Products International, Inc. 8.25%,
    7/15/07 ............................      BBB-         500        550,105
                                                                  -----------
ALUMINUM--0.3%
  Alcoa, Inc. 5.375%, 1/15/13 ..........      A-         1,000      1,051,503
                                                                  -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.2%
  Amvescap plc 144A 5.375%, 12/15/14 (d)      BBB+       1,000        996,742
                                                                  -----------
AUTO PARTS & EQUIPMENT--0.2%
  American Axle & Manufacturing, Inc.
    5.25%, 2/11/14 .....................      BBB          750        720,088
                                                                  -----------
AUTOMOBILE MANUFACTURERS--0.2%
  DaimlerChrysler NA Holding Corp.
    4.75%, 1/15/08 .....................      BBB        1,000      1,021,352
                                                                  -----------
BROADCASTING & CABLE TV--0.2%
  Comcast Corp. 5.30%, 1/15/14 .........      BBB        1,000      1,031,314
                                                                  -----------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                          ---------     ------    -----------

CASINOS & GAMING--1.0%
  Caesars Entertainment, Inc. 9.375%,
    2/15/07 ............................      BB-       $  500    $   552,500
  Harrah's Operating Co., Inc. 7.50%,
    1/15/09 ............................      BBB-         250        277,036
  Mandalay Resort Group 6.375%, 12/15/11      BB+          750        787,500
  MGM Mirage 9.75%, 6/1/07 .............      BB-          500        557,500
  Mohegan Tribal Gaming 7.125%, 8/15/14       B+           500        528,750
  Station Casinos, Inc. 6.875%, 3/1/16 .      B+         1,500      1,569,375
                                                                  -----------
                                                                    4,272,661
                                                                  -----------
COMMUNICATIONS EQUIPMENT--0.1%
  Motorola, Inc. 7.625%, 11/15/10 ......      BBB          500        579,981
                                                                  -----------
CONSUMER FINANCE--1.7%
  Capital One Bank 6.50%, 6/13/13 ......      BBB-         500        546,345
  Ford Motor Credit Co. 7.25%, 10/25/11       BBB-       1,200      1,286,911
  General Electric Capital Corp. 3.50%,
    5/1/08 .............................      AAA        1,250      1,240,685
  General Electric Capital Corp. 6%, 6/15/12  AAA        2,000      2,180,074
  General Motors Acceptance Corp. 6.875%,
    8/28/12 ............................      BBB-       1,500      1,531,470
  Household Finance Corp. 6.75%, 5/15/11      A            500        561,111
                                                                  -----------
                                                                    7,346,596
                                                                  -----------
DIVERSIFIED BANKS--1.1%
  Bank of America Corp. 5.25%, 12/1/15 .      A          1,500      1,532,322
  Rabobank Capital Funding II 144A 5.26%,
    12/29/49 (d)(i) ....................      AA         1,100      1,119,239
  U.S. Bank NA 6.30%, 7/15/08 ..........      A+           500        541,243
  Wachovia Corp. 5.625%, 12/15/08 ......      A-           500        532,034
  Wells Fargo & Co. 5.125%, 9/15/16 ....      A+         1,000      1,004,625
                                                                  -----------
                                                                    4,729,463
                                                                  -----------
DIVERSIFIED CHEMICALS--0.2%
  Cabot Corp. 144A 5.25%, 9/1/13 (d) ...      BBB+         750        750,805
                                                                  -----------
DIVERSIFIED COMMERCIAL SERVICES--0.3%
  International Lease Finance Corp. 4.375%,
    11/1/09 ............................      AA-        1,250      1,252,781
                                                                  -----------
ELECTRIC UTILITIES--0.3%
  Entergy Gulf States, Inc. 5.25%, 8/1/15     BBB          850        841,304
  Oncor Electric Delivery Co. 6.375%,
    1/15/15 ............................      BBB          500        550,914
                                                                  -----------
                                                                    1,392,218
                                                                  -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
  Mettler-Toledo International, Inc. 4.85%,
    11/15/10 ...........................      BBB        1,000      1,004,322
                                                                  -----------
ENVIRONMENTAL SERVICES--0.2%
  Browning-Ferris Industries, Inc. 7.875%,
    3/15/05 ............................      BB-        1,000      1,022,500
                                                                  -----------
GAS UTILITIES--0.3%
  AmeriGas Partners LP/AmeriGas Eagle
    Finance Corp. Series B 8.875%,
    5/20/11 ............................      BB-        1,250      1,368,750
                                                                  -----------
HEALTH CARE DISTRIBUTORS--0.2%
  AmerisourceBergen Corp. 8.125%, 9/1/08      BB+          810        905,175
                                                                  -----------
HOMEBUILDING--0.4%
  Horton (D.R.), Inc. 4.875%, 1/15/10 ..      BB+          750        750,000
  Lennar Corp. 7.625%, 3/1/09 ..........      BBB-       1,000      1,122,913
                                                                  -----------
                                                                    1,872,913
                                                                  -----------
HOTELS, RESORTS & CRUISE LINES--0.0%
  La Quinta Properties 7%, 8/15/12 .....      BB-           75         79,687
                                                                  -----------


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                          ---------     ------    -----------

INDUSTRIAL MACHINERY--0.5%
  ITW CUPIDS Financial Trust I 144A 6.55%,
    12/31/11 (d)(g)(l) .................      Aa(c)     $2,000    $ 2,172,666
                                                                  -----------
INTEGRATED OIL & GAS--0.1%
  Conoco Funding Co. 5.45%, 10/15/06 ...      A-           250        258,914
                                                                  -----------
INTEGRATED TELECOMMUNICATION SERVICES--0.4%
  AT&T Wireless Services, Inc. 7.875%,
    3/1/11 .............................      A            125        147,327
  CenturyTel, Inc. Series F 6.30%, 1/15/08    BBB+         500        530,621
  Verizon Communications, Inc. 7.51%,
    4/1/09 .............................      A+         1,000      1,128,993
                                                                  -----------
                                                                    1,806,941
                                                                  -----------
INVESTMENT BANKING & BROKERAGE--0.7%
  Credit Suisse First Boston USA, Inc.
    3.875%, 1/15/09 ....................      A+         1,000        994,154
  Credit Suisse First Boston USA, Inc.
    5.125%, 1/15/14 ....................      A+           500        509,477
  Merrill Lynch & Co., Inc. 5%, 2/3/14 .      A+         1,500      1,505,372
                                                                  -----------
                                                                    3,009,003
                                                                  -----------
LIFE & HEALTH INSURANCE--0.6%
  Jefferson-Pilot Corp. 4.75%, 1/30/14 .      AA           750        742,359
  Metlife, Inc. 5%, 11/24/13 ...........      A          1,000      1,004,364
  Protective Life Corp. 4.875%, 11/1/14       A            800        782,728
                                                                  -----------
                                                                    2,529,451
                                                                  -----------
MULTI-LINE INSURANCE--0.1%
  Assurant, Inc. 5.625%, 2/15/14 .......      BBB+         200        206,550
                                                                  -----------
OIL & GAS EQUIPMENT & SERVICES--0.1%
  Halliburton Co. 5.50%, 10/15/10 ......      BBB          250        263,320
                                                                  -----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
  Chesapeake Energy Corp. 6.875%, 1/15/16     BB-          450        473,625
  Pemex Project Funding Master Trust
    7.875%, 2/1/09 .....................      BBB-         500        561,750
  Pemex Project Funding Master Trust
    9.125%, 10/13/10 ...................      BBB-         500        599,500
  Pemex Project Funding Master Trust 8%,
    11/15/11 ...........................      BBB-         750        863,250
  Pemex Project Funding Master Trust
    7.375%, 12/15/14 ...................      BBB-         750        833,625
                                                                  -----------
                                                                    3,331,750
                                                                  -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.2%
  Valero Energy Corp. 4.75%, 4/1/14 ....      BBB          750        734,858
                                                                  -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.0%
  American Honda Finance Corp. 144A
    4.50%, 5/26/09 (d) .................      A+         1,000      1,017,329
  Citigroup, Inc. 5.125%, 5/5/14 .......      AA-        1,000      1,024,053
  J.P. Morgan Chase & Co. 5.125%, 9/15/14     A            500        503,280
  Principal Life Global Funding I 144A 4.40%,
    10/1/10 (d) ........................      AA         1,500      1,496,348
                                                                  -----------
                                                                    4,041,010
                                                                  -----------
PACKAGED FOODS & MEATS--0.2%
  Campbell Soup Co. 5%, 12/3/12 ........      A          1,000      1,021,972
                                                                  -----------
RAILROADS--0.1%
  Union Pacific Corp. 6.50%, 4/15/12 ...      BBB          500        556,889
                                                                  -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
  EOP Operating L.P. 4.75%, 3/15/14 ....      BBB+         750        725,527
                                                                  -----------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                          ---------     ------    -----------

REGIONAL BANKS--0.5%
  PNC Funding Corp. 5.25%, 11/15/15 ....      BBB+      $1,000    $ 1,013,155
  Zions Bancorp 5.65%, 5/15/14 .........      BBB-       1,000      1,036,528
                                                                  -----------
                                                                    2,049,683
                                                                  -----------
REITS--0.7%
  Colonial Properties Trust 6.25%, 6/15/14    BBB-       1,500      1,576,814
  HRPT Properties Trust 5.75%, 2/15/14 .      BBB        1,000      1,027,027
  Kimco Realty Corp. 4.82%, 8/15/11 ....      A-           450        452,039
                                                                  -----------
                                                                    3,055,880
                                                                  -----------
SPECIALIZED FINANCE--0.2%
  CIT Group, Inc. 4.75%, 12/15/10 ......      A            850        863,722
                                                                  -----------
SPECIALTY STORES--0.3%
  AutoZone, Inc. 5.50%, 11/15/15 .......      BBB+       1,250      1,200,551
                                                                  -----------
SYSTEMS SOFTWARE--0.2%
  Computer Associates, Inc. 144A 4.75%,
    12/1/09 (d) ........................      BBB-         800        805,854
                                                                  -----------
TECHNOLOGY DISTRIBUTORS--0.3%
  Arrow Electronics, Inc. 6.875%, 7/1/13      BBB-       1,000      1,097,920
                                                                  -----------
THRIFTS & MORTGAGE FINANCE--0.5%
  Sovereign Bank 5.125%, 3/15/13 .......      BBB-       1,000      1,001,116
  Washington Mutual, Inc. 4.625%, 4/1/14      BBB+       1,000        956,053
                                                                  -----------
                                                                    1,957,169
                                                                  -----------
TRADING COMPANIES & DISTRIBUTORS--0.1%
  United Rentals North America, Inc. 6.50%,
    2/15/12 ............................      BB-          500        490,000
                                                                  -----------
TOTAL DOMESTIC CORPORATE BONDS
  (Identified cost $63,105,979) ........                           65,129,262
                                                                  -----------

NON-AGENCY MORTGAGE-BACKED SECURITIES--6.5%
  Asset Backed Funding Corp. Net Interest
    MarginTrust 04-HE1, N1 144A 4.45%,
    7/26/34 (d) ........................      A-           680        679,937
  CS First Boston Mortgage Securities Corp.
    97-C2, A3 6.55%, 1/17/35                  AAA        4,200      4,488,707
  CS First Boston Mortgage Securities
    Corp. 97-C2, B 6.72%, 1/17/35 ......      Aaa(c)     2,000      2,153,156
  DLJ Commercial Mortgage Corp. 98-CF2,
    A1B 6.24%, 11/12/31 ................      Aaa(c)     2,960      3,186,688
  GMAC Commercial Mortgage Securities,
    Inc. 97-C2, A3 6.566%, 4/15/29 .....      Aaa(c)     1,124      1,196,056
  Greenwich Capital Commercial Corp.
    04-Fl2A, K 144A 3.65%, 11/5/19 (d)(i)     BBB+         850        849,867
  GS Mortgage Securities Corp. II 99-C1,
    A2 6.11%, 11/18/30 (i) .............      AAA        5,400      5,748,263
  Homestar Net Interest Margin Trust
    04-3, A1 144A 5.50%, 7/25/34 (d) ...      BBB          441        439,201
  J.P. Morgan Chase Commercial Mortgage
    Securities Corp. 01-CIBC, A3 6.26%,
    3/15/33 ............................      AAA        4,060      4,462,125
  Lehman Brothers Commercial Conduit
    Mortgage Trust 99-C2, A2 7.325%,
    10/15/32 ...........................      Aaa(c)     1,840      2,068,750
  Residential Asset Mortgage Products,
    Inc. 03-RS6, AI3 3.08%, 12/25/28 ...      AAA        2,000      1,982,384
  Wells Fargo Mortgage Backed Securities
    Trust 03-4, A18 5.50%, 6/25/33 .....      Aaa(c)       400        402,104
                                                                  -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $26,264,943) ..............................     27,657,238
                                                                  -----------


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                          ---------     ------    -----------

FOREIGN GOVERNMENT SECURITIES (h)--3.8%
AUSTRIA--0.3%
  Republic of Austria Series 97 3 5.75%,
    4/11/07 ............................      AAA          800(e) $ 1,159,523
                                                                  -----------
BRAZIL--0.5%
  Federative Republic of Brazil 8%, 4/15/14   BB-       $2,061      2,109,448
  Federative Republic of Brazil DCB-L
    3.125%, 4/15/12 (i) ................      BB-          221        211,215
                                                                  -----------
                                                                    2,320,663
                                                                  -----------
BULGARIA--0.3%
  Republic of Bulgaria 2.75%, 7/28/11 (i)     BBB-         728        727,563
  Republic of Bulgaria 144A 8.25%,
    1/15/15 (d) ........................      BBB-         580        731,525
                                                                  -----------
                                                                    1,459,088
                                                                  -----------
CHILE--0.2%
  Republic of Chile 5.50%, 1/15/13 .....      A          1,000      1,050,700
                                                                  -----------
COLOMBIA--0.1%
  Republic of Colombia 10%, 1/23/12 ....      BB           375        435,000
                                                                  -----------
COSTA RICA--0.3%
  Republic of Costa Rica 144A 9.335%,
    5/15/09 (d) ........................      BB         1,000      1,102,500
                                                                  -----------
MEXICO--0.1%
  United Mexican States 5.875%, 1/15/14       BBB-         500        512,250
                                                                  -----------
NEW ZEALAND--0.1%
  Commonwealth of New Zealand Series 205
    6.50%, 2/15/05 .....................      AAA          750(f)     541,742
                                                                  -----------
PANAMA--0.3%
  Republic of Panama 8.25%, 4/22/08 ....      BB         1,000      1,115,000
                                                                  -----------
PERU--0.1%
  Republic of Peru 8.75%, 11/21/33 .....      BB           200        218,000
                                                                  -----------
PHILIPPINES--0.1%
  Republic of Philippines 8.375%, 2/15/11     BB           551        553,066
                                                                  -----------
RUSSIA--0.3%
  Russian Federation RegS 5%, 3/31/30 (i)(k)  BB+        1,250      1,290,625
                                                                  -----------
SOUTH AFRICA--0.8%
  Republic of South Africa 7.375%, 4/25/12    BBB        1,000      1,145,000
  Republic of South Africa 5.25%, 5/16/13     BBB        1,000(e)   1,440,805
  Republic of South Africa Series R152
    12%, 2/28/06 .......................      A(c)       3,733(j)     698,589
                                                                  -----------
                                                                    3,284,394
                                                                  -----------
VENEZUELA--0.3%
  Republic of Venezuela 9.25%, 9/15/27 .      B          1,000      1,057,500
                                                                  -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $14,780,816) ..............................     16,100,051
                                                                  -----------
FOREIGN CORPORATE BONDS (h)--4.6%
AUSTRALIA--0.5%
  St. George Bank Ltd. 144A 5.30%,
    10/15/15 (d) .......................      A(c)       1,000      1,018,178
  United Energy Distribution Holdings
    Property Ltd. 144A 5.45%, 4/15/16 (d)     AAA          500        512,798
  Westfield Capital Corp. 144A 5.125%,
    11/15/14 (d) .......................      A            725        721,516
                                                                  -----------
                                                                    2,252,492
                                                                  -----------
BRAZIL--0.1%
  Petrobras International Finance Co.
    9.125%, 7/2/13 .....................      Ba(c)        500        570,000
                                                                  -----------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (UNAUDITED)    (000)        VALUE
                                          ---------     ------   ------------

CANADA--0.3%
  Domtar, Inc. 5.375%, 12/1/13 .........      BBB-      $  350   $    346,520
  Thomson Corp. (The) 5.25%, 8/15/13 ...      A-         1,000      1,035,163
                                                                 ------------
                                                                    1,381,683
                                                                 ------------
CHILE--0.2%
  Banco Santander Corp. 144A 5.375%,
    12/9/14 (d) ........................      A-           300        305,019
  Petropower I Funding Trust 144A 7.36%,
    2/15/14 (d) ........................      BBB          590        583,708
                                                                 ------------
                                                                      888,727
                                                                 ------------
GERMANY--0.4%
  Deutsche Telekom International Finance BV
    8.50%, 6/15/10 .....................      BBB+       1,500      1,787,060
                                                                 ------------
HONG KONG--0.5%
  Hutchison Whampoa International Ltd.
    144A 6.25%, 1/24/14 (d) ............      A-         2,000      2,106,202
                                                                 ------------
ITALY--0.2%
  Telecom Italia Capital 5.25%, 11/15/13      BBB+       1,000      1,010,735
                                                                 ------------
KAZAKHSTAN--0.3%
  Kazkommerts International BV 144A 7%,
    11/3/09 (d) ........................      BB-        1,250      1,262,500
                                                                 ------------
MALAYSIA--0.2%
  Malaysia International Shipping Corp.
    Capital Ltd. 144A 6.125%, 7/1/14 (d)      BBB+         750        808,018
                                                                 ------------
MEXICO--0.2%
  America Movil S.A. de C.V. 144A 5.75%,
    1/15/15 (d) ........................      BBB-         925        922,890
                                                                 ------------
NETHERLANDS--0.2%
  Coca-Cola HBC Finance BV 5.125%,
    9/17/13 ............................      A            750        769,257
                                                                 ------------
NORWAY--0.3%
  Norske Skogindustrier ASA 144A 6.125%,
    10/15/15 (d) .......................      BBB-       1,000      1,036,460
                                                                 ------------
SINGAPORE--0.1%
  DBS Bank Ltd. 144A 5%, 11/15/19 (d)(i)      A-           400        396,997
                                                                 ------------
SOUTH KOREA--0.6%
  Korea Development Bank 5.50%, 11/13/12      A-         2,500      2,607,095
                                                                 ------------
SWEDEN--0.3%
  Nordea Bank Sweden AB 144A 5.25%,
    11/30/12 (d) .......................      A          1,000      1,035,444
                                                                 ------------
UNITED KINGDOM--0.2%
  HBOS plc 144A 5.375%, 11/29/49 (d)(i)       A          1,000      1,025,306
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $19,232,403) ..............................     19,860,866
                                                                 ------------


                                                       SHARES
                                                       -------
DOMESTIC COMMON STOCKS--56.4%
ADVERTISING--0.8%
  Harte-Hanks, Inc. ...............................    126,300      3,281,274
                                                                 ------------
AEROSPACE & DEFENSE--1.2%
  United Technologies Corp. .......................     48,400      5,002,140
                                                                 ------------
AIR FREIGHT & COURIERS--0.7%
  FedEx Corp. .....................................     29,900      2,944,851
                                                                 ------------
APPLICATION SOFTWARE--0.8%
  Intuit, Inc. (b) ................................     80,400      3,538,404
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------

ASSET MANAGEMENT & CUSTODY BANKS--1.3%
  Bank of New York Co., Inc. (The) ................     41,000   $  1,370,220
  Mellon Financial Corp. ..........................    128,800      4,006,968
                                                                 ------------
                                                                    5,377,188
                                                                 ------------
BROADCASTING & CABLE TV--1.1%
  Comcast Corp. Special Class A (b) ...............    149,600      4,912,864
                                                                 ------------
CASINOS & GAMING--0.9%
  Caesars Entertainment, Inc. (b) .................    200,600      4,040,084
                                                                 ------------
COMMUNICATIONS EQUIPMENT--1.5%
  Avocent Corp. (b) ...............................     75,600      3,063,312
  Cisco Systems, Inc. (b) .........................    166,500      3,213,450
                                                                 ------------
                                                                    6,276,762
                                                                 ------------
COMPUTER HARDWARE--0.8%
  Dell, Inc. (b) ..................................     80,900      3,409,126
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.8%
  EMC Corp. (b) ...................................    229,000      3,405,230
                                                                 ------------
CONSTRUCTION & ENGINEERING--1.3%
  Jacobs Engineering Group, Inc. (b) ..............    120,900      5,777,811
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--3.5%
  Computer Sciences Corp. (b) .....................     99,000      5,580,630
  Fiserv, Inc. (b) ................................    189,000      7,595,910
  Hewitt Associates, Inc. Class A (b) .............     51,600      1,651,716
                                                                 ------------
                                                                   14,828,256
                                                                 ------------
DIVERSIFIED BANKS--4.8%
  Bank of America Corp. ...........................    133,000      6,249,670
  U.S. Bancorp ....................................     60,100      1,882,332
  Wachovia Corp. ..................................    102,900      5,412,540
  Wells Fargo & Co. ...............................    112,100      6,967,015
                                                                 ------------
                                                                   20,511,557
                                                                 ------------
DIVERSIFIED CHEMICALS--0.8%
  Du Pont (E.I.) de Nemours & Co. .................     69,200      3,394,260
                                                                 ------------
DRUG RETAIL--1.1%
  CVS Corp. .......................................    101,300      4,565,591
                                                                 ------------
ELECTRIC UTILITIES--0.6%
  Entergy Corp. ...................................     40,100      2,710,359
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.6%
  Emerson Electric Co. ............................     38,400      2,691,840
                                                                 ------------
EMPLOYMENT SERVICES--0.6%
  Manpower, Inc. ..................................     53,000      2,559,900
                                                                 ------------
FOOTWEAR--0.5%
  NIKE, Inc. Class B ..............................     23,800      2,158,422
                                                                 ------------
HEALTH CARE EQUIPMENT--1.9%
  DENTSPLY International, Inc. ....................     79,600      4,473,520
  Fisher Scientific International, Inc. (b) .......     62,000      3,867,560
                                                                 ------------
                                                                    8,341,080
                                                                 ------------
HEALTH CARE FACILITIES--1.0%
  Manor Care, Inc. ................................    119,100      4,219,713
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--1.6%
  Marriott International, Inc. Class A ............    110,500      6,959,290
                                                                 ------------
HOUSEHOLD PRODUCTS--1.7%
  Clorox Co. (The) ................................     52,700      3,105,612
  Procter & Gamble Co. (The) ......................     78,400      4,318,272
                                                                 ------------
                                                                    7,423,884
                                                                 ------------
INDUSTRIAL CONGLOMERATES--2.8%
  General Electric Co. ............................    329,700     12,034,050
                                                                 ------------

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES


                                                        SHARES       VALUE
                                                       -------   ------------

INDUSTRIAL MACHINERY--1.0%
  Ingersoll-Rand Co. Class A ......................     55,800   $  4,480,740
                                                                 ------------
INTEGRATED OIL & GAS--1.3%
  Exxon Mobil Corp. ...............................    112,300      5,756,498
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--3.1%
  CenturyTel, Inc. ................................     77,200      2,738,284
  SBC Communications, Inc. ........................    184,900      4,764,873
  Verizon Communications, Inc. ....................    141,200      5,720,012
                                                                 ------------
                                                                   13,223,169
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--2.1%
  Merrill Lynch & Co., Inc. .......................     58,300      3,484,591
  Morgan Stanley ..................................     98,400      5,463,168
                                                                 ------------
                                                                    8,947,759
                                                                 ------------
LEISURE PRODUCTS--0.5%
  Brunswick Corp. .................................     39,200      1,940,400
                                                                 ------------
MOVIES & ENTERTAINMENT--3.4%
  Time Warner, Inc. (b) ...........................    472,000      9,175,680
  Walt Disney Co. (The) ...........................    186,800      5,193,040
                                                                 ------------
                                                                   14,368,720
                                                                 ------------
OIL & GAS DRILLING--0.4%
  Patterson-UTI Energy, Inc. ......................     92,000      1,789,400
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--0.5%
  Anadarko Petroleum Corp. ........................     29,900      1,937,819
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--2.1%
  Citigroup, Inc. .................................     54,900      2,645,083
  J.P. Morgan Chase & Co. .........................    157,600      6,147,976
                                                                 ------------
                                                                    8,793,059
                                                                 ------------
PACKAGED FOODS & MEATS--2.0%
  ConAgra Foods, Inc. .............................     99,300      2,924,385
  Heinz (H.J.) Co. ................................     67,400      2,627,927
  Kellogg Co. .....................................     71,800      3,206,588
                                                                 ------------
                                                                    8,758,900
                                                                 ------------
PHARMACEUTICALS--2.6%
  Johnson & Johnson ...............................     41,300      2,619,246
  Pfizer, Inc. ....................................    157,400      4,232,487
  Wyeth ...........................................    100,000      4,259,000
                                                                 ------------
                                                                   11,110,733
                                                                 ------------
RAILROADS--1.4%
  Norfolk Southern Corp. ..........................    101,400      3,669,666
  Union Pacific Corp. .............................     32,200      2,165,450
                                                                 ------------
                                                                    5,835,116
                                                                 ------------
REITS--0.3%
  Friedman, Billings, Ramsey Group, Inc. Class A ..     71,000      1,376,690
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------

RESTAURANTS--0.6%
  Yum! Brands, Inc. ...............................     50,900   $  2,401,462
                                                                 ------------
SOFT DRINKS--1.2%
  Coca-Cola Co. (The) .............................    122,800      5,112,164
                                                                 ------------
SYSTEMS SOFTWARE--1.2%
  Microsoft Corp. .................................    185,100      4,944,021
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $193,584,308) .............................    241,140,586
                                                                 ------------
FOREIGN COMMON STOCKS(h)--0.9%
ELECTRONIC MANUFACTURING SERVICES--0.3%
  Flextronics International Ltd. (Singapore) (b) ..     84,400      1,166,408
                                                                 ------------
SEMICONDUCTORS--0.6%
  ATI Technologies, Inc. (Canada) (b) .............    131,600      2,551,724
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,860,396) ...............................      3,718,132
                                                                 ------------
EXCHANGE TRADED FUNDS--0.5%
  SPDR Trust Series I .............................     19,200      2,320,704
                                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $2,515,753) ...............................      2,320,704
                                                                 ------------
WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
  Lucent Technologies, Inc. (b) ...................      2,540          4,013
                                                                 ------------
TOTAL WARRANTS
  (Identified cost $3,950) ...................................          4,013
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--98.7%
  (Identified cost $368,035,421) .............................    422,059,215
                                                                 ------------


                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (UNAUDITED)   (000)
                                           ---------    ------
SHORT-TERM INVESTMENTS--0.9%
COMMERCIAL PAPER--0.9%
  Govco, Inc. 2.17%, 1/3/05 ............      A-1+      $2,195      2,194,735
  Danske Corp. 2.34%, 1/7/05 ...........      A-1+       1,785      1,784,304
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $3,979,039) ...............................      3,979,039
                                                                 ------------
TOTAL INVESTMENTS--99.6%
  (Identified cost $372,014,460) .............................    426,038,254(a)
  Other assets and liabilities, net--0.4% ....................      1,805,172
                                                                 ------------
NET ASSETS--100.0% ...........................................   $427,843,426
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $57,552,825 and gross depreciation of $3,548,770 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $372,034,199.
(b) Non-income producing.
(c) As rated by Moody's or Fitch.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $ 23,897,049 or 5.6% of net assets.
(e) Par value represents Euro.
(f) Par value represents New Zealand Dollar.
(g) Illiquid. At December 31, 2004, these securities amounted to a value of $ 2,172,666 or 0.5% of net assets.
(h) Foreign Corporate Bonds and Foreign Common Stock are determined based on the country in which the security is issued. The country of risk, noted parenthetically or in the header, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(i) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(j) Par value represents South African Rand.
(k) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(l) Restricted security. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(m) Table excludes short-term investments.

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $372,014,460) ..........................................       $426,038,254
Cash ...................................................................................................              3,249
Receivables
  Interest and dividends ...............................................................................          2,209,685
  Fund shares sold .....................................................................................             57,276
Prepaid expenses .......................................................................................              8,356
                                                                                                               ------------
    Total assets .......................................................................................        428,316,820
                                                                                                               ------------
LIABILITIES
Payables
  Fund shares repurchased ..............................................................................            123,536
  Investment advisory fee ..............................................................................            209,468
  Printing fee .........................................................................................             43,576
  Professional fee .....................................................................................             31,598
  Administration fee ...................................................................................             28,929
  Financial agent fee ..................................................................................             25,428
  Trustees' fee ........................................................................................                147
Accrued expenses .......................................................................................             10,712
                                                                                                               ------------
    Total liabilities ..................................................................................            473,394
                                                                                                               ------------
NET ASSETS .............................................................................................       $427,843,426
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................       $371,463,727
  Undistributed net investment income ..................................................................            285,126
  Accumulated net realized gain ........................................................................          2,061,923
  Net unrealized appreciation ..........................................................................         54,032,650
                                                                                                               ------------
NET ASSETS .............................................................................................       $427,843,426
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................         30,039,107
                                                                                                               ============
Net asset value and offering price per share ...........................................................             $14.24
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Interest .................................................................................................   $  9,752,212
  Dividends ................................................................................................      4,507,615
  Foreign taxes withheld ...................................................................................           (914)
                                                                                                               ------------
    Total investment income ................................................................................     14,258,913
                                                                                                               ------------
EXPENSES
  Investment advisory fee ..................................................................................      2,560,670
  Financial agent fee ......................................................................................        309,198
  Administration fee .......................................................................................        354,279
  Custodian ................................................................................................         84,948
  Printing .................................................................................................         79,319
  Professional .............................................................................................         33,721
  Trustees .................................................................................................          9,467
  Miscellaneous ............................................................................................         40,040
                                                                                                               ------------
    Total expenses .........................................................................................      3,471,642
    Custodian fees paid indirectly .........................................................................         (1,461)
                                                                                                               ------------
    Net expenses ...........................................................................................      3,470,181
                                                                                                               ------------
NET INVESTMENT INCOME ......................................................................................     10,788,732
                                                                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .........................................................................     32,427,732
  Net realized loss on foreign currency transactions .......................................................        (41,907)
  Net change in unrealized appreciation (depreciation) on investments ......................................    (12,027,484)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency translations         (1,316)
                                                                                                               ------------
NET GAIN ON INVESTMENTS ....................................................................................     20,357,025
                                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................   $ 31,145,757
                                                                                                               ============

                        See Notes to Financial Statements

                  PHOENIX-ENGEMANN STRATEGIC ALLOCATION SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED     YEAR ENDED
                                                                                                  12/31/04       12/31/03
                                                                                               -------------   ------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................     $  10,788,732   $ 11,253,694
  Net realized gain (loss) ...............................................................        32,385,825     11,993,275
  Net change in unrealized appreciation (depreciation) ...................................       (12,028,800)    57,233,455
                                                                                               -------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................        31,145,757     80,480,424
                                                                                               -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................................................       (11,361,327)   (11,693,204)
  Net realized long-term gains ...........................................................       (10,786,964)            --
                                                                                               -------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................       (22,148,291)   (11,693,204)
                                                                                               -------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,045,207 and 3,077,121 shares, respectively) ...........        28,822,917     39,228,747
  Net asset value of shares issued from reinvestment of distributions
    (1,566,325 and 911,069 shares, respectively) .........................................        22,148,291     11,693,204
  Cost of shares repurchased (7,146,023 and 7,558,773 shares, respectively) ..............      (100,754,877)   (95,096,144)
                                                                                               -------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................       (49,783,669)   (44,174,193)
                                                                                               -------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................       (40,786,203)    24,613,027
NET ASSETS
  Beginning of period ....................................................................       468,629,629    444,016,602
                                                                                               -------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $285,126 AND $477,557, RESPECTIVELY] .......................................     $ 427,843,426   $468,629,629
                                                                                               =============   ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------
                                                                              2004    2003(3)      2002      2001(2)     2000
                                                                             ------   -------     ------     -------    ------
Net asset value, beginning of period ..................................      $13.96    $11.95     $13.92     $14.25     $16.18
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ........................................        0.37      0.33       0.35       0.36(1)    0.44
  Net realized and unrealized gain (loss) .............................        0.65      2.02      (1.96)     (0.11)     (0.33)
                                                                             ------    ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ..................................        1.02      2.35      (1.61)      0.25       0.11
                                                                             ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................................       (0.37)    (0.34)     (0.36)     (0.35)     (0.43)
  Distributions from net realized gains ...............................       (0.37)       --         --      (0.23)     (1.61)
                                                                             ------    ------     ------     ------     ------
    TOTAL DISTRIBUTIONS ...............................................       (0.74)    (0.34)     (0.36)     (0.58)     (2.04)
                                                                             ------    ------     ------     ------     ------
CHANGE IN NET ASSET VALUE .............................................        0.28      2.01      (1.97)     (0.33)     (1.93)
                                                                             ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ........................................      $14.24    $13.96     $11.95     $13.92     $14.25
                                                                             ======    ======     ======     ======     ======
Total return ..........................................................        7.46%    19.87%    (11.58)%     1.87%      0.58%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...............................    $427,843  $468,630   $444,017   $374,817   $414,013
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ..................................................        0.78%     0.77%      0.70%      0.71%      0.70%
  Net investment income ...............................................        2.44%     2.54%      2.73%      2.56%      2.65%
Portfolio turnover ....................................................          65%       87%        78%        44%        60%

(1) Computed using average shares outstanding.
(2) As required, effective January 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 2.60% to 2.56%. There was no effect to net investment income per share and net realized and unrealized gain (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(3) As a result of recent changes in generally accepted accounting principles, the series has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was a change of $0.00 to net investment income per share and net realized and unrealized gain (loss) per share for the period ended December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.00%.

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES
                 (FORMERLY PHOENIX-OAKHURST VALUE EQUITY SERIES)


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-ENGEMANN VALUE EQUITY SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is long-term capital appreciation with current income as a secondary consideration. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 12.91%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the Russell 1000(R) Value Index, the series' style-specific benchmark, returned
16.49%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: For the twelve months ending December 31, 2004, the equity market environment was favorable due to significant earnings growth powered by a recovering economy and continuation of a low interest rate environment. During this period, the main concerns for the market were rising commodity prices and interest rates. In particular, the price of oil rose above $40 per barrel and at times approached $50, driven by strong demand in Asia and investor speculation. As the economy continued its recovery, the Federal Reserve also indicated its plan to raise interest rates to more normal levels. Rising interest rates generally have a negative effect on market valuations. In the end, modest valuations and strong earnings growth overcame these negative factors and helped close the year with strong returns for the stock market.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A:  During  the  12-month  reporting  period,  the  series   underperformed  its
benchmark, the Russell 1000(R) Value Index, largely because the portfolio was overweighted in industries that did not experience strong performance such as semiconductors and health care, and was underweighted in industries that performed well such as utilities and Real Estate Investment Trusts (REITs). In addition, certain stocks in the portfolio performed especially poorly during 2004. In particular, technology holdings such as Vishay, AVX Corp. and National Semiconductor were caught in the general downdraft of technology stocks. Also, other stocks held, such as Omnicare and Marvel Enterprises, significantly revised their business prospects downward.

     On the positive side, the portfolio was significantly overweighted in transportation stocks with positions in Norfolk Southern and Yell Roadway Corp., and both stocks returned over 50% in 2004. We also owned Fisher Scientific, a manufacturer and distributor of health care products. Fisher delivered strong earnings growth in 2004 and its stock was also up over 50%.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: The U.S. economy appears to have entered a phase of steady growth. Equity valuations remain reasonable, and we believe that corporate profits will have modest increases in 2005 compared to 2004. These are positive factors for stocks. However, nascent signs of inflation are appearing in many sectors including basic materials, transportation and industrials. The Federal Reserve is on a course of raising interest rates in order to counter the threat of inflation. If the monetary authority succeeds in containing inflation without dramatically slowing down the economy, we believe it is possible that both the S&P 500 and Russell 1000 Value indexes can offer a year of high single-digit returns.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                      FROM
                                                                    INCEPTION
                                                                    3/2/98 TO
                                            1 YEAR      5 YEARS     12/31/04
-----------------------------------------------------------------------------
  Value Equity Series                        12.91%      3.43%        7.41%
-----------------------------------------------------------------------------
  S&P 500(R) Index                           10.86%     (2.31)%       3.70%
-----------------------------------------------------------------------------
  Russell 1000(R) Value Index                16.49%      5.27%        6.33%
-----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

               Value Equity     S&P 500(R)     Russell 1000(R)
                 Series           Index          Value Index
               ------------     ----------     ---------------

3/2/98           $10,000         $10,000            $10,000
12/31/98          11,079          11,895             10,965
12/31/99          13,775          14,409             11,771
12/29/00          18,205          13,086             12,597
12/31/01          14,935          11,532             11,893
12/31/02          11,660           8,983             10,047
12/31/03          14,443          11,562             13,064
12/31/04          16,309          12,818             15,218

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Financials                  29%
Industrials                 14
Consumer Discretionary      11
Energy                       8
Consumer Staples             8
Information Technology       7
Health Care                  7
Other                       16

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
                     DATA CURRENT TO MOST RECENT MONTH-END.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Engemann Value Equity Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
            ENGEMANN VALUE EQUITY SERIES                JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
            ----------------------------                -------------     -----------------     -------------
            Actual                                         $1,000.00           $1,078.50             $4.96

            Hypothetical (5% return before expenses)        1,000.00            1,020.30              4.84

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.95%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 12.91%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,129.10.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Bank of America Corp.                                                3.7%
 2. Exxon Mobil Corp.                                                    3.7%
 3. General Electric Capital Corp.                                       3.3%
 4. Time Warner, Inc.                                                    3.0%
 5. Verizon Communications, Inc.                                         3.0%
 6. J.P. Morgan Chase & Co.                                              2.5%
 7. Bank of New York Co., Inc. (The)                                     2.3%
 8. Merrill Lynch & Co., Inc.                                            2.3%
 9. Fiserv, Inc.                                                         2.2%
10. Wachovia Corp.                                                       2.0%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                        SHARES       VALUE
                                                       -------   ------------

DOMESTIC COMMON STOCKS--93.9%
AEROSPACE & DEFENSE--2.1%
  Honeywell International, Inc. ...................      2,800   $     99,147
  Lockheed Martin Corp. ...........................     11,270        626,049
  Northrop Grumman Corp. ..........................      9,570        520,225
  United Technologies Corp. .......................     15,800      1,632,930
                                                                 ------------
                                                                    2,878,351
                                                                 ------------
AGRICULTURAL PRODUCTS--0.6%
  Archer-Daniels-Midland Co. ......................     34,400        767,464
                                                                 ------------
AIR FREIGHT & COURIERS--0.7%
  FedEx Corp. .....................................      9,500        935,655
                                                                 ------------
APPAREL RETAIL--0.5%
  Gap, Inc. (The) .................................     17,930        378,682
  TJX Cos., Inc. (The) ............................     13,580        341,265
                                                                 ------------
                                                                      719,947
                                                                 ------------
APPLICATION SOFTWARE--1.0%
  Intuit, Inc. (b) ................................     29,400      1,293,894
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--4.0%
  Bank of New York Co., Inc. (The) ................     92,100      3,077,982
  Franklin Resources, Inc. ........................      2,280        158,802
  Mellon Financial Corp. ..........................     67,310      2,094,014
                                                                 ------------
                                                                    5,330,798
                                                                 ------------
BROADCASTING & CABLE TV--1.1%
  Comcast Corp. Special Class A (b) ...............     44,930      1,475,501
                                                                 ------------
BUILDING PRODUCTS--0.2%
  Masco Corp. .....................................      8,650        315,985
                                                                 ------------
COMPUTER HARDWARE--0.3%
  Hewlett-Packard Co. .............................      8,980        188,311
  International Business Machines Corp. ...........      2,110        208,004
                                                                 ------------
                                                                      396,315
                                                                 ------------
COMPUTER STORAGE & PERIPHERALS--0.5%
  EMC Corp. (b) ...................................     47,400        704,838
                                                                 ------------
CONSTRUCTION & ENGINEERING--1.8%
  Jacobs Engineering Group, Inc. (b) ..............     51,600      2,465,964
                                                                 ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.2%
  Deere & Co. .....................................      3,980        296,112
                                                                 ------------
CONSUMER FINANCE--0.5%
  American Express Co. ............................      8,860        499,438
  MBNA Corp. ......................................      5,700        160,683
                                                                 ------------
                                                                      660,121
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------

DATA PROCESSING & OUTSOURCED SERVICES--4.2%
  Computer Sciences Corp. (b) .....................     42,400   $  2,390,088
  Fiserv, Inc. (b) ................................     72,230      2,902,924
  Hewitt Associates, Inc. Class A (b) .............     11,700        374,517
                                                                 ------------
                                                                    5,667,529
                                                                 ------------
DIVERSIFIED BANKS--7.2%
  Bank of America Corp. ...........................    105,968      4,979,436
  Wachovia Corp. ..................................     49,900      2,624,740
  Wells Fargo & Co. ...............................     33,600      2,088,240
                                                                 ------------
                                                                    9,692,416
                                                                 ------------
DIVERSIFIED CHEMICALS--2.2%
  Dow Chemical Co. (The) ..........................      8,410        416,379
  Du Pont (E.I.) de Nemours & Co. .................     37,860      1,857,033
  PPG Industries, Inc. ............................      9,860        672,058
                                                                 ------------
                                                                    2,945,470
                                                                 ------------
DRUG RETAIL--1.2%
  CVS Corp. .......................................     35,600      1,604,492
                                                                 ------------
ELECTRIC UTILITIES--1.9%
  Cinergy Corp. ...................................      5,190        216,060
  Entergy Corp. ...................................     22,310      1,507,933
  Exelon Corp. ....................................      2,730        120,311
  FirstEnergy Corp. ...............................      2,380         94,034
  PPL Corp. .......................................      3,640        193,939
  TXU Corp. .......................................      6,320        408,019
                                                                 ------------
                                                                    2,540,296
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.2%
  Cooper Industries Ltd. Class A ..................      3,750        254,588
  Emerson Electric Co. ............................     18,860      1,322,086
                                                                 ------------
                                                                    1,576,674
                                                                 ------------
EMPLOYMENT SERVICES--1.6%
  Manpower, Inc. ..................................     43,700      2,110,710
                                                                 ------------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.4%
  Monsanto Co. ....................................      8,920        495,506
                                                                 ------------
FOOTWEAR--0.6%
  NIKE, Inc. Class B ..............................      8,400        761,796
                                                                 ------------
GAS UTILITIES--0.1%
  KeySpan Corp. ...................................      3,520        138,864
                                                                 ------------
HEALTH CARE EQUIPMENT--3.1%
  Baxter International, Inc. ......................      5,770        199,296
  Bio-Rad Laboratories, Inc. Class A (b) ..........     23,800      1,365,406
  DENTSPLY International, Inc. ....................     20,500      1,152,100
  Fisher Scientific International, Inc. (b) .......     22,400      1,397,312
  Guidant Corp. ...................................      1,260         90,846
                                                                 ------------
                                                                    4,204,960
                                                                 ------------

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES


                                                        SHARES       VALUE
                                                       -------   ------------

HEALTH CARE FACILITIES--1.1%
  Manor Care, Inc. ................................     41,000   $  1,452,630
                                                                 ------------
HEALTH CARE SUPPLIES--1.1%
  Sybron Dental Specialties, Inc. (b) .............     41,300      1,461,194
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--1.9%
  Marriott International, Inc. Class A ............     39,600      2,494,008
                                                                 ------------
HOUSEHOLD PRODUCTS--1.9%
  Clorox Co. (The) ................................     18,800      1,107,884
  Colgate-Palmolive Co. ...........................      2,710        138,643
  Kimberly-Clark Corp. ............................      9,770        642,964
  Procter & Gamble Co. (The) ......................     11,200        616,896
                                                                 ------------
                                                                    2,506,387
                                                                 ------------
INDUSTRIAL CONGLOMERATES--3.3%
  General Electric Co. ............................    122,700      4,478,550
                                                                 ------------
INDUSTRIAL GASES--0.4%
  Air Products and Chemicals, Inc. ................      7,920        459,122
  Praxair, Inc. ...................................      1,800         79,470
                                                                 ------------
                                                                      538,592
                                                                 ------------
INDUSTRIAL MACHINERY--1.8%
  Ingersoll-Rand Co. Class A ......................     30,300      2,433,090
                                                                 ------------
INSURANCE BROKERS--0.0%
  Marsh & McLennan Cos., Inc. .....................      1,900         62,510
                                                                 ------------
INTEGRATED OIL & GAS--4.7%
  ChevronTexaco Corp. .............................      8,600        451,586
  ConocoPhillips ..................................      9,980        866,563
  Exxon Mobil Corp. ...............................     96,100      4,926,086
                                                                 ------------
                                                                    6,244,235
                                                                 ------------
INTEGRATED TELECOMMUNICATION SERVICES--5.5%
  Iowa Telecommunications Services, Inc. ..........      6,000        129,420
  SBC Communications, Inc. ........................     94,700      2,440,419
  Sprint Corp. ....................................     32,720        813,092
  Verizon Communications, Inc. ....................     97,920      3,966,739
                                                                 ------------
                                                                    7,349,670
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--4.0%
  Goldman Sachs Group, Inc. (The) .................      8,720        907,229
  Merrill Lynch & Co., Inc. .......................     50,950      3,045,281
  Morgan Stanley ..................................     25,700      1,426,864
                                                                 ------------
                                                                    5,379,374
                                                                 ------------
LEISURE PRODUCTS--0.1%
  Hasbro, Inc. ....................................      5,190        100,582
                                                                 ------------
LIFE & HEALTH INSURANCE--1.6%
  AFLAC, Inc. .....................................      3,400        135,456
  MetLife, Inc. ...................................     17,850        723,104
  Prudential Financial, Inc. ......................     23,700      1,302,552
                                                                 ------------
                                                                    2,161,112
                                                                 ------------
MOVIES & ENTERTAINMENT--4.4%
  Time Warner, Inc. (b) ...........................    209,670      4,075,985
  Viacom, Inc. Class B ............................     18,690        680,129
  Walt Disney Co. (The) ...........................     42,750      1,188,450
                                                                 ------------
                                                                    5,944,564
                                                                 ------------
MULTI-LINE INSURANCE--0.3%
  Hartford Financial Services Group, Inc. (The) ...      5,120        354,867
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER--0.6%
  Dominion Resources, Inc. ........................      7,260        491,793
  Energy East Corp. ...............................      7,890        210,505
  National Fuel Gas Co. ...........................      4,160        117,894
                                                                 ------------
                                                                      820,192
                                                                 ------------


                                                        SHARES       VALUE
                                                       -------   ------------

OIL & GAS DRILLING--0.8%
  GlobalSantaFe Corp. .............................      2,930   $     97,012
  Noble Corp. (b) .................................      7,900        392,946
  Patterson-UTI Energy, Inc. ......................     31,500        612,675
                                                                 ------------
                                                                    1,102,633
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--0.5%
  Baker Hughes, Inc. ..............................     10,900        465,103
  Schlumberger Ltd. ...............................      2,750        184,113
                                                                 ------------
                                                                      649,216
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--1.0%
  Anadarko Petroleum Corp. ........................      6,800        440,708
  Devon Energy Corp. ..............................      4,660        181,367
  EOG Resources, Inc. .............................      2,860        204,090
  Unocal Corp. ....................................     13,180        569,903
                                                                 ------------
                                                                    1,396,068
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.3%
  Citigroup, Inc. .................................     50,050      2,411,409
  J.P. Morgan Chase & Co. .........................     85,447      3,333,288
                                                                 ------------
                                                                    5,744,697
                                                                 ------------
PACKAGED FOODS & MEATS--2.5%
  ConAgra Foods, Inc. .............................     35,300      1,039,585
  Heinz (H.J.) Co. ................................     32,160      1,253,919
  Kellogg Co. .....................................     13,600        607,376
  Sara Lee Corp. ..................................     16,610        400,965
                                                                 ------------
                                                                    3,301,845
                                                                 ------------
PAPER PACKAGING--0.1%
  Smurfit-Stone Container Corp. (b) ...............      8,590        160,461
                                                                 ------------
PAPER PRODUCTS--0.5%
  Bowater, Inc. ...................................      3,380        148,618
  International Paper Co. .........................     13,500        567,000
  Neenah Paper, Inc. (b) ..........................        296          9,650
                                                                 ------------
                                                                      725,268
                                                                 ------------
PHARMACEUTICALS--1.5%
  Abbott Laboratories .............................     10,860        506,619
  Lilly (Eli) & Co. ...............................      1,740         98,745
  Merck & Co., Inc. ...............................      2,730         87,742
  Wyeth ...........................................     31,310      1,333,493
                                                                 ------------
                                                                    2,026,599
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--1.4%
  Allstate Corp. (The) ............................     10,740        555,473
  Chubb Corp. (The) ...............................      2,510        193,019
  St. Paul Travelers Cos., Inc. (The) .............     30,797      1,141,645
                                                                 ------------
                                                                    1,890,137
                                                                 ------------
PUBLISHING & PRINTING--0.3%
  Tribune Co. .....................................     10,360        436,570
                                                                 ------------
RAILROADS--1.1%
  Burlington Northern Santa Fe Corp. ..............      8,960        423,898
  Union Pacific Corp. .............................     15,850      1,065,912
                                                                 ------------
                                                                    1,489,810
                                                                 ------------
REGIONAL BANKS--1.1%
  PNC Financial Services Group, Inc. (The) ........      8,700        499,728
  SunTrust Banks, Inc. ............................     12,530        925,716
                                                                 ------------
                                                                    1,425,444
                                                                 ------------
REITS--3.1%
  Digital Realty Trust, Inc. ......................     97,100      1,307,937
  Friedman, Billings, Ramsey Group, Inc. Class A ..     76,000      1,473,640
  GMH Communities Trust ...........................     94,100      1,326,810
                                                                 ------------
                                                                    4,108,387
                                                                 ------------

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES


                                                        SHARES       VALUE
                                                       -------   ------------

RESTAURANTS--0.8%
  McDonald's Corp. ................................      8,120   $    260,327
  Yum! Brands, Inc. ...............................     18,100        853,958
                                                                 ------------
                                                                    1,114,285
                                                                 ------------
SEMICONDUCTOR EQUIPMENT--0.1%
  Novellus Systems, Inc. (b) ......................      3,900        108,771
                                                                 ------------
SEMICONDUCTORS--0.2%
  Cambridge Display Technology, Inc. (b) ..........     20,000        227,600
                                                                 ------------
SOFT DRINKS--1.1%
  Coca-Cola Co. (The) .............................     32,400      1,348,812
  PepsiCo, Inc. ...................................      2,530        132,066
                                                                 ------------
                                                                    1,480,878
                                                                 ------------
SPECIALTY STORES--0.9%
  Pantry, Inc. (The) (b) ..........................     40,000      1,203,600
                                                                 ------------
SYSTEMS SOFTWARE--0.0%
  Computer Associates International, Inc. .........         11            344
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--2.0%
  Fannie Mae ......................................     12,040        857,368
  MGIC Investment Corp. ...........................     12,800        882,048
  PMI Group, Inc. (The) ...........................     10,600        442,550
  Radian Group, Inc. ..............................      9,100        484,484
                                                                 ------------
                                                                    2,666,450
                                                                 ------------
TOBACCO--0.7%
  Altria Group, Inc. ..............................     16,010        978,211
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $106,951,365) .............................    125,998,489
                                                                 ------------
FOREIGN  COMMON STOCKS(c)--1.6%
INTEGRATED OIL & GAS--0.9%
  BP plc ADR (United Kingdom) .....................     13,280        775,552
  Total SA (France) ...............................      4,390        482,197
                                                                 ------------
                                                                    1,257,749
                                                                 ------------
IT CONSULTING & OTHER SERVICES--0.2%
  Accenture Ltd. Class A (United States) (b) ......      8,560        231,120
                                                                 ------------
SEMICONDUCTORS--0.5%
  ATI Technologies, Inc. (Canada) (b) .............     33,900        657,321
                                                                 ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,707,328) ...............................      2,146,190
                                                                 ------------
EXCHANGE TRADED FUNDS--1.4%
  iShares Russell 1000 Value Index Fund ...........     28,700      1,904,819
                                                                 ------------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $1,753,827) ...............................      1,904,819
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--96.9%
  (Identified cost $110,412,520) .............................    130,049,498
                                                                 ------------


                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (UNAUDITED)   (000)        VALUE
                                           ---------    ------   ------------



SHORT-TERM INVESTMENTS--3.1%
COMMERCIAL PAPER--3.1%
  Govco, Inc. 2.17%, 1/3/05 .............     A-1+      $3,070   $  3,069,630
  Danske Corp. 2.35%, 1/4/05 ............     A-1+       1,160      1,159,773
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $4,229,403) ...............................      4,229,403
                                                                 ------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $114,641,923) .............................    134,278,901(a)
  Other assets and liabilities, net--0.0% ....................        (54,628)
                                                                 ------------
NET ASSETS--100.0% ...........................................   $134,224,273
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,740,686 and gross depreciation of $431,693 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $114,969,908.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $114,641,923) ..........................................       $134,278,901
Cash ...................................................................................................              3,821
Receivables
  Dividends ............................................................................................            175,128
  Fund shares sold .....................................................................................             73,131
  Tax reclaims .........................................................................................              2,599
Prepaid expenses .......................................................................................              2,410
                                                                                                               ------------
    Total assets .......................................................................................        134,535,990
                                                                                                               ------------
LIABILITIES
Payables
  Fund shares repurchased ..............................................................................            157,235
  Investment advisory fee ..............................................................................             81,524
  Professional fee .....................................................................................             26,515
  Printing fee .........................................................................................             22,581
  Financial agent fee ..................................................................................              9,346
  Administration fee ...................................................................................              8,509
  Trustees' fee ........................................................................................                147
Accrued expenses .......................................................................................              5,860
                                                                                                               ------------
    Total liabilities ..................................................................................            311,717
                                                                                                               ------------
NET ASSETS .............................................................................................       $134,224,273
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................       $126,115,909
  Undistributed net investment income ..................................................................             30,033
  Accumulated net realized loss ........................................................................        (11,558,945)
  Net unrealized appreciation ..........................................................................         19,637,276
                                                                                                               ------------
NET ASSETS .............................................................................................       $134,224,273
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................         10,181,440
                                                                                                               ============
Net asset value and offering price per share ...........................................................             $13.18
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ................................................................................................    $ 1,867,785
  Interest .................................................................................................         43,704
  Foreign taxes withheld ...................................................................................           (585)
                                                                                                                -----------
    Total investment income ................................................................................      1,910,904
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..................................................................................        716,027
  Financial agent fee ......................................................................................         94,575
  Administration ...........................................................................................         81,832
  Printing .................................................................................................         40,122
  Professional .............................................................................................         28,362
  Custodian ................................................................................................         23,286
  Trustees .................................................................................................          8,788
  Miscellaneous ............................................................................................         11,015
                                                                                                                -----------
    Total expenses .........................................................................................      1,004,007
    Less expenses reimbursed by investment adviser .........................................................        (33,164)
    Custodian fees paid indirectly .........................................................................            (43)
                                                                                                                -----------
    Net expenses ...........................................................................................        970,800
                                                                                                                -----------
NET INVESTMENT INCOME ......................................................................................        940,104
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .........................................................................      5,986,202
  Net realized gain on foreign currency transactions .......................................................         17,715
  Net change in unrealized appreciation (depreciation) on investments ......................................      8,024,387
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency translations            298
                                                                                                                -----------
NET GAIN ON INVESTMENTS ....................................................................................     14,028,602
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................    $14,968,706
                                                                                                                ===========

                        See Notes to Financial Statements

                      PHOENIX-ENGEMANN VALUE EQUITY SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED       YEAR ENDED
                                                                                                 12/31/04         12/31/03
                                                                                               ------------    ------------
FROM OPERATIONS
  Net investment income (loss) ............................................................    $    940,104    $    678,383
  Net realized gain (loss) ................................................................       6,003,917       9,178,276
  Net change in unrealized appreciation (depreciation) ....................................       8,024,685       7,192,582
                                                                                               ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................      14,968,706      17,049,241
                                                                                               ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................        (984,711)       (723,391)
                                                                                               ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................        (984,711)       (723,391)
                                                                                               ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,272,897 and 2,256,146 shares, respectively) ............      15,503,810      23,492,387
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (3,058,095 and 0 shares, respectively) (See Note 9) ...................................      36,459,749              --
  Net asset value of shares issued from reinvestment of distributions
    (78,319 and 70,034 shares, respectively) ..............................................         984,711         723,391
  Cost of shares repurchased (2,109,881 and 1,915,343 shares, respectively) ...............     (25,513,246)    (19,420,315)
                                                                                               ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................      27,435,024       4,795,463
                                                                                               ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................      41,419,019      21,121,313
NET ASSETS
  Beginning of period .....................................................................      92,805,254      71,683,941
                                                                                               ------------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $30,033 AND $82,341, RESPECTIVELY) ..........................................    $134,224,273    $ 92,805,254
                                                                                               ============    ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                          YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------
                                                                              2004      2003       2002       2001       2000
                                                                             ------    ------     ------     ------     ------
Net asset value, beginning of period ..............................          $11.77    $ 9.59     $12.41     $15.34     $12.91
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................................            0.11(1)   0.09       0.10       0.11       0.07
  Net realized and unrealized gain (loss) .........................            1.41      2.19      (2.82)     (2.86)      3.98
                                                                             ------    ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ..............................            1.52      2.28      (2.72)     (2.75)      4.05
                                                                             ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............................           (0.11)    (0.10)     (0.10)     (0.09)     (0.08)
  Distributions from net realized gains ...........................              --        --         --      (0.09)     (1.54)
                                                                             ------    ------     ------     ------     ------
    TOTAL DISTRIBUTIONS ...........................................           (0.11)    (0.10)     (0.10)     (0.18)     (1.62)
                                                                             ------    ------     ------     ------     ------
CHANGE IN NET ASSET VALUE .........................................            1.41      2.18      (2.82)     (2.93)      2.43
                                                                             ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ....................................          $13.18    $11.77     $ 9.59     $12.41     $15.34
                                                                             ======    ======     ======     ======     ======
Total return ......................................................           12.91%    23.87%    (21.93)%   (17.96)%    32.16%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...........................        $134,224   $92,805    $71,684    $84,159    $45,461
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..........................................            0.95%     0.95%      0.93%      0.85%      0.85%
  Gross operating expenses ........................................            0.98%     1.02%      1.01%      1.00%      1.33%
  Net investment income ...........................................            0.92%     0.88%      0.96%      1.11%      0.79%
Portfolio turnover ................................................              91%      393%       210%       245%       166%

(1) Computed using average shares outstanding.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

MONTHLY YIELD COMPARISON

                     Money Market Series 1    IBC Report First Tier

 1/04                         0.69%                    0.38%
 2/04                         0.55                     0.38
 3/04                         0.55                     0.37
 4/04                         0.53                     0.37
 5/04                         0.46                     0.38
 6/04                         0.51                     0.42
 7/04                         0.70                     0.56
 8/04                         0.85                     0.70
 9/04                         0.98                     0.83
10/04                         1.11                     0.98
11/04                         1.13                     1.12
12/04                         1.40                     1.33

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Commercial Paper               71%
Federal Agency Securities      27
Medium Term Notes               2



1 The chart illustrates the period from January 1, 2004 to December 31, 2004. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $10.00 per share.

For information regarding the IBC Money Market Report(TM), see the glossary on page 4.

                       PHOENIX-GOODWIN MONEY MARKET SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Money Market Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                           BEGINNING            ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE       ACCOUNT VALUE          DURING
            MONEY MARKET SERIES                          JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
            -------------------                          -------------     -----------------     -------------
            Actual                                         $1,000.00           $1,005.20             $3.28

            Hypothetical (5% return before expenses)        1,000.00            1,021.83              3.31

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.65%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 0.79%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,007.90.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                       PHOENIX-GOODWIN MONEY MARKET SERIES


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


 FACE
 VALUE                                                      INTEREST     MATURITY
 (000)      DESCRIPTION                                       RATE         DATE           VALUE
------      ---------                                       --------     --------      -----------
FEDERAL AGENCY SECURITIES--24.6%
$2,500      Fannie Mae (d) ...........................        1.75%      1/28/05       $ 2,500,000
 2,000      FFCB (c) .................................        1.30        2/1/05         1,999,752
 2,500      Fannie Mae (d) ...........................        1.80        2/4/05         2,500,000
 2,500      FHLB (d) .................................        1.47        2/4/05         2,500,000
 3,500      FHLB (c) .................................        1.88       2/15/05         3,502,581
 2,500      FHLB (d) .................................        2.02       2/18/05         2,500,000
 2,500      FHLB .....................................        1.30       2/28/05         2,500,000
 2,000      FFCB (c) .................................        1.30        3/1/05         2,000,000
 2,500      FHLB (d) .................................        1.40        3/8/05         2,500,000
 2,500      FHLB (d) .................................        1.50       4/14/05         2,500,000
 3,500      Fannie Mae ...............................        1.36        5/3/05         3,500,000
 2,500      FHLMC ....................................        7.00       7/15/05         2,562,642
 2,500      FHLB .....................................        2.13        9/1/05         2,498,259
 2,500      FHLMC ....................................        2.88       9/15/05         2,501,651
 2,500      FHLB (c) .................................        2.30       9/16/05         2,494,917
                                                                                       -----------
TOTAL FEDERAL AGENCY SECURITIES ................................................        38,559,802
                                                                                       -----------

                                                                          RESET
                                                                          DATE
                                                                         ------
FEDERAL AGENCY SECURITIES--VARIABLE(b)--2.6%
    98      SBA (Final Maturity 1/25/21) .............        2.50        1/1/05            98,478
   563      SBA (Final Maturity 10/25/22) ............        2.25        1/1/05           563,233
   932      SBA (Final Maturity 11/25/21) ............        2.38        1/1/05           931,253
   317      SBA (Final Maturity 2/25/23) .............        2.25        1/1/05           317,164
   338      SBA (Final Maturity 2/25/23) .............        2.25        1/1/05           337,780
   660      SBA (Final Maturity 3/25/24) .............        2.38        1/1/05           660,284
   134      SBA (Final Maturity 5/25/21) .............        2.25        1/1/05           133,928
 1,034      SBA (Final Maturity 9/25/23) .............        2.13        1/1/05         1,033,126
                                                                                       -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE ......................................         4,075,246
                                                                                       -----------


                                                 STANDARD
                                                 & POOR'S
                                                  RATING                 MATURITY
                                                (UNAUDITED)               DATE
                                                 ---------               --------
COMMERCIAL PAPER--71.1%
   640      Govco, Inc. .......................     A-1+      2.17        1/3/05           639,923
 2,500      UBS Finance Delaware LLC ..........     A-1+      2.39        1/4/05         2,499,502
 1,200      Golden Peanut Co. LLC .............     A-1       2.15        1/5/05         1,199,713
 2,565      Private Export Funding Corp. ......     A-1+      1.90        1/6/05         2,564,323
 3,500      Bristol-Myers Squibb Co. ..........     A-1       2.29        1/7/05         3,498,664
 2,535      Bristol-Myers Squibb Co. ..........     A-1       2.32       1/10/05         2,533,530
 2,000      George Street Finance LLC .........     A-1+      2.38       1/10/05         1,998,810
 3,000      Preferred Receivables Funding Corp.     A-1       2.25       1/12/05         2,997,937
   840      Ranger Funding Co. LLC ............     A-1+      2.28       1/12/05           839,415
 1,921      UBS Financial Delaware LLC ........     A-1+      2.26       1/13/05         1,919,553
 2,244      Preferred Receivables Funding Corp.     A-1       2.28       1/14/05         2,242,152
 1,215      Ranger Funding Co. LLC ............     A-1+      2.25       1/14/05         1,214,013
   585      Danske Corp. ......................     A-1+      2.33       1/18/05           584,356
 2,500      Pfizer, Inc. ......................     A-1+      2.28       1/18/05         2,497,308
 2,500      Ranger Funding Co. LLC ............     A-1+      2.35       1/18/05         2,497,226
 2,000      Harley-Davidson Funding ...........     A-1       2.25       1/19/05         1,997,750
 2,100      Cargill, Inc. .....................     A-1       2.29       1/20/05         2,097,462
   320      Preferred Receivables Funding Corp.     A-1       2.31       1/20/05           319,610
 3,380      UBS Finance Delaware LLC ..........     A-1+      2.25       1/20/05         3,375,986
 2,600      CAFCO LLC .........................     A-1+      2.22       1/21/05         2,596,793
 2,505      CAFCO LLC .........................     A-1+      2.32       1/24/05         2,501,287
 1,025      Pfizer, Inc. ......................     A-1+      2.27       1/24/05         1,023,513
 1,200      Ranger Funding Co. LLC ............     A-1+      2.33       1/24/05         1,198,214
 1,960      ABN AMRO NA Finance, Inc. .........     A-1       2.34       1/31/05         1,956,178
 2,785      Coca-Cola Enterprises, Inc. .......     A-1       2.23       1/31/05         2,779,825
 1,575      CAFCO LLC .........................     A-1+      2.34        2/1/05         1,571,826
 2,500      Golden Peanut Co. LLC .............     A-1       2.29        2/3/05         2,494,752

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES


                                                 STANDARD
 FACE                                            & POOR'S
 VALUE                                            RATING    INTEREST     MATURITY
 (000)      DESCRIPTION                         (UNAUDITED)  RATE         DATE           VALUE
------      ---------                            ---------  -------      --------     ------------
COMMERCIAL PAPER--CONTINUED
$3,650      ABN AMRO NA Finance, Inc. .........     A-1+      2.32%      2/10/05      $  3,640,591
 2,610      George Street Finance LLC .........     A-1+      2.25       2/10/05         2,603,475
 3,050      George Street Finance LLC .........     A-1+      2.31       2/10/05         3,042,172
 3,500      Pfizer, Inc. ......................     A-1+      2.33       2/14/05         3,490,033
 1,755      Procter & Gamble Co. ..............     A-1+      2.33       2/14/05         1,750,002
 2,000      Ranger Funding Co. LLC ............     A-1+      2.40       2/14/05         1,994,133
 2,760      Harley-Davidson Funding ...........     A-1+      2.26       2/15/05         2,752,203
 3,000      Govco Inc. ........................     A-1+      2.36       2/17/05         2,990,757
 1,500      Golden Peanut Co. LLC .............     A-1       2.36       2/22/05         1,494,887
 4,740      NetJets, Inc. .....................     A-1+      2.35       2/24/05         4,723,291
 3,120      NetJets, Inc. .....................     A-1+      2.34       2/25/05         3,108,846
   920      Golden Peanut Co. LLC .............     A-1       2.38       2/28/05           916,472
 4,720      Clipper Receivables Co. ...........     A-1       2.35        3/3/05         4,701,205
 1,565      Private Export Funding Corp. ......     A-1+      2.25        3/9/05         1,558,447
 1,900      General Electric Capital Corp. ....     A-1+      2.38       3/11/05         1,891,333
 2,400      General Electric Capital Corp. ....     A-1+      2.39       3/11/05         2,389,006
 3,500      Govco, Inc. .......................     A-1+      2.42       3/14/05         3,483,060
 3,000      Private Export Funding Corp. ......     A-1+      2.30       3/14/05         2,986,200
 3,500      General Electric Capital Corp. ....     A-1+      2.43       3/15/05         3,482,754
 2,515      Danske Corp. ......................     A-1+      2.44       3/23/05         2,501,193
 2,510      Danske Corp. ......................     A-1+      2.45       3/23/05         2,496,164
                                                                                      ------------
TOTAL COMMERCIAL PAPER .........................................................       111,635,845
                                                                                      ------------
MEDIUM TERM NOTES(c)--1.8%
 2,300      Bank of America Corp. (b) .........     AA-       2.30       2/16/05         2,300,000
   500      Bank of America Corp. .............     AA-       7.63       4/15/05           508,925
                                                                                      ------------
TOTAL MEDIUM TERM NOTES ........................................................         2,808,925
                                                                                      ------------
TOTAL INVESTMENTS--100.1%
  (Identified cost $157,079,818) ...............................................       157,079,818(a)
  Other assets and liabilities, net--(0.1)% ....................................           (84,248)
                                                                                      ------------
NET ASSETS--100.0% .............................................................      $156,995,570
                                                                                      ============

(a) Federal Income Tax Information: At December 31, 2004, the aggregate cost of securities for federal income tax purposes was the same for book and tax purposes.
(b) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(c) The interest rate shown is the coupon rate.
(d) Callable. The maturity date shown is the call date.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $157,079,818) ..........................................       $157,079,818
Cash ...................................................................................................              3,153
Receivables
  Fund shares sold .....................................................................................            642,198
  Interest .............................................................................................            276,186
Prepaid expenses .......................................................................................              3,545
                                                                                                               ------------
    Total assets .......................................................................................        158,004,900
                                                                                                               ------------
LIABILITIES
Payables
  Fund shares repurchased ..............................................................................            686,938
  Investment securities purchased ......................................................................            186,417
  Investment advisory fee ..............................................................................             53,075
  Financial agent fee ..................................................................................             11,632
  Adminstration fee ....................................................................................             10,615
  Trustees' fee ........................................................................................                147
Accrued expenses .......................................................................................             60,506
                                                                                                               ------------
    Total liabilities ..................................................................................          1,009,330
                                                                                                               ------------
NET ASSETS .............................................................................................       $156,995,570
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................       $156,995,570
                                                                                                               ------------
NET ASSETS .............................................................................................       $156,995,570
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................         15,699,621
                                                                                                               ============
Net asset value and offering price per share ...........................................................             $10.00
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Interest .............................................................................................         $2,574,103
                                                                                                                 ----------
    Total investment income ............................................................................          2,574,103
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ..............................................................................            731,269
  Financial agent fee ..................................................................................            144,170
  Administration .......................................................................................            146,254
  Printing .............................................................................................             52,290
  Custodian ............................................................................................             35,403
  Professional .........................................................................................             28,102
  Trustees .............................................................................................              9,467
  Miscellaneous ........................................................................................             19,110
                                                                                                                 ----------
    Total expenses .....................................................................................          1,166,065
    Custodian fees paid indirectly .....................................................................               (857)
                                                                                                                 ----------
    Net expenses .......................................................................................          1,165,208
                                                                                                                 ----------
NET INVESTMENT INCOME ..................................................................................         $1,408,895
                                                                                                                 ==========

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED       YEAR ENDED
                                                                                                12/31/04         12/31/03
                                                                                              -------------   -------------
FROM OPERATIONS
  Net investment income (loss) ..........................................................     $   1,408,895   $   1,554,957
                                                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................         1,408,895       1,554,957
                                                                                              -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .................................................................        (1,408,895)     (1,554,957)
                                                                                              -------------   -------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................        (1,408,895)     (1,554,957)
                                                                                              -------------   -------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (24,383,055 and 44,435,831 shares, respectively) ........       243,830,555     444,358,309
  Net asset value of shares issued from reinvestment of distributions
    (140,890 and 155,502 shares, respectively) ..........................................         1,408,895       1,554,957
  Cost of shares repurchased (29,088,791 and 49,902,770 shares, respectively) ...........      (290,887,973)   (499,027,882)
                                                                                              -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................       (45,648,523)    (53,114,616)
                                                                                              -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS .................................................       (45,648,523)    (53,114,616)
NET ASSETS
  Beginning of period ...................................................................       202,644,093     255,758,709
                                                                                              -------------   -------------
  END OF PERIOD .........................................................................     $ 156,995,570   $ 202,644,093
                                                                                              =============   =============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                         YEAR ENDED DECEMBER 31,
                                                                               -----------------------------------------------
                                                                                2004       2003      2002      2001      2000
                                                                               ------     ------    ------    ------    ------
Net asset value, beginning of period .............................             $10.00     $10.00    $10.00    $10.00    $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income ..........................................               0.08       0.07      0.14      0.38      0.59
  Net realized gain ..............................................                 --         --        --        --(1)     --
                                                                               ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS .............................               0.08       0.07      0.14      0.38      0.59
                                                                               ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ...........................              (0.08)     (0.07)    (0.14)    (0.38)    (0.59)
  Distributions from net realized gains ..........................                 --         --        --        --(1)     --
                                                                               ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ..........................................              (0.08)     (0.07)    (0.14)    (0.38)    (0.59)
                                                                               ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ...................................             $10.00     $10.00    $10.00    $10.00    $10.00
                                                                               ======     ======    ======    ======    ======
Total return .....................................................               0.79%      0.68%     1.42%     3.82%     6.03%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..........................           $156,996   $202,644  $255,759  $260,629  $179,968
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses .........................................               0.64%      0.59%     0.56%     0.55%     0.55%
  Gross operating expenses .......................................               0.64%      0.59%     0.56%     0.60%     0.58%
  Net investment income ..........................................               0.77%      0.69%     1.41%     3.63%     5.83%

(1) Amount is less than $0.01.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DAVID ALBRYCHT, CFA


Q: WHAT IS THE PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is long-term total return. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 6.84%, exceeding the 4.34% return of the Lehman Brothers Aggregate Bond Index, a broadbased fixed income index and the series' style-specific benchmark. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Aggregate Bond Index, returned 4.34% for 2004, slightly better than the 4.10% return for 2003. Short-term interest rates rose significantly during the year while long-term interest rates changed only slightly, resulting in a flatter yield curve. We believe expectations of moderate economic growth and low inflation have helped to keep a ceiling on long-term interest rates.

     The Federal Reserve increased the federal funds rate five times over the course of 2004, by a quarter-point (0.25%) each, resulting in the rate more than doubling to 2.25% from 1.00% at the start of the year. While short-term rates rose significantly in 2004, long-term rates declined slightly, reflecting market expectations that high oil prices may restrain economic growth. While oil prices fell 9% over the fourth quarter, prices are already up 54% since the start of the year. Higher oil prices have begun to work their way through the economy, resulting in overall inflation, as measured by the CPI, increasing 3.5% year-over-year through November, nearly double the year-over-year rate at the start of the year.

     Spread sectors performed well during the year, as the demand for non-Treasury sectors was steady due to the improving credit environment and the need for yield. Emerging market bonds, in particular, performed well due to strong fundamentals. High yield bonds also performed well, driven by solid corporate profit growth and strong balance sheets.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: The series performed well, aided by its investment in spread sectors. Given that the series strategy is to be well diversified across all bond market sectors, shareholders benefited from an improving credit environment and high demand for yield in spread products. Specifically, the portfolio's exposure to non-dollar securities, emerging markets, and corporate high yield issues provided attractive yield and total return opportunities. Additionally the Series' performance benefited from its relatively small exposure to taxable municipals and asset backed securities.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We begin 2005 following two years of significant spread tightening and stellar performance, specifically in the credit intensive sectors such as investment grade and high yield corporates. However, we remain comfortable with maintaining exposure to these sectors due to the continuation of strong fundamentals. We will maintain diversification in all of our credit intensive sectors, emphasizing high quality issues within the high yield sector.

     We have slight overweight positions relative to our benchmark in high quality commercial mortgage-backed securities and taxable municipal bonds, both of which provide attractive alternatives to AAA-rated corporate bonds. We have a constructive view of mortgages, which provide a yield advantage to corporate bonds, and may continue to benefit from a positive technical environment.

     Given the current environment, we expect modest returns for fixed income. On a positive note, we believe the portfolio is well positioned to capitalize on opportunities as they arise, and will take advantage of any weakness in either sectors or individual issues that may create value. This strategy has proven successful over the years, as demonstrated by our investment performance.

                                                                    JANUARY 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                               1 YEAR      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
  Multi-Sector Fixed Income Series              6.84%       8.75%         9.02%
-------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index          4.34%       7.71%         7.72%
-------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/31/94. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                   Multi-Sector           Lehman Brothers
               Fixed Income Series      Aggregate Bond Index
               -------------------      --------------------

12/30/94             $10,000                   $10,000
12/29/95              12,354                    11,848
12/31/96              13,888                    12,278
12/31/97              15,406                    13,463
12/31/98              14,787                    14,633
12/31/99              15,594                    14,512
12/29/00              16,603                    16,199
12/31/01              17,614                    17,567
12/31/02              19,375                    19,369
12/31/03              22,199                    20,164
12/31/04              23,717                    21,039

For information regarding the index, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Domestic Corporate Bonds                    50%
Foreign Government Securities               19
Foreign Corporate Bonds                     11
Non-Agency Mortgage-backed Securities        7
Agency Mortgage-backed Securities            6
Municipal Bonds                              2
Other                                        5

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
                     DATA CURRENT TO MOST RECENT MONTH-END.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES

ABOUT YOUR SERIES' EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Goodwin Multi-Sector Fixed Income Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                           BEGINNING            ENDING           EXPENSES PAID
            GOODWIN MULTI-SECTOR FIXED INCOME            ACCOUNT VALUE       ACCOUNT VALUE          DURING
                           SERIES                        JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
            ---------------------------------            -------------     -----------------     -------------
            Actual                                         $1,000.00           $1,082.80             $3.72

            Hypothetical (5% return before expenses)        1,000.00            1,021.52              3.62

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.71%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 6.84%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,068.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(r)
--------------------------------------------------------------------------------
 1. Federative Republic of Brazil 11%, 8/17/40                            2.0%
 2. Fannie Mae 5.50%, 6/1/34                                              2.0%
 3. Russian Federation RegS  5%, 3/31/30                                  1.9%
 4. Republic of Venezuela 9.25%, 9/15/27                                  1.6%
 5. European Investment Bank 6%, 7/15/05                                  1.2%
 6. Verizon Global Funding Corp. 6.875%, 6/15/12                          1.1%
 7. Government of New Zealand Series 205 6.50%, 2/15/05                   1.1%
 8. Delta Air Lines, Inc. 6.718%, 1/2/23                                  1.1%
 9. Commonwealth of Australia Series 705 7.50%, 7/15/05                   1.0%
10. Republic of South Africa Series R152 12%, 2/28/06                     1.0%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)         VALUE
                                          ---------    -----     ------------

AGENCY MORTGAGE-BACKED SECURITIES--6.1%
  FNCL 5.50%, 1/1/29 (m) ...............      Aaa      $1,500    $  1,522,500
  Fannie Mae 5%, 4/1/34 ................      Aaa       1,890       1,876,218
  Fannie Mae 5%, 5/1/34 ................      Aaa       2,066       2,051,407
  Fannie Mae 6%, 5/1/34 ................      Aaa       1,584       1,638,530
  Fannie Mae 5.50%, 6/1/34 .............      Aaa       4,810       4,886,730
  GNMA 8%, 9/15/06 .....................      Aaa          --(q)           83
  GNMA 8%, 10/15/06 ....................      Aaa          10          10,050
  GNMA 6.50%, '23-'32 ..................      Aaa       3,126       3,294,593
                                                                 ------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $14,876,958) ..............................     15,280,111
                                                                 ------------
MUNICIPAL BONDS--2.4%
CALIFORNIA--1.1%
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.50%,
    10/1/19 ............................      Aaa         750         845,295
  Alameda Corridor Transportation Authority
    Revenue Taxable Series C 6.60%,
    10/1/29 ............................      Aaa       1,750       1,980,055
                                                                 ------------
                                                                    2,825,350
                                                                 ------------
FLORIDA--0.6%
  University of Miami Exchangeable Revenue
    Taxable Series A 7.65%, 4/1/20 .....      Aaa       1,310       1,396,853
                                                                 ------------
ILLINOIS--0.6%
  Illinois Educational Facilities Authority -
    Loyola University Revenue Taxable
    Series C 7.12%, 7/1/11 .............      Aaa       1,330       1,509,005
                                                                 ------------
SOUTH DAKOTA--0.1%
  South Dakota Educational Enhancement
    Funding Corp. Revenue Taxable Series A
    6.72%, 6/1/25 ......................      Baa         323         309,743
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $5,452,769) ..............................       6,040,951
                                                                 ------------
ASSET-BACKED SECURITIES--0.7%
  Bombardier Capital Mortgage
    Securitization Corp. 99-A,
    A3 5.98%, 1/15/18 ..................      B         1,240       1,204,617
  Litigation  Settlement Monetized
    Fee Trust 02-5A, A 144A 6%,
    10/25/32 (b) .......................      Baa         655         628,954
                                                                 ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $1,850,683) ..............................       1,833,571
                                                                 ------------


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)         VALUE
                                          ---------    -----     ------------

DOMESTIC CORPORATE BONDS--50.4%
ADVERTISING--0.4%
  Dex Media West LLC 144A 5.875%,
    11/15/11 (b) .......................      B        $  850    $    850,000
  Dex Media, Inc. 8%, 11/15/13 .........      B            50          54,375
                                                                 ------------
                                                                      904,375
                                                                 ------------
AEROSPACE & DEFENSE--0.3%
  L-3 Communications Corp. 6.125%,
    1/15/14 ............................      Ba          550         569,250
  Precision Castparts Corp. 5.60%, 12/15/13   Baa         150         152,844
                                                                 ------------
                                                                      722,094
                                                                 ------------
AGRICULTURAL PRODUCTS--0.1%
  Bunge Ltd. Finance Corp. 4.375%,
    12/15/08 ...........................      Baa         200         201,535
                                                                 ------------
AIR FREIGHT & COURIERS--0.1%
  Fedex Corp. 2.65%, 4/1/07 ............      Baa         150         146,914
                                                                 ------------
AIRLINES--2.3%
  Continental Airlines, Inc. 01-1 6.703%,
    6/15/21 ............................      Baa       1,266       1,231,012
  Continental Airlines, Inc. Series 98-1A
    6.648%, 9/15/17 ....................      Baa         482         468,283
  Delta Air Lines, Inc. 6.417%, 7/2/12 .      Aaa         684         714,044
  Delta Air Lines, Inc. 6.718%, 1/2/23 .      Aaa       2,580       2,692,521
  Northwest Airlines, Inc. 00-1 8.072%,
    4/1/21 .............................      Aaa         575         642,714
                                                                 ------------
                                                                    5,748,574
                                                                 ------------
APPAREL RETAIL--0.0%
  Gap, Inc. (The) 6.90%, 9/15/07 .......      Ba           50          54,000
                                                                 ------------
ASSET MANAGEMENT & CUSTODY BANKS--0.1%
  Bank of New York Co., Inc. (The) 3.625%,
    1/15/09 ............................      Aa          180         177,611
  Franklin Resources, Inc. 3.70%, 4/15/08     A           125         124,705
                                                                 ------------
                                                                      302,316
                                                                 ------------
AUTO PARTS & EQUIPMENT--1.0%
  American Axle & Manufacturing, Inc.
    5.25%, 2/11/14 .....................      Baa       1,000         960,118
  ArvinMeritor, Inc. 8.75%, 3/1/12 .....      Ba          510         591,600
  Dura Operating Corp. Series D 9%, 5/1/09    B           750         746,250
  TRW Automotive, Inc. 10.125%, 2/15/13       Ba           90(j)      145,576
                                                                 ------------
                                                                    2,443,544
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)         VALUE
                                          ---------    -----     ------------

AUTOMOBILE MANUFACTURERS--0.8%
  DaimlerChrysler NA Holding Corp.
    6.50%, 11/15/13 ....................      A        $  425    $    460,961
  General Motors Corp. 7.125%,
    7/15/13 (n) ........................      Baa       1,575       1,611,748
                                                                 ------------
                                                                    2,072,709
                                                                 ------------
BIOTECHNOLOGY--0.1%
  Athena Neurosciences Finance LLC 7.25%,
    2/21/08 ............................      B           200         210,000
                                                                 ------------
BREWERS--0.2%
  Anheuser-Busch Cos., Inc. 5.95%,
    1/15/33 ............................      A            75          80,921
  Anheuser-Busch Cos., Inc. 6%, 11/1/41       A            25          26,509
  Coors Brewing Co. 6.375%, 5/15/12 ....      Baa         235         258,374
  Miller Brewing Co. 144A 5.50%,
    8/15/13 (b) ........................      Baa         100         104,525
                                                                 ------------
                                                                      470,329
                                                                 ------------
BROADCASTING & CABLE TV--2.6%
  Clear Channel Communications, Inc.
    4.625%, 1/15/08 ....................      Baa          21          21,324
  Comcast Cable Communications, Inc.
    6.20%, 11/15/08 ....................      Baa         300         323,969
  Comcast Cable Communications, Inc.
    6.75%, 1/30/11 .....................      Baa         500         561,492
  Comcast Corp. 5.85%, 1/15/10 .........      Baa         150         160,795
  Cox Communications, Inc. 6.875%,
    6/15/05 ............................      Baa         250         254,014
  Echostar DBS Corp. 5.75%, 10/1/08 ....      Ba        1,625       1,653,438
  Echostar DBS Corp. 6.375%, 10/1/11 ...      Ba        1,000       1,027,500
  Insight Midwest L.P./Insight Capital,
    Inc. 10.50%, 11/1/10 ...............      B           500         550,000
  PanAmSat Corp. 144A 9%, 8/15/14 (b) ..      B         1,000       1,121,250
  Univision Communications, Inc. 3.50%,
    10/15/07 ...........................      Baa          75          74,115
  Univision Communications, Inc. 3.875%,
    10/15/08 ...........................      Baa         175         173,469
  Young Broadcasting, Inc. 8.75%, 1/15/14     Caa         500         506,250
                                                                 ------------
                                                                    6,427,616
                                                                 ------------
BUILDING PRODUCTS--0.1%
  THL Buildco, Inc. 144A 8.50%,
    9/1/14 (b) .........................      B           350         367,500
                                                                 ------------
CASINOS & GAMING--2.6%
  Argosy Gaming Co. 7%, 1/15/14 ........      B         1,000       1,110,000
  GTECH Holdings Corp. 4.75%, 10/15/10 .      Baa       1,250       1,254,775
  Harrahs Operating Co., Inc. 5.50%,
    7/1/10 .............................      Baa       1,500       1,552,687
  MGM Mirage 8.50%, 9/15/10 ............      Ba          800         914,000
  Mohegan Tribal Gaming 7.125%, 8/15/14       Ba          500         528,750
  Penn National Gaming, Inc. 6.875%,
    12/1/11 ............................      B           490         512,050
  Scientific Games Corp. 144A 6.25%,
    12/15/12 (b) .......................      B           500         511,250
                                                                 ------------
                                                                    6,383,512
                                                                 ------------
CATALOG RETAIL--0.4%
  InterActiveCorp 7%, 1/15/13 ..........      Baa         875         965,184
                                                                 ------------
COMMERCIAL PRINTING--0.0%
  Donnelley (R.R.) & Sons 3.75%, 4/1/09       Baa          75          74,014
                                                                 ------------
COMMODITY CHEMICALS--0.9%
  Equistar Chemicals L.P./Equistar Funding
    Corp. 10.625%, 5/1/11 ..............      B           500         582,500
  Lyondell Chemical Co. 9.50%, 12/15/08       B         1,500       1,635,000
                                                                 ------------
                                                                    2,217,500
                                                                 ------------
COMPUTER HARDWARE--0.2%
  International Business Machines Corp.
    2.375%, 11/1/06 ....................      A           225         221,816


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)         VALUE
                                          ---------    -----     ------------

COMPUTER HARDWARE--CONTINUED
  International Business Machines Corp.
    5.875%, 11/29/32 ...................      A        $  150    $    158,632
                                                                 ------------
                                                                      380,448
                                                                 ------------
CONSUMER FINANCE--3.4%
  Capital One Bank 5.75%, 9/15/10 ......      Baa         125         132,601
  Capital One Bank 6.50%, 6/13/13 ......      Baa         500         546,345
  Caterpillar Financial Services Corp.
    2.35%, 9/15/06 .....................      A           200         196,735
  Ford Motor Credit Co. 5.70%, 1/15/10 .      A           100         100,910
  Ford Motor Credit Co. 7.25%, 10/25/11       A         1,500       1,608,639
  Ford Motor Credit Co. 7%, 10/1/13 ....      A           200         212,026
  General Electric Capital Corp. 3.50%,
    5/1/08 .............................      Aaa         500         496,274
  General Electric Capital Corp. 6%,
    6/15/12 ............................      Aaa       1,870       2,038,369
  General Motors Acceptance Corp. 4.50%,
    7/15/06 ............................      Baa         354         354,216
  General Motors Acceptance Corp. 5.125%,
    5/9/08 .............................      Baa         146         145,771
  General Motors Acceptance Corp. 5.85%,
    1/14/09 ............................      Baa         125         126,646
  General Motors Acceptance Corp. 6.875%,
    9/15/11 ............................      Baa         575         589,256
  Household Finance Corp. 4.125%,
    11/16/09 ...........................      A           275         273,521
  Household Finance Corp. 6.375%,
    11/27/12 ...........................      A         1,000       1,104,883
  PHH Corp. 6%, 3/1/08 .................      Baa         175         184,541
  SLM Corp. 3.95%, 8/15/08 .............      A           250         250,257
  SLM Corp. 4.66%, 1/31/14 (h) .........      A            50          50,526
                                                                 ------------
                                                                    8,411,516
                                                                 ------------
DATA PROCESSING & OUTSOURCED SERVICES--1.0%
  Convergys Corp. 4.875%, 12/15/09 .....      Baa       1,000         995,437
  Electronic Data Systems Corp. 144A
    6.50%, 8/1/13 (b) ..................      Ba          750         793,222
  Fiserv, Inc. 3%, 6/27/08 .............      Baa         150         145,480
  Iron Mountain, Inc. 7.75%, 1/15/15 ...      Caa         500         510,000
                                                                 ------------
                                                                    2,444,139
                                                                 ------------
DEPARTMENT STORES--0.0%
  Saks, Inc. 8.25%, 11/15/08 ...........      Ba           50          55,000
                                                                 ------------
DIVERSIFIED BANKS--0.1%
  Wells Fargo & Co. 5.125%, 9/15/16 ....      Aa          150         150,694
                                                                 ------------
DIVERSIFIED CHEMICALS--0.5%
  Cabot Corp. 144A 5.25%, 9/1/13 (b) ...      Baa         750         750,805
  Huntsman LLC 144A 9.32%, 7/15/11 (b)(h)     B           500         560,000
  Nalco Co. 7.75%, 11/15/11 ............      B            50          54,250
                                                                 ------------
                                                                    1,365,055
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES--1.2%
  Adesa, Inc. 7.625%, 6/15/12 ..........      B           500         530,000
  ARAMARK Services, Inc. 7%, 5/1/07 ....      Baa         145         154,701
  ARAMARK Services, Inc. 6.375%, 2/15/08      Baa         110         117,685
  Cendant Corp. 6.25%, 1/15/08 .........      Baa         195         208,108
  Cendant Corp. 6.25%, 3/15/10 .........      Baa         175         189,393
  Cintas Corp. 6%, 6/1/12 ..............      A            50          54,702
  Mobile Mini, Inc. 9.50%, 7/1/13 ......      B         1,500       1,755,000
                                                                 ------------
                                                                    3,009,589
                                                                 ------------
DIVERSIFIED METALS & MINING--0.2%
  Freeport-McMoRan Copper & Gold, Inc.
    10.125%, 2/1/10 ....................      B           500         573,750
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)         VALUE
                                          ---------    -----     ------------

DRUG RETAIL--0.3%
  NeighborCare, Inc. 6.875%, 11/15/13 ..      Ba       $  750    $    789,375
  Rite Aid Corp. 7.625%, 4/15/05 .......      Caa          25          25,375
                                                                 ------------
                                                                      814,750
                                                                 ------------
ELECTRIC UTILITIES--3.0%
  AmerenEnergy Generating Co. Series F
    7.95%, 6/1/32 ......................      Baa          40          49,954
  Consumers Energy Co. Series J 6%,
    2/15/14 ............................      Baa       1,250       1,343,630
  Entergy Gulf States, Inc. 3.60%, 6/1/08     Baa       1,000         983,805
  MidAmerican Energy Holdings Co. 3.50%,
    5/15/08 ............................      Baa         200         195,910
  MSW Energy Holdings LLC/MSW Energy
    Finance Co., Inc. 8.50%, 9/1/10 ....      Ba        1,000       1,100,000
  Northern States Power Co. 2.875%, 8/1/06    A            35          34,715
  Pacific Gas & Electric Co. 3.60%, 3/1/09    Baa         500         491,698
  PPL Capital Funding Trust I Series A
    4.33%, 3/1/09 ......................      Baa       1,250       1,235,449
  Public Service Co. of Colorado Series A
    6.875%, 7/15/09 ....................      Baa          25          27,716
  Southern California Edison Co. 7.625%,
    1/15/10 ............................      Baa         100         115,181
  Southern California Edison Co. 5%,
    1/15/14 ............................      A            50          50,809
  Southern California Edison Co. 6%,
    1/15/34 ............................      A           100         106,241
  Southern California Edison Co. 5.75%,
    4/1/35 .............................      A           125         128,186
  Southwestern Public Service Co. Series B
    5.125%, 11/1/06 ....................      Baa         425         436,470
  Texas Genco LLC/Texas Genco Financing
    Corp. 144A 6.875%, 12/15/14 (b) ....      B           500         519,375
  TXU Corp. Series C 6.375%, 1/1/08 ....      Ba          325         345,260
  TXU Energy Co. 7%, 3/15/13 ...........      Baa         125         139,606
  Xcel Energy, Inc. 3.40%, 7/1/08 ......      Baa         140         137,258
                                                                 ------------
                                                                    7,441,263
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
  Itron, Inc. 144A 7.75%, 5/15/12 (b) ..      B           500         511,250
                                                                 ------------
ELECTRONIC MANUFACTURING SERVICES--0.6%
  Jabil Circuit, Inc. 5.875%, 7/15/10 ..      Baa       1,500       1,580,791
                                                                 ------------
ENVIRONMENTAL SERVICES--0.4%
  Allied Waste North America 6.125%,
    2/15/14 ............................      B           500         472,500
  Waste Management, Inc. 7.375%, 8/1/10       Baa         430         492,889
                                                                 ------------
                                                                      965,389
                                                                 ------------
GAS UTILITIES--0.8%
  AmeriGas Partners LP/AmeriGas Eagle
    Finance Corp. Series B 8.875%, 5/20/11    B         1,000       1,095,000
  Panhandle Eastern Pipe Line Co. LLC
    4.80%, 8/15/08 .....................      Baa         100         102,132
  Panhandle Eastern Pipe Line Co. LLC
    Series B 2.75%, 3/15/07 ............      Baa          75          73,438
  Southwest Gas Corp. 7.625%, 5/15/12 ..      Baa         140         162,215
  Suburban Propane Partners LP/Suburban
    Energy Finance Corp. 6.875%, 12/15/13     B           500         512,500
                                                                 ------------
                                                                    1,945,285
                                                                 ------------
HEALTH CARE DISTRIBUTORS--0.4%
  AmerisourceBergen Corp. 8.125%, 9/1/08      Ba        1,000       1,117,500
                                                                 ------------


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)         VALUE
                                          ---------    -----     ------------

HEALTH CARE EQUIPMENT--0.9%
  Bio-Rad Laboratories, Inc. 144A 6.125%,
    12/15/14 (b) .......................      Ba       $  750    $    759,375
  Fisher Scientific International, Inc.
    144A 6.75%, 8/15/14 (b) ............      Ba        1,300       1,400,750
                                                                 ------------
                                                                    2,160,125
                                                                 ------------
HEALTH CARE FACILITIES--1.1%
  Community Health Systems 144A 6.50%,
    12/15/12 (b) .......................      B           500         506,250
  HCA, Inc. 5.25%, 11/6/08 .............      Ba          290         291,941
  HCA, Inc. 6.95%, 5/1/12 ..............      Ba           55          57,993
  HCA, Inc. 6.30%, 10/1/12 .............      Ba          900         914,171
  Iasis Healthcare LLC 8.75%, 6/15/14 ..      B           500         547,500
  Manor Care, Inc. 6.25%, 5/1/13 .......      Baa         370         395,420
  Service Corporation International 6%,
    12/15/05 ...........................      Ba           39          39,877
  Vicar Operating, Inc. 9.875%, 12/1/09       B            60          66,000
                                                                 ------------
                                                                    2,819,152
                                                                 ------------
HEALTH CARE SERVICES--0.0%
  Fresenius Medical Capital Trust IV
    7.875%, 6/15/11 ....................      Ba           25          28,000
  Quest Diagnostics, Inc. 7.50%, 7/12/11      Baa          35          40,396
                                                                 ------------
                                                                       68,396
                                                                 ------------
HOMEBUILDING--1.0%
  Horton (D.R.), Inc. 5%, 1/15/09 ......      Ba          125         126,562
  K. Hovnanian Enterprises, Inc. 6.50%,
    1/15/14 ............................      Ba           75          75,938
  K. Hovnanian Enterprises, Inc. 6.375%,
    12/15/14 ...........................      Ba        1,000       1,007,500
  KB Home & Broad Home Corp. 6.375%,
    8/15/11 ............................      Ba          500         527,500
  Toll Brothers, Inc. 6.875%, 11/15/12 .      Baa          75          83,590
  WCI Communities, Inc. 9.125%, 5/1/12 .      Ba          550         613,250
                                                                 ------------
                                                                    2,434,340
                                                                 ------------
HOTELS, RESORTS & CRUISE LINES--0.9%
  La Quinta Properties 7%, 8/15/12 .....      Ba          600         637,500
  Royal Caribbean Cruises Ltd. 6.875%,
    12/1/13 ............................      Ba        1,250       1,356,250
  Starwood Hotels and Resorts Worldwide,
    Inc. 6.75%, 11/15/05 ...............      Ba          300         309,750
                                                                 ------------
                                                                    2,303,500
                                                                 ------------
HOUSEHOLD PRODUCTS--0.3%
  Dial Corp. (The) 7%, 8/15/06 .........      A           280         295,571
  Dial Corp. (The) 6.50%, 9/15/08 ......      A           300         324,393
  Procter & Gamble Co. (The) 4.75%,
    6/15/07 ............................      Aa          195         200,650
                                                                 ------------
                                                                      820,614
                                                                 ------------
HOUSEWARES & SPECIALTIES--0.0%
  Newell Rubbermaid, Inc. 4%, 5/1/10 ...      Baa          50          48,520
                                                                 ------------
HYPERMARKETS & SUPER CENTERS--0.1%
  Wal-Mart Stores, Inc. 6.875%, 8/10/09       Aa          250         280,723
                                                                 ------------
INDUSTRIAL MACHINERY--0.1%
  Kennametal, Inc. 7.20%, 6/15/12 ......      Ba          225         250,028
                                                                 ------------
INTEGRATED OIL & GAS--0.2%
  ChevronTexaco Capital Co. 3.50%,
    9/17/07 ............................      Aa          260         261,154
  Occidental Petroleum Corp. 5.875%,
    1/15/07 ............................      Baa         130         135,933
  Occidental Petroleum Corp. 4.25%,
    3/15/10 ............................      Baa          80          80,113
                                                                 ------------
                                                                      477,200
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)         VALUE
                                          ---------    -----     ------------

INTEGRATED TELECOMMUNICATION SERVICES--2.9%
  Citizens Communications Co. 9.25%,
    5/15/11 ............................      Ba       $  500    $    587,500
  Qwest Corp. 144A 9.125%, 3/15/12 (b) .      Ba        1,250       1,450,000
  Qwest Services Corp. 144A 14%,
    12/15/10 (b) .......................      Caa          25          30,187
  Sprint Capital Corp. 7.625%, 1/30/11 .      Baa       1,000       1,161,039
  Sprint Capital Corp. 8.375%, 3/15/12 .      Baa       1,000       1,218,142
  Verizon Global Funding Corp. 6.875%,
    6/15/12 ............................      A         2,500       2,853,828
                                                                 ------------
                                                                    7,300,696
                                                                 ------------
INVESTMENT BANKING & BROKERAGE--0.9%
  Goldman Sachs Group, Inc. 4.75%,
    7/15/13 (n) ........................      Aa        1,200       1,187,442
  Goldman Sachs Group, Inc. 5.15%,
    1/15/14 ............................      Aa           75          76,006
  Goldman Sachs Group, Inc. 6.345%,
    2/15/34 ............................      A           125         130,163
  Jefferies Group, Inc. 5.50%, 3/15/16 .      Baa         225         223,681
  Morgan Stanley 4.75%, 4/1/14 .........      A           670         652,853
                                                                 ------------
                                                                    2,270,145
                                                                 ------------
LIFE & HEALTH INSURANCE--0.2%
  Americo Life, Inc. 144A 7.875%,
    5/1/13 (b) .........................      Ba          200         206,783
  New York Life Insurance Co. 144A
    5.875%, 5/15/33 (b) ................      Aa          100         103,464
  StanCorp Financial Group, Inc. 6.875%,
    10/1/12 ............................      Baa         225         247,258
                                                                 ------------
                                                                      557,505
                                                                 ------------
MANAGED HEALTH CARE--0.5%
  Coventry Health Care, Inc. 8.125%,
    2/15/12 ............................      Ba          500         550,000
  UnitedHealth Group, Inc. 5.20%,
    1/17/07 ............................      A           130         134,661
  UnitedHealth Group, Inc. 3.30%,
    1/30/08 ............................      A           220         216,607
  UnitedHealth Group, Inc. 4.875%,
    4/1/13 .............................      A           125         126,046
  WellPoint Health Networks, Inc.
    6.375%, 6/15/06 ....................      Baa         260         270,724
                                                                 ------------
                                                                    1,298,038
                                                                 ------------
METAL & GLASS CONTAINERS--1.2%
  Ball Corp. 6.875%, 12/15/12 ..........      Ba        1,690       1,825,200
  Owens-Brockway Glass Container, Inc.
    8.875%, 2/15/09 ....................      B           140         152,775
  Owens-Brockway Glass Container, Inc.
    7.75%, 5/15/11 .....................      B            50          54,375
  Owens-Brockway Glass Container, Inc.
    8.75%, 11/15/12 ....................      B           750         849,375
  Owens-Illinois, Inc. 7.15%, 5/15/05 ..      B            75          76,125
                                                                 ------------
                                                                    2,957,850
                                                                 ------------
MOTORCYCLE MANUFACTURERS--0.0%
  Harley Davidson, Inc. 144A 3.625%,
    12/15/08 (b) .......................      A           100          99,232
                                                                 ------------
MOVIES & ENTERTAINMENT--0.2%
  Time Warner, Inc. 5.625%, 5/1/05 .....      Baa         250         252,302
  Time Warner, Inc. 6.875%, 5/1/12 .....      Baa         275         313,186
                                                                 ------------
                                                                      565,488
                                                                 ------------
MULTI-LINE INSURANCE--0.5%
  Assurant, Inc. 5.625%, 2/15/14 .......      Baa         575         593,831
  Assurant, Inc. 6.75%, 2/15/34 ........      Baa          75          81,244
  Farmers Insurance Exchange 144A
    8.625%, 5/1/24 (b) .................      Baa          75          88,467
  Liberty Mutual Group 144A 5.75%,
    3/15/14 (b) ........................      Baa         200         196,624
  Liberty Mutual Group 144A 7%,
    3/15/34 (b) ........................      Baa         150         151,664


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)         VALUE
                                          ---------    -----     ------------

MULTI-LINE INSURANCE--CONTINUED
  Liberty Mutual Insurance 144A 8.50%,
    5/15/25 (b) ........................      Baa      $   25    $     29,644
                                                                 ------------
                                                                    1,141,474
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER--0.8%
  AES Corp. (The) 144A 8.75%, 5/15/13 (b)     B           750         855,938
  CMS Energy Corp. 7.75%, 8/1/10 .......      B           100         109,875
  CMS Energy Corp. 7.50%, 1/15/09 ......      B           125         133,750
  Dominion Resources, Inc. 7.195%,
    9/15/14 ............................      Baa         715         826,185
  Dominion Resources, Inc. Series D
    5.125%, 12/15/09 ...................      Baa         100         103,470
                                                                 ------------
                                                                    2,029,218
                                                                 ------------
OIL & GAS EQUIPMENT & SERVICES--0.5%
  Cooper Cameron Corp. 2.65%, 4/15/07 ..      Baa         100          97,382
  Halliburton Co. 5.50%, 10/15/10 ......      Baa         650         684,631
  Hornbeck Offshore Services, Inc. 144A
    6.125%, 12/1/14 (b) ................      Ba          400         404,000
                                                                 ------------
                                                                    1,186,013
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION--1.2%
  Anadarko Petroleum Corp. 3.25%, 5/1/08      Baa         345         339,068
  Chesapeake Energy Corp. 7.50%, 6/15/14      Ba          375         411,563
  Chesapeake Energy Corp. 6.875%, 1/15/16     Ba          750         789,375
  Denbury Resources, Inc. 7.50%, 4/1/13       B           400         434,000
  Devon Energy Corp. 2.75%, 8/1/06 .....      Baa         175         172,949
  Pemex Project Funding Master Trust
    6.125%, 8/15/08 ....................      Baa         200         212,000
  Pemex Project Funding Master Trust
    8.625%, 2/1/22 .....................      Baa         125         145,438
  Swift Energy Co. 7.625%, 7/15/11 .....      B           500         542,500
                                                                 ------------
                                                                    3,046,893
                                                                 ------------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--2.0%
  Citgo Petroluem Corp. 144A 6%,
    10/15/11 (b) .......................      Ba        1,000       1,000,000
  Kaneb Pipe Line Operating
    Partnership LP 5.875%, 6/1/13 ......      Ba          125         130,101
  Kern River Funding Corp. 144A 4.893%,
    4/30/18 (b) ........................      A            93          94,475
  Pacific Energy Partners LP / Pacific
    Energy Finance Corp. 144A 7.125%,
    6/15/14 (b) ........................      Ba        1,190       1,273,300
  Plains All American Pipeline LP/PAA
    Finance Corp. 5.625%, 12/15/13 .....      Baa         150         154,562
  Premcor Refining Group,  Inc.
    (The) 9.25%, 2/1/10 ................      Ba          750         851,250
  Tesoro Petroleum Corp. 8%, 4/15/08 ...      Ba          500         546,250
  Valero Energy Corp. 6.875%, 4/15/12 ..      Baa         750         850,683
                                                                 ------------
                                                                    4,900,621
                                                                 ------------
OTHER DIVERSIFIED FINANCIAL SERVICES--1.0%
  American Real Estate Partners LP/
    American Real Estate Finance
    Corp. 144A 8.125%, 6/1/12 (b) ......      Ba        1,000       1,071,250
  Citigroup, Inc. 4.875%, 5/7/15 .......      Aa          175         172,950
  Glencore Funding LLC 144A 6%,
    4/15/14 (b) ........................      Baa       1,150       1,112,600
  OneAmerica Financial Partners, Inc.
    144A 7%, 10/15/33 (b) ..............      Baa         175         188,948
                                                                 ------------
                                                                    2,545,748
                                                                 ------------
PACKAGED FOODS & MEATS--1.4%
  Dean Foods Co. 6.625%, 5/15/09 .......      Ba          400         423,000
  Dean Foods Co. 6.90%, 10/15/17 .......      Ba           50          51,313
  Del Monte Corp. 8.625%, 12/15/12 .....      B           605         680,625
  Del Monte Corp. Series B 9.25%,
    5/15/11 ............................      B            30          33,000
  General Mills, Inc. 6%, 2/15/12 ......      Baa         225         244,156
  Kellogg Co. 2.875%, 6/1/08 ...........      Baa         400         388,512

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                            MOODY'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)         VALUE
                                           ---------   -----     ------------

PACKAGED FOODS & MEATS--CONTINUED
  Kellogg Co. Series B 6.60%, 4/1/11 ...      Baa      $   75    $     84,017
  PPC Escrow Corp. 9.25%, 11/15/13 .....      B         1,500       1,687,500
                                                                 ------------
                                                                    3,592,123
                                                                 ------------
PAPER PACKAGING--0.5%
  Jefferson Smurfit Corp. 8.25%, 10/1/12      B         1,000       1,095,000
  Sealed Air Corp. 144A 5.375%,
    4/15/08 (b) ........................      Baa         250         259,753
                                                                 ------------
                                                                    1,354,753
                                                                 ------------
PAPER PRODUCTS--0.4%
  Georgia-Pacific Corp. 7.375%, 7/15/08       Ba          500         546,250
  Solo Cup Co. 8.50%, 2/15/14 ..........      B           500         522,500
                                                                 ------------
                                                                    1,068,750
                                                                 ------------
PERSONAL PRODUCTS--0.1%
  Gillette Co. (The) 4.125%, 8/30/07 ...      Aa          125         126,933
                                                                 ------------
PHOTOGRAPHIC PRODUCTS--0.4%
  Eastman Kodak Co. 7.25%, 11/15/13 ....      Baa       1,000       1,076,992
                                                                 ------------
PROPERTY & CASUALTY INSURANCE--0.4%
  Berkley (W.R.) Corp. 5.875%, 2/15/13 .      Baa          75          76,993
  Berkshire Hathaway Finance Corp.
    4.625%, 10/15/13 ...................      Aaa         100          99,687
  Fund American Cos., Inc. 5.875%,
    5/15/13 ............................      Baa         175         178,107
  Kingsway America, Inc. 7.50%, 2/1/14 .      BBB-(c)     125         129,597
  Markel Corp. 6.80%, 2/15/13 ..........      Baa         175         188,917
  NYMAGIC, Inc. 6.50%, 3/15/14 .........      NR          150         144,762
  Progressive Corp. (The) 6.25%, 12/1/32      A            75          80,403
                                                                 ------------
                                                                      898,466
                                                                 ------------
PUBLISHING & PRINTING--0.6%
  Belo Corp. 7.125%, 6/1/07 ............      Baa         165         176,206
  Belo Corp. 8%, 11/1/08 ...............      Baa          75          84,753
  Dex Media East LLC/Dex Media East
    Finance Co. 9.875%, 11/15/09 .......      B            25          28,594
  Dex Media East LLC/Dex Media East
    Finance Co. 12.125%, 11/15/12 ......      B            59          72,201
  Dex Media West LLC/Dex Media West
    Finance Co. Series B 9.875%, 8/15/13      B           757         876,227
  News America, Inc. 6.625%, 1/9/08 ....      Baa         250         269,814
                                                                 ------------
                                                                    1,507,795
                                                                 ------------
RAILROADS--0.5%
  CSX Corp. 4.875%, 11/1/09 ............      Baa          95          96,893
  CSX Corp. 5.30%, 2/15/14 .............      Baa       1,000       1,027,573
                                                                 ------------
                                                                    1,124,466
                                                                 ------------
REGIONAL BANKS--0.2%
  Citizens Banking Corp. 5.75%, 2/1/13 .      Baa          25          25,483
  Hudson United Bank 7%, 5/15/12 .......      Baa          80          89,608
  Zions Bancorp. 2.70%, 5/1/06 .........      A           125         123,932
  Zions Bancorp. 6%, 9/15/15 ...........      Baa         125         133,251
                                                                 ------------
                                                                      372,274
                                                                 ------------
REITS--1.5%
  Centerpoint Properties Trust 5.25%,
    7/15/11 ............................      Baa         500         508,623
  Health Care REIT, Inc. 6%, 11/15/13 ..      Baa       1,775       1,837,068
  HRPT Properties Trust 5.75%, 2/15/14 .      Baa         500         513,514
  iStar Financial, Inc. 5.125%, 4/1/11 .      Baa          75          75,900
  Mack-Cali Realty LP 5.125%, 2/15/14 ..      Baa         700         690,764
                                                                 ------------
                                                                    3,625,869
                                                                 ------------
RESTAURANTS--0.0%
  Dominos, Inc. 8.25%, 7/1/11 ..........      B            30          32,925
                                                                 ------------


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)         VALUE
                                            ---------  -----     ------------

SEMICONDUCTOR EQUIPMENT--0.2%
  Amkor Technology, Inc. 10.50%, 5/1/09       Caa      $   35    $     35,175
  Amkor Technology, Inc. 7.125%, 3/15/11      B           500         472,500
                                                                 ------------
                                                                      507,675
                                                                 ------------
SOFT DRINKS--0.2%
  Coca Cola Enterprises, Inc. 7.125%,
    8/1/17 .............................      A           133         157,351
  Coca-Cola Enterprises, Inc. 4.375%,
    9/15/09 ............................      A           250         253,748
                                                                 ------------
                                                                      411,099
                                                                 ------------
SPECIALTY CHEMICALS--0.5%
  Crompton Corp. 144A 9.875%, 8/1/12 (b)      B           750         862,500
  Lubrizol Corp. 5.50%, 10/1/14 ........      Baa         500         503,888
                                                                 ------------
                                                                    1,366,388
                                                                 ------------
SPECIALTY STORES--1.3%
  AutoNation, Inc. 9%, 8/1/08 ..........      Ba        1,000       1,147,500
  AutoZone, Inc. 5.50%, 11/15/15 .......      Baa         750         720,331
  Office Depot, Inc. 6.25%, 8/15/13 ....      Baa       1,000       1,067,108
  Pep Boys Manny Moe Jack 7.50%,
    12/15/14 ...........................      B           350         356,563
                                                                 ------------
                                                                    3,291,502
                                                                 ------------
TECHNOLOGY DISTRIBUTORS--0.4%
  Arrow Electronics, Inc. 6.875%, 7/1/13      Baa       1,000       1,097,920
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.1%
  Chevy Chase Bank FSB 6.875%, 12/1/13 .      Ba           75          77,813
  Sovereign Bank 5.125%, 3/15/13 .......      Baa         150         150,167
  Sovereign Capital Trust 9%, 4/1/27 ...      Ba           35          38,684
                                                                 ------------
                                                                      266,664
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
  United Rentals North America, Inc.
    7.75%, 11/15/13 ....................      B         1,325       1,305,125
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
  American Tower Corp. 7.50%, 5/1/12 ...      B            50          52,750
  Nextel Communications, Inc. 6.875%,
    10/31/13 ...........................      Ba          750         817,500
  Nextel Communications, Inc. 7.375%,
    8/1/15 .............................      Ba           50          55,250
                                                                 ------------
                                                                      925,500
                                                                 ------------
TOTAL DOMESTIC CORPORATE BONDS
  (Identified cost $120,465,447) ............................     125,992,873
                                                                 ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--7.3%
  Argent Net Interest Margin Trust
    04-WN9, A 144A 5.19%, 10/25/34 (b) .      BBB(c)      550         549,865
  Asset Backed Funding Corp. Net
    Interest Margin Trust 04-HE6,
    A1144A 5%, 9/27/34 (b) .............      BBB+(c)     967         967,416
  Asset Backed Funding Corp. Net
    Interest MarginTrust 04-HE1, N1
    144A 4.45%, 7/26/34 (b) ............      A-(c)     1,120       1,119,897
  Bear Stearns Structured Products, Inc.
    04-15, A P.O. 144A 0%, 11/27/34 (b)       Baa         985         837,028
  Countrywide Asset-Backed Certificates
    04-5N, N1 144A 5.50%, 10/25/35 (b) .      BBB(c)      866         865,195
  Countrywide Partnership Trust Net
    Interest Margin 04-EC1NC 144A 5%,
    9/25/35 (b) ........................      BBB(c)      707         706,347
  DLJ Commercial Mortgage Corp. 98-CF2,
    A1B 6.24%, 11/12/31 ................      Aaa         365         392,953
  Finance America Net Interest Margin
    Trust 04-1, A 144A 5.25%, 6/27/34 (b)     BBB+(c)     823         821,836

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)         VALUE
                                            ---------  -----     ------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  First Franklin Net Interest Margin
    Trust 04-FF7A, A 144A 5%,
    9/27/34 (b) ........................      A-(c)    $  365    $    365,679
  First Franklin Net Interest Margin
    Trust 04-FF7A, B 144A 6.75%,
    9/27/34 (b) ........................      BBB-(c)     661         660,869
  GMAC Commercial Mortgage Securities,
    Inc. 97-C2, A3 6.566%, 4/15/29 .....      Aaa         899         956,845
  Greenwich Capital Commercial Funding
    Corp. 04-Fl2A, 144A 4.18%,
    11/5/19 (b)(h) .....................      Baa       1,250       1,227,832
  GS Mortgage Securities Corp. II
    99-C1, A2 6.11%, 11/18/30 (h) ......      Aaa         660         702,566
  Homestar Net Interest Margin Trust
    04-3, A1 144A 5.50%, 7/25/34 (b) ...      BBB(c)      787         784,287
  Lehman Brothers Commercial Conduit
    Mortgage Trust 99-C2, A2 7.325%,
    10/15/32 ...........................      Aaa       2,100       2,361,074
  Master Asset Securitization Trust
    04-3, N 5%, 3/28/34 ................      Baa         855         830,300
  Master Asset Securitization Trust
    Alternative Loans Trust 02-3, M2
    5.727%, 12/25/32 (h) ...............      A         1,500       1,477,324
  Morgan Stanley Capital I 98-WF2,
    C 6.77%, 7/15/30 ...................      AA+(c)    1,700       1,851,606
  Paine Webber Mortgage Acceptance
    Corp. 00-1, M 7.75%, 9/25/30 .......      AA(c)       275         274,178
  Structured Asset Securities Corp.
    Net Interest Margin Trust 03-28XS
    144A 7.50%, 9/28/33 (b) ............      A           161         159,377
  Structured Asset Securities Corp.
    Net Interest Margin Trust 03-36,
    XS 144A 7.50%, 11/25/33 (b) ........      A           347         345,443
                                                                 ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $17,815,354) .............................      18,257,917
                                                                 ------------
FOREIGN GOVERNMENT SECURITIES(d)--19.3%
AUSTRALIA--1.0%
  Commonwealth of Australia Series 705
    7.50%, 7/15/05 .....................      Aaa       3,222(i)    2,555,853
                                                                 ------------
BRAZIL--3.0%
  Federative Republic of Brazil 7.72%,
    6/29/09 (h) ........................      B           425         500,968
  Federative Republic of Brazil 10.50%,
    7/14/14 ............................      B           750         890,625
  Federative Republic of Brazil 8.875%,
    10/14/19 ...........................      B         1,000       1,056,500
  Federative Republic of Brazil 11%,
    8/17/40 ............................      B         4,125       4,899,469
  Federative Republic of Brazil DCB-L
    3.125%, 4/15/12 (h) ................      B           221         211,215
                                                                 ------------
                                                                    7,558,777
                                                                 ------------
BULGARIA--0.5%
  Republic of Bulgaria RegS 8.25%,
    1/15/15 (o) ........................      Ba        1,000       1,261,250
                                                                 ------------
CHILE--0.4%
  Republic of Chile 5.50%, 1/15/13 .....      Baa       1,000       1,050,700
                                                                 ------------
COLOMBIA--0.7%
  Republic of Colombia 10%, 1/23/12 ....      Ba          500         580,000
  Republic of Colombia 8.25%, 12/22/14 .      Ba          500         527,500
  Republic of Colombia 8.125%, 5/21/24 .      Ba          500         487,500
                                                                 ------------
                                                                    1,595,000
                                                                 ------------
EL SALVADOR--0.2%
  Republic of El Salvador 144A 7.625%,
    9/21/34 (b) ........................      Baa         400         412,000
                                                                 ------------


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)         VALUE
                                            ---------  -----     ------------

GERMANY--0.1%
  Deutschland Republic 5%, 7/4/12 ......      Aaa         225(j) $    337,536
                                                                 ------------
GUATEMALA--0.6%
  Republic of Guatemala 144A 8.125%,
    10/6/34 (b) ........................      Ba       $1,350       1,404,000
                                                                 ------------
INDONESIA--0.2%
  Republic of Indonesia 144A 6.75%,
    3/10/14 (b) ........................      B           500         502,500
                                                                 ------------
MEXICO--0.6%
  United Mexican States 4.625%, 10/8/08       Baa          50          50,625
  United Mexican States 7.50%, 1/14/12 .      Baa       1,250       1,417,500
                                                                 ------------
                                                                    1,468,125
                                                                 ------------
NEW ZEALAND--2.0%
  Commonwealth of New Zealand Series 205
    6.50%, 2/15/05 .....................      Aaa       3,750(k)    2,708,707
  Commonwealth of New Zealand Series 206
    6.50%, 2/15/06 .....................      Aaa       3,285(k)    2,376,456
                                                                 ------------
                                                                    5,085,163
                                                                 ------------
PANAMA--0.8%
  Republic of Panama 8.25%, 4/22/08 ....      Ba        1,000       1,115,000
  Republic of Panama 9.375%, 1/16/23 ...      Ba          750         870,000
                                                                 ------------
                                                                    1,985,000
                                                                 ------------
PERU--0.2%
  Republic of Peru 8.375%, 5/3/16 ......      Ba          500         562,500
                                                                 ------------
PHILIPPINES--1.0%
  Republic of Philippines 8.25%, 1/15/14      Ba        1,500       1,473,750
  Republic of Philippines 10.625%, 3/16/25    Ba        1,000       1,072,500
                                                                 ------------
                                                                    2,546,250
                                                                 ------------
RUSSIA--2.3%
  Russian Federation RegS 8.25%,
    3/31/10 (o) ........................      Baa       1,000       1,109,300
  Russian Federation RegS 5%, 3/31/30
    (h)(o) .............................      Baa       4,500       4,646,250
                                                                 ------------
                                                                    5,755,550
                                                                 ------------
SOUTH AFRICA--1.8%
  Republic of South Africa 5.25%, 5/16/13     Baa       1,000(j)    1,440,805
  Republic of South Africa Series R152
    12%, 2/28/06 .......................      A        13,333(l)    2,494,961
  Republic of South Africa Series R153
    13%, 8/31/10 .......................      A         2,240(l)      490,166
                                                                 ------------
                                                                    4,425,932
                                                                 ------------
SPAIN--0.2%
  Kingdom of Spain 5%, 7/30/12 .........      Aaa         325(j)      486,596
                                                                 ------------
TURKEY--1.1%
  Republic of Turkey 10.50%, 1/13/08 ...      B           500         575,000
  Republic of Turkey 11.50%, 1/23/12 ...      B         1,250       1,612,500
  Republic of Turkey 7.25%, 3/15/15 ....      B           563         580,781
                                                                 ------------
                                                                    2,768,281
                                                                 ------------
UNITED KINGDOM--0.6%
  United Kingdom Gilt 4%, 3/7/09 (h) ...      Aaa         770(p)    1,450,757
                                                                 ------------
VENEZUELA--2.0%
  Republic of Venezuela 8.50%, 10/8/14 .      B           900         956,250
  Republic of Venezuela 9.25%, 9/15/27 .      B         3,725       3,939,188
                                                                 ------------
                                                                    4,895,438
                                                                 ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $44,858,040) .............................      48,107,208
                                                                 ------------


                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)         VALUE
                                            ---------  -----     ------------

FOREIGN CORPORATE BONDS(d)--11.0%
AUSTRALIA--0.8%
  Commonwealth Bank Series TCD 6.75%,
    12/1/07 ............................      Aaa       2,500(i) $  2,029,145
                                                                 ------------
CANADA--2.2%
  Bombardier, Inc. 144A 6.30%, 5/1/14 (b)     Ba       $  750         654,375
  Cascades, Inc. 7.25%, 2/15/13 ........      Ba          750         798,750
  CHC Helicopter Corp. 7.375%, 5/1/14 ..      B           685         726,100
  Corus Entertainment, Inc. 8.75%, 3/1/12     B            90          99,225
  Norske Skog Canada Ltd. 7.375%, 3/1/14      Ba          715         748,962
  Nova Chemicals Corp. 6.50%, 1/15/12 ..      Ba          300         319,500
  Rogers Wireless Communications, Inc.
    144A 8%, 12/15/12 (b) ..............      B           400         425,000
  Rogers Cable, Inc. 7.875%, 5/1/12 ....      Ba        1,000       1,095,000
  Rogers Wireless Communications, Inc.
    6.375%, 3/1/14 .....................      Ba          575         572,125
                                                                 ------------
                                                                    5,439,037
                                                                 ------------
FRANCE--0.6%
  France Telecom 8.50%, 3/1/11 .........      Baa       1,250       1,491,129
                                                                 ------------
GERMANY--1.8%
  Deutsche Telekom International Finance
    BV 3.875%, 7/22/08 .................      Baa         250         249,570
  Deutsche Telekom International Finance
    BV 8.50%, 6/15/10 ..................      Baa       1,000       1,191,373
  European Investment Bank 6%, 7/15/05 .      Aaa       3,718(i)    2,925,441
                                                                 ------------
                                                                    4,366,384
                                                                 ------------
HONG KONG--0.4%
  Hutchison Whampoa International Ltd.
    144A 5.45%, 11/24/10 (b) ...........      A           150         155,352
  Hutchison Whampoa International Ltd.
    144A 6.25%, 1/24/14 (b) ............      A           750         789,826
                                                                 ------------
                                                                      945,178
                                                                 ------------
KAZAKHSTAN--1.4%
  Kazkommerts International BV 144A
    7.875%, 4/7/14 (b) .................      Baa       1,000       1,005,000
  Kazkommerts International BV RegS
    10.125%, 5/8/07 (o) ................      Baa         250         271,400
  Tengizchevroil LLP 144A 6.124%,
    11/15/14 (b) .......................      Baa       1,250       1,253,125
  TuranAlem Finance BV 144A 7.875%,
    6/2/10 (b) .........................      Baa       1,000       1,000,000
                                                                 ------------
                                                                    3,529,525
                                                                 ------------
LUXEMBOURG--0.4%
  Lighthouse International Co.
    SA 144A 8%, 4/30/14 (b) ............      B           750(j)    1,039,826
                                                                 ------------
MALAYSIA--0.5%
  Malaysia International Shipping Corp.
    Capital Ltd. 144A 6.125%, 7/1/14 (b)      Baa       1,250       1,346,696
                                                                 ------------
MEXICO--0.4%
  America Movil SA de C.V. 5.50%, 3/1/14      Baa       1,000         987,905
                                                                 ------------
NETHERLANDS--0.0%
  Fresenius Finance BV 144A 7.75%,
    4/30/09 (b) ........................      Ba           50(j)       74,929
                                                                 ------------
NORWAY--0.5%
  Norske Skogindustrier ASA 144A 6.125%,
    10/15/15 (b) .......................      Baa       1,250       1,295,575
                                                                 ------------
RUSSIA--0.1%
  UBS (Vimpelcom) 144A 8.375%,
    10/22/11 (b) .......................      B           250         246,250
                                                                 ------------


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)         VALUE
                                            ---------  -----     ------------

UNITED KINGDOM--0.9%
  British Sky Broadcasting Group plc 6.875%,
    2/23/09 ............................      Baa      $1,850    $  2,031,303
  Hanson Australia Funding Ltd. 5.25%,
    3/15/13 ............................      Baa         125         127,348
  SABMiller plc 144A 6.625%, 8/15/33 (b)      Baa          75          85,075
                                                                 ------------
                                                                    2,243,726
                                                                 ------------
UNITED STATES--1.0%
  Crown European Holdings SA 10.25%,
    3/1/11 .............................      B+(c)     1,500(j)    2,370,192
                                                                 ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $25,785,009) .............................      27,405,497
                                                                 ------------
DOMESTIC CONVERTIBLE BONDS--0.0%
COMPUTER STORAGE & PERIPHERALS--0.0%
  Candescent Technologies Corp. Cv.
    144A 8%, 11/1/05 (b)(e)(f)(g) ......      NR           50               0
                                                                 ------------
TOTAL DOMESTIC CONVERTIBLE BONDS
  (Identified cost $42,439) .................................               0
                                                                 ------------


                                                       SHARES
                                                       ------
DOMESTIC PREFERRED STOCKS--0.1%
REITS--0.0%
  Saul Centers, Inc. Pfd. 8% ......................       425          11,369
                                                                 ------------
THRIFTS & MORTGAGE FINANCE--0.1%
  Chevy Chase Bank Pfd. 8% ........................     3,925         113,825
  Chevy Chase Preferred Capital Corp.
    Series A Pfd. 10.375% .........................     1,225          70,756
                                                                 ------------
                                                                      184,581
                                                                 ------------
TOTAL DOMESTIC PREFERRED STOCKS
  (Identified cost $178,955) ................................         195,950
                                                                 ------------
DOMESTIC COMMON STOCKS--0.0%
INTEGRATED TELECOMMUNICATION SERVICES--0.0%
  AT&T Latin America Corp. Class A (e) ............    64,050             320
                                                                 ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $281,820) ................................             320
                                                                 ------------
WARRANTS--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
  Loral Space & Communications, Inc. (e)(f) .......     1,000               0
                                                                 ------------
TOTAL WARRANTS
  (Identified cost $0) ......................................               0
                                                                 ------------
TOTAL LONG TERM INVESTMENTS--97.3%
  (Identified cost $231,607,474) ............................     243,114,398
                                                                 ------------

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                           ---------   ------    ------------

SHORT-TERM INVESTMENTS--1.4%
COMMERCIAL PAPER--1.4%
  UBS Finance Delaware LLC 2.20%,
    1/3/05 .............................       A-1+    $3,600      $3,599,560
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $3,599,560) ..............................       3,599,560
                                                                 ------------
TOTAL INVESTMENTS--98.7%
  (Identified cost $235,207,034) ............................     246,713,958(a)
  Other assets and liabilities, net--1.3% ...................       3,171,135
                                                                 ------------
NET ASSETS--100.0% ..........................................    $249,885,093
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,283,714 and gross depreciation of $890,830 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $235,321,074.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $39,963,935 or 16% of net assets.
(c) As rated by Standard & Poor's or Fitch.
(d) Foreign Corporate Bonds are determined based on the country in which the security is issued. The country at risk, noted in the header, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(e) Non-income producing.
(f) Illiquid. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At December 31, 2004, these securities amounted to a value of $0 or 0% of net assets.
(g) Restricted security. For acquisition information, please see Note 6 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(h) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(i) Par value represents Australian Dollar.
(j) Par value represents Euro.
(k) Par value  represents New Zealand Dollar.
(l) Par value represents South African Rand.
(m) When-issued security.
(n) All or a portion segregated as collateral for a when-issued security.
(o) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(p) Par value represents  British Pound.
(q) Par is less than $1,000.
(r) Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $235,207,034) ............................................     $246,713,958
Receivables
  Interest ...............................................................................................        4,139,906
  Investment securities sold .............................................................................          650,482
  Fund shares sold .......................................................................................          248,647
Prepaid expenses .........................................................................................            4,598
                                                                                                               ------------
    Total assets .........................................................................................      251,757,591
                                                                                                               ------------
LIABILITIES
Cash overdraft ...........................................................................................            3,920
Payables
  Investment securities purchased ........................................................................        1,523,141
  Fund shares repurchased ................................................................................          131,979
  Investment advisory fee ................................................................................          105,842
  Adminstration fee ......................................................................................           16,950
  Financial agent fee ....................................................................................           15,899
  Trustees' fee ..........................................................................................              147
Accrued expenses .........................................................................................           74,620
                                                                                                               ------------
    Total liabilities ....................................................................................        1,872,498
                                                                                                               ------------
NET ASSETS ...............................................................................................     $249,885,093
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .......................................................     $260,167,592
  Undistributed net investment income ....................................................................          262,973
  Accumulated net realized loss ..........................................................................      (22,076,422)
  Net unrealized appreciation ............................................................................       11,530,950
                                                                                                               ------------
NET ASSETS ...............................................................................................     $249,885,093
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .........................       26,508,068
                                                                                                               ============
Net asset value and offering price per share .............................................................            $9.43
                                                                                                                      =====



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Interest .................................................................................................    $15,046,057
  Dividends ................................................................................................         11,291
  Foreign taxes withheld ...................................................................................         (6,016)
                                                                                                                -----------
    Total investment income ................................................................................     15,051,332
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..................................................................................      1,174,804
  Financial agent fee ......................................................................................        175,920
  Administration fee .......................................................................................        187,985
  Custodian ................................................................................................         61,220
  Printing .................................................................................................         49,779
  Professional .............................................................................................         30,261
  Trustees .................................................................................................          9,589
  Miscellaneous ............................................................................................         26,516
                                                                                                                -----------
    Total expenses .........................................................................................      1,716,074
    Custodian fees paid indirectly .........................................................................         (2,926)
                                                                                                                -----------
    Net expenses ...........................................................................................      1,713,148
                                                                                                                -----------
NET INVESTMENT INCOME ......................................................................................     13,338,184
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .........................................................................      3,962,105
  Net realized gain on foreign currency transactions .......................................................          7,632
  Net change in unrealized appreciation (depreciation) on investments ......................................     (1,332,064)
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency translations          3,812
                                                                                                                -----------
NET GAIN ON INVESTMENTS ....................................................................................      2,641,485
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................    $15,979,669
                                                                                                                ===========

                        See Notes to Financial Statements

                PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED      YEAR ENDED
                                                                                                 12/31/04        12/31/03
                                                                                               ------------    ------------
FROM OPERATIONS
  Net investment income (loss) ...........................................................     $ 13,338,184    $ 12,222,315
  Net realized gain (loss) ...............................................................        3,969,737      10,089,615
  Net change in unrealized appreciation (depreciation) ...................................       (1,328,252)      3,545,543
                                                                                               ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ............................       15,979,669      25,857,473
                                                                                               ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................................................      (14,559,121)    (12,723,194)
                                                                                               ------------    ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............................      (14,559,121)    (12,723,194)
                                                                                               ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (5,050,217 and 5,555,330 shares, respectively) ...........       47,243,185      50,501,423
  Net asset value of shares issued in conjunction with Plan of Reorganization
    (5,476,476 and 0 shares, respectively) (See Note 9) ..................................       50,639,637              --
  Net asset value of shares issued from reinvestment of distributions
    (1,571,329 and 1,398,175 shares, respectively) .......................................       14,559,121      12,723,194
  Cost of shares repurchased (6,733,347 and 6,251,666 shares, respectively) ..............      (62,479,837)    (56,846,744)
                                                                                               ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ..............................       49,962,106       6,377,873
                                                                                               ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS ..................................................       51,382,654      19,512,152
NET ASSETS
  Beginning of period ....................................................................      198,502,439     178,990,287
                                                                                               ------------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $262,973 AND $755,101, RESPECTIVELY) ..............................................     $249,885,093    $198,502,439
                                                                                               ============    ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                     YEAR ENDED DECEMBER 31,
                                                                           -----------------------------------------------
                                                                            2004      2003(3)   2002      2001(2)   2000
                                                                           ------     -------   ------   --------   ------
Net asset value, beginning of period ..............................        $ 9.39     $ 8.76    $ 8.55    $ 8.75    $ 8.92
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................................          0.55       0.58      0.61      0.72(1)   0.75
  Net realized and unrealized gain (loss) .........................          0.07       0.66      0.22     (0.21)    (0.19)
                                                                           ------     ------    ------    ------    ------
    TOTAL FROM INVESTMENT OPERATIONS ..............................          0.62       1.24      0.83      0.51      0.56
                                                                           ------     ------    ------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............................         (0.58)     (0.61)    (0.62)    (0.71)    (0.73)
                                                                           ------     ------    ------    ------    ------
    TOTAL DISTRIBUTIONS ...........................................         (0.58)     (0.61)    (0.62)    (0.71)    (0.73)
                                                                           ------     ------    ------    ------    ------
CHANGE IN NET ASSET VALUE .........................................          0.04       0.63      0.21     (0.20)    (0.17)
                                                                           ------     ------    ------    ------    ------
NET ASSET VALUE, END OF PERIOD ....................................        $ 9.43     $ 9.39    $ 8.76    $ 8.55    $ 8.75
                                                                           ======     ======    ======    ======    ======
Total return ......................................................          6.84%     14.58%    10.00%     6.09%     6.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...........................      $249,885   $198,502  $178,990  $167,229  $160,101
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..........................................          0.73%      0.74%     0.69%     0.65%     0.65%
  Gross operating expenses ........................................          0.73%      0.74%     0.69%     0.71%     0.69%
  Net investment income ...........................................          5.68%      6.35%     7.05%     8.14%     8.45%
Portfolio turnover ................................................           100%       156%      168%      188%      148%

(1) Computed using average shares outstanding.
(2) As required,  effective  January 1, 2001, the Fund has adopted the  provisions of AICPA Audit and  Accounting  Guide for
    Investment  Companies and began amortizing premium on debt securities and including paydown gains and losses in interest income.  The effect of this change for the year ended  December  31, 2001,  was to increase the ratio of net  investment income to  average  net  assets  from  8.13% to 8.14%.  There was no effect to net  investment  income per share and net realized and unrealized gain (loss) per share.  Per share ratios and  supplemental  data for prior periods have not been restated to reflect this change.
(3) As a result of recent changes in generally accepted accounting  principles,  the series  reclassified  periodic payments made under interest rate swap agreements,  previously  included within interest income,  as a component of realized gain
    (loss) in the statement of  operations.  The effect of this  reclassification  was a decrease of $0.01 to net investment income per share and an increase to net  realized  and  unrealized  gain (loss) per share by $0.01 for the period  ended
    December 31, 2003. The net investment income ratio for the period ended December 31, 2003, changed by 0.06%.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, DAVID ALBRYCHT, CFA


Q: WHAT IS THE PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is high current income while attempting to limit changes in the series' net asset value per share caused by interest rate changes. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 5.34%, exceeding the 4.34% return of the Lehman Brothers Aggregate Bond Index, a broadbased fixed income index, and the 1.93% return of the Merrill Lynch 1-2.99 year Medium Quality Corporate Bond Index, the series' style-specific benchmark. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE FIXED INCOME MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: The broad U.S. bond market, represented by the Lehman Aggregate Bond Index, returned 4.34% for 2004, slightly better than the 4.10% return for 2003. Short-term interest rates rose significantly during the year while long-term interest rates changed only slightly, resulting in a flatter yield curve. We believe expectations of moderate economic growth and low inflation have helped to keep a ceiling on long-term interest rates.

     The Federal Reserve increased the federal funds rate five times over the course of 2004, by a quarter-point (0.25%) each, resulting in the rate more than doubling to 2.25% from 1.00% at the start of the year. While short-term rates rose significantly in 2004, long-term rates declined slightly, reflecting market expectations that high oil prices may restrain economic growth. While oil prices fell 9% over the fourth quarter, prices are already up 54% since the start of the year. Higher oil prices have begun to work their way through the economy, resulting in overall inflation, as measured by the CPI, increasing 3.5% year-over-year through November, nearly double the year-over-year rate at the start of the year.

     Spread sectors performed well during the year, as the demand for non-Treasury sectors was steady due to the improving credit environment and the need for yield. Emerging market bonds, in particular, performed well due to strong fundamentals. High yield bonds also performed well, driven by solid corporate profit growth and strong balance sheets.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: The series performed well during the last year primarily because of its investment in spread product. Given that the series' strategy is to be well diversified across all bond market sectors, shareholders benefited from an improving credit environment and high demand for yield in spread products. Specifically, the portfolio's exposure to non-dollar securities, emerging market and corporate high yield issues provided attractive yield and total return opportunities. Additionally, the series' shorter duration relative to the overall bond market limited its volatility to interest rate fluctuations.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We begin 2005 following two years of significant spread tightening and stellar performance, specifically in the credit intensive sectors such as investment grade and high yield corporates. However, we remain comfortable with maintaining exposure to these sectors due to the continuation of strong fundamentals. We will maintain diversification in all of our credit intensive sectors, emphasizing high quality issues within the high yield sector.

     We have slight overweight positions relative to our benchmark in high quality commercial mortgage-backed securities and taxable municipal bonds, both of which provide attractive alternatives to AAA-rated corporate bonds. We have a constructive view of mortgages, which provide a yield advantage to corporate bonds, and may continue to benefit from a positive technical environment.

     Given the current environment, we expect modest returns for fixed income. On a positive note, we believe the portfolio is well positioned to capitalize on opportunities as they arise, and will take advantage of any weakness in either sectors or individual issues that may create value. This strategy has proven successful over the years, as demonstrated by our investment performance.

                                                                    JANUARY 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


                                                                                 FROM
                                                                               INCEPTION
                                                                               6/2/03 TO
                                                                   1 YEAR      12/31/04
----------------------------------------------------------------------------------------
  Multi-Sector Short Term Bond Series                               5.34%         5.26%
----------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index                              4.34%         2.84%
----------------------------------------------------------------------------------------
  Merrill Lynch 1-2.99 year Medium Quality Corporate Bond Index     1.93%         2.24%
----------------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 6/2/03 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                                                     Merrill Lynch
              Multi-Sector    Lehman Brothers         1-2.99 year
              Short Term         Aggregate          Medium Quality
              Bond Series       Bond Index       Corporate Bond Index
              ------------    ---------------    --------------------

6/2/03          $10,000           $10,000               $10,000
12/31/03         10,296            10,018                10,144
12/31/04         10,845            10,453                10,340

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Domestic Corporate Bonds                    43%
Foreign Government Securities               19
Non-Agency Mortgage-backed Securities       14
Foreign Corporate Bonds                     12
Agency Mortgage-backed Securities            5
Municipal Bonds                              2
Other                                        5

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
                     DATA CURRENT TO MOST RECENT MONTH-END.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Goodwin Multi-Sector Short Term Bond Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                           BEGINNING            ENDING           EXPENSES PAID
            GOODWIN MULTI-SECTOR SHORT TERM              ACCOUNT VALUE       ACCOUNT VALUE          DURING
                      BOND SERIES                        JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
            -------------------------------              -------------     -----------------     -------------
            Actual                                         $1,000.00           $1,052.50             $3.61

            Hypothetical (5% return before expenses)        1,000.00            1,021.57              3.56

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.70%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 5.34%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,053.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(l)
--------------------------------------------------------------------------------
 1. Freddie Mac 4.50%, 12/1/18                                            4.9%
 2. Federative Republic of Brazil 8%, 4/15/14                             2.7%
 3. Republic of Venezuela 5.375%, 8/7/10                                  1.8%
 4. European Investment Bank 6%, 7/15/05                                  1.4%
 5. Russian Federation RegS 8.25%, 3/31/10                                1.4%
 6. Deutsche Mortgage Securities, Inc. 04-1, 3A3 3.69%, 12/25/33          1.4%
 7. Yum! Brands, Inc. 7.70%, 7/1/12                                       1.3%
 8. Government of New Zealand Series 206 6.50%, 2/15/06                   1.3%
 9. AT&T Wireless Services, Inc. 7.875%, 3/1/11                           1.1%
10. Republic of Turkey 10.50%, 1/13/08                                    1.1%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)        VALUE
                                            ---------  -----     -----------

AGENCY MORTGAGE-BACKED SECURITIES--4.9%
  Freddie Mac 4.50%, 12/1/18 ...........      Aaa      $1,777    $ 1,775,784
                                                                 -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $1,806,433) ..............................      1,775,784
                                                                 -----------
MUNICIPAL BONDS--2.3%
CALIFORNIA--1.4%
  Sonoma County Pension Obligation
    Revenue Taxable Series A 2.43%,
    12/1/06 ............................      Aaa         250        245,647
  Ventura County Pension Obligation
    Taxable 6.58%, 11/1/06 .............      Aaa         250        264,325
                                                                 -----------
                                                                     509,972
                                                                 -----------
NEW YORK--0.9%
  New York State Dormitory Authority
    Revenue Taxable Series B 3.35%,
    12/15/09 ...........................      AA(c)       315         300,844
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $833,825) ................................         810,816
                                                                 ------------
ASSET-BACKED SECURITIES--1.6%
  AmeriCredit Automobile Receivables
    Trust 01-D, A4 4.41%, 11/12/08 .....      Aaa         171        172,307
  Bombardier Capital Mortgage
    Securitization Corp. 99-A, A3
    5.98%, 1/15/18 .....................      B           146        142,083
  Carmax Auto Owner Trust 04-2, D
    3.67%, 9/15/11 .....................      Baa         250        247,813
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $563,848) ................................        562,203
                                                                 -----------
DOMESTIC CORPORATE BONDS--43.3%
ADVERTISING--0.3%
  Dex Media West LLC 144A 5.875%,
    11/15/11 (b) .......................      B           100        100,000
                                                                 -----------
AEROSPACE & DEFENSE--1.0%
  Raytheon Co. 4.85%, 1/15/11 ..........      Baa         350        358,611
                                                                 -----------
AIRLINES--1.9%
  American Airlines, Inc. 6.977%,
    5/23/21 ............................      Ba          158        147,819
  Continental Airlines, Inc. 01-1
    6.703%, 6/15/21 ....................      Baa          65         62,727
  Continental Airlines, Inc. Series
    98-1A 6.648%, 9/15/17 ..............      Baa          68         65,724
  Delta Air Lines, Inc. 6.417%, 7/2/12 .      Aaa          68         70,987
  Delta Air Lines, Inc. 6.718%, 1/2/23 .      Aaa         270        281,571
  Northwest Airlines, Inc. 00-1 8.072%,
    4/1/21 .............................      Aaa          61         68,687
                                                                 -----------
                                                                     697,515
                                                                 -----------


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)        VALUE
                                            ---------  -----     -----------

ALTERNATIVE CARRIERS--0.4%
  Time Warner Telecom Holdings, Inc. 6.29%,
    2/15/11 (d) ........................      B        $  150    $   152,625
                                                                 -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.6%
  Jones Apparel Group 144A 4.25%,
    11/15/09 (b) .......................      Baa         225        224,211
                                                                 -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.7%
  Amvescap plc 144A 4.50%, 12/15/09 (b)       A           250        249,735
                                                                 -----------
AUTO PARTS & EQUIPMENT--1.6%
  Dana Corp. 6.50%, 3/1/09 .............      Ba          150        159,000
  Dura Operating Corp. Series D 9%, 5/1/09    B           150        149,250
  Meritor Automotive, Inc. 6.80%, 2/15/09     Ba          250        263,750
                                                                 -----------
                                                                     572,000
                                                                 -----------
AUTOMOBILE MANUFACTURERS--1.0%
  DaimlerChrysler NA Holding Corp. 4.05%,
    6/4/08 .............................      A           350        349,278
                                                                 -----------
CASINOS & GAMING--2.0%
  Argosy Gaming Co. 9%, 9/1/11 .........      Ba          250        280,000
  GTECH Holdings Corp. 4.75%, 10/15/10 .      Baa         250        250,955
  Harrah's Operating Co., Inc. 7.875%,
    12/15/05 ...........................      Ba          200        208,500
                                                                 -----------
                                                                     739,455
                                                                 -----------
COMMODITY CHEMICALS--0.6%
  Equistar Chemicals L.P./Equistar Funding
    Corp. 10.625%, 5/1/11 ..............      B           200        233,000
                                                                 -----------
COMMUNICATIONS EQUIPMENT--0.5%
  Motorola, Inc. 7.625%, 11/15/10 ......      Baa         150        173,994
                                                                 -----------
CONSUMER FINANCE--2.7%
  Capital One Bank 4.25%, 12/1/08 ......      Baa         250        251,818
  Ford Motor Credit Co. 7.25%, 10/25/11       A           250        268,106
  General Motors Acceptance Corp. 3.08%,
    9/23/08 (d) ........................      Baa         250        243,623
  MBNA Corp. 4.625%, 9/15/08 ...........      Baa         200        203,131
                                                                 -----------
                                                                     966,678
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.7%
  Convergys Corp. 4.875%, 12/15/09 .....      Baa         250        248,859
                                                                 -----------
DISTILLERS & VINTNERS--0.6%
  Constellation Brands, Inc. Series B 8%,
    2/15/08 ............................      Ba          200        218,500
                                                                 -----------
DIVERSIFIED BANKS--0.7%
  Wells Fargo & Co. 3.125%, 4/1/09 .....      Aa          250        242,304
                                                                 -----------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)        VALUE
                                            ---------  -----     -----------

DIVERSIFIED CHEMICALS--0.7%
  ISP Holdings, Inc. Series B 10.625%,
    12/15/09 ...........................      B        $  225    $   250,313
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--0.7%
  International Lease Finance Corp.
    4.50%, 5/1/08 ......................      A           250        253,193
                                                                 -----------
ELECTRIC UTILITIES--2.8%
  Commonwealth Edison Co. Series 102
    4.74%, 8/15/10 .....................      A           100        102,978
  Consumers Energy Co. Series H 4.80%,
    2/17/09 ............................      Baa         200        204,858
  Entergy Gulf States, Inc. 3.60%,
    6/1/08 .............................      Baa         200        196,761
  Pacific Gas & Electric Co. 2.72%,
    4/3/06 (d) .........................      Baa          69         69,056
  PPL Capital Funding Trust I Series A
    4.33%, 3/1/09 ......................      Baa         250        247,090
  Public Service Co. of Colorado
    Series 14 4.375%, 10/1/08 ..........      A           200        202,799
                                                                 -----------
                                                                   1,023,542
                                                                 -----------
ENVIRONMENTAL SERVICES--0.6%
  Allied Waste North America Series B
    8.50%, 12/1/08 .....................      B           200        213,000
                                                                 -----------
FOOD RETAIL--1.4%
  Albertson's, Inc. 6.95%, 8/1/09 ......      Baa         250        276,336
  Safeway, Inc. 4.125%, 11/1/08 ........      Baa         250        248,532
                                                                 -----------
                                                                     524,868
                                                                 -----------
HEALTH CARE EQUIPMENT--0.7%
  Fisher Scientific International, Inc.
    144A 6.75%, 8/15/14 (b) ............      Ba          250        269,375
                                                                 -----------
HEALTH CARE FACILITIES--0.9%
  Service Corporation International
    7.20%, 6/1/06 ......................      Ba          300        313,500
                                                                 -----------
HOMEBUILDING--0.7%
  Horton (D.R.), Inc. 5%, 1/15/09 ......      Ba          250        253,125
                                                                 -----------
HOTELS, RESORTS & CRUISE LINES--1.2%
  Hilton Hotels Corp. 7.625%, 5/15/08 ..      Baa         200        221,504
  La Quinta Properties 7%, 8/15/12 .....      Ba          190        201,875
                                                                 -----------
                                                                     423,379
                                                                 -----------
HOUSEWARES & SPECIALTIES--0.9%
  Newell Rubbermaid, Inc. 4%, 5/1/10 ...      Baa         350        339,642
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.4%
  AT&T Wireless Services, Inc. 7.875%,
    3/1/11 .............................      Baa         350        412,516
  Qwest Corp. 144A 7.875%, 9/1/11 (b) ..      Ba          250        272,500
  Sprint Capital Corp. 6.375%, 5/1/09 ..      Baa         250        271,507
  Verizon Communications, Inc. 7.51%,
    4/1/09 .............................      A           250        282,248
                                                                 -----------
                                                                   1,238,771
                                                                 -----------
INVESTMENT BANKING & BROKERAGE--1.4%
  Credit Suisse First Boston USA, Inc.
    4.625%, 1/15/08 ....................      Aa          250        256,175
  Lehman Brothers Holdings, Inc.
    4.375%, 11/30/10 ...................      A           250        250,258
                                                                 -----------
                                                                     506,433
                                                                 -----------
IT CONSULTING & OTHER SERVICES--0.4%
  Unisys Corp. 6.875%, 3/15/10 .........      Ba          120        129,000
                                                                 -----------
MULTI-LINE INSURANCE--0.6%
  ASIF Global Financing XXIII 144A
    3.90%, 10/22/08 (b) ................      Aaa         200        199,912
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--0.4%
  Halliburton Co. 5.50%, 10/15/10 ......      Baa         125        131,660
                                                                 -----------


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)        VALUE
                                            ---------  -----     -----------

OIL & GAS EXPLORATION & PRODUCTION--1.2%
  Chesapeake Energy Corp. 7.50%,
    6/15/14 ............................      Ba       $   50    $    54,875
  Chesapeake Energy Corp. 6.875%,
    1/15/16 ............................      Ba          100        105,250
  Forest Oil Corp. 8%, 12/15/11 ........      Ba          250        286,875
                                                                 -----------
                                                                     447,000
                                                                 -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.7%
  Enterprise Products Operating
    144A 4%, 10/15/07 (b) ..............      Baa         250        249,390
                                                                 -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0 7%
  MassMutual Global Funding II 144A
    3.50%, 3/15/10 (b) .................      Aa          250        241,018
                                                                 -----------
PACKAGED FOODS & MEATS--0.3%
  PPC Escrow Corp. 9.25%, 11/15/13 .....      B           100        112,500
                                                                 -----------
PAPER PACKAGING--1.0%
  Jefferson Smurfit Corp. 8.25%, 10/1/12      B           100        109,500
  Packaging Corporation of America
    4.375%, 8/1/08 .....................      Ba          250        251,139
                                                                 -----------
                                                                     360,639
                                                                 -----------
PAPER PRODUCTS--0.8%
  Bowater, Inc. 4.88%, 3/15/10 (d) .....      Ba          165        169,125
  Georgia-Pacific Corp. 7.375%, 7/15/08       Ba          100        109,250
                                                                 -----------
                                                                     278,375
                                                                 -----------
PUBLISHING & PRINTING--0.3%
  Dex Media West LLC/Dex Media West
    Finance Co. Series B 8.50%, 8/15/10       B           100        111,250
                                                                 -----------
REGIONAL BANKS--0.7%
  Popular North America, Inc. 3.875%,
    10/1/08 ............................      A           250        249,681
                                                                 -----------
REITS--1.8%
  Heritage Property Investment Trust
    144A 4.50%, 10/15/09 (b) ...........      Baa         250        247,105
  Kimco Realty Corp. 4.82%, 8/15/11 ....      Baa         400        401,813
                                                                 -----------
                                                                     648,918
                                                                 -----------
RESTAURANTS--1.3%
  Yum! Brands, Inc. 7.70%, 7/1/12 ......      Baa         400        473,894
                                                                 -----------
SPECIALIZED FINANCE--0.7%
  CIT Group, Inc. 4.75%, 12/15/10 ......      A           250        254,036
                                                                 -----------
SPECIALTY CHEMICALS--0.7%
  Lubrizol Corp. 4.625%, 10/1/09 .......      Baa         250        249,877
                                                                 -----------
SPECIALTY STORES--0.6%
  AutoNation, Inc. 9%, 8/1/08 ..........      Ba          200        229,500
                                                                 -----------
TOBACCO--0.4%
  Altria Group, Inc. 5.625%, 11/4/08 ...      Baa         150        155,892
                                                                 -----------
TOTAL DOMESTIC CORPORATE BONDS
  (Identified cost $15,465,966) .............................     15,658,448
                                                                 -----------
NON-AGENCY MORTGAGE-BACKED SECURITIES--14.0%
  ABSC Net Interest Margin Trust
    04-HE9, A1 144A 5%, 12/25/34 (b) ...      BBB-(c)     100         99,647
  Argent Net Interest Margin Trust
    04-WN9, A 144A 5.19%, 10/25/34 (b) .      BBB(c)       57         57,186
  Asset Backed Funding Corp. Net
    Interest Margin Trust 04-HE6, A1
    144A 5%, 9/27/34 (b) ...............      BBB+(c)     294        294,431
  Asset Backed Funding Corp. Net
    Interest MarginTrust 04-HE1, N1
    144A 4.45%, 7/26/34 (b) ............      A-(c)       136        135,988
  Bear Stearns Asset Backed Securities
    Net Interest Margin 04-HE1N, A25
    144A 5.50%, 2/25/34 (b) ............      BB(c)       200        182,781

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)        VALUE
                                            ---------  -----     -----------

NON-AGENCY MORTGAGE-BACKED SECURITIES--CONTINUED
  Bear Stearns Asset Backed Securities
    Net Interest Margin 04-HE5N, A3
    5%, 7/25/34 ........................      BB(c)    $  100    $    92,016
  Bear Stearns Structured Products, Inc.
    03-2, A P.O. 144A 0%, 6/25/29 (b) ..      Baa          10          9,596
  Bear Stearns Structured Products, Inc.
    04-15, A P.O. 144A 0%, 11/27/34 (b)       Baa         197        167,406
  Bear Stearns Structured Products, Inc.
    04-6, C P.O. 0%, 2/25/34 ...........      Baa         194        180,032
  Chase Mortgage Finance Corp. 04-S1, M
    5.098%, 2/25/19 (d) ................      AA(c)        96         95,612
  Citifinancial Mortgage Securities, Inc.
    04-1, AF2 2.645%, 4/25/34 (d) ......      Aaa         250        242,004
  Countrywide Partnership Trust Net
    Interest Margin 04-EC1NC 144A 5%,
    9/25/35 (b) ........................      BBB(c)      188        188,359
  CS First Boston Mortgage Securities
    Corp. 01-CK1, A2 6.25%, 12/16/35 ...      Aaa         250        266,934
  CS First Boston Mortgage
    Securities Corp. 03-8, 3A24 5.50%,
    4/25/33 ............................      Aaa         290        292,252
  Deutsche Mortgage Securities, Inc.
    04-1, 3A3 3.69%, 12/25/33 ..........      Aaa         500        496,910
  First Franklin Net Interest Margin
    Trust 04-FF7A, A 144A 5%,
    9/27/34 (b) ........................      A-(c)       192        192,462
  GMAC Mortgage Corp. Loan Trust
    03-GH2, A2 3.69%, 7/25/20 ..........      Aaa         250        249,870
  Greenwich Capital Commercial Funding
    Corp. 04-Fl2A, 144A 4.18%,
    11/5/19 (b)(d) .....................      Baa         250        245,566
  GSAMP Trust Net Interest Margin 04-1,
    N1 144A 5.50%, 9/25/34 (b) .........      BBB(c)      202        202,191
  Homestar Net Interest Margin Trust
    04-3, A1 144A 5.50%, 7/25/34 (b) ...      BBB(c)      220        219,600
  Master Resecuritization Trust 5%,
    3/28/32 ............................      Baa         127        126,486
  Merrill Lynch Mortgage Investors,
    Inc. 96-C1, C 7.42%, 4/25/28 .......      AAA(c)      100        103,359
  Park Place Securities Net Interest
    Margin Trust 04-MCW1, B 144A
    7.385%, 9/25/34 (b) ................      BBB(c)      150        149,953
  Residential Asset Mortgage Products,
    Inc. 03-RS6, AI3 3.08%, 12/25/28 ...      Aaa         250        247,798
  Sail Net Interest Margin Notes 04-2A,
    A 144A 5.50%, 3/27/34 (b) ..........      BBB(c)       93         93,555
  Sharp SP I LLC Net Interest Margin
    Trust 04-FM1N, N 144A 6.16%,
    9/25/33 (b) ........................      BBB-(c)      84         84,677
  Starwood Commercial Mortgage Trust
    99-C1A, A1 144A 6.60%, 2/3/14 (b) ..      Aaa         252        266,333
  Structured Asset Securities Corp.
    Net Interest Margin Trust 03-28XS
    144A 7.50%, 9/28/33 (b) ............      A            20         19,922
  Structured Asset Securities Corp.
    Net Interest Margin Trust 03-36,
    XS 144A 7.50%, 11/25/33 (b) ........      A            71         70,816
                                                                 -----------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $5,100,985) ..............................      5,073,742
                                                                 -----------
FOREIGN GOVERNMENT SECURITIES--19.2%
AUSTRALIA--0.9%
  Commonwealth of Australia Series 705
    7.50%, 7/15/05 .....................      Aaa         425(g)     337,131
                                                                 -----------
BRAZIL--3.3%
  Federative Republic of Brazil 8%,
    4/15/14 ............................      B           947        969,206
  Federative Republic of Brazil DCB-L
    3.125%, 4/15/12 (d) ................      B           221        211,215
                                                                 -----------
                                                                   1,180,421
                                                                 -----------
BULGARIA--0.5%
  Republic Bulgaria Government Bond
    2.75%, 7/28/11 (d) .................      Ba          182        181,891
                                                                 -----------


                                             MOODY'S    PAR
                                             RATING    VALUE
                                           (UNAUDITED) (000)        VALUE
                                            ---------  -----     -----------

CHILE--0.7%
  Republic of Chile 2.519%, 1/28/08 (d)       Baa      $  250    $   251,625
                                                                 -----------
COLOMBIA--0.8%
  Republic of Colombia 11.375%, 1/31/08       Ba          100(e)     163,110
  Republic of Colombia 8.625%, 4/1/08 ..      Ba          100        110,650
                                                                 -----------
                                                                     273,760
                                                                 -----------
INDONESIA--0.4%
  Republic of Indonesia 7.75%, 8/1/06 ..      B           150        157,875
                                                                 -----------
LITHUANIA--0.6%
  Republic of Lithuania 6.625%, 2/20/08       A           150(e)     226,152
                                                                 -----------
MEXICO--1.3%
  United Mexican States 4.625%, 10/8/08       Baa         200        202,500
  United Mexican States 2.753%,
    1/13/09 (d) ........................      Baa         250        253,377
                                                                 -----------
                                                                     455,877
                                                                 -----------
NEW ZEALAND--1.3%
  Commonwealth of New Zealand
    Series 206 6.50%, 2/15/06 ..........      Aaa         635(f)     459,376
                                                                 -----------
PHILIPPINES--1.2%
  Republic of Philippines 9.875%,
    3/16/10 ............................      Ba          200        218,500
  Republic of Philippines 8.375%,
    2/15/11 ............................      Ba          200        200,750
                                                                 -----------
                                                                     419,250
                                                                 -----------
RUSSIA--2.1%
  Russian Federation 144A 8.25%,
    3/31/10 (b) ........................      Baa         250        276,875
  Russian Federation RegS 8.25%,
    3/31/10 (k) ........................      Baa         450        499,185
                                                                 -----------
                                                                     776,060
                                                                 -----------
SLOVAKIA--0.7%
  Slovak Republic 7.375%, 4/14/10 ......      A           150(e)     243,625
                                                                 -----------
SOUTH AFRICA--1.1%
  Republic of South Africa Series R152
    12%, 2/28/06 .......................      A         1,600(i)     299,395
  Republic of South Africa Series R153
    13%, 8/31/10 .......................      A           450(i)      98,471
                                                                 -----------
                                                                     397,866
                                                                 -----------
TURKEY--1.1%
  Republic of Turkey 10.50%, 1/13/08 ...      B           350        402,500
                                                                 -----------
UKRAINE--0.9%
  Republic of Ukraine 144A 5.33%,
    8/5/09 (b)(d) ......................      B           250        264,375
  Ukriane Government RegS 11%,
    3/15/07 (k) ........................      B            70         75,266
                                                                 -----------
                                                                     339,641
                                                                 -----------
UNITED KINGDOM--0.5%
  United Kingdom Gilt 4%, 3/7/09 .......      Aaa         100(h)     188,410
                                                                 -----------
VENEZUELA--1.8%
  Republic of Venezuela 5.375%, 8/7/10 .      B           700        652,315
                                                                 -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $6,570,597) ..............................      6,943,775
                                                                 -----------
FOREIGN CORPORATE BONDS(j)--12.1%
AUSTRALIA--1.2%
  Commonwealth Bank Series TCD 6.75%,
    12/1/07 ............................      Aaa         300(g)     243,497
  Westfield Capital Corp. 144A 4.375%,
    11/15/10 (b) .......................      A           200        197,812
                                                                 -----------
                                                                     441,309
                                                                 -----------
BERMUDA--0.6%
  Oil Insurance Ltd. 144A 5.15%,
    8/15/33 (b)(d) .....................      A           200        201,909
                                                                 -----------
BRAZIL--0.3%
  Petrobras International Finance Co.
    9.125%, 7/2/13 .....................      Ba          100        114,000
                                                                 -----------

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES


                                           MOODY'S      PAR
                                           RATING      VALUE
                                         (UNAUDITED)   (000)        VALUE
                                          ---------    ------    -----------

CANADA--0.3%
  Thomson Corp. (The) 4.25%, 8/15/09 ...      A        $  100    $   100,174
                                                                 -----------
FRANCE--0.8%
  France Telecom 8.50%, 3/1/11 .........      Baa         250        298,226
                                                                 -----------
GERMANY--2.4%
  Deutsche Telekom International
    Finance BV 3.875%, 7/22/08 .........      Baa         350        349,397
  European Investment Bank 6%, 7/15/05 .      Aaa         658(g)     517,736
                                                                 -----------
                                                                     867,133
                                                                 -----------
HONG KONG--0.7%
  Hutchison Whampoa International Ltd.
    144A 5.45%, 11/24/10 (b) ...........      A           250        258,920
                                                                 -----------
ITALY--0.7%
  Telecom Italia Capital SA 4%,
    11/15/08 ...........................      Baa         250        249,044
                                                                 -----------
KAZAKHSTAN--0.8%
  Kazkommerts International BV 144A
    10.125%, 5/8/07 (b) ................      Baa         250        271,875
                                                                 -----------
MALAYSIA--0.6%
  Malaysia International Shipping Corp.
    Capital Ltd. 144A 5%, 7/1/09 (b) ...      Baa         200        206,285
                                                                 -----------
MEXICO--0.7%
  America Movil SA de CV 144A 4.125%,
    3/1/09 (b) .........................      Baa         250        246,284
                                                                 -----------
QATAR--0.6%
  Ras Laffan Liquefied Natural Gas Co.,
    Ltd. 144A 3.437%, 9/15/09 (b) ......      Baa         229        224,869
                                                                 -----------
SOUTH KOREA--0.3%
  Export-Import Bank of  Korea 4.50%,
    8/12/09 ............................      A           120        121,003
                                                                 -----------
UNITED KINGDOM--1.5%
  British Telecommunications plc
    8.375%, 12/15/10 ...................      Baa         250        300,215
  Vedanta Resources plc 144A 6.625%,
    2/22/10 (b) ........................      Ba          250        253,305
                                                                 -----------
                                                                     553,520
                                                                 -----------
UNITED STATES--0.6%
  Tyco International Group SA 6.125%,
    1/15/09 ............................      Baa         200        215,808
                                                                 -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $4,306,763) ..............................      4,370,359
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--97.4%
  (Identified cost $34,648,417) .............................     35,195,127
                                                                 -----------


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)       VALUE
                                            ---------   -----    -----------


SHORT-TERM INVESTMENTS--1.4%
COMMERCIAL PAPER--1.4%
  Govco, Inc. 2.17%, 1/3/05 ............      A-1+       $495    $   494,940
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $494,940) ................................        494,940
                                                                 -----------
TOTAL INVESTMENTS--98.8%
  (Identified cost $35,143,357) .............................     35,690,067(a)
  Other assets and liabilities, net--1.2% ...................        446,076
                                                                 -----------
NET ASSETS--100.0% ..........................................    $36,136,143
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $728,892 and gross depreciation of $185,908 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $35,147,083.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $7,136,224 or 19.7% of net assets.
(c) As rated by Standard & Poor's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Par value represents Euro.
(f) Par value represents New Zealand Dollar.
(g) Par value represents Australian Dollar.
(h) Par value represents British Pound.
(i) Par value represents South African Rand.
(j) Foreign Corporate Bonds are determined based on the country in which the security is issued. The country of risk, noted parenthetically or in the header, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(k) Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(l) Table excludes short-term investments.

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $35,143,357) ..............................................     $35,690,067
Cash ......................................................................................................           1,335
Receivables
  Interest ................................................................................................         486,840
  Fund shares sold ........................................................................................         176,262
  Investment securities sold ..............................................................................          10,923
  Receivable from adviser .................................................................................             621
Prepaid expenses ..........................................................................................             521
                                                                                                                -----------
    Total assets ..........................................................................................      36,366,569
                                                                                                                -----------
LIABILITIES
  Payables
  Investment securities purchased .........................................................................         116,932
  Fund shares repurchased .................................................................................          58,169
  Professional fee ........................................................................................          33,397
  Financial agent fee .....................................................................................           4,451
  Administration fee ......................................................................................           2,405
  Trustees' fee ...........................................................................................             147
Accrued expenses ..........................................................................................          14,925
                                                                                                                -----------
    Total liabilities .....................................................................................         230,426
                                                                                                                -----------
NET ASSETS ................................................................................................     $36,136,143
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ........................................................     $35,779,774
  Distributions in excess of net investment income ........................................................          (1,018)
  Accumulated net realized loss ...........................................................................        (194,511)
  Net unrealized appreciation .............................................................................         551,898
                                                                                                                -----------
NET ASSETS ................................................................................................     $36,136,143
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..........................       3,556,672
                                                                                                                ===========
Net asset value and offering price per share ..............................................................          $10.16
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Interest .................................................................................................     $1,476,870
  Dividends ................................................................................................          2,226
                                                                                                                 ----------
    Total investment income ................................................................................      1,479,096
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ..................................................................................        151,406
  Financial agent fee ......................................................................................         48,617
  Administration fee .......................................................................................         24,225
  Professional .............................................................................................         29,546
  Printing .................................................................................................         24,078
  Custodian ................................................................................................         18,070
  Trustees .................................................................................................          9,466
  Miscellaneous ............................................................................................         20,751
                                                                                                                 ----------
    Total expenses .........................................................................................        326,159
    Less expenses reimbursed by investment adviser .........................................................       (171,543)
    Custodian fees paid indirectly .........................................................................             (2)
                                                                                                                 ----------
    Net expenses ...........................................................................................        154,614
                                                                                                                 ----------
NET INVESTMENT INCOME ......................................................................................      1,324,482
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments .........................................................................       (166,677)
  Net realized loss on foreign currency transactions .......................................................         (6,694)
  Net change in unrealized appreciation (depreciation) on investments ......................................        335,132
  Net change in unrealized appreciation (depreciation) on foreign currency and foreign currency translations          5,188
                                                                                                                 ----------
NET GAIN ON INVESTMENTS ....................................................................................        166,949
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................     $1,491,431
                                                                                                                 ==========

                        See Notes to Financial Statements

               PHOENIX-GOODWIN MULTI-SECTOR SHORT TERM BOND SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             FROM INCEPTION
                                                                                             YEAR ENDED        6/2/03 TO
                                                                                              12/31/04         12/31/03
                                                                                            ------------     --------------
FROM OPERATIONS
  Net investment income (loss) ........................................................     $  1,324,482       $   430,524
  Net realized gain (loss) ............................................................         (173,371)          (35,436)
  Net change in unrealized appreciation (depreciation) ................................          340,320           211,578
                                                                                            ------------       -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................        1,491,431           606,666
                                                                                            ------------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................................................       (1,321,660)         (434,567)
                                                                                            ------------       -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...........................       (1,321,660)         (434,567)
                                                                                            ------------       -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,831,844 and 2,295,193 shares, respectively) ........       38,645,326        22,896,056
  Net asset value of shares issued from reinvestment of distributions
    (131,168 and 43,418 shares, respectively) .........................................        1,321,660           434,567
  Cost of shares repurchased (2,530,249 and 214,702 shares, respectively) .............      (25,348,650)       (2,154,686)
                                                                                            ------------       -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...........................       14,618,336        21,175,937
                                                                                            ------------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS ...............................................       14,788,107        21,348,036
NET ASSETS
  Beginning of period .................................................................       21,348,036                --
                                                                                            ------------       -----------
  END OF PERIOD [(INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
    OF ($1,018) AND ($3,392), RESPECTIVELY) ...........................................     $ 36,136,143       $21,348,036
                                                                                            ============       ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                                             FROM INCEPTION
                                                                                             YEAR ENDED        6/2/03 TO
                                                                                              12/31/04         12/31/03
                                                                                            ------------     --------------
Net asset value, beginning of period ..................................................           $10.05            $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ........................................................             0.42              0.24
  Net realized and unrealized gain (loss) .............................................             0.11              0.05
                                                                                                  ------            ------
    TOTAL FROM INVESTMENT OPERATIONS ..................................................             0.53              0.29
                                                                                                  ------            ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................................................            (0.42)            (0.24)
                                                                                                  ------            ------
    TOTAL DISTRIBUTIONS ...............................................................            (0.42)            (0.24)
                                                                                                  ------            ------
CHANGE IN NET ASSET VALUE .............................................................             0.11              0.05
                                                                                                  ------            ------
NET ASSET VALUE, END OF PERIOD ........................................................           $10.16            $10.05
                                                                                                  ======            ======
Total return ..........................................................................             5.34%             2.96% (2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...............................................          $36,136           $21,348
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..............................................................             0.51% (3)         0.20% (1)
  Gross operating expenses ............................................................             1.08%             1.54% (1)
  Net investment income ...............................................................             4.37%             4.90% (1)
Portfolio turnover ....................................................................               79%               50% (2)

(1) Annualized.
(2) Not annualized.
(3) Represents blended net expense ratio. See Note 3(1) in the Notes to Financial Statements.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-KAYNE RISING DIVIDENDS SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is long-term capital appreciation with dividend income as a secondary consideration. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 5.26%. For the same period, the S&P 500(R) Index, a broadbased equity index and the series' style-specific benchmark, returned 10.86%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: Definite themes were apparent in the full year of 2004. In general, the stocks of smaller companies and lower quality companies performed much better than did the stocks of larger companies and higher quality companies. To illustrate, those companies in the S&P 500(R) Index with a market capitalization of $75 billion or greater returned 4.75% in 2004, while companies in the index with less than $10 billion in market capitalization returned 19.10%. The companies in the index with an S&P bond credit rating of triple-A returned 6.59% for the year, while those companies with debt rated below investment grade returned 17.23%.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: The series underperformed the S&P 500(R) Index in 2004 and the return of the series was more in line with that of the Dow Jones Industrial Average, which returned 5.30% for the year. To a substantial degree, the series'
underperformance versus the S&P 500(R) Index reflected the strong returns of lower quality and smaller companies. The series is focused exclusively on higher quality companies and is larger in capitalization than the S&P 500(R) Index.

     However, negative stock selection did play a role in the underperformance. In particular, the underperformance of Marsh & McLennan, Merck, and Pfizer significantly detracted from the total return for the year. Marsh & McLennan and Merck were sold from the portfolio. The position in Pfizer was increased in December because the safety data news on Celebrex appeared to be substantially discounted into the stock price, which appeared attractive. Pfizer has a very strong financial position and, in our view, is a well-managed company.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: A stock market environment favoring lower quality and smaller companies does not play to the strengths of the series, which focuses on high-quality larger cap companies. However, historically, the series has performed well during periods when the earnings momentum in the overall economy cyclically peaks and begins to decelerate. Such earnings deceleration appears to be occurring now. Higher quality companies generate more consistent earnings and dividend growth. These attributes become more prized during a general earnings deceleration.

     Given the historical defensiveness of the series, reflecting its quality attributes and stream of cash dividends, the series also tends to perform well on a relative basis in periods of rising interest rates, as was evident in the spring of 2004. In view of the inflationary pressures that are developing, the Federal Reserve appears intent on continuing to increase short-term interest rates.

     Over the longer term, we believe the companies held in the series are well positioned to generate consistent double-digit earnings and dividend growth, which provide solid underpinnings for long-term growth of investor capital.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                    FROM
                                                                  INCEPTION
                                                                 8/12/02 TO
                                                      1 YEAR      12/31/04
---------------------------------------------------------------------------
  Rising Dividends Series                              5.26%        8.32%
---------------------------------------------------------------------------
  S&P 500(R) Index                                    10.86%       15.10%
---------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

               Rising Dividends Series    S&P 500(R) Index
               -----------------------    ----------------

8/12/02                 $10,000               $10,000
12/31/02                  9,655                 9,806
12/31/03                 11,498                12,622
12/31/04                 12,103                13,993

For information regarding the index see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Financials                          18%
Information Technology              16
Consumer Staples                    16
Health Care                         13
Industrials                         13
Consumer Discretionary              11
Energy                               5
Other                                8

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
                     DATA CURRENT TO MOST RECENT MONTH-END.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Rising Dividends Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                           BEGINNING            ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE       ACCOUNT VALUE          DURING
            KAYNE RISING DIVIDENDS SERIES                JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
            -----------------------------                -------------     -----------------     -------------
            Actual                                         $1,000.00           $1,008.40             $4.29

            Hypothetical (5% return before expenses)        1,000.00            1,020.81              4.33

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.85%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 5.26%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,052.60.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(b)
--------------------------------------------------------------------------------
 1. General Electric Capital Corp.                                        5.3%
 2. Exxon Mobil Corp.                                                     4.7%
 3. Home Depot, Inc. (The)                                                4.6%
 4. Johnson & Johnson                                                     4.3%
 5. Pfizer, Inc.                                                          4.2%
 6. Wells Fargo & Co.                                                     4.0%
 7. Automatic Data Processing, Inc.                                       3.9%
 8. Linear Technology Corp.                                               3.8%
 9. Procter & Gamble Co. (The)                                            3.7%
10. Microsoft Corp.                                                       3.6%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                       SHARES       VALUE
                                                       ------    -----------

DOMESTIC COMMON STOCKS--96.2%
ASSET MANAGEMENT & CUSTODY BANKS--3.1%
  State Street Corp. ..............................    12,290    $   603,685
                                                                 -----------
COMPUTER HARDWARE--1.7%
  International Business Machines Corp. ...........     3,380        333,200
                                                                 -----------
CONSUMER FINANCE--1.5%
  American Express Co. ............................     5,115        288,333
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--3.9%
  Automatic Data Processing, Inc. .................    17,520        777,012
                                                                 -----------
DIVERSIFIED BANKS--4.0%
  Wells Fargo & Co. ...............................    12,565        780,915
                                                                 -----------
DIVERSIFIED CHEMICALS--2.7%
  Du Pont (E.I.) de Nemours & Co. .................    10,725        526,061
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--2.0%
  Cintas Corp. ....................................     8,800        385,968
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT--3.5%
  Emerson Electric Co. ............................     9,900        693,990
                                                                 -----------
FOOD DISTRIBUTORS--2.2%
  Sysco Corp. .....................................    11,450        437,046
                                                                 -----------
HEALTH CARE EQUIPMENT--2.0%
  Medtronic, Inc. .................................     7,925        393,635
                                                                 -----------
HOME FURNISHINGS--2.5%
  Leggett & Platt, Inc. ...........................    17,000        483,310
                                                                 -----------
HOME IMPROVEMENT RETAIL--4.6%
  Home Depot, Inc. (The) ..........................    21,010        897,967
                                                                 -----------
HOUSEHOLD PRODUCTS--3.7%
  Procter & Gamble Co. (The) ......................    13,060        719,345
                                                                 -----------
HYPERMARKETS & SUPER CENTERS--2.4%
  Wal-Mart Stores, Inc. ...........................     9,090        480,134
                                                                 -----------
INDUSTRIAL CONGLOMERATES--5.3%
  General Electric Co. ............................    28,295      1,032,768
                                                                 -----------
INDUSTRIAL MACHINERY--1.4%
  Illinois Tool Works, Inc. .......................     2,935        272,016
                                                                 -----------
INTEGRATED OIL & GAS--4.7%
  Exxon Mobil Corp. ...............................    18,015        923,449
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--2.7%
  SBC Communications, Inc. ........................    20,285        522,744
                                                                 -----------


                                                       SHARES       VALUE
                                                       ------    -----------

MOTORCYCLE MANUFACTURERS--2.3%
  Harley-Davidson, Inc. ...........................     7,400    $   449,550
                                                                 -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.6%
  Citigroup, Inc. .................................    14,700        708,246
                                                                 -----------
PACKAGED FOODS & MEATS--3.1%
  Sara Lee Corp. ..................................    16,300        393,482
  Wrigley (Wm.) Jr. Co. ...........................     3,255        225,213
                                                                 -----------
                                                                     618,695
                                                                 -----------
PHARMACEUTICALS--10.3%
  Johnson & Johnson ...............................    13,260        840,949
  Lilly (Eli) & Co. ...............................     6,355        360,646
  Pfizer, Inc. ....................................    30,695        825,389
                                                                 -----------
                                                                   2,026,984
                                                                 -----------
PUBLISHING & PRINTING--1.9%
  Gannett Co., Inc. ...............................     4,500        367,650
                                                                 -----------
REGIONAL BANKS--5.6%
  Fifth Third Bancorp .............................    13,275        627,642
  Synovus Financial Corp. .........................    16,750        478,715
                                                                 -----------
                                                                   1,106,357
                                                                 -----------
SEMICONDUCTORS--7.1%
  Intel Corp. .....................................    27,900        652,581
  Linear Technology Corp. .........................    19,151        742,293
                                                                 -----------
                                                                   1,394,874
                                                                 -----------
SOFT DRINKS--4.8%
  Coca-Cola Co. (The) .............................    14,125        588,024
  PepsiCo, Inc. ...................................     6,980        364,356
                                                                 -----------
                                                                     952,380
                                                                 -----------
SYSTEMS SOFTWARE--3.6%
  Microsoft Corp. .................................    26,568        709,631
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $16,887,349) .............................     18,885,945
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--96.2%
  (Identified cost $16,887,349) .............................     18,885,945
                                                                 -----------

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)       VALUE
                                            ---------    ----    -----------

SHORT-TERM INVESTMENTS--3.5%
FEDERAL AGENCY SECURITIES--3.5%
  FHLB 1%, 1/3/05 .........................     AAA      $680    $   679,962
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $679,962) ................................        679,962
                                                                 -----------
TOTAL INVESTMENTS--99.7%
  (Identified cost $17,567,311) .............................     19,565,907(a)
  Other assets and liabilities, net--0.3% ...................         54,899
                                                                 -----------
NET ASSETS--100.0% ..........................................    $19,620,806
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,448,246 and gross depreciation of $462,336 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $17,579,997.
(b) Table excludes short-term investments.

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $17,567,311) ...........................................        $19,565,907
Cash ...................................................................................................                669
Receivables
  Fund shares sold .....................................................................................             72,956
  Dividends ............................................................................................             29,172
Prepaid expenses .......................................................................................                350
                                                                                                                -----------
    Total assets .......................................................................................         19,669,054
                                                                                                                -----------
LIABILITIES
Payables
  Professional fee .....................................................................................             31,042
  Printing fee .........................................................................................              5,886
  Financial agent fee ..................................................................................              3,552
  Administration fee ...................................................................................              1,310
  Investment advsiory fee ..............................................................................                204
  Trustees' fee ........................................................................................                147
Accrued expenses .......................................................................................              6,107
                                                                                                                -----------
    Total liabilities ..................................................................................             48,248
                                                                                                                -----------
NET ASSETS .............................................................................................        $19,620,806
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................        $17,764,590
  Accumulated net realized loss ........................................................................           (142,380)
  Net unrealized appreciation ..........................................................................          1,998,596
                                                                                                                -----------
NET ASSETS .............................................................................................        $19,620,806
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................          1,665,724
                                                                                                                ===========
Net asset value and offering price per share ...........................................................             $11.78
                                                                                                                     ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ............................................................................................          $ 408,651
  Interest .............................................................................................              7,339
                                                                                                                  ---------
    Total investment income ............................................................................            415,990
                                                                                                                  ---------
EXPENSES
  Investment advisory fee ..............................................................................            123,535
  Financial agent fee ..................................................................................             40,602
  Administration .......................................................................................             14,118
  Professional .........................................................................................             32,948
  Printing .............................................................................................             17,601
  Trustees .............................................................................................              9,466
  Custodian ............................................................................................              8,096
  Miscellaneous ........................................................................................              9,868
                                                                                                                  ---------
    Total expenses .....................................................................................            256,234
    Less expenses reimbursed by investment adviser .....................................................           (106,227)
                                                                                                                  ---------
    Net expenses .......................................................................................            150,007
                                                                                                                  ---------
NET INVESTMENT INCOME ..................................................................................            265,983
                                                                                                                  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments .....................................................................           (128,949)
  Net change in unrealized appreciation (depreciation) on investments ..................................            731,893
                                                                                                                  ---------
NET GAIN ON INVESTMENTS ................................................................................            602,944
                                                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................          $ 868,927
                                                                                                                  =========

                        See Notes to Financial Statements

                      PHOENIX-KAYNE RISING DIVIDENDS SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------     ----------
FROM OPERATIONS
  Net investment income (loss) ............................................................      $   265,983      $  69,886
  Net realized gain (loss) ................................................................         (128,949)        87,174
  Net change in unrealized appreciation (depreciation) ....................................          731,893      1,297,287
                                                                                                 -----------      ---------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................          868,927      1,454,347
                                                                                                 -----------      ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................         (267,675)       (69,267)
  Net realized short-term gains ...........................................................               --        (80,708)
  Net realized long-term gains ............................................................               --         (4,744)
                                                                                                 -----------      ---------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................         (267,675)      (154,719)
                                                                                                 -----------      ---------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (768,520 and 1,189,552 shares, respectively) ..............        8,905,053     12,382,492
  Net asset value of shares issued from reinvestment of distributions
    (22,725 and 13,681 shares, respectively) ..............................................          267,675        154,719
  Cost of shares repurchased (340,209 and 159,198 shares, respectively) ...................       (3,936,117)    (1,698,454)
                                                                                                 -----------      ---------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................        5,236,611     10,838,757
                                                                                                 -----------      ---------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................        5,837,863     12,138,385
NET ASSETS
  Beginning of period .....................................................................       13,782,943      1,644,558
                                                                                                 -----------      ---------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $0, RESPECTIVELY)       $19,620,806    $13,782,943
                                                                                                 ===========    ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                             YEAR ENDED
                                                             DECEMBER 31,     FROM INCEPTION
                                                          -----------------     8/12/02 TO
                                                           2004       2003       12/31/02
                                                          ------     ------   --------------
Net asset value, beginning of period ..............       $11.35     $ 9.64       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................         0.16       0.06         0.02
  Net realized and unrealized gain (loss) .........         0.43       1.78        (0.36)
                                                          ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ..............         0.59       1.84        (0.34)
                                                          ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............        (0.16)     (0.06)       (0.02)
  Distributions from net realized gains ...........           --      (0.07)          --
                                                          ------     ------       ------
    TOTAL DISTRIBUTIONS ...........................        (0.16)     (0.13)       (0.02)
                                                          ------     ------       ------
CHANGE IN NET ASSET VALUE .........................         0.43       1.71        (0.36)
                                                          ------     ------       ------
NET ASSET VALUE, END OF PERIOD ....................       $11.78     $11.35       $ 9.64
                                                          ======     ======       ======
Total return ......................................         5.26%     19.10%       (3.45)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...........      $19,621    $13,783       $1,645
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..........................         0.85%      0.85%        0.85%(1)
  Gross operating expenses ........................         1.45%      2.37%       14.32%(1)
  Net investment income ...........................         1.51%      0.97%        0.76%(1)
Portfolio turnover ................................           23%        18%          16%(2)

(1) Annualized.
(2) Not annualized.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q:  WHAT  IS  THE  PHOENIX-KAYNE  SMALL-CAP  QUALITY  VALUE  SERIES'  INVESTMENT
OBJECTIVE?

A: The investment objective of the series is long-term capital appreciation, with dividend income as a secondary consideration. Small-cap investing includes the risks of greater price volatility, less liquidity and increased competitive threat. There is no guarantee that the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 25.68%, exceeding the 10.86% return of the S&P 500(R) Index, a broadbased equity index, and the 22.25% return of the Russell 2000(R) Value Index, the series' style-specific benchmark. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: Investors became more cautious in 2004 and rotated from small-cap growth stocks, which outperformed in 2003, into small-cap value stocks. Thus, for the sixth consecutive year, small-capitalization stocks eclipsed large-caps in performance, with small-cap value stocks producing the best returns in 2004.

     With the strong economic recovery, companies with cyclical earnings, such as those in the basic materials and capital goods sectors, produced strong positive returns, but high energy prices made the volatile energy sector the best performing sector for the year. Low interest rates and a rapid economic expansion allowed low quality companies, as measured by credit ratings and stock rankings, to outperform high quality companies.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: Helped by the strength of individual stocks, the series outperformed its benchmark. In the style benchmark, the best performing stocks were those rated less than B-plus. The series, however, is underweight in this category compared to the benchmark, which negatively affected the series' performance. The worst performing group in the benchmark was the category of stocks rated A-minus or higher. The series has nearly 45% of its stocks in this group. However, the series' strong stock selection more than compensated for being overweight in these companies.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: The maturing of the economic recovery from the 2001-2002 recession, combined with five increases in the federal funds interest rate over the past five months, should continue to dampen the rate of growth of corporate earnings in 2005.

     We expect this slowdown in the growth of earnings to favor high quality consistently growing companies over low quality cyclically growing companies in 2005. We endeavor to manage the series by purchasing the highest quality businesses at discount values that we believe will outgrow their markets.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES



  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                    FROM
                                                                  INCEPTION
                                                                 8/12/02 TO
                                                       1 YEAR     12/31/04
----------------------------------------------------------------------------
  Small-Cap Quality Value Series                       25.68%       19.38%
----------------------------------------------------------------------------
  S&P 500(R) Index                                     10.86%       15.10%
----------------------------------------------------------------------------
  Russell 2000(R) Value Index                          22.25%       26.21%
----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                    Small-Cap
                  Quality Value       S&P 500(R)         Russell 2000(R)
                     Series             Index             Value Index
                  -------------       ----------         ---------------

8/12/02              $10,000           $10,000               $10,000
12/31/02              10,101             9,806                 9,768
12/31/03              12,149            12,622                14,264
12/31/04              15,269            13,993                17,438

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Financials                   24%
Industrials                  20
Information Technology       14
Health Care                  12
Energy                       12
Consumer Discretionary        4
Utilities                     4
Other                        10

RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
                     DATA CURRENT TO MOST RECENT MONTH-END.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Kayne Small-Cap Quality Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                           BEGINNING            ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE       ACCOUNT VALUE          DURING
            KAYNE SMALL-CAP QUALITY VALUE SERIES         JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
            ------------------------------------         -------------     -----------------     -------------
            Actual                                         $1,000.00           $1,148.20             $5.67

            Hypothetical (5% return before expenses)        1,000.00            1,019.79              5.35

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.05%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 25.68%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,256.80.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. World Fuel Services Corp.                                             5.6%
 2. CLARCOR, Inc.                                                         4.8%
 3. Stewart (W.P.) & Co. Ltd.                                             4.7%
 4. Diagnostic Products Corp.                                             4.7%
 5. Matthews International Corp. Class A                                  4.5%
 6. Inter-Tel, Inc.                                                       4.5%
 7. Cathay General Bancorp                                                4.5%
 8. Lincoln Electric Holdings, Inc.                                       4.4%
 9. Park National Corp.                                                   4.4%
10. American Capital Strategies Ltd.                                      4.2%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                       SHARES       VALUE
                                                       ------    -----------

DOMESTIC COMMON STOCKS--83.9%
APPAREL, ACCESSORIES & LUXURY GOODS--4.0%
  Cherokee, Inc. ..................................    11,750    $   414,540
                                                                 -----------
APPLICATION SOFTWARE--6.3%
  EPIQ Systems, Inc. (b) ..........................    24,050        352,092
  Reynolds & Reynolds Co. (The) Class A ...........    11,725        310,830
                                                                 -----------
                                                                     662,922
                                                                 -----------
ASSET MANAGEMENT & CUSTODY BANKS--7.8%
  American Capital Strategies Ltd. ................    13,200        440,220
  MCG Capital Corp. ...............................    21,765        372,834
                                                                 -----------
                                                                     813,054
                                                                 -----------
COMMUNICATIONS EQUIPMENT--4.5%
  Inter-Tel, Inc. .................................    17,140        469,293
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--6.6%
  ABM Industries, Inc. ............................    18,135        357,622
  Equifax, Inc. ...................................    11,800        331,580
                                                                 -----------
                                                                     689,202
                                                                 -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.1%
  Landauer, Inc. ..................................     2,570        117,449
                                                                 -----------
HEALTH CARE EQUIPMENT--12.0%
  Diagnostic Products Corp. .......................     8,895        489,670
  Matthews International Corp. Class A ............    12,770        469,936
  Young Innovations, Inc. .........................     8,670        292,439
                                                                 -----------
                                                                   1,252,045
                                                                 -----------
INDUSTRIAL MACHINERY--9.2%
  CLARCOR, Inc. ...................................     9,085        497,586
  Lincoln Electric Holdings, Inc. .................    13,445        464,390
                                                                 -----------
                                                                     961,976
                                                                 -----------
INTERNET SOFTWARE & SERVICES--2.3%
  Computer Service, Inc. ..........................     7,400        236,800
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--3.7%
  CARBO Ceramics, Inc. ............................     5,640        389,160
                                                                 -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--8.0%
  Crosstex Energy, Inc. ...........................     6,100        255,590
  World Fuel Services Corp. .......................    11,805        587,889
                                                                 -----------
                                                                     843,479
                                                                 -----------


                                                       SHARES       VALUE
                                                       ------    -----------

REGIONAL BANKS--8.8%
  Cathay General Bancorp ..........................    12,450    $   466,875
  Park National Corp. .............................     3,395        460,023
                                                                 -----------
                                                                     926,898
                                                                 -----------
SPECIALTY CHEMICALS--3.3%
  Balchem Corp. ...................................    10,005        347,073
                                                                 -----------
THRIFTS & MORTGAGE FINANCE--2.4%
  Washington Federal, Inc. ........................     9,682        256,960
                                                                 -----------
TRUCKING--3.9%
  Landstar System, Inc. (b) .......................     5,540        407,966
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $6,979,979) ..............................      8,788,817
                                                                 -----------
FOREIGN  COMMON STOCKS(c)--8.3%
ASSET MANAGEMENT & CUSTODY BANKS--4.7%
  Stewart (W.P.) & Co. Ltd. (Bermuda) .............    20,830        492,838
                                                                 -----------
WATER UTILITIES--3.6%
  Consolidated Water Co. Ltd. (Cayman Islands) ....    12,270        380,124
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $624,168) ................................        872,962
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--92.2%
  (Identified cost $7,604,147) ..............................      9,661,779
                                                                 -----------


                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)
                                            ---------   -----
SHORT-TERM INVESTMENTS--7.8%
FEDERAL AGENCY SECURITIES--7.8%
  FHLB 1%, 1/3/05 ......................       A-1+      $816        815,955
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $815,955) ................................        815,955
                                                                 -----------
TOTAL INVESTMENTS--100.0%
  (Identified cost $8,420,102) ..............................     10,477,734(a)
  Other assets and liabilities, net--0.0% ...................         (4,536)
                                                                 -----------
NET ASSETS--100.0% ..........................................    $10,473,198
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,096,270 and gross depreciation of $44,444 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $8,425,908.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $8,420,102) ..............................................      $10,477,734
Cash .....................................................................................................          247,857
Receivables
  Fund shares sold .......................................................................................           33,944
  Dividends ..............................................................................................           22,531
  Receivable from adviser ................................................................................            3,349
Prepaid expenses .........................................................................................              111
                                                                                                                -----------
    Total assets .........................................................................................       10,785,526
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased ........................................................................          246,987
  Fund shares repurchased ................................................................................           20,591
  Professional fee .......................................................................................           31,042
  Financial agent fee ....................................................................................            2,966
  Administration fee .....................................................................................              660
  Trustees' fee ..........................................................................................              147
Accrued expenses .........................................................................................            9,935
                                                                                                                -----------
    Total liabilities ....................................................................................          312,328
                                                                                                                -----------
NET ASSETS ...............................................................................................      $10,473,198
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .......................................................      $ 8,415,690
  Undistributed net investment income ....................................................................              600
  Accumulated net realized loss ..........................................................................             (724)
  Net unrealized appreciation ............................................................................        2,057,632
                                                                                                                -----------
NET ASSETS ...............................................................................................      $10,473,198
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .........................          711,811
                                                                                                                ===========
Net asset value and offering price per share .............................................................           $14.71
                                                                                                                     ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ..............................................................................................       $  130,958
  Interest ...............................................................................................            5,302
                                                                                                                 ----------
    Total investment income ..............................................................................          136,260
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ................................................................................           56,330
  Financial agent fee ....................................................................................           33,318
  Administration .........................................................................................            5,007
  Professional ...........................................................................................           32,948
  Printing ...............................................................................................           15,657
  Trustees ...............................................................................................            9,466
  Custodian ..............................................................................................            5,730
  Miscellaneous ..........................................................................................            9,538
                                                                                                                 ----------
    Total expenses .......................................................................................          167,994
    Less expenses reimbursed by investment adviser .......................................................         (102,275)
                                                                                                                 ----------
    Net expenses .........................................................................................           65,719
                                                                                                                 ----------
NET INVESTMENT INCOME ....................................................................................           70,541
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .......................................................................           90,306
  Net change in unrealized appreciation (depreciation) on investments ....................................        1,471,240
                                                                                                                 ----------
NET GAIN ON INVESTMENTS ..................................................................................        1,561,546
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................................       $1,632,087
                                                                                                                 ==========

                        See Notes to Financial Statements

                  PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------     ----------
FROM OPERATIONS
  Net investment income (loss) ..........................................................        $    70,541     $   32,362
  Net realized gain (loss) ..............................................................             90,306          2,481
  Net change in unrealized appreciation (depreciation) ..................................          1,471,240        582,240
                                                                                                 -----------     ----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................          1,632,087        617,083
                                                                                                 -----------     ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .................................................................            (71,831)       (30,472)
  Net realized short-term gains .........................................................            (65,120)        (2,543)
  Net realized long-term gains ..........................................................            (28,314)            --
                                                                                                 -----------     ----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................           (165,265)       (33,015)
                                                                                                 -----------     ----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (447,541 and 362,566 shares, respectively) ..............          5,950,677      3,841,506
  Net asset value of shares issued from reinvestment of distributions
    (11,410 and 2,787 shares, respectively) .............................................            165,265         33,015
  Cost of shares repurchased (149,989 and 49,498 shares, respectively) ..................         (1,910,574)      (526,419)
                                                                                                 -----------     ----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................          4,205,368      3,348,102
                                                                                                 -----------     ----------
  NET INCREASE (DECREASE) IN NET ASSETS .................................................          5,672,190      3,932,170
  Net Assets
  Beginning of period ...................................................................          4,801,008        868,838
                                                                                                 -----------     ----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $600 AND $1,890, RESPECTIVELY) ............................................        $10,473,198     $4,801,008
                                                                                                 ===========     ==========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                     YEAR ENDED
                                                                     DECEMBER 31,     FROM INCEPTION
                                                                  -----------------     8/12/02 TO
                                                                   2004      2003        12/31/02
                                                                  ------     ------   --------------
Net asset value, beginning of period ......................       $11.92     $ 9.99       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ............................         0.10       0.09         0.07
  Net realized and unrealized gain (loss) .................         2.94       1.94         0.03
                                                                  ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ......................         3.04       2.03         0.10
                                                                  ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................        (0.10)     (0.09)       (0.07)
  Distributions from net realized gains ...................        (0.15)     (0.01)       (0.04)
                                                                  ------     ------       ------
    TOTAL DISTRIBUTIONS ...................................        (0.25)     (0.10)       (0.11)
                                                                  ------     ------       ------
CHANGE IN NET ASSET VALUE .................................         2.79       1.93        (0.01)
                                                                  ------     ------       ------
NET ASSET VALUE, END OF PERIOD ............................       $14.71     $11.92       $ 9.99
                                                                  ======     ======       ======
Total return ..............................................        25.68%     20.28%        1.01%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...................      $10,473     $4,801         $869
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..................................         1.05%      1.05%        1.05%(1)
  Gross operating expenses ................................         2.68%      5.73%       22.60%(1)
  Net investment income ...................................         1.13%      1.37%        2.33%(1)
Portfolio turnover ........................................           19%        42%           4%(2)

(1) Annualized.
(2) Not annualized.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long term capital appreciation. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 15.86%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the MSCI EAFE(R) Index, the series' style-specific benchmark, returned 20.70%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT OVER THE SERIES' FISCAL YEAR?

A: International stocks spent most of 2004 in a narrow trading range, as strong earnings growth was offset by concerns over rising interest rates, climbing oil prices, and the sustainability of the global economic rebound. However, stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the definitive outcome of the U.S. presidential election. Energy stocks were strong during the year, since oil prices rose sharply, and utilities also performed well as investors sought out yield in a low interest rate environment. In contrast, technology stocks lagged as corporate spending on IT products has yet to significantly rebound. Health care stocks were hurt by concerns over drug safety following Merck's high profile recall of Vioxx. On a regional basis, European markets generally outperformed, helped by the rising euro, while the Japanese market lagged the broad index based on concerns over the sustainability of the economic rebound.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: During 2004, the series benefited from stock selection in the health care sector by avoiding the many large cap pharmaceuticals that suffered sharp declines due to concerns regarding drug safety or competitive pressures from generic drugs. Stock selection within the consumer discretionary sector also contributed positively to performance as Richemont, a luxury goods holding benefited from restructuring efforts, as well as strong holiday demand for luxury goods. The series was hurt by a low exposure to the utility sector, which performed well as investors sought out yield. Stock selection in the financials sector hurt performance due to the weakness of Nomura, a Japanese brokerage holding, which is facing intensified competition from large banks and online brokers. However, we believe that this holding has a dominant competitive position and that its valuation is at the low end of the historical range.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: For 2004 overall, the series was hurt by its overweight position in larger stocks, while small and mid cap stocks continued to outperform. However, we believe that the performance of large stocks may improve, since the relative valuation of large caps versus small caps is very attractive, based on historical norms. In addition, smaller international stocks have been outperforming for nearly five years, and the duration of this outperformance, as well as its magnitude, is similar to historical peaks in the capitalization cycle.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                     FROM
                                                                   INCEPTION
                                                                  8/12/02 TO
                                                    1 YEAR         12/31/04
----------------------------------------------------------------------------
  International Equity Select Series                 15.86%          16.51%
----------------------------------------------------------------------------
  S&P 500(R) Index                                   10.86%          15.10%
----------------------------------------------------------------------------
  MSCI EAFE(R) Index                                 20.70%          22.18%
----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                    International
                    Equity Select         S&P 500(R)          MSCI EAFE(R)
                        Series              Index                Index
                    -------------         ----------          ------------

8/12/02                $10,000             $10,000              $10,000
12/31/02                 9,578               9,806                9,607
12/31/03                12,433              12,622               13,370
12/31/04                14,405              13,993               16,137


For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

COUNTRY WEIGHTINGS                                                      12/31/04

As a percentage of total investments

United Kingdom               32%
Switzerland                  19
France                       10
Japan                         9
Italy                         7
Netherlands                   6
Germany                       4
Other                        13












RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE
   INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
    SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
                     DATA CURRENT TO MOST RECENT MONTH-END.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Lazard International Equity Select Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                           BEGINNING            ENDING           EXPENSES PAID
            LAZARD INTERNATIONAL EQUITY                  ACCOUNT VALUE       ACCOUNT VALUE          DURING
            SELECT SERIES                                JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
            ---------------------------                  -------------     -----------------     -------------
            Actual                                         $1,000.00           $1,138.60             $5.64

            Hypothetical (5% return before expenses)        1,000.00            1,019.79              5.35

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.05%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 15.86%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,158.60.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. GlaxoSmithKline plc ADR                                            4.0%
 2. Barclays plc ADR                                                   4.0%
 3. Unilever plc ADR                                                   4.0%
 4. Cadbury Schweppes plc ADR                                          4.0%
 5. Vodafone Group plc ADR                                             4.0%
 6. UBS AG Registered Shares                                           3.9%
 7. HSBC Holdings plc ADR                                              3.9%
 8. Nokia Oyj ADR                                                      3.9%
 9. Nomura Holdings, Inc. ADR                                          3.1%
10. Kao Corp. ADR                                                      3.1%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                      SHARES        VALUE
                                                      -------    -----------

FOREIGN  COMMON STOCKS(c)--96.0%
DENMARK--2.1%
  Danske Bank A/S ADR (Diversified Banks) .........    46,200    $ 1,416,168
                                                                 -----------
FINLAND--3.9%
  Nokia Oyj ADR (Communications Equipment) ........   172,700      2,706,209
                                                                 -----------
FRANCE--10.0%
  AXA ADR (Multi-line Insurance) ..................    55,700      1,378,575
  Sanofi-Aventis SA ADR (Pharmaceuticals) .........    34,696      1,389,575
  Societe Generale SA ADR (Diversified Banks) .....   102,500      2,074,518
  Total SA ADR (Integrated Oil & Gas) .............    18,800      2,064,992
                                                                 -----------
                                                                   6,907,660
                                                                 -----------
GERMANY--4.0%
  Schering AG ADR (Pharmaceuticals) ...............    18,500      1,373,625
  Siemens AG ADR (Industrial Conglomerates) .......    16,300      1,380,121
                                                                 -----------
                                                                   2,753,746
                                                                 -----------
IRELAND--3.0%
  Allied Irish Banks plc ADR (Diversified Banks) ..    50,400      2,080,512
                                                                 -----------
ITALY--7.0%
  Enel SpA ADR (Electric Utilities) ...............    28,000      1,384,320
  ENI SpA ADR (Integrated Oil & Gas) ..............    16,300      2,051,192
  Sanpaolo IMI SpA ADR (Diversified Banks) ........    49,000      1,404,830
                                                                 -----------
                                                                   4,840,342
                                                                 -----------
JAPAN--9.3%
  CANON, Inc. ADR (Office Electronics) ............    38,810      2,105,831
  Kao Corp. ADR (Household Products) ..............     8,300      2,122,182
  Nomura Holdings, Inc. ADR (Investment Banking &
    Brokerage) ....................................   148,500      2,162,160
                                                                 -----------
                                                                   6,390,173
                                                                 -----------
NETHERLANDS--5.9%
  Heinekin NV ADR (Brewers) .......................    61,200      2,040,555
  Royal Dutch Petroleum Co. NY Registered Shares
    (Integrated Oil & Gas) ........................    36,000      2,065,680
                                                                 -----------
                                                                   4,106,235
                                                                 -----------
SWITZERLAND--19.0%
  Compagnie Financiere Richemont AG ADR
    (Housewares & Specialties) ....................    42,000      1,398,029
  Credit Suisse Group ADR (Diversified
    Capital Markets) (b) ..........................    49,900      2,105,281
  Nestle SA ADR (Packaged Foods & Meats) ..........    31,700      2,073,421
  Novartis AG ADR (Pharmaceuticals) ...............    41,100      2,077,194
  Roche Holding AG ADR (Pharmaceuticals) ..........    12,100      1,392,920
  Swiss Re ADR (Reinsurance) ......................    19,400      1,383,643
  UBS AG Registered Shares (Diversified
    Capital Markets) ..............................    32,400      2,716,416
                                                                 -----------
                                                                  13,146,904
                                                                 -----------


                                                      SHARES        VALUE
                                                      -------    -----------

UNITED KINGDOM--31.8%
  Barclays plc ADR (Diversified Banks) ............    60,800    $ 2,777,344
  BP plc ADR (Integrated Oil & Gas) ...............    34,500      2,014,800
  Cadbury Schweppes plc ADR (Packaged Foods &
    Meats) ........................................    72,800      2,744,560
  Diageo plc ADR (Distillers & Vintners) ..........    35,800      2,072,104
  GlaxoSmithKline plc ADR (Pharmaceuticals) .......    58,700      2,781,793
  HSBC Holdings plc ADR (Diversified Banks) .......    31,800      2,707,452
  Tesco plc ADR (Food Retail) .....................    73,500      1,362,095
  Unilever plc ADR (Packaged Foods & Meats) .......    69,700      2,754,544
  Vodafone Group plc ADR (Wireless Telecommunication
    Services) .....................................   100,000      2,738,000
                                                                 -----------
                                                                  21,952,692
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $54,159,319) .............................     66,300,641
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--96.0%
  (Identified cost $54,159,319) .............................     66,300,641
                                                                 -----------

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)
                                            ---------   -----
SHORT-TERM INVESTMENTS--4.2%
U.S. TREASURY BILLS--4.2%
  U.S. Treasury Bill 1.855%, 1/6/05 .....       AAA      $ 62         61,984
  U.S. Treasury Bill 1.872%, 1/6/05 .....       AAA        76         75,980
  U.S. Treasury Bill 1.983%, 1/6/05 .....       AAA       143        142,961
  U.S. Treasury Bill 1.777%, 2/10/05 ....       AAA        89         88,824
  U.S. Treasury Bill 1.88%, 2/10/05 .....       AAA        74         73,845
  U.S. Treasury Bill 1.912%, 2/10/05 ....       AAA        83         82,824
  U.S. Treasury Bill 1.915%, 2/10/05 ....       AAA       306        305,349
  U.S. Treasury Bill 1.921%, 2/10/05 ....       AAA        64         63,863
  U.S. Treasury Bill 1.951%, 2/10/05 ....       AAA       365        364,209
  U.S. Treasury Bill 1.954%, 2/10/05 ....       AAA        94         93,796
  U.S. Treasury Bill 2.005%, 2/10/05 ....       AAA       145        144,677
  U.S. Treasury Bill 2.056%, 2/10/05 ....       AAA       410        409,063
  U.S. Treasury Bill 2.08%, 2/10/05 .....       AAA       656        654,519
  U.S. Treasury Bill 2.09%, 2/10/05 .....       AAA       304        303,316
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $2,865,154) ..............................      2,865,210
                                                                 -----------
TOTAL INVESTMENTS--100.2%
  (Identified cost $57,024,473) .............................     69,165,851(a)
  Other assets and liabilities, net--(0.2)% .................       (136,597)
                                                                 -----------
NET ASSETS--100.0% ..........................................    $69,029,254
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $12,384,786 and gross depreciation of $349,023 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $57,130,088.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES

                            INDUSTRY DIVERSIFICATION
                        AS A PERCENTAGE OF TOTAL VALUE OF
                           TOTAL LONG-TERM INVESTMENTS
                                   (UNAUDITED)



Brewers ............................................................       3.1%
Communications Equipment ...........................................       4.1
Distillers & Vintners ..............................................       3.1
Diversified Banks ..................................................      18.8
Diversified Capital Markets ........................................       7.3
Electric Utilities .................................................       2.1
Food Retail ........................................................       2.0
Household Products .................................................       3.2
Housewares & Specialties ...........................................       2.1
Industrial Conglomerates ...........................................       2.1
Integrated Oil & Gas ...............................................      12.4
Investment Banking & Brokerage .....................................       3.2
Multi-line Insurance ...............................................       2.1
Office Electronics .................................................       3.2
Packaged Foods & Meats .............................................      11.4
Pharmaceuticals ....................................................      13.6
Reinsurance ........................................................       2.1
Wireless Telecommunication Services ................................       4.1
                                                                         -----
                                                                         100.0%
                                                                         =====

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $57,024,473) .............................................      $69,165,851
Cash .....................................................................................................              401
Receivables
  Dividends ..............................................................................................           87,861
  Fund shares sold .......................................................................................           56,693
  Tax reclaims ...........................................................................................           17,959
Prepaid expenses .........................................................................................              911
                                                                                                                -----------
    Total assets .........................................................................................       69,329,676
                                                                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased ................................................................................          201,808
  Investment advisory fee ................................................................................           38,497
  Professional fee .......................................................................................           31,746
  Financial agent fee ....................................................................................            5,627
  Administration fee .....................................................................................            4,494
  Trustees' fee ..........................................................................................              147
Accrued expenses .........................................................................................           18,103
                                                                                                                -----------
    Total liabilities ....................................................................................          300,422
                                                                                                                -----------
NET ASSETS ...............................................................................................      $69,029,254
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .......................................................      $56,986,788
  Undistributed net investment income ....................................................................            6,786
  Accumulated net realized loss ..........................................................................         (105,698)
  Net unrealized appreciation ............................................................................       12,141,378
                                                                                                                -----------
NET ASSETS ...............................................................................................      $69,029,254
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .........................        4,906,941
                                                                                                                ===========
Net asset value and offering price per share .............................................................           $14.07
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ...........................................................................      $1,287,555
  Interest ............................................................................          36,566
  Foreign taxes withheld ..............................................................        (139,058)
                                                                                             ----------
    Total investment income ...........................................................       1,185,063
                                                                                             ----------
EXPENSES
  Investment advisory fee .............................................................         430,661
  Financial agent fee .................................................................          59,368
  Administration ......................................................................          38,281
  Professional ........................................................................          37,418
  Printing ............................................................................          25,937
  Custodian ...........................................................................          11,997
  Trustees ............................................................................           9,466
  Miscellaneous .......................................................................          10,445
                                                                                             ----------
    Total expenses ....................................................................         623,573
    Less expenses reimbursed by investment adviser ....................................        (121,133)
                                                                                             ----------
    Net expenses ......................................................................         502,440
                                                                                             ----------
NET INVESTMENT INCOME .................................................................         682,623
                                                                                             ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ....................................................         360,820
  Net change in unrealized appreciation (depreciation) on investments .................       7,505,945
                                                                                             ----------
NET GAIN ON INVESTMENTS ...............................................................       7,866,765
                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................      $8,549,388
                                                                                             ==========

                        See Notes to Financial Statements

                PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------    -----------
FROM OPERATIONS
  Net investment income (loss) ............................................................      $   682,623    $   143,827
  Net realized gain (loss) ................................................................          360,820         23,965
  Net change in unrealized appreciation (depreciation) ....................................        7,505,945      4,603,017
                                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................        8,549,388      4,770,809
                                                                                                 -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................         (675,837)      (153,304)
  Net realized short-term gains ...........................................................         (100,822)       (25,313)
  Net realized long-term gains ............................................................         (276,174)          (197)
                                                                                                 -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................       (1,052,833)      (178,814)
                                                                                                 -----------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,144,449 and 2,311,569 shares, respectively) ............       39,925,773     24,541,980
  Net asset value of shares issued from reinvestment of distributions
    (77,318 and 14,781 shares, respectively) ..............................................        1,052,833        178,814
  Cost of shares repurchased (739,402 and 203,213 shares, respectively) ...................       (9,389,661)    (2,256,026)
                                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................       31,588,945     22,464,768
                                                                                                 -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................       39,085,500     27,056,763
NET ASSETS
  Beginning of period .....................................................................       29,943,754      2,886,991
                                                                                                 -----------    -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $6,786 AND $0, RESPECTIVELY) ..........................................................      $69,029,254    $29,943,754
                                                                                                 ===========    ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                     YEAR ENDED
                                                                     DECEMBER 31,     FROM INCEPTION
                                                                  -----------------     8/12/02 TO
                                                                   2004       2003      12/31/02
                                                                  ------     ------   --------------
Net asset value, beginning of period ........................     $12.35     $ 9.58       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............................       0.15       0.12(3)      0.01
  Net realized and unrealized gain (loss) ...................       1.80       2.73        (0.43)
                                                                  ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ........................       1.95       2.85        (0.42)
                                                                  ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................      (0.15)     (0.07)          --
  Distributions from net realized gains .....................      (0.08)     (0.01)          --
                                                                  ------     ------       ------
    TOTAL DISTRIBUTIONS .....................................      (0.23)     (0.08)          --
                                                                  ------     ------       ------
CHANGE IN NET ASSET VALUE ...................................       1.72       2.77        (0.42)
                                                                  ------     ------       ------
NET ASSET VALUE, END OF PERIOD ..............................     $14.07     $12.35       $ 9.58
                                                                  ======     ======       ======
Total return ................................................      15.86%     29.82%       (4.22)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .....................    $69,029    $29,944       $2,887
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ....................................       1.05%      1.05%        1.05%(1)
  Gross operating expenses ..................................       1.30%      2.03%       10.26%(1)
  Net investment income .....................................       1.43%      1.13%        0.26%(1)
Portfolio turnover ..........................................          5%         9%          70%(2)

(1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-LAZARD SMALL-CAP VALUE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital appreciation. Small-cap investing includes the risks of greater price volatility, less liquidity and increased competitive threat. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 14.37%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the Russell 2000(R) Index, the series' style-specific benchmark, returned 18.33%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: U.S. stocks ended 2004 with their best quarterly performance of the year as oil prices crested, easing concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the definitive outcome of the U.S. presidential election. From a sector perspective, the rally was broadbased, although health care and energy stocks lagged the broad market while technology and consumer discretionary outperformed. For the year 2004, small and mid cap stocks continued to outperform larger caps.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: During the 12-month reporting period, the series underperformed the Russell 2000 Index. The series benefited from stock selection in health care and consumer staples. Conversely, stock selection in consumer discretionary, technology, and materials/processing detracted from performance. Sector attribution was not a factor in the series' underperformance.

     In health care, the series benefited from our position in Select Medical, a provider of in-hospital long-term acute care, which was acquired by a private equity firm at a substantial premium. Additionally, Inamed, a medical device manufacturer, continued to post impressive revenue and earnings gains. In consumer staples, our holding in Robert Mondavi, a maker of premium wines, agreed to be acquired at a premium by Constellation Brands.

     Conversely, in consumer discretionary, our holding in Gymboree, a leading merchandiser of children's clothing, experienced ongoing difficulties in merchandising, which led to weaker-than-expected same-store sales results. Learning Tree, a provider of outsourced IT educational services, continued to experience weak enrollment for its technology-related class offerings as corporations continued to restrain their IT outlays. Finally, BearingPoint, a leading IT consultancy, experienced improvements in certain areas of its business, but continued losses in its international division overshadowed these positives.

     In technology, results were negatively impacted by our holdings in Zoran and Commscope. Zoran is a supplier of semiconductors used in consumer electronics, including DVD players. A slower-than-expected sales ramp of DVD players for the holiday season, as well as inventory issues with customers in China, led to disappointing third quarter 2004 results. Commscope is a manufacturer of coaxial and fiber optic cabling sold to cable and enterprise customers. Recent results were short of management's prior guidance, owing to a slowdown in customer purchasing patterns. We have sold our holdings of Zoran but continue to like the longer-term prospects for Commscope.

     Materials/processing results were largely hurt by our focus away from the commodity producers of chemicals, metals and precious metals. Producers of commodity goods continued to benefit from strong global demand, especially from China, and years of underinvestment in production infrastructure. We continue with our underweight position in this sector, although we have found select names, such as Chicago Bridge & Iron, that may continue to benefit from commodity-related infrastructure builds.

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: While the small cap market has now outperformed the large cap market for the past six years, relative valuations are still only near average historical levels and, thus, we believe that we may continue to see small caps perform admirably over the course of 2005. Despite the quick market rally of the third and fourth quarters of 2004, earnings growth expectations for 2005 look reasonable as the domestic economy continues to expand and absolute valuations, while not at the significant discount of a few years past, are well within historical norms. We believe that the pickup in merger and acquisition activity that was seen in 2004 should continue to be a positive backdrop for small cap performance in 2005.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                     FROM
                                                                   INCEPTION
                                                                  8/12/02 TO
                                                       1 YEAR      12/31/04
----------------------------------------------------------------------------
  Small-Cap Value Series                               14.37%       20.31%
----------------------------------------------------------------------------
  S&P 500(R) Index                                     10.86%       15.10%
----------------------------------------------------------------------------
  Russell 2000(R) Index                                18.33%       25.75%
----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                   Small-Cap         S&P 500(R)        Russell 2000(R)
                  Value Series          Index               Index
                  ------------       ----------        ---------------

8/12/02              $10,000           $10,000             $10,000
12/31/02               9,788             9,806               9,922
12/31/03              13,600            12,622              14,611
12/31/04              15,554            13,993              17,289

For information regarding the indexes, see the glossary on page 4.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

Information Technology         18%
Financials                     18
Consumer Discretionary         16
Industrials                    15
Health Care                    10
Energy                          9
Materials                       6
Other                           8

  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Lazard Small-Cap Value Series you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             LAZARD SMALL-CAP VALUE SERIES              JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             -----------------------------              -------------     -----------------     -------------
             Actual                                       $1,000.00           $1,078.50             $5.49

             Hypothetical (5% return before expenses)      1,000.00            1,019.79              5.35

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.05%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 14.37%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,143.70.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. Key Energy Services, Inc.                                          1.2%
 2. Arbitron, Inc.                                                     1.2%
 3. Beverly Enterprises, Inc.                                          1.1%
 4. Journal Register Co.                                               1.1%
 5. DRS Technologies, Inc.                                             1.1%
 6. Pacer International, Inc.                                          1.1%
 7. ADVO, Inc.                                                         1.1%
 8. Tetra Tech, Inc.                                                   1.1%
 9. Select Medical Corp.                                               1.0%
10. Titan Corp. (The)                                                  1.0%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                        SHARES      VALUE
                                                        -------  -----------

DOMESTIC COMMON STOCKS--95.6%
ADVERTISING--3.2%
  ADVO, Inc. ......................................     3,775    $   134,579
  Arbitron, Inc. (b) ..............................     3,700        144,966
  Donnelley (R.H.) Corp. (b) ......................     1,900        112,195
                                                                 -----------
                                                                     391,740
                                                                 -----------
AEROSPACE & DEFENSE--1.5%
  DRS Technologies, Inc. (b) ......................     3,250        138,807
  Esterline Technologies Corp. (b) ................     1,400         45,710
                                                                 -----------
                                                                     184,517
                                                                 -----------
AGRICULTURAL PRODUCTS--0.8%
  Delta & Pine Land Co. ...........................     3,550         96,844
                                                                 -----------
AIR FREIGHT & COURIERS--1.8%
  Forward Air Corp. (b) ...........................     1,900         84,930
  Pacer International, Inc. (b) ...................     6,400        136,064
                                                                 -----------
                                                                     220,994
                                                                 -----------
AIRLINES--0.7%
  AirTran Holdings, Inc. (b) ......................     7,700         82,390
                                                                 -----------
APPAREL RETAIL--2.0%
  AnnTaylor Stores Corp. (b) ......................     3,100         66,743
  Gymboree Corp. (The) (b) ........................     5,550         71,151
  Hot Topic, Inc. (b) .............................     5,900        101,421
                                                                 -----------
                                                                     239,315
                                                                 -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.8%
  Warnaco Group, Inc. (The) (b) ...................     4,400         95,040
                                                                 -----------
APPLICATION SOFTWARE--2.1%
  Catapult Communications Corp. (b) ...............       800         19,328
  JDA Software Group, Inc. (b) ....................     3,400         46,308
  Serena Software, Inc. (b) .......................     4,700        101,708
  Verity, Inc. (b) ................................     6,500         85,280
                                                                 -----------
                                                                     252,624
                                                                 -----------
ASSET MANAGEMENT & CUSTODY BANKS--0.5%
  Calamos Asset Management, Inc. ..................     2,500         67,500
                                                                 -----------
AUTOMOBILE MANUFACTURERS--0.5%
  Winnebago Industries ............................     1,600         62,496
                                                                 -----------
BIOTECHNOLOGY--0.7%
  Charles River Laboratories International, Inc. (b)      816         37,544
  Martek Biosciences Corp. (b) ....................     1,000         51,200
                                                                 -----------
                                                                      88,744
                                                                 -----------
BROADCASTING & CABLE TV--0.7%
  Liberty Corp. (The) .............................     1,900         83,524
                                                                 -----------
CASINOS & GAMING--0.4%
  WMS Industries, Inc. (b) ........................     1,600         53,664
                                                                 -----------


                                                        SHARES      VALUE
                                                        -------  -----------

COMMODITY CHEMICALS--0.8%
  Spartech Corp. ..................................     3,600    $    97,524
                                                                 -----------
COMMUNICATIONS EQUIPMENT--3.5%
  Avocent Corp. (b) ...............................     1,600         64,832
  Black Box Corp. .................................       100          4,802
  C-COR Corp. (b) .................................    12,800        119,040
  CommScope, Inc. (b) .............................     5,000         94,500
  Ditech Communications Corp. (b) .................     2,600         38,870
  Foundry Networks, Inc. (b) ......................     6,200         81,592
  Oplink Communications, Inc. (b) .................    12,000         23,640
                                                                 -----------
                                                                     427,276
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS--1.3%
  Advanced Digital Information Corp. (b) ..........     6,350         63,627
  Komag, Inc. (b) .................................     5,200         97,656
                                                                 -----------
                                                                     161,283
                                                                 -----------
CONSTRUCTION & ENGINEERING--1.6%
  Chicago Bridge & Iron Co. NV ....................     2,350         94,000
  Shaw Group, Inc. (The) (b) ......................     5,600         99,960
                                                                 -----------
                                                                     193,960
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
  BISYS Group, Inc. (The) (b) .....................     4,400         72,380
                                                                 -----------
DIVERSIFIED CHEMICALS--0.9%
  Olin Corp. ......................................     4,850        106,797
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--4.0%
  Corinthian Colleges, Inc. (b) ...................     6,100        114,954
  DeVry, Inc. (b) .................................     3,400         59,024
  Learning Tree International, Inc. (b) ...........     5,200         69,680
  Tetra Tech, Inc. (b) ............................     7,900        132,246
  Watson Wyatt & Co. Holdings .....................     4,300        115,885
                                                                 -----------
                                                                     491,789
                                                                 -----------
DIVERSIFIED METALS & MINING--0.7%
  Foundation Coal Holdings, Inc. (b) ..............     3,500         80,710
                                                                 -----------
ELECTRIC UTILITIES--0.8%
  Cleco Corp. .....................................     5,000        101,300
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.0%
  General Cable Corp. (b) .........................     1,300         18,005
  Roper Industries, Inc. ..........................     1,650        100,270
                                                                 -----------
                                                                     118,275
                                                                 -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--2.9%
  Coherent, Inc. (b) ..............................     3,000         91,320
  Metrologic Instruments, Inc. (b) ................     4,200         89,250
  Photon Dynamics, Inc. (b) .......................     3,100         75,268
  Rogers Corp. (b) ................................     2,300         99,130
                                                                 -----------
                                                                     354,968
                                                                 -----------

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES


                                                       SHARES       VALUE
                                                       -------   -----------

ELECTRONIC MANUFACTURING SERVICES--2.4%
  Benchmark Electronics, Inc. (b) .................     2,300    $    78,430
  Plexus Corp. (b) ................................     6,800         88,468
  TTM Technologies, Inc. (b) ......................    10,400        122,720
                                                                 -----------
                                                                     289,618
                                                                 -----------
ENVIRONMENTAL SERVICES--0.5%
  Waste Connections, Inc. (b) .....................     1,850         63,362
                                                                 -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.9%
  Scotts Co. (The) Class A (b) ....................     1,500        110,280
                                                                 -----------
FOOD DISTRIBUTORS--0.5%
  Performance Food Group Co. (b) ..................     2,300         61,893
                                                                 -----------
FOOTWEAR--1.3%
  K-Swiss, Inc. Class A ...........................     2,300         66,976
  Timberland Co. (The) Class A (b) ................     1,500         94,005
                                                                 -----------
                                                                     160,981
                                                                 -----------
GAS UTILITIES--1.2%
  AGL Resources, Inc. .............................     2,550         84,762
  New Jersey Resources Corp. ......................     1,400         60,676
                                                                 -----------
                                                                     145,438
                                                                 -----------
GENERAL MERCHANDISE STORES--0.5%
  99 Cents Only Stores (b) ........................     3,600         58,176
                                                                 -----------
HEALTH CARE DISTRIBUTORS--1.7%
  Andrx Corp. (b) .................................     5,300        115,699
  PSS World Medical, Inc. (b) .....................     7,500         93,862
                                                                 -----------
                                                                     209,561
                                                                 -----------
HEALTH CARE EQUIPMENT--1.2%
  Bio-Rad Laboratories, Inc. Class A (b) ..........       200         11,474
  Cutera, Inc. (b) ................................       800          9,984
  INAMED Corp. (b) ................................     1,575         99,619
  Respironics, Inc. (b) ...........................       300         16,309
  Viasys Healthcare, Inc. (b) .....................       700         13,300
                                                                 -----------
                                                                     150,686
                                                                 -----------
HEALTH CARE FACILITIES--4.3%
  Beverly Enterprises, Inc. (b) ...................    15,400        140,910
  Hanger Orthopedic Group, Inc. (b) ...............       900          7,290
  Kindred Healthcare, Inc. (b) ....................     4,100        122,795
  LifePoint Hospitals, Inc. (b) ...................     3,500        121,870
  Select Medical Corp. ............................     7,300        128,480
                                                                 -----------
                                                                     521,345
                                                                 -----------
HEALTH CARE SERVICES--0.5%
  MIM Corp. (b) ...................................     8,900         56,515
                                                                 -----------
HEALTH CARE SUPPLIES--0.8%
  DJ Orthopedics, Inc. (b) ........................     4,800        102,816
                                                                 -----------
HOUSEWARES & SPECIALTIES--0.2%
  Jarden Corp. (b) ................................       600         26,064
                                                                 -----------
INDUSTRIAL MACHINERY--0.8%
  Tecumseh Products Co. Class A ...................     2,100        100,380
                                                                 -----------
INVESTMENT BANKING & BROKERAGE--0.8%
  Knight Trading Group, Inc. (b) ..................     8,700         95,265
                                                                 -----------
IT CONSULTING & OTHER SERVICES--2.5%
  BearingPoint, Inc. (b) ..........................     6,600         52,998
  MPS Group, Inc. (b) .............................    10,300        126,278
  Titan Corp. (The) (b) ...........................     7,900        127,980
                                                                 -----------
                                                                     307,256
                                                                 -----------


                                                       SHARES       VALUE
                                                       -------   -----------

LEISURE PRODUCTS--0.8%
  Alliance Gaming Corp. (b) .......................     6,200    $    85,622
  Leapfrog Enterprises, Inc. (b) ..................     1,200         16,320
                                                                 -----------
                                                                     101,942
                                                                 -----------
OFFICE SERVICES & SUPPLIES--0.7%
  Miller (Herman), Inc. ...........................     3,200         88,416
                                                                 -----------
OIL & GAS DRILLING--0.5%
  Grey Wolf, Inc. (b) .............................    12,000         63,240
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--3.4%
  Hanover Compressor Co. (b) ......................     5,900         83,367
  Key Energy Services, Inc. (b) ...................    12,850        151,630
  Maverick Tube Corp. (b) .........................     2,500         75,750
  Veritas DGC, Inc. (b) ...........................     4,500        100,845
                                                                 -----------
                                                                     411,592
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--3.4%
  Bill Barrett Corp. (b) ..........................       900         28,791
  Denbury Resources, Inc. (b) .....................     2,400         65,880
  Energy Partners Ltd. (b) ........................     2,300         46,621
  Forest Oil Corp. (b) ............................     2,000         63,440
  Houston Exploration Co. (The) (b) ...............     1,800        101,358
  Range Resources Corp. ...........................     2,700         55,242
  Whiting Petroleum Corp (b) ......................     2,000         60,500
                                                                 -----------
                                                                     421,832
                                                                 -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.8%
  Kinder Morgan Management LLC (b) ................     3,053        124,257
  OMI Corp. .......................................     5,900         99,415
                                                                 -----------
                                                                     223,672
                                                                 -----------
PAPER PACKAGING--0.5%
  Packaging Corporation of America ................     2,650         62,408
                                                                 -----------
PHARMACEUTICALS--0.7%
  Able Laboratories, Inc. (b) .....................     3,600         81,900
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--1.1%
  Assured Guaranty Ltd. ...........................     6,200        121,954
  Bristol West Holdings, Inc. .....................       700         14,000
                                                                 -----------
                                                                     135,954
                                                                 -----------
PUBLISHING & PRINTING--1.8%
  Journal Register Co. (b) ........................     7,200        139,176
  ProQuest Co. (b) ................................     2,650         78,705
                                                                 -----------
                                                                     217,881
                                                                 -----------
REGIONAL BANKS--7.5%
  First Community Bancorp, Inc. ...................     2,000         85,400
  First Midwest Bancorp, Inc. .....................     2,400         87,096
  First Republic Bank .............................     1,300         68,900
  Hudson United Bancorp ...........................     1,000         39,380
  MB Financial, Inc. ..............................       700         29,505
  Provident Bankshares Corp. ......................     2,000         72,740
  South Financial Group, Inc. (The) ...............     3,100        100,843
  Sterling Bancshares, Inc. .......................     7,800        111,306
  Texas Regional Bancshares, Inc. Class A .........     1,850         60,458
  Umpqua Holdings Corp. ...........................     2,300         57,983
  United Bankshares, Inc. .........................     2,250         85,838
  Westamerica Bancorp .............................     2,000        116,620
                                                                 -----------
                                                                     916,069
                                                                 -----------
REINSURANCE--2.0%
  Arch Capital Group Ltd. (b) .....................     3,100        119,970
  Max Re Capital Ltd. .............................     2,850         60,790
  Reinsurance Group of America, Inc. ..............     1,350         65,408
                                                                 -----------
                                                                     246,168
                                                                 -----------

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES


                                                       SHARES       VALUE
                                                       -------   -----------

REITS--3.0%
  Alexandria Real Estate Equities, Inc. ...........       600    $    44,652
  Capital Automotive REIT .........................     1,100         39,078
  CarrAmerica Realty Corp. ........................     1,950         64,350
  Inland Real Estate Corp. ........................     1,600         25,520
  Lexington Corporate Properties Trust ............     2,400         54,192
  Mills Corp. (The) ...............................     1,650        105,204
  Prentiss Properties Trust .......................       900         34,380
                                                                 -----------
                                                                     367,376
                                                                 -----------
RESTAURANTS--0.6%
  CBRL Group, Inc. ................................     1,800         75,330
                                                                 -----------
SEMICONDUCTOR EQUIPMENT--1.0%
  Brooks Automation, Inc. (b) .....................     5,000         86,100
  Ultratech, Inc. (b) .............................     2,000         37,700
                                                                 -----------
                                                                     123,800
                                                                 -----------
SEMICONDUCTORS--1.5%
  AMIS Holdings, Inc. (b) .........................     4,400         72,688
  Exar Corp. (b) ..................................     8,000        113,520
                                                                 -----------
                                                                     186,208
                                                                 -----------
SPECIALIZED FINANCE--1.3%
  eSPEED, Inc. Class A (b) ........................     8,500        105,145
  Financial Federal Corp. .........................     1,450         56,840
                                                                 -----------
                                                                     161,985
                                                                 -----------
SPECIALTY CHEMICALS--1.2%
  Ferro Corp. .....................................     2,250         52,178
  PolyOne Corp. (b) ...............................    10,200         92,412
                                                                 -----------
                                                                     144,590
                                                                 -----------
SPECIALTY STORES--3.3%
  Cost Plus, Inc. (b) .............................     1,900         61,047
  CSK Auto Corp. (b) ..............................     3,900         65,286
  Sports Authority, Inc. (The) (b) ................     3,500         90,125
  TBC Corp. (b) ...................................     3,300         91,740
  Tractor Supply Co. (b) ..........................     2,500         93,025
                                                                 -----------
                                                                     401,223
                                                                 -----------
STEEL--1.2%
  GrafTech International Ltd. (b) .................     8,000         75,680
  Schnitzer Steel Industries, Inc. Class A ........     1,100         37,323
  Steel Dynamics, Inc. ............................     1,000         37,880
                                                                 -----------
                                                                     150,883
                                                                 -----------
THRIFTS & MORTGAGE FINANCE--2.0%
  IndyMac Bancorp, Inc. ...........................     1,550         53,398
  MAF Bancorp, Inc. ...............................     2,800        125,496
  W Holding Co., Inc. .............................     3,103         71,179
                                                                 -----------
                                                                     250,073
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS--0.8%
  Rush Enterprises, Inc. (b) ......................     2,800         45,444
  United Rentals, Inc. (b) ........................     2,600         49,140
                                                                 -----------
                                                                      94,584
                                                                 -----------
TRUCKING--1.1%
  Overnite Corp. ..................................     2,000         74,480
  Swift Transportation Co., Inc. (b) ..............     3,050         65,514
                                                                 -----------
                                                                     139,994
                                                                 -----------


                                                       SHARES       VALUE
                                                       -------   -----------

WIRELESS TELECOMMUNICATION SERVICES--0.5%
  Wireless Facilities, Inc. (b) ...................     6,600    $    62,304
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $9,788,075) ..............................     11,714,714
                                                                 -----------
FOREIGN COMMON STOCKS (d)--1.2%
PHARMACEUTICALS--0.5%
  Taro Pharmaceutical Industries Ltd. (Israel) (b)      1,800         61,254
                                                                 -----------
SEMICONDUCTORS--0.7%
  ChipMOS TECHNOLOGIES Ltd. (Taiwan) (b) ..........    12,400         78,988
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $130,953) ................................        140,242
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--96.8%
  (Identified cost $9,919,028) ..............................     11,854,956
                                                                 -----------

                                            STANDARD
                                            & POOR'S     PAR
                                             RATING     VALUE
                                           (UNAUDITED)  (000)
                                            ---------   -----
SHORT-TERM INVESTMENTS--5.1%
U.S. TREASURY BILLS--5.1%
  U.S. Treasury Bill 1.79%, 1/6/05 ......       AAA      $  2          1,999
  U.S. Treasury Bill 1.857%, 1/6/05 .....       AAA       115        114,970
  U.S. Treasury Bill 1.983%, 1/6/05 .....       AAA        61         60,983
  U.S. Treasury Bill 1.80%, 2/10/05 .....       AAA        94         93,812
  U.S. Treasury Bill 1.915%, 2/10/05 ....       AAA        81         80,828
  U.S. Treasury Bill 1.95%, 2/10/05 .....       AAA       127        126,725
  U.S. Treasury Bill 2.08%, 2/10/05 .....       AAA        68         67,847
  U.S. Treasury Bill 2.09%, 2/10/05 .....       AAA        81         80,818
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $627,972) ................................        627,982
                                                                 -----------
TOTAL INVESTMENTS--101.9%
  (Identified cost $10,547,000) .............................     12,482,938(a)
  Other assets and liabilities, net--(1.9)% .................       (227,032)
                                                                 -----------
NET ASSETS--100.0% ..........................................    $12,255,906
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,055,632 and gross depreciation of $176,178 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $10,603,484.
(b) Non-income producing.
(c) Table excludes short-term investments.
(d) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $10,547,000) .............................................      $12,482,938
Cash .....................................................................................................           36,018
Receivables
  Investment securities sold .............................................................................           53,871
  Fund shares sold .......................................................................................           35,571
  Dividends ..............................................................................................            6,057
  Receivable from adviser ................................................................................            3,503
  Tax reclaims ...........................................................................................               17
Prepaid expenses .........................................................................................              237
                                                                                                                -----------
    Total assets .........................................................................................       12,618,212
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased ........................................................................          306,092
  Fund shares repurchased ................................................................................            7,188
  Professional fee .......................................................................................           29,742
  Financial agent fee ....................................................................................            3,142
  Administration fee .....................................................................................              808
  Trustees' fee ..........................................................................................              147
Accrued expenses .........................................................................................           15,187
                                                                                                                -----------
    Total liabilities ....................................................................................          362,306
                                                                                                                -----------
NET ASSETS ...............................................................................................      $12,255,906
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .......................................................      $10,117,023
  Accumulated net realized gain ..........................................................................          202,945
  Net unrealized appreciation ............................................................................        1,935,938
                                                                                                                -----------
NET ASSETS ...............................................................................................      $12,255,906
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .........................          866,036
                                                                                                                ===========
Net asset value and offering price per share .............................................................           $14.15
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ..............................................................................................        $  82,787
  Interest ...............................................................................................            4,169
  Foreign taxes withheld .................................................................................             (246)
                                                                                                                 ----------
    Total investment income ..............................................................................           86,710
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ................................................................................          104,105
  Financial agent fee ....................................................................................           36,745
  Administration .........................................................................................            9,254
  Professional ...........................................................................................           32,330
  Custodian ..............................................................................................           27,766
  Printing ...............................................................................................           16,848
  Trustees ...............................................................................................            9,466
  Miscellaneous ..........................................................................................            9,697
                                                                                                                 ----------
    Total expenses .......................................................................................          246,211
    Less expenses reimbursed by investment adviser .......................................................         (124,748)
    Custodian fees paid indirectly .......................................................................               (6)
                                                                                                                 ----------
    Net expenses .........................................................................................          121,457
                                                                                                                 ----------
NET INVESTMENT LOSS ......................................................................................          (34,747)
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .......................................................................        1,175,015
  Net change in unrealized appreciation (depreciation) on investments ....................................          215,581
                                                                                                                 ----------
NET GAIN ON INVESTMENTS ..................................................................................        1,390,596
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................................       $1,355,849
                                                                                                                 ==========

                        See Notes to Financial Statements

                      PHOENIX-LAZARD SMALL-CAP VALUE SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------     -----------
FROM OPERATIONS
  Net investment income (loss) ............................................................      $   (34,747)    $    13,046
  Net realized gain (loss) ................................................................        1,175,015         179,902
  Net change in unrealized appreciation (depreciation) ....................................          215,581       1,748,461
                                                                                                 -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................        1,355,849       1,941,409
                                                                                                 -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...................................................................               --          (6,124)
  Net realized short-term gains ...........................................................         (379,956)        (54,144)
  Net realized long-term gains ............................................................         (609,435)        (38,427)
                                                                                                 -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................         (989,391)        (98,695)
                                                                                                 -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (372,337 and 464,398 shares, respectively) ................        5,221,380       5,550,981
  Net asset value of shares issued from reinvestment of distributions
    (69,778 and 7,282 shares, respectively) ...............................................          989,391          98,695
  Cost of shares repurchased (326,531 and 64,584 shares, respectively) ....................       (4,419,361)       (752,269)
                                                                                                 -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................        1,791,410       4,897,407
                                                                                                 -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................        2,157,868       6,740,121
NET ASSETS
  Beginning of period .....................................................................       10,098,038       3,357,917
                                                                                                 -----------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $0, RESPECTIVELY) ....................................................      $12,255,906     $10,098,038
                                                                                                 ===========     ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                         YEAR ENDED
                                                                        DECEMBER 31,         FROM INCEPTION
                                                                    -------------------          8/12/02 TO
                                                                     2004         2003            12/31/02
                                                                    ------       ------       --------------
Net asset value, beginning of period ........................       $13.46       $ 9.78           $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............................        (0.04)(3)     0.01             0.01
  Net realized and unrealized gain (loss) ...................         1.97         3.80            (0.22)
                                                                    ------       ------           ------
    TOTAL FROM INVESTMENT OPERATIONS ........................         1.93         3.81            (0.21)
                                                                    ------       ------           ------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................           --        (0.01)           (0.01)
  Distributions from net realized gains .....................        (1.24)       (0.12)              --
                                                                    ------       ------           ------
    TOTAL DISTRIBUTIONS .....................................        (1.24)       (0.13)           (0.01)
                                                                    ------       ------           ------
CHANGE IN NET ASSET VALUE ...................................         0.69         3.68            (0.22)
                                                                    ------       ------           ------
NET ASSET VALUE, END OF PERIOD ..............................       $14.15       $13.46           $ 9.78
                                                                    ======       ======           ======
Total return ................................................        14.37%       38.94%           (2.12)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .....................      $12,256      $10,098           $3,358
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ....................................         1.05%        1.05%            1.05%(1)
  Gross operating expenses ..................................         2.13%        3.33%            6.16%(1)
  Net investment income (loss) ..............................        (0.30)%       0.24%            0.26%(1)
Portfolio turnover ..........................................          116%          65%              33%(2)

(1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is high current income and long-term capital appreciation to produce a high total return. Portfolios that invest in high yield securities are subject to greater credit risk and price fluctuation than portfolios that invest in higher quality securities. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM OVER ITS FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 8.43%, compared to the Lehman Brothers Aggregate Bond Index, a broadbased fixed income index, which returned 4.34%, and the series' style-specific benchmark, the Merrill Lynch High Yield Master II Index, which returned 10.87%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: In 2004, the Federal Reserve raised interest rates five times to 2.25%, the U.S. dollar suffered a substantial correction, and energy prices spiked to above $50 a barrel, although have recently settled back to the low-mid $40s range. Despite this, the bond market continued to be quite resilient. High yield and convertible bonds both performed well in 2004. The Merrill Lynch High Yield Master II Index posted a 10.87% total return and the Merrill Lynch All U.S. Convertible Securities Index returned 9.61%. Both high yield and convertibles broadly outperformed the aggregate U.S. bond market, with the Lehman Brothers Aggregate Bond Index posting a 4.34% gain during the 12-month period ended December 31, 2004. For comparison, the S&P 500(R) Index was up 10.86%.

     Similar to 2003, in 2004 lower-rated credits outperformed higher-rated credits across all sectors of the high yield market. Within the high yield market, C-rated bonds outperformed B-rated bonds, which outperformed the higher BB-rated bonds. In the convertible market, the speculative grade issues beat investment grade issues as well. Even in the high-grade portion of the market, the highest yielding investment grade companies led that sector's advance.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: The series benefited from its large allocation to high yield bonds, which represented approximately 64% of the portfolio. A "shortage of yield" continued to support the mid- and lower quality segments of the fixed income market. The series' emphasis on B-rated versus BB-rated high yield bonds proved beneficial during the year. The portfolio was overweight B-rated securities, which tended to outperform BB-rated. Access to capital has allowed companies to improve balance sheet quality and consequently default rates have been quite low. In a similar fashion, convertible securities benefited from rising earnings and participation in the stock market uptrend. Both high yield bonds and convertibles broadly outperformed the aggregate U.S. bond market during the 12-month period ended December 31, 2004.

     One factor that hindered the series' performance in the year was its limited exposure to the lowest-rated securities (CCC and below). According to its strategy, the series' holdings in the high yield market include a minimal portion of securities rated CCC and below. Since this portion of the high yield market made the strongest gains in the year, the series' performance lagged the high yield market as a whole. As with high yield bonds, the outperformance by higher-risk convertibles also led to some underperformance, relative to the convertible market as a whole, since the series also maintains an investment grade bias in its convertible holdings.

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We believe that in the short term, the shortage of yield will drive demand for high yield and support our allocation to this sector. While high yield spreads are the tightest seen in many years, we don't think this poses an immediate risk to high yield bonds. We believe fundamentals, such as strong corporate balance sheets and increasing profits, support our constructive view and allocation to high yield debt. Taking a longer-term standpoint, we are beginning to feel that high yield valuations could suppress this segment's attractiveness. If spreads compress further, we should begin to find value in higher quality segments of the market. Risks to our outlook, such as a surge in inflationary pressures or a dramatic weakening in earnings or the dollar, would prompt us to hasten the transition of the portfolio to higher quality holdings. We are carefully evaluating each holding as spreads narrow. Issue selection continues to be the key to sustainable performance.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                      FROM
                                                                    INCEPTION
                                                                   8/12/02 TO
                                                        1 YEAR      12/31/04
-----------------------------------------------------------------------------
  Bond-Debenture Series                                  8.43%       13.67%
-----------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index                   4.34%        5.23%
-----------------------------------------------------------------------------
  Merrill Lynch High Yield Master II Index              10.87%       18.79%
-----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                                    Lehman Brothers      Merrill Lynch
                  Bond-Debenture      Aggregate            High Yield
                       Series         Bond Index        Master II Index

8/12/02               $10,000          $10,000              $10,000
12/31/02               10,636           10,398               10,530
12/31/03               12,525           10,824               13,493
12/31/04               13,580           11,294               14,960

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Corporate Bonds                           65%
Convertible Bonds                         11
Convertible Preferred Stock                6
Foreign Corporate Bonds                    4
Agency Mortgage-Backed Securities          3
Foreign Convertible Bonds                  2
U.S. Government Securities                 1
Other                                      8


  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Lord Abbett Bond-Debenture Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             LORD ABBETT BOND-DEBENTURE SERIES          JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             ---------------------------------          -------------     -----------------     -------------
             Actual                                       $1,000.00           $1,078.60             $4.70

             Hypothetical (5% return before expenses)      1,000.00            1,020.56              4.58

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.90%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 8.43%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,084.30.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(g)
--------------------------------------------------------------------------------
 1. Chesapeake Energy Corp. Cv. Pfd. 6%                                   1.2%
 2. Fannie Mae 6%, 5/1/33                                                 1.1%
 3. Fisher Scientific International, Inc. Cv. 2.50%, 10/1/23              1.0%
 4. Dole Foods Co., Inc. 8.875%, 3/15/11                                  1.0%
 5. Iron Mountain, Inc. 7.75%, 1/15/15                                    0.9%
 6. Liberty Media Corp. Cv. 3.25%, 3/15/31                                0.9%
 7. Elizabeth Arden, Inc. 7.75%, 1/15/14                                  0.9%
 8. Rite Aid Corp. 6.875%,  8/15/13                                       0.8%
 9. Watson  Pharmaceutical, Inc. Cv. 1.75%, 3/15/23                       0.8%
10. Fannie Mae 5.50%, 7/1/33                                              0.8%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

U.S. GOVERNMENT SECURITIES--0.7%
U.S. TREASURY NOTES--0.7%
  U.S. Treasury Note 5%, 2/15/11 .......      AAA      $  150    $   159,568
                                                                 -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $159,893) ................................        159,568
                                                                 -----------
AGENCY MORTGAGE-BACKED SECURITIES--2.7%
  Fannie Mae 6%, 5/1/32 ................      AAA          21         21,602
  Fannie Mae 6%, 5/1/33 ................      AAA         228        236,529
  Fannie Mae 5.50%, 7/1/33 .............      AAA         171        173,973
  Fannie Mae 6%, 11/1/33 ...............      AAA         144        149,279
                                                                 -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $575,142) ................................        581,383
                                                                 -----------
AGENCY NON MORTGAGE-BACKED SECURITIES--0.4%
  Freddie Mac 5.50%, 7/15/06 ...........      AAA          75         77,614
                                                                 -----------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
  (Identified cost $77,460) .................................         77,614
                                                                 -----------
DOMESTIC CORPORATE BONDS--64.7%
ADVERTISING--0.4%
  Dex Media, Inc. 8%, 11/15/13 .........      B            50         54,375
  Interpublic Group of Companies, Inc. (The)
    6.25%, 11/15/14 ....................      BB+          25         25,296
                                                                 -----------
                                                                      79,671
                                                                 -----------
AEROSPACE & DEFENSE--1.2%
  DRS Technologies, Inc. 6.875%, 11/1/13      B            50         52,500
  Esterline Technologies Corp. 7.75%,
    6/15/13 ............................      B+           60         65,850
  Raytheon Co. 4.85%, 1/15/11 ..........      BBB-        150        153,690
                                                                 -----------
                                                                     272,040
                                                                 -----------
ALTERNATIVE CARRIERS--0.4%
  Level 3 Financing, Inc. 144A 10.75%,
    10/15/11 (b) .......................      CC          100         91,000
                                                                 -----------
AUTO PARTS & EQUIPMENT--1.5%
  Affinia Group, Inc. 144A 9%,
    11/30/14 (b) .......................      B            50         52,375
  Delco Remy International, Inc. 11%,
    5/1/09 .............................      CCC+         80         85,600
  Eagle-Picher Industries, Inc. 9.75%,
    9/1/13 .............................      B-           65         65,325
  JB Poindexter & Co., Inc. 144A 8.75%,
    3/15/14 (b) ........................      B-           70         74,725
  Tenneco Automotive, Inc. 144A 8.625%,
    11/15/14 (b) .......................      B-           50         52,250
                                                                 -----------
                                                                     330,275
                                                                 -----------
AUTOMOBILE MANUFACTURERS--0.2%
  General Motors Corp. 7.125%, 7/15/13 .      BBB-         50         51,167
                                                                 -----------


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

BROADCASTING & CABLE TV--5.8%
  Allbritton Communications Co. 7.75%,
    12/15/12 ...........................      B-       $  130    $   135,200
  Block Communications, Inc. 9.25%,
    4/15/09 ............................      B-           25         27,375
  Charter Communications Holdings
    LLC/Charter Communications
    Holdings Capital Corp. 10%, 4/1/09 .      CCC-         85         76,925
  Charter Communications Holdings
    LLC/Charter Communications Holdings
    Capital Corp. 10.25%, 9/15/10 ......      CCC-        100        106,500
  Clear Channel Communications, Inc. ...
    4.625%, 1/15/08 ....................      BBB-         50         50,772
  CSC Holdings, Inc. Series B 8.125%,
    8/15/09 ............................      BB-         100        109,875
  DIRECTV Holdings LLC/DIRECTV
    Financing Co., Inc. 8.375%, 3/15/13       BB-          75         84,469
  Echostar DBS Corp. 9.125%, 1/15/09 ...      BB-          33         36,465
  Echostar DBS Corp. 6.375%, 10/1/11 ...      BB-          15         15,412
  Emmis Operating Co. 6.875%, 5/15/12 ..      B-          100        105,125
  Insight Communications Co., Inc. 0%,
    2/15/11 (d) ........................      B-          150        146,625
  Mediacom LLC/Mediacom Capital Corp. ..
    9.50%, 1/15/13 .....................      B            50         50,437
  Mediacom LLC/Mediacom Capital Corp. ..
    Series B 8.50%, 4/15/08 ............      B            74         75,850
  Paxson Communications Corp. 10.75%,
    7/15/08 ............................      CC C        100        105,500
  Sinclair Broadcast Group, Inc. 8.75%,
    12/15/11 ...........................      B            50         54,688
  Sinclair Broadcast Group, Inc. 8%,
    3/15/12 ............................      B            75         80,063
                                                                 -----------
                                                                   1,261,281
                                                                 -----------
BUILDING PRODUCTS--0.4%
  Jacuzzi Brands, Inc. 9.625%, 7/1/10 ..      B            80         89,200
                                                                 -----------
CASINOS & GAMING--3.9%
  Boyd Gaming Corp. 8.75%, 4/15/12 .....      B+          100        111,750
  Isle of Capri Casinos, Inc. 9%,
    3/15/12 ............................      B            50         55,375
  Isle of Capri Casinos, Inc. 7%,
    3/1/14 .............................      B           100        102,500
  MGM Mirage, Inc. 6.75%, 9/1/12 .......      BB+          70         74,025
  Penn National Gaming, Inc. 6.875%,
    12/1/11 ............................      B            45         47,025
  River Rock Entertainment Authority
    9.75%, 11/1/11 .....................      B+          100        112,625
  Scientific Games Corp. 144A 6.25%,
    12/15/12 (b) .......................      B+           75         76,687
  Seneca Gaming Corp. 7.25%, 5/1/12 ....      BB-          25         26,438
  Station Casinos, Inc. 6.50%, 2/1/14 ..      B+          100        103,250
  Turning Stone Casino Resort Enterprise
    144A 9.125%, 12/15/10 (b) ..........      B+           30         32,625
  Venetian Casino Resort LLC 11%,
    6/15/10 ............................      B            25         28,656

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

CASINOS & GAMING--CONTINUED
  Wynn Las Vegas LLC /Wynn Las Vegas
    Corp. 144A 6.625%, 12/1/14 (b) .....      B+       $   75    $    74,625
                                                                 -----------
                                                                     845,581
                                                                 -----------
COMMUNICATIONS EQUIPMENT--0.5%
  Corning, Inc. 7%, 3/15/07 ............      BB+          35         35,175
  Corning, Inc. 5.90%, 3/15/14 .........      BB+          75         75,541
                                                                 -----------
                                                                     110,716
                                                                 -----------
CONSTRUCTION & ENGINEERING--1.0%
  McDermott (J Ray) SA 144A 11%,
    12/15/13 (b) .......................      CCC+         40         44,800
  Shaw Group, Inc. (The) 10.75%,
    3/15/10 ............................      B+          150        166,125
                                                                 -----------
                                                                     210,925
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.9%
  AGCO Corp. 9.50%, 5/1/08 .............      BB-          50         53,500
  Case New Holland, Inc. 144A 9.25%,
    8/1/11 (b) .........................      BB-          75         83,812
  Cummins, Inc. 9.50%, 12/1/10 .........      BB+          50         57,000
                                                                 -----------
                                                                     194,312
                                                                 -----------
CONSUMER FINANCE--0.3%
  Ford Motor Credit Co. 7.25%, 10/25/11       BBB-         50         53,621
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.9%
  Iron Mountain, Inc. 7.75%, 1/15/15 ...      B           200        204,000
                                                                 -----------
DEPARTMENT STORES--0.7%
  Saks, Inc. 9.875%, 10/1/11 ...........      BB           50         59,500
  Saks, Inc. 7.375%, 2/15/19 ...........      BB          100         99,500
                                                                 -----------
                                                                     159,000
                                                                 -----------
DIVERSIFIED CHEMICALS--0.9%
  Hercules, Inc. 6.75%, 10/15/29 .......      B+          150        155,625
  Huntsman LLC 144A 11.75%, 7/15/12 (b)       CCC+         40         47,500
                                                                 -----------
                                                                     203,125
                                                                 -----------
DIVERSIFIED METALS & MINING--0.4%
  Peabody Energy Corp. 5.875%, 4/15/16 .      BB-          90         90,000
                                                                 -----------
DRUG RETAIL--0.8%
  Rite Aid Corp. 6.875%, 8/15/13 .......      B-          200        181,000
                                                                 -----------
ELECTRIC UTILITIES--1.4%
  Midwest Generation LLC 8.75%, 5/1/34 .      B-           75         85,500
  Nevada Power Co. 144A 5.875%,
    1/15/15 (b) ........................      BB           50         50,625
  Texas Genco LLC/Texas Genco Financing
    Corp. 144A 6.875%, 12/15/14 (b) ....      B            25         25,969
  Virginia Electric and Power Co. 4.50%,
    12/15/10 ...........................      BBB+        150        151,085
                                                                 -----------
                                                                     313,179
                                                                 -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--0.2%
  Communications and Power Industries,
    Inc. 8%, 2/1/12 ....................      B-           50         53,250
                                                                 -----------
ENVIRONMENTAL SERVICES--0.6%
  Allied Waste North America 7.875%,
    4/15/13 ............................      BB-          75         77,250
  Allied Waste North America 6.125%,
    2/15/14 ............................      BB-          45         42,525
                                                                 -----------
                                                                     119,775
                                                                 -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0 6%
  IMC Global, Inc. Series B 11.25%, 6/1/11    BB           50         58,000
  Terra Capital, Inc. 11.50%, 6/1/10 ...      B-           23         26,335
  United Industries Corp. Series B 9.875%,
    4/1/09 .............................      B-           35         36,794
                                                                 -----------
                                                                     121,129
                                                                 -----------

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

FOOD DISTRIBUTORS--0.2%
  Le-Natures, Inc. 144A 10%, 6/15/13 (b)      B-       $   40    $    44,400
                                                                 -----------
FOOD RETAIL--1.1%
  Couche-Tard U.S. LP/Couche-Tard Finance
    Corp. 7.50%, 12/15/13 ..............      B            65         70,037
  Pinnacle Foods Holdings Corp. 144A
    8.25%, 12/1/13 (b) .................      B-           25         23,938
  Pinnacle Foods Holdings Corp. 144A
    8.25%, 12/1/13 (b) .................      B-           50         47,875
  Stater Brothers Holdings, Inc. 144A
    8.125%, 6/15/12 (b) ................      BB-         100        106,250
                                                                 -----------
                                                                     248,100
                                                                 -----------
GAS UTILITIES--1.2%
  SEMCO Energy, Inc. 7.125%, 5/15/08 ...      BB-         125        134,409
  Sonat, Inc. 7.625%, 7/15/11 ..........      CCC+         25         26,000
  Suburban Propane Partners LP/Suburban
    Energy Finance Corp. 6.875%,
    12/15/13 ...........................      B           100        102,500
                                                                 -----------
                                                                     262,909
                                                                 -----------
HEALTH CARE DISTRIBUTORS--0.7%
  AmeriPath, Inc. 10.50%, 4/1/13 .......      B-          150        160,125
                                                                 -----------
HEALTH CARE EQUIPMENT--1.3%
  Bio-Rad Laboratories, Inc. 144A 6.125%,
    12/15/14 (b) .......................      BB-         125        126,562
  Fisher Scientific International, Inc.
    8%, 9/1/13 .........................      BB+          10         11,400
  Medex, Inc. 8.875%, 5/15/13 ..........      B-           70         81,900
  PerkinElmer, Inc. 8.875%, 1/15/13 ....      BB-          50         57,250
                                                                 -----------
                                                                     277,112
                                                                 -----------
HEALTH CARE FACILITIES--2.7%
  Beverly Enterprises, Inc. 144A 7.875%,
    6/15/14 (b) ........................      B           100        107,750
  Hanger Orthopedic Group, Inc. 10.375%,
    2/15/09 ............................      CCC+         75         77,813
  HCA, Inc. 6.375%, 1/15/15 ............      BB+          80         80,471
  HEALTHSOUTH Corp. 8.375%, 10/1/11 ....      NR          110        114,675
  Tenet Healthcare Corp. 7.375%, 2/1/13       B-          100         97,500
  Tenet Healthcare Corp. 144A 9.875%,
    7/1/14 (b) .........................      B-           50         54,750
  Vanguard Health Systems, Inc. 144A 9%,
    10/1/14 (b) ........................      CCC+         50         53,750
                                                                 -----------
                                                                     586,709
                                                                 -----------
HEALTH CARE SERVICES--0.1%
  Alliance Imaging, Inc. 144A 7.25%,
    12/15/12 (b) .......................      B-           25         25,562
                                                                 -----------
HOMEBUILDING--0.1%
  Beazer Homes USA, Inc. 6.50%, 11/15/13      BB           20         20,350
                                                                 -----------
HOTELS, RESORTS & CRUISE LINES--1.5%
  Gaylord Entertainment Co. 8%, 11/15/13      B           125        135,625
  Gaylord Entertainment Co. 144A 6.75%,
    11/15/14 (b) .......................      B            25         25,250
  Hard Rock Hotel, Inc. 8.875%, 6/1/13 .      B           125        138,750
  Hilton Hotels Corp. 8.25%, 2/15/11 ...      BBB-         25         29,580
                                                                 -----------
                                                                     329,205
                                                                 -----------
HOUSEHOLD APPLIANCES--0.4%
  Fedders North America, Inc. 9.875%,
    3/1/14 .............................      CCC-        100         82,000
                                                                 -----------
HOUSEHOLD PRODUCTS--0.8%
  Church & Dwight Company Inc. 144A 6%,
    12/15/12 (b) .......................      B+           25         25,563
  Rayovac Corp. 8.50%, 10/1/13 .........      B-          125        139,375
                                                                 -----------
                                                                     164,938
                                                                 -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

INDUSTRIAL GASES--0.6%
  Airgas, Inc. 6.25%, 7/15/14 ..........      BB-      $  125    $   128,125
                                                                 -----------
INDUSTRIAL MACHINERY--0.7%
  JLG Industries, Inc. 8.25%, 5/1/08 ...      B+           30         32,550
  Manitowoc Co., Inc. (The) 7.125%, 11/1/13   B+          100        108,750
                                                                 -----------
                                                                     141,300
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--1.2%
  Cincinnati Bell, Inc. 8.375%, 1/15/14       B-           75         76,312
  MCI, Inc. 5.908%, 5/1/07 .............      B+            1            732
  MCI, Inc. 6.688%, 5/1/09 .............      B+            1            740
  MCI, Inc. 7.735%, 5/1/14 .............      B+            1            813
  Qwest Capital Funding, Inc. 7.90%, 8/15/10  B           165        167,475
  Qwest Communications International 144A
    5.79%, 2/15/09 (b)(d) ..............      B            15         15,263
                                                                 -----------
                                                                     261,335
                                                                 -----------
IT CONSULTING & OTHER SERVICES--0.3%
  Titan Corp. 8%, 5/15/11 ..............      B            50         53,500
                                                                 -----------
LEISURE FACILITIES--0.1%
  Six Flags, Inc. 9.50%, 2/1/09 ........      CCC          25         26,125
                                                                 -----------
MANAGED HEALTH CARE--0.6%
  PacifiCare Health Systems, Inc.
    10.75%, 6/1/09 .....................      BBB-         16         18,560
  UnitedHealth Group, Inc. 4.875%,
    4/1/13 .............................      A           100        100,837
                                                                 -----------
                                                                     119,397
                                                                 -----------
METAL & GLASS CONTAINERS--3.4%
  Anchor Glass Container Corp. 11%,
    2/15/13 ............................      B+           50         53,750
  BWAY Corp. 10%, 10/15/10 .............      B-           50         52,250
  Constar International, Inc. 11%, 12/1/12    B            60         62,550
  Crown Cork & Seal Co., Inc. 7.375%,
    12/15/26 ...........................      B           160        151,200
  Graham Packing Co. L.P. 144A 8.50%,
    10/15/12 (b) .......................      CCC+        160        168,800
  Owens-Brockway Glass Container, Inc.
    8.875%, 2/15/09 ....................      BB-          60         65,475
  Owens-Brockway Glass Container, Inc.
    7.75%, 5/15/11 .....................      BB-         125        135,938
  Plastipak Holdings, Inc. 10.75%, 9/1/11     B+           25         28,250
  Portola Packaging, Inc . 8.25%, 2/1/12      CCC          25         19,875
                                                                 -----------
                                                                     738,088
                                                                 -----------
MOVIES & ENTERTAINMENT--1.6%
  AMC Entertainment, Inc. 8%, 3/1/14 ...      CCC+        125        125,000
  Carmike Cinemas, Inc. 7.50%, 2/15/14 .      CCC+         60         61,725
  LCE Acquisition Corp. 144A 9%,
    8/1/14 (b) .........................      CCC+        150        163,125
                                                                 -----------
                                                                     349,850
                                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER--3.8%
  AES Corp. (The) 144A 8.75%,
    5/15/13 (b) ........................      B+           75         85,594
  Calpine Corp. 144A 8.50%, 7/15/10 (b)       B           125        106,875
  Duke Energy Corp. Series B 5.375%,
    1/1/09 .............................      BBB         150        157,213
  Dynegy Holdings, Inc. 6.875%, 4/1/11 .      CCC+         65         62,887
  Dynegy Holdings, Inc. 144A 9.875%,
    7/15/10 (b) ........................      B-          100        112,250
  NRG Energy, Inc. 144A 8%, 12/15/13 (b)      B           125        136,875
  Reliant Energy, Inc. 6.75%, 12/15/14 .      B+           50         49,938
  Reliant Resources, Inc. 9.50%, 7/15/13      B+          100        114,125
                                                                 -----------
                                                                     825,757
                                                                 -----------
OIL & GAS DRILLING--0.3%
  Pride International, Inc. 7.375%,
    7/15/14 ............................      BB-          60         65,850
                                                                 -----------

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

OIL & GAS EQUIPMENT & SERVICES--1.7%
  Hanover Compressor Co. 8.625%,
    12/15/10 ...........................      B        $  100    $   109,750
  Hanover Compressor Co. 9%, 6/1/14 ....      B            25         27,938
  Hornbeck Offshore Services, Inc. 144A
    6.125%, 12/1/14 (b) ................      BB-          70         70,700
  Key Energy Services, Inc. 6.375%,
    5/1/13 .............................      B            80         81,800
  Offshore Logistic, Inc. 6.125%,
    6/15/13 ............................      BB+          75         76,500
                                                                 -----------
                                                                     366,688
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--2.2%
  Chesapeake Energy Corp. 144A 6.375%,
    6/15/15 (b) ........................      BB-          45         46,462
  Exco Resources, Inc. 7.25%, 1/15/11 ..      B           150        161,250
  Harvest Operations Corp. 144A 7.875%,
    10/15/11 (b) .......................      B-           25         25,313
  Houston Exploration Co. 7%, 6/15/13 ..      B+           75         79,875
  KCS Energy, Inc. 7.125%, 4/1/12 ......      B-          100        105,500
  Range Resources Corp. 7.375%, 7/15/13       B            60         64,650
                                                                 -----------
                                                                     483,050
                                                                 -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--1.6%
  El Paso Corp. 7%, 5/15/11 ............      CCC+        150        152,438
  Ferrellgas Partners L.P. 6.75%,
    5/1/14 .............................      BB-          70         72,275
  MarkWest Energy Partners L.P. 144A
    6.875%, 11/1/14 (b) ................      B+           45         45,900
  Williams Cos., Inc. (The) 7.875%,
    9/1/21 .............................      B+           75         84,000
                                                                 -----------
                                                                     354,613
                                                                 -----------
PACKAGED FOODS & MEATS--2.1%
  Chiquita Brands International, Inc. 144A
    7.50%, 11/1/14 (b) .................      B           150        152,625
  Del Monte Corp. 8.625%, 12/15/12 .....      B            35         39,375
  Dole Foods Co., Inc. 8.875%, 3/15/11 .      B+          200        218,500
  Land O'Lakes, Inc. 9%, 12/15/10 ......      B            40         44,000
                                                                 -----------
                                                                     454,500
                                                                 -----------
PAPER PACKAGING--0.5%
  Jefferson Smurfit Corp. 7.50%, 6/1/13       B            70         75,075
  Longview Fibre Co. 10%, 1/15/09 ......      B+           25         27,438
                                                                 -----------
                                                                     102,513
                                                                 -----------
PAPER PRODUCTS--0.9%
  Boise Cascade LLC 144A 7.125%,
    10/15/14 (b) .......................      B+           50         53,125
  Bowater, Inc. 6.50%, 6/15/13 .........      BB           75         75,386
  Buckeye Technologies, Inc. 8%,
    10/15/10 ...........................      B            75         75,375
                                                                 -----------
                                                                     203,886
                                                                 -----------
PERSONAL PRODUCTS--1.3%
  Elizabeth Arden, Inc. 7.75%, 1/15/14 .      B-          175        186,375
  Playtex Products, Inc. 9.375%, 6/1/11       CCC+        100        107,250
                                                                 -----------
                                                                     293,625
                                                                 -----------
PHARMACEUTICALS--0.4%
  Alpharma, Inc. 144A 8.625%, 5/1/11 (b)      B-           90         94,500
                                                                 -----------
PUBLISHING & PRINTING--0.6%
  Dex Media West LLC/Dex Media West
    Finance Co. Series B 9.875%, 8/15/13      B            48         55,560
  Houghton Mifflin Co. 8.25%, 2/1/11 ...      B-           75         80,250
                                                                 -----------
                                                                     135,810
                                                                 -----------
RAILROADS--0.4%
  Union Pacific Corp. 3.625%, 6/1/10 ...      BBB         100         96,229
                                                                 -----------
REITS--0.3%
  Host Marriott LP Series G 9.25%,
    10/1/07 ............................      B+           50         56,000
                                                                 -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

RESTAURANTS--1.0%
  Carrols Corp. 144A 9%, 1/15/13 (b) ...      B-       $   25    $    26,000
  Denny's Corp. 144A 10%, 10/1/12 (b) ..      CCC+         75         81,094
  Friendly Ice Cream Corp. 8.375%,
    6/15/12 ............................      B-           90         88,762
  O'Charley's, Inc. 9%, 11/1/13 ........      B            25         26,875
                                                                 -----------
                                                                     222,731
                                                                 -----------
SPECIALTY CHEMICALS--0.9%
  Crompton Corp. 144A 9.875%, 8/1/12 (b)      B            75         86,250
  Huntsman International Holdings LLC
    0%, 12/31/09 .......................      CCC+        100         56,500
  Rockwood Specialties 144A 7.50%,
    11/15/14 (b) .......................      B-           50         52,125
                                                                 -----------
                                                                     194,875
                                                                 -----------
TEXTILES--0.6%
  INVISTA 144A 9.25%, 5/1/12 (b) .......      B+          125        140,000
                                                                 -----------
TIRES & RUBBER--0.3%
  Cooper Standard Automotive Corp. 144A
    8.375%, 12/15/14 (b) ...............      B            65         65,163
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS--0.6%
  Park-Ohio Industries, Inc. 144A
    8.375%, 11/15/14 (b) ...............      CCC+         75         75,375
  United Rentals North America, Inc. ...
    7.75%, 11/15/13 ....................      B+           60         59,100
                                                                 -----------
                                                                     134,475
                                                                 -----------
WATER UTILITIES--0.5%
  Sensus Metering Systems 8.625%,
    12/15/13 ...........................      B-          105        108,150
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES--3.1%
  Airgate PCS, Inc. 144A 5.85%,
    10/15/11 (b)(d) ....................      CCC+         30         30,975
  Airgate PCS, Inc. 9.375%, 9/1/09 .....      CCC-         75         81,187
  Airgate PCS, Inc. 144A 9.375%,
    9/1/09 (b) .........................      CCC-         25         27,062
  Centennial Celluar Operating
    Co./Centennial Communications Corp.
    10.125%, 6/15/13 ...................      CCC         125        140,937
  Dobson Communications Corp. 8.875%,
    10/1/13 ............................      CCC          25         17,688
  Nextel Communications, Inc. 7.375%,
    8/1/15 .............................      BB           40         44,200
  Nextel Partners, Inc. 8.125%, 7/1/11 .      B-          150        167,250
  Rural Cellular Corp. 9.875%, 2/1/10 ..      CCC          50         51,125
  TeleCorp PCS, Inc. 10.625%, 7/15/10 ..      A            58         63,215
  Ubiquitel Operating Co. 144A 9.875%,
    3/1/11 (b) .........................      CCC          30         33,825
  Western Wireless Corp. 9.25%, 7/15/13       CCC          25         27,313
                                                                 -----------
                                                                     684,777
                                                                 -----------
TOTAL DOMESTIC CORPORATE BONDS
  (Identified cost $13,497,135)..............................     14,136,569
                                                                 -----------
FOREIGN CORPORATE BONDS(f)--3.4%
CANADA--3.0%
  Ainsworth Lumber Co. Ltd. 144A 7.25%,
    10/1/12 (b) ........................      B+          115        117,588
  Biovail Corp. 7.875%, 4/1/10 .........      BB-         125        130,000
  CHC Helicopter Corp. 7.375%, 5/1/14 ..      B            50         53,000
  Jean Coutu Group (PJC) (The), Inc.
    144A 8.50%, 8/1/14 (b) .............      B            70         72,100
  Norske Skog Canada Ltd. 7.375%, 3/1/14      BB-         100        104,750
  Nova Chemicals Corp. 6.50%, 1/15/12 ..      BB+          50         53,250
  Rogers Wireless Communications, Inc.
    144A 7.25%, 12/15/12 (b) ...........      BB           25         26,625
  Stone Container Finance Canada 7.375%,
    7/15/14 ............................      B            50         53,500
  Tembec Industries, Inc. 7.75%, 3/15/12      B            50         48,625
                                                                 -----------
                                                                     659,438
                                                                 -----------

                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

FRANCE--0.3%
  Rhodia SA 8.875%, 6/1/11 .............      CCC+     $   60    $    60,750
                                                                 -----------
IRELAND--0.1%
  JSG Funding plc 9.625%, 10/1/12 ......      B            25         28,000
                                                                 -----------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $718,015) ................................        748,188
                                                                 -----------
DOMESTIC CONVERTIBLE BONDS--11.7%
AEROSPACE & DEFENSE--1.2%
  Alliant Techsystems, Inc. Cv. 2.75%,
    2/15/24 ............................      B           125        132,969
  Armor Holding, Inc. Cv. 2%,
    11/1/24 (d) ........................      B+           25         28,531
  Lockheed Martin Cv. 2.04%, 8/15/33 (d)      BBB         100        103,452
                                                                 -----------
                                                                     264,952
                                                                 -----------
APPLICATION SOFTWARE--0.5%
  Mentor Graphics Corp. Cv. 6.875%,
    6/15/07 ............................      NR          100        105,625
                                                                 -----------
BIOTECHNOLOGY--0.5%
  Amylin Pharmaceuticals, Inc. Cv.
    2.50%, 4/15/11 .....................      NR           65         66,950
  Invitrogen Corp. Cv. 1.50%, 2/15/24 ..      NR           50         47,125
                                                                 -----------
                                                                     114,075
                                                                 -----------
BROADCASTING & CABLE TV--0.9%
  Liberty Media Corp. Cv. 3.25%, 3/15/31      BBB-        200        196,250
                                                                 -----------
CASINOS & GAMING--0.5%
  International Game Technology Cv. 0%,
    1/29/33 ............................      BBB         150        114,562
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS--0.7%
  EMC Corp. Cv. 4.50%, 4/1/07 ..........      BBB         125        140,625
                                                                 -----------
CONSTRUCTION & ENGINEERING--0.4%
  Fluor Corp.  Cv. 1.50%, 2/15/24 ......      BBB+         65         74,100
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.6%
  Agco Corp. Cv. 1.75%, 12/31/33 .......      BB-         100        117,500
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--0.6%
  DST Systems, Inc. Cv. 4.125%, 8/15/23       NR          100        130,250
                                                                 -----------
HEALTH CARE EQUIPMENT--1.4%
  Fisher Scientific International, Inc.
    Cv. 2.50%, 10/1/23 .................      BBB-        150        223,875
  Medtronic, Inc. Cv. 1.25%, 9/15/21 ...      AA-          75         75,844
                                                                 -----------
                                                                     299,719
                                                                 -----------
HEALTH CARE FACILITIES--0.7%
  Lifepoint Hospital Holdings, Inc. Cv.
    4.50%, 6/1/09 ......................      B(c)        100        100,375
  Universal Health Services, Inc. Cv.
    0.426%, 6/23/20 ....................      BBB         100         57,625
                                                                 -----------
                                                                     158,000
                                                                 -----------
HEALTH CARE SERVICES--0.4%
  SFBC International, Inc. Cv. 144A
    2.25%, 8/15/24 (b) .................      B-           70         86,009
                                                                 -----------
HEALTH CARE SUPPLIES--0.5%
  Advanced Medical Optics Cv. 2.50%,
    7/15/24 ............................      B           100        109,250
                                                                 -----------
MOVIES & ENTERTAINMENT--0.6%
  Walt Disney Co. (The) Cv. 2.125%,
    4/15/23 ............................      BBB+        125        139,063
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--0.5%
  Schlumberger Ltd. Cv. 1.50%, 6/1/23 ..      A+          100        109,500
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--0.1%
  Quicksilver Resources 144A Cv. 1.875%,
    11/1/24 (b) ........................      NR           25         26,656
                                                                 -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                          (UNAUDITED)  (000)        VALUE
                                          ---------    ------    -----------

PACKAGED FOODS & MEATS--0.4%
  Nestle Holding, Inc. Series WW Cv.
    3%, 5/9/05 .........................      AAA       $  80    $    90,400
                                                                 -----------
PHARMACEUTICALS--0.8%
  Watson Pharmaceutical, Inc. Cv. 1.75%,
    3/15/23 ............................      BBB-        175        180,250
                                                                 -----------
SEMICONDUCTORS--0.4%
  LSI Logic Corp. Cv. 4%, 5/15/10 ......      B           100         94,375
                                                                 -----------
TOTAL DOMESTIC CONVERTIBLE BONDS
  (Identified cost $2,448,000) ..............................      2,551,161
                                                                 -----------
FOREIGN CONVERTIBLE BONDS(f)--2.5%
CANADA--1.5%
  Fairmont Hotels & Resorts, Inc. Cv.
    3.75%, 12/1/23 .....................      NR          150        169,125
  Placer Dome, Inc. Cv. 2.75%, 10/15/23       BBB+        125        153,282
                                                                 -----------
                                                                     322,407
                                                                 -----------
ISRAEL--0.5%
  Teva Pharmaceutical Finance BV Cv.
    0.375%, 11/15/22 ...................      BBB          60         87,150
  Teva Pharmaceutical Finance LLC
    Class A Cv. 0.50%, 2/1/24 ..........      BBB          15         15,281
                                                                 -----------
                                                                     102,431
                                                                 -----------
UNITED STATES--0.5%
  Tyco International Group SA Cv. 2.75%,
    1/15/18 ............................      BBB          75        118,875
                                                                 -----------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $453,443) ................................        543,713
                                                                 -----------


                                                       SHARES
                                                       ------

DOMESTIC CONVERTIBLE PREFERRED STOCKS--5.6%
ADVERTISING--0.4%
  Interpublic Group of Cos., Inc.
    Series A Cv. Pfd 5.375% .....................       2,000         98,000
                                                                 -----------
AUTOMOBILE MANUFACTURERS--0.2%
  Ford Motor Co. Cv. Pfd. 6.50% .................       1,000         52,790
                                                                 -----------
BROADCASTING & CABLE TV--0.3%
  Sinclair Broadcasting Group, Inc.
    Series D Cv. Pfd. 6% ........................       1,500         65,235
                                                                 -----------
DISTILLERS & VINTNERS--0.7%
  Constellation Brands, Inc. Series A
    Cv. Pfd. 5.75% ..............................       4,000        150,480
                                                                 -----------
ELECTRIC UTILITIES--0.5%
  FPL Group, Inc. Cv. Pfd. 8% ...................       2,000        120,480
                                                                 -----------
FOOD RETAIL--0.6%
  Albertson's, Inc. Cv. Pfd. 7.50% ..............       5,000        127,000
                                                                 -----------
HEALTH CARE DISTRIBUTORS--0.4%
  Omnicare, Inc. Cv. Pfd. 4% ....................       1,500         82,740
                                                                 -----------


                                                       SHARES       VALUE
                                                       ------    -----------

MULTI-UTILITIES & UNREGULATED POWER--0.3%
  CMS Energy Cv. Pfd. 4.50% .....................       1,000    $    63,375
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--1.2%
  Chesapeake Energy Corp. Cv. Pfd. 144A
    4.125% (b) .........................                  225        261,281
                                                                 -----------
OIL & GAS REFINING, MARKETING & TRANSPORTATION--0.3%
  Williams Cos, Inc. Cv. Pfd. 5.50% .............         800         67,000
                                                                 -----------
PAPER PACKAGING--0.4%
  Temple-Inland, Inc. Cv. Pfd. 7.50% ............       1,400         78,820
                                                                 -----------
PHARMACEUTICALS--0.3%
  Schering-Plough Corp. Cv. Pfd. 6% .............       1,200         67,320
                                                                 -----------
TOTAL DOMESTIC CONVERTIBLE PREFERRED STOCKS
  (Identified cost $1,148,479)...............................      1,234,521
                                                                 -----------
FOREIGN CONVERTIBLE PREFERRED STOCKS(f)--0.1%
PROPERTY & CASUALTY INSURANCE--0.1%
  XL Capial Ltd. Cv. Pfd. 6.50% (Bermuda) .......       1,000         25,450
                                                                 -----------
TOTAL FOREIGN CONVERTIBLE PREFERRED STOCKS
  (Identified cost $25,000)..................................         25,450
                                                                 -----------
DOMESTIC COMMON STOCKS--0.3%
COMMUNICATIONS EQUIPMENT--0.3%
  Avaya, Inc. (e) ...............................       3,744         64,397
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $58,239)..................................         64,397
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--92.1%
  (Identified cost $19,160,806)..............................     20,122,564
                                                                 -----------


                                                         PAR
                                                        VALUE
                                                        (000)
                                                        -----
SHORT-TERM INVESTMENTS--6.7%
REPURCHASE AGREEMENTS--6.7%
  State Street Bank and Trust Co. repurchase
    agreement 0.75% dated 12/31/04, due 1/3/05
    repurchase price $1,467,092 collateralized by
    U.S. Treasury Bond 7.625%, 11/15/22
    market value $1,496,367 ......................     $1,467      1,467,000
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $1,467,000) ..............................      1,467,000
                                                                 -----------
TOTAL INVESTMENTS--98.8%
  (Identified cost $20,627,806) .............................     21,589,564(a)
  Other assets and liabilities, net--1.2% ...................        270,387
                                                                 -----------
NET ASSETS--100.0% ..........................................    $21,859,951
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,062,184 and gross depreciation of $122,545 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $20,649,925.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, these securities amounted to a value of $3,834,178 or 17.5% of net assets.
(c) As rated by Moody's or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income  producing.
(f) Foreign Corporate Bonds, Foreign Convertible Bonds, and Foreign Convertible Preferred Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically or in the header, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(g) Table excludes short-term investments.

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $20,627,806) ...........................................        $21,589,564
Cash ...................................................................................................             53,287
Receivables
  Interest and dividends ...............................................................................            302,152
  Fund shares sold .....................................................................................             26,692
  Receivable from adviser ..............................................................................                787
Prepaid expenses .......................................................................................                358
                                                                                                                -----------
    Total assets .......................................................................................         21,972,840
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased ......................................................................             52,625
  Fund shares repurchased ..............................................................................              7,378
  Professional fee .....................................................................................             31,403
  Financial agent fee ..................................................................................              3,652
  Administration fee ...................................................................................              1,450
  Trustees' fee ........................................................................................                147
Accrued expenses .......................................................................................             16,234
                                                                                                                -----------
    Total liabilities ..................................................................................            112,889
                                                                                                                -----------
NET ASSETS .............................................................................................        $21,859,951
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................        $20,753,148
  Distributions in excess of net investment income .....................................................             (2,955)
  Accumulated net realized gain ........................................................................            148,000
  Net unrealized appreciation ..........................................................................            961,758
                                                                                                                -----------
NET ASSETS .............................................................................................        $21,859,951
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................          1,859,224
                                                                                                                ===========
Net asset value and offering price per share ...........................................................             $11.76
                                                                                                                     ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Interest .............................................................................................         $1,104,852
  Dividends ............................................................................................             52,651
  Foreign taxes withheld ...............................................................................                (21)
                                                                                                                 ----------
    Total investment income ............................................................................          1,157,482
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ..............................................................................            139,918
  Financial agent fee ..................................................................................             41,242
  Administration fee ...................................................................................             14,925
  Professional .........................................................................................             35,842
  Custodian ............................................................................................             23,655
  Printing .............................................................................................             17,870
  Trustees .............................................................................................              9,466
  Miscellaneous ........................................................................................             18,153
                                                                                                                 ----------
    Total expenses .....................................................................................            301,071
    Less expenses reimbursed by investment adviser .....................................................           (132,871)
    Custodian fees paid indirectly .....................................................................               (299)
                                                                                                                 ----------
    Net expenses .......................................................................................            167,901
                                                                                                                 ----------
NET INVESTMENT INCOME ..................................................................................            989,581
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .....................................................................            448,323
  Net change in unrealized appreciation (depreciation) on investments ..................................            120,025
                                                                                                                 ----------
NET GAIN ON INVESTMENTS ................................................................................            568,348
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................         $1,557,929
                                                                                                                 ==========

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------     -----------
FROM OPERATIONS
  Net investment income (loss) .............................................................     $   989,581     $   475,654
  Net realized gain (loss) .................................................................         448,323         107,352
  Net change in unrealized appreciation (depreciation) .....................................         120,025         748,815
                                                                                                 -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................       1,557,929       1,331,821
                                                                                                 -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net invesment income .....................................................................      (1,004,905)       (481,158)
  Net realized short-term gains ............................................................         (65,661)        (97,704)
  Net realized long-term gains .............................................................        (218,269)        (17,646)
                                                                                                 -----------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................................      (1,288,835)       (596,508)
                                                                                                 -----------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (956,405 and 1,030,333 shares, respectively) ...............      11,136,519      11,503,462
  Net asset value of shares issued from reinvestment of distributions
    (110,950 and 52,712 shares, respectively) ..............................................       1,288,835         596,508
  Cost of shares repurchased (410,752 and 211,011 shares, respectively) ....................      (4,744,291)     (2,376,400)
                                                                                                 -----------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................................       7,681,063       9,723,570
                                                                                                 -----------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................................       7,950,157      10,458,883
NET ASSETS
  Beginning of period ......................................................................      13,909,794       3,450,911
                                                                                                 -----------     -----------
  END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
    AND UNDISTRIBUTED NET INVESTMENT INCOME OF ($2,955) AND $0, RESPECTIVELY] ..............     $21,859,951     $13,909,794
                                                                                                 ===========     ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                YEAR ENDED
                                                               DECEMBER 31,     FROM INCEPTION
                                                             -----------------     8/12/02 TO
                                                              2004       2003       12/31/02
                                                             ------     ------   --------------
Net asset value, beginning of period ................        $11.57     $10.44       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................          0.60       0.59         0.18
  Net realized and unrealized gain (loss) ...........          0.35       1.23         0.46
                                                             ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ................          0.95       1.82         0.64
                                                             ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............         (0.60)     (0.59)       (0.18)
  Distributions from net realized gains .............         (0.16)     (0.10)       (0.02)
                                                             ------     ------       ------
    TOTAL DISTRIBUTIONS .............................         (0.76)     (0.69)       (0.20)
                                                             ------     ------       ------
CHANGE IN NET ASSET VALUE ...........................          0.19       1.13         0.44
                                                             ------     ------       ------
NET ASSET VALUE, END OF PERIOD ......................        $11.76     $11.57       $10.44
                                                             ======     ======       ======
Total return ........................................          8.43%     17.76%        6.36%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .............       $21,860    $13,910       $3,451
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ............................          0.90%      0.90%        0.90%(1)
  Gross operating expenses ..........................          1.61%      2.52%        7.03%(1)
  Net investment income .............................          5.30%      5.88%        5.87%(1)
Portfolio turnover ..................................            55%        54%          24%(2)

(1) Annualized.
(2) Not annualized.

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES

A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is capital appreciation with income as a secondary consideration. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM OVER ITS FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the year ending December 31, 2004, the series returned 12.65%, compared to the S&P 500(R) Index, a broadbased equity index, which returned 10.86%, and the S&P 500(R)/Barra Value Index, the series' style-specific benchmark, which returned 15.71%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: The economy's real growth rate increased for the third straight year in 2004, rising to more than 4% from 3% in 2003. Leading the economic expansion was robust business spending. Shipments of capital goods (excluding defense), a widely used proxy for business spending, surged the most since 1998. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a 50% depreciation schedule.

     As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4%, nearly 50 basis points below its 45-year average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

     Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

     Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80% between February and October, reaching $50 a barrel before moderating in the final quarter of the year. Investors also seemed concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

     Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

     The best performing sectors in 2004 included energy, telecommunication services and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a 50% depreciation schedule, and the strong economy. The worst performing sectors of 2004 were health care, information technology, consumer staples and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest rate environment weakened financials.

     By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

     Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, the S&P 500 Index advanced 9% for the year, 10.86% on a total return basis, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: Stock selection within the health care sector detracted from performance relative to the S&P 500/Barra Value Index during the 12-month period ended December 31, 2004. Pfizer announced that its arthritis drug, Celebrex, may increase the risk of heart attacks among users. Shares of Merck fell in response to the recall of its arthritis medication, Vioxx, which was the largest recall in the history of the pharmaceutical industry. A relative overweight position and stock selection within the

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


materials sector also detracted from performance. Shares of Alcoa fell due to challenges within the aluminum industry, while Newmont Mining shares fell due to falling gold prices. Finally, an overweight position within the energy sector, relative to the S&P 500/Barra Value Index, hurt performance during the 12-month period ended December 31, 2004.

     Stock selection within the information technology sector contributed to relative performance. Apple Computer and Motorola both benefited from solid quarterly earnings announcements based on strong product sales throughout the year. Xerox benefited late in the year by capturing a three-year deal with a major retail store to provide certain digital technology equipment. A relative underweight position within the financials sector, compared to the S&P 500/Barra Value Index, also benefited performance for the year.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: During the 12-month period ended December 31, 2004, we added selectively to the industrials sector while slightly reducing the series' exposure to the utilities sector. The series continues to maintain a bias toward basic materials and industrial companies. Lord Abbett continues to implement the disciplined investment process and philosophy that has guided our firm for over 70 years.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                  FROM
                                                                INCEPTION
                                                               8/12/02 TO
                                                    1 YEAR      12/31/04
-------------------------------------------------------------------------
  Large-Cap Value Series                            12.65%       17.03%
-------------------------------------------------------------------------
  S&P 500(R) Index                                  10.86%       15.10%
-------------------------------------------------------------------------
  S&P 500(R)/Barra Value Index                      15.71%       18.87%
-------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                 Large-Cap        S&P 500(R)      S&P 500(R)/Barra
               Value Series         Index            Value Index
               ------------       ----------      ----------------

8/12/02          $10,000           $10,000            $10,000
12/31/02           9,924             9,806              9,910
12/31/03          12,925            12,622             13,061
12/31/04          14,560            13,993             15,112

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Industrials                      17%
Financials                       16
Health Care                      11
Information Technology           10
Consumer Discretionary           10
Consumer Staples                 10
Materials                         9
Other                            17

  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Lord Abbett Large-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                             BEGINNING             ENDING          EXPENSES PAID
                                                           ACCOUNT VALUE       ACCOUNT VALUE           DURING
            LORD ABBETT LARGE-CAP VALUE SERIES             JUNE 30, 2004     DECEMBER 31, 2004         PERIOD*
            ----------------------------------             -------------     -----------------     -------------
            Actual                                           $1,000.00           $1,088.60            $4.73

            Hypothetical (5% return before expenses)          1,000.00            1,020.56             4.58

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.90%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 12.65%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,126.50.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Exxon Mobil Corp.                                                  5.6%
 2. Deere & Co.                                                        2.9%
 3. J.P. Morgan Chase & Co.                                            2.6%
 4. General Electric Capital Corp.                                     2.5%
 5. International Paper Co.                                            2.3%
 6. Du Pont (E.I.) de Nemours & Co.                                    2.1%
 7. Walt Disney Co. (The)                                              2.1%
 8. Kraft Foods, Inc. Class A                                          1.9%
 9. EMC Corp.                                                          1.9%
10. Verizon Communications, Inc.                                       1.9%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                      SHARES       VALUE
                                                      -------    -----------

DOMESTIC COMMON STOCKS--90.1%
AEROSPACE & DEFENSE--0.6%
  Honeywell International, Inc. ..................     15,200    $   538,231
                                                                 -----------
AGRICULTURAL PRODUCTS--0.3%
  Archer-Daniels-Midland Co. .....................     11,417        254,713
                                                                 -----------
AIR FREIGHT & COURIERS--1.0%
  United Parcel Service, Inc. Class B ............      9,800        837,508
                                                                 -----------
ALUMINUM--1.3%
  Alcoa, Inc. ....................................     34,630      1,088,075
                                                                 -----------
APPAREL RETAIL--0.9%
  Gap, Inc. (The) ................................     37,238        786,467
                                                                 -----------
ASSET MANAGEMENT & CUSTODY BANKS--2.8%
  Bank of New York Co., Inc. (The) ...............     37,482      1,252,649
  Mellon Financial Corp. .........................     38,694      1,203,770
                                                                 -----------
                                                                   2,456,419
                                                                 -----------
BIOTECHNOLOGY--0.4%
  MedImmune, Inc. (b) ............................     12,000        325,320
                                                                 -----------
BROADCASTING & CABLE TV--2.8%
  Clear Channel Communications, Inc. .............     25,961        869,434
  Comcast Corp. Special Class A (b) ..............     46,362      1,522,528
                                                                 -----------
                                                                   2,391,962
                                                                 -----------
COMMUNICATIONS EQUIPMENT--2.1%
  Corning, Inc. (b) ..............................     17,243        202,950
  Motorola, Inc. .................................     93,120      1,601,664
                                                                 -----------
                                                                   1,804,614
                                                                 -----------
COMPUTER HARDWARE--1.3%
  Apple Computer, Inc. (b) .......................     14,282        919,761
  International Business Machines Corp. ..........      1,700        167,586
                                                                 -----------
                                                                   1,087,347
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS--1.9%
  EMC Corp. (b) ..................................    111,215      1,653,767
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--3.8%
  Caterpillar, Inc. ..............................      8,033        783,298
  Deere & Co. ....................................     33,471      2,490,242
                                                                 -----------
                                                                   3,273,540
                                                                 -----------
CONSUMER FINANCE--0.5%
  MBNA Corp. .....................................     14,900        420,031
                                                                 -----------
DEPARTMENT STORES--0.1%
  Federated Department Stores, Inc. ..............      1,300         75,127
                                                                 -----------


                                                      SHARES       VALUE
                                                      -------    -----------

DIVERSIFIED BANKS--3.5%
  Bank of America Corp. ..........................     19,112    $   898,073
  U.S. Bancorp ...................................     17,044        533,818
  Wachovia Corp. .................................     14,009        736,873
  Wells Fargo & Co. ..............................     13,440        835,296
                                                                 -----------
                                                                   3,004,060
                                                                 -----------
DIVERSIFIED CHEMICALS--2.3%
  Dow Chemical Co. (The) .........................      3,000        148,530
  Du Pont (E.I.) de Nemours & Co. ................     36,591      1,794,789
                                                                 -----------
                                                                   1,943,319
                                                                 -----------
DRUG RETAIL--0.7%
  CVS Corp. ......................................     13,000        585,910
                                                                 -----------
ELECTRIC UTILITIES--0.8%
  PG&E Corp. (b) .................................      2,900         96,512
  Progress Energy, Inc. ..........................     12,314        557,085
                                                                 -----------
                                                                     653,597
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.8%
  Emerson Electric Co. ...........................      9,901        694,060
                                                                 -----------
ELECTRONIC MANUFACTURING SERVICES--0.9%
  Solectron Corp. (b) ............................    146,664        781,719
                                                                 -----------
ENVIRONMENTAL SERVICES--0.8%
  Waste Management, Inc. .........................     22,839        683,800
                                                                 -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.6%
  Monsanto Co. ...................................      9,934        551,834
                                                                 -----------
FOOD RETAIL--0.9%
  Kroger Co. (The) (b) ...........................     45,970        806,314
                                                                 -----------
FOOTWEAR--1.0%
  NIKE, Inc. Class B .............................      9,808        889,487
                                                                 -----------
GENERAL MERCHANDISE STORES--0.6%
  Target Corp. ...................................     10,730        557,209
                                                                 -----------
GOLD--1.2%
  Newmont Mining Corp. ...........................     23,311      1,035,241
                                                                 -----------
HEALTH CARE DISTRIBUTORS--1.2%
  Cardinal Health, Inc. ..........................     17,100        994,365
                                                                 -----------
HEALTH CARE EQUIPMENT--1.5%
  Baxter International, Inc. .....................     33,417      1,154,223
  Guidant Corp. ..................................      2,000        144,200
                                                                 -----------
                                                                   1,298,423
                                                                 -----------
HOUSEHOLD PRODUCTS--1.6%
  Clorox Co. (The) ...............................      9,200        542,156
  Kimberly-Clark Corp. ...........................     13,000        855,530
                                                                 -----------
                                                                   1,397,686
                                                                 -----------

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


                                                      SHARES       VALUE
                                                      -------    -----------

HOUSEWARES & SPECIALTIES--0.6%
  Newell Rubbermaid, Inc. ........................     21,747    $   526,060
                                                                 -----------
HYPERMARKETS & SUPER CENTERS--0.4%
  Wal-Mart Stores, Inc. ..........................      6,200        327,484
                                                                 -----------
INDUSTRIAL CONGLOMERATES--2.5%
  General Electric Co. ...........................     59,000      2,153,500
                                                                 -----------
INDUSTRIAL GASES--1.0%
  Praxair, Inc. ..................................     19,646        867,371
                                                                 -----------
INDUSTRIAL MACHINERY--3.3%
  Eaton Corp. ....................................     17,174      1,242,711
  Illinois Tool Works, Inc. ......................      7,529        697,788
  Parker Hannifin Corp. ..........................     12,257        928,345
                                                                 -----------
                                                                   2,868,844
                                                                 -----------
INTEGRATED OIL & GAS--5.6%
  Exxon Mobil Corp. ..............................     93,471      4,791,323
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--3.2%
  SBC Communications, Inc. .......................     35,300        909,681
  Sprint Corp. ...................................      9,800        243,530
  Verizon Communications, Inc. ...................     40,337      1,634,052
                                                                 -----------
                                                                   2,787,263
                                                                 -----------
INVESTMENT BANKING & BROKERAGE--2.2%
  Goldman Sachs Group, Inc. (The) ................      6,800        707,472
  Merrill Lynch & Co., Inc. ......................     20,518      1,226,361
                                                                 -----------
                                                                   1,933,833
                                                                 -----------
MANAGED HEALTH CARE--0.9%
  CIGNA Corp. ....................................      9,900        807,543
                                                                 -----------
MOVIES & ENTERTAINMENT--2.9%
  Viacom, Inc. Class B ...........................     19,589        712,843
  Walt Disney Co. (The) ..........................     63,611      1,768,386
                                                                 -----------
                                                                   2,481,229
                                                                 -----------
MULTI-LINE INSURANCE--1.6%
  American International Group, Inc. .............     18,004      1,182,323
  Hartford Financial Services Group, Inc. (The) ..      3,400        235,654
                                                                 -----------
                                                                   1,417,977
                                                                 -----------
OFFICE ELECTRONICS--1.6%
  Xerox Corp. (b) ................................     83,547      1,421,134
                                                                 -----------
OIL & GAS DRILLING--0.3%
  GlobalSantaFe Corp. ............................      7,900        261,569
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--2.5%
  Baker Hughes, Inc. .............................     25,230      1,076,564
  Schlumberger Ltd. ..............................     16,694      1,117,663
                                                                 -----------
                                                                   2,194,227
                                                                 -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--4.4%
  Citigroup, Inc. ................................     32,275      1,555,009
  J.P. Morgan Chase & Co. ........................     58,188      2,269,914
                                                                 -----------
                                                                   3,824,923
                                                                 -----------
PACKAGED FOODS & MEATS--3.3%
  Heinz (H.J.) Co. ...............................     14,100        549,759
  Kellogg Co. ....................................     14,522        648,552
  Kraft Foods, Inc. Class A ......................     46,800      1,666,548
                                                                 -----------
                                                                   2,864,859
                                                                 -----------
PAPER PRODUCTS--2.3%
  International Paper Co. ........................     47,284      1,985,928
                                                                 -----------
PERSONAL PRODUCTS--0.8%
  Gillette Co. (The) .............................     14,497        649,176
                                                                 -----------


                                                      SHARES       VALUE
                                                      -------    -----------

PHARMACEUTICALS--5.5%
  Bristol-Myers Squibb Co. .......................     15,800    $   404,796
  Merck & Co., Inc. ..............................     24,887        799,868
  Pfizer, Inc. ...................................     35,000        941,150
  Schering-Plough Corp. ..........................     50,902      1,062,834
  Wyeth ..........................................     35,088      1,494,398
                                                                 -----------
                                                                   4,703,046
                                                                 -----------
PUBLISHING & PRINTING--1.0%
  Tribune Co. ....................................     20,460        862,184
                                                                 -----------
RAILROADS--1.6%
  CSX Corp. ......................................     10,651        426,892
  Union Pacific Corp. ............................     13,947        937,936
                                                                 -----------
                                                                   1,364,828
                                                                 -----------
REGIONAL BANKS--0.4%
  Marshall & Ilsley Corp. ........................      7,000        309,400
                                                                 -----------
SEMICONDUCTOR EQUIPMENT--0.2%
  Novellus Systems, Inc. (b) .....................        400         11,156
  Teradyne, Inc. (b) .............................      7,924        135,263
                                                                 -----------
                                                                     146,419
                                                                 -----------
SEMICONDUCTORS--0.6%
  Advanced Micro Devices, Inc. (b) ...............     10,300        226,806
  Texas Instruments, Inc. ........................     13,201        325,009
                                                                 -----------
                                                                     551,815
                                                                 -----------
SOFT DRINKS--1.6%
  PepsiCo, Inc. ..................................     25,619      1,337,312
                                                                 -----------
SYSTEMS SOFTWARE--1.6%
  Microsoft Corp. ................................     42,700      1,140,517
  VERITAS Software Corp. (b) .....................      8,600        245,530
                                                                 -----------
                                                                   1,386,047
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $66,442,683) .............................     77,695,439
                                                                 -----------
FOREIGN COMMON STOCKS(c)--5.6%
DISTILLERS & VINTNERS--0.4%
  Diageo plc ADR (United Kingdom) ................      5,300        306,764
                                                                 -----------
DIVERSIFIED BANKS--0.2%
  Mitsubishi Tokyo Financial Group, Inc. ADR (Japan)   20,200        206,444
                                                                 -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--0.7%
  Potash Corp. of Saskatchewan, Inc. (United States)    7,736        642,552
                                                                 -----------
INDUSTRIAL CONGLOMERATES--1.6%
  Tyco International Ltd. (United States) ........     39,601      1,415,340
                                                                 -----------
PHARMACEUTICALS--1.8%
  GlaxoSmithKline plc ADR (United Kingdom) .......      4,400        208,516
  Novartis AG ADR (Switzerland) ..................     25,700      1,298,878
                                                                 -----------
                                                                   1,507,394
                                                                 -----------
RAILROADS--0.9%
  Canadian National Railway Co. (Canada) .........     12,460        763,175
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $3,536,710) ..............................      4,841,669
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--95.7%
  (Identified cost $69,979,393) .............................     82,537,108
                                                                 -----------

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES


                                                        PAR
                                                       VALUE
                                                       (000)        VALUE
                                                       ------    -----------

SHORT-TERM INVESTMENTS--4.5%
REPURCHASE AGREEMENTS--4.5%
  State Street Bank and Trust Co. repurchase
    agreement 0.75% dated 12/31/04, due 1/3/05
    repurchase price $3,849,241 collateralized by
    U.S. Treasury Bond 6.625%, 2/15/27
    market value $3,928,058 ......................     $3,849     $3,849,000
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $3,849,000) ..............................      3,849,000
                                                                 -----------
TOTAL INVESTMENTS--100.2%
  (Identified cost $73,828,393) .............................     86,386,108(a)
  Other assets and liabilities, net--(0.2)% .................       (137,390)
                                                                 -----------
NET ASSETS--100.0% ..........................................    $86,248,718
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $13,283,085 and gross depreciation of $988,101 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $74,091,124.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $73,828,393) ...........................................        $86,386,108
Receivables
  Dividends and interest ...............................................................................            128,331
  Fund shares sold .....................................................................................             90,667
Prepaid expenses .......................................................................................              1,144
                                                                                                                -----------
    Total assets .......................................................................................         86,606,250
                                                                                                                -----------
LIABILITIES
Cash overdraft .........................................................................................              1,413
Payables
  Investment securities purchased ......................................................................            136,492
  Fund shares repurchased ..............................................................................            111,743
  Investment advisory fee ..............................................................................             36,873
  Professional fee .....................................................................................             31,042
  Financial agent fee ..................................................................................              6,441
  Administration fee ...................................................................................              5,618
  Trustees' fee ........................................................................................                147
Accrued expenses .......................................................................................             27,763
                                                                                                                -----------
    Total liabilities ..................................................................................            357,532
                                                                                                                -----------
NET ASSETS .............................................................................................        $86,248,718
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................        $73,384,679
  Undistributed net investment income ..................................................................             14,247
  Accumulated net realized gain ........................................................................            292,077
  Net unrealized appreciation ..........................................................................         12,557,715
                                                                                                                -----------
NET ASSETS .............................................................................................        $86,248,718
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................          6,039,196
                                                                                                                ===========
Net asset value and offering price per share ...........................................................             $14.28
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ............................................................................................         $1,126,975
  Interest .............................................................................................             46,853
  Foreign taxes withheld ...............................................................................             (3,196)
                                                                                                                 ----------
    Total investment income ............................................................................          1,170,632
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ..............................................................................            446,495
  Financial agent fee ..................................................................................             66,676
  Administration .......................................................................................             47,626
  Custodian ............................................................................................             44,062
  Professional .........................................................................................             32,698
  Printing .............................................................................................             30,564
  Trustees .............................................................................................              9,466
  Miscellaneous ........................................................................................             10,743
                                                                                                                 ----------
    Total expenses .....................................................................................            688,330
    Less expenses reimbursed by investment adviser .....................................................           (152,530)
    Custodian fees paid indirectly .....................................................................                 (5)
                                                                                                                 ----------
    Net expenses .......................................................................................            535,795
                                                                                                                 ----------
NET INVESTMENT INCOME ..................................................................................            634,837
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .....................................................................            552,875
  Net change in unrealized appreciation (depreciation) on investments ..................................          7,530,053
                                                                                                                 ----------
NET GAIN ON INVESTMENTS ................................................................................          8,082,928
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................         $8,717,765
                                                                                                                 ==========

                        See Notes to Financial Statements

                   PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------    -----------
FROM OPERATIONS
  Net investment income (loss) .............................................................     $   634,837    $   141,661
  Net realized gain (loss) .................................................................         552,875        137,337
  Net change in unrealized appreciation (depreciation) .....................................       7,530,053      5,031,710
                                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................       8,717,765      5,310,708
                                                                                                 -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................................        (620,590)      (141,661)
  Net realized short-term gains ............................................................        (158,203)       (68,905)
  Net realized long-term gains .............................................................        (164,550)            --
                                                                                                 -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................................        (943,343)      (210,566)
                                                                                                 -----------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,804,059 and 2,754,266 shares, respectively) .............      49,908,929     30,956,323
  Net asset value of shares issued from reinvestment of distributions
    (66,712 and 16,471 shares, respectively) ...............................................         943,343        210,566
  Cost of shares repurchased (658,122 and 314,183 shares, respectively) ....................      (8,628,334)    (3,681,346)
                                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................................      42,223,938     27,485,543
                                                                                                 -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................................      49,998,360     32,585,685
NET ASSETS
  Beginning of period ......................................................................      36,250,358      3,664,673
                                                                                                 -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $14,247 AND $0, RESPECTIVELY] .......................................................     $86,248,718    $36,250,358
                                                                                                 ===========    ===========

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                       YEAR ENDED
                                                                      DECEMBER 31,    FROM INCEPTION
                                                                   -----------------     8/12/02 TO
                                                                    2004       2003       12/31/02
                                                                   ------     ------  --------------
Net asset value, beginning of period ........................      $12.82     $ 9.90       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ..............................        0.11       0.05         0.02
  Net realized and unrealized gain (loss) ...................        1.51       2.94        (0.10)
                                                                   ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ........................        1.62       2.99        (0.08)
                                                                   ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................       (0.10)     (0.05)       (0.02)
  Distributions from net realized gains .....................       (0.06)     (0.02)          --
                                                                   ------     ------       ------
    TOTAL DISTRIBUTIONS .....................................       (0.16)     (0.07)       (0.02)
                                                                   ------     ------       ------
CHANGE IN NET ASSET VALUE ...................................        1.46       2.92        (0.10)
                                                                   ------     ------       ------
NET ASSET VALUE, END OF PERIOD ..............................      $14.28     $12.82       $ 9.90
                                                                   ======     ======       ======
Total return ................................................       12.65%     30.24%       (0.76)% (2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .....................     $86,249    $36,250       $3,665
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ....................................        0.90%      0.90%        0.90% (1)
  Gross operating expenses ..................................        1.16%      1.85%        9.26% (1)
  Net investment income .....................................        1.07%      0.87%        0.95% (1)
Portfolio turnover ..........................................          28%        25%          11% (2)

(1) Annualized.
(2) Not annualized.

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-LORD ABBETT MID-CAP VALUE SERIES' INVESTMENT OBJECTIVE?

A: The series' investment objective is capital appreciation. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM OVER ITS FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 24.24%, exceeding the S&P 500(R) Index, a broadbased equity index, which returned 10.86%, and the S&P MidCap 400(R)/Barra Value Index, the series' style-specific benchmark, which returned 18.93%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: The economy's real growth rate increased for the third straight year in 2004, rising to more than 4% from 3% in 2003. Leading the economic expansion was robust business spending. Shipments of capital goods (excluding defense), a widely used proxy for business spending, surged the most since 1998. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a 50% depreciation schedule.

     As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4%, nearly 50 basis points below its 45-year average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

     Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

     Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80% between February and October, reaching $50 a barrel before moderating in the final quarter of the year. Investors also seemed concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

     Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

     The best performing sectors in 2004 included energy, telecommunication services and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a 50% depreciation schedule, and the strong economy. The worst performing sectors of 2004 were health care, information technology, consumer staples and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest rate environment weakened financials.

     By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

     Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, the S&P 500 Index advanced 9% for the year, 10.86% on a total return basis, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: Stock selection within the materials sector was the primary contributor to the series' relative performance versus the S&P MidCap 400(R)/Barra Value Index during the reporting period. Agricultural products maker Monsanto performed well, as the result of strong earnings and better than expected free cash flow generation. Also within the sector, Eastman Chemical's stock price reacted favorably as the chemical manufacturer announced earnings that were above consensus estimates for both the

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


second and the third quarter. The combination of an underweight position and stock selection within the information technology sector also aided performance. The underweight position is a result of our bottom up fundamental process, and what we believe to be a lack of attractive candidates as opposed to a conscious top down decision to underweight the sector as a whole. Security software maker McAfee's stock price advanced as evidence mounted of a successful company turnaround and continued favorable demand for security software. Health care benefits provider Aetna was also a strong performer and contributed to the series' returns. Aetna continued to benefit from operational restructuring and market share gains.

     The primary detractor from performance during the 12-month reporting period was stock selection within the consumer discretionary sector. Shares of clothing and apparel designer Tommy Hilfiger were hurt as investors reacted to news of investigations regarding past tax practices. The combination of stock selection and a relative underweight position within the financials sector also hurt returns. In general, portfolio holdings within this sector failed to keep pace with the benchmark index returns. Stock selection within the utilities sector also detracted from performance. In particular, shares of Northeast Utilities declined after reducing earnings guidance due to aggressive price competition in its unregulated energy business.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: We believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of the companies held by the series to raise prices, leading to rising profitability. These pockets include such diverse areas as oilfield services, crop nutrients, coated paper, and plywood. There are also some companies among the series' holdings whose profitability is rising due to strong and/or improving demand for their offerings such as voice over IP telephony, security software, large-scale truck engines, mail order prescriptions and eye care solutions. Finally, there are individual company situations where management is reversing poor decisions and taking proactive measures that we believe will improve profitability and generate shareholder value. We continue to find and invest the series' assets in all of these types of situations.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                     FROM
                                                                   INCEPTION
                                                                  8/12/02 TO
                                                        1 YEAR     12/31/04
----------------------------------------------------------------------------
  Mid-Cap Value Series                                  24.24%       20.04%
----------------------------------------------------------------------------
  S&P 500(R) Index                                      10.86%       15.10%
----------------------------------------------------------------------------
  S&P MidCap 400(R)/Barra Value Index                   18.93%       22.76%
----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/12/02 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                        Mid-Cap        S&P 500(R)     S&P MidCap 400(R)/Barra
                      Value Series        Index              Value Index
                      ------------     ----------     -----------------------

8/12/02                  $10,000         $10,000               $10,000
12/31/02                  10,004           9,806                 9,787
12/31/03                  12,451          12,622                13,723
12/31/04                  15,470          13,993                16,320

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Consumer Discretionary        20%
Materials                     17
Financials                    14
Industrials                   10
Energy                         8
Health Care                    7
Utilities                      7
Other                         17


  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES

ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Lord Abbett Mid-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             LORD ABBETT MID-DEBENTURE SERIES           JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             ---------------------------------          -------------     -----------------     -------------
             Actual                                       $1,000.00           $1,135.60             $5.37

             Hypothetical (5% return before expenses)      1,000.00            1,020.05              5.09

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.00%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 24.24%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,242.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Eastman Chemical Co.                                                2.6%
 2. SAFECO Corp.                                                        2.5%
 3. Halliburton Co.                                                     2.3%
 4. Genuine Parts Co.                                                   2.2%
 5. Pactiv Corp.                                                        2.1%
 6. Georgia-Pacific Corp.                                               2.1%
 7. Hubbell, Inc. Class B                                               2.0%
 8. Grainger (W.W.), Inc.                                               2.0%
 9. Monsanto Co.                                                        2.0%
10. Donnelley (R.R.) & Sons Co.                                         2.0%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                      SHARES        VALUE
                                                      -------    -----------

DOMESTIC COMMON STOCKS--88.5%
ADVERTISING--2.5%
  Donnelley (R.H.) Corp. (b) .....................      4,800    $   283,440
  Interpublic Group of Cos., Inc. (The) (b) ......     28,400        380,560
                                                                 -----------
                                                                     664,000
                                                                 -----------
AGRICULTURAL PRODUCTS--2.0%
  Archer-Daniels-Midland Co. .....................     24,000        535,440
                                                                 -----------
APPAREL RETAIL--2.4%
  Foot Locker, Inc. ..............................     19,800        533,214
  Payless ShoeSource, Inc. (b) ...................     10,500        129,150
                                                                 -----------
                                                                     662,364
                                                                 -----------
APPAREL, ACCESSORIES & LUXURY GOODS--0.8%
  Hilfiger (Tommy) Corp. (b) .....................     18,000        203,040
                                                                 -----------
APPLICATION SOFTWARE--1.5%
  Cadence Design Systems, Inc. (b) ...............     28,700        396,347
                                                                 -----------
AUTO PARTS & EQUIPMENT--1.8%
  Dana Corp. .....................................     28,300        490,439
                                                                 -----------
BROADCASTING & CABLE TV--0.4%
  Westwood One, Inc. (b) .........................      3,700         99,641
                                                                 -----------
COMMERCIAL PRINTING--2.0%
  Donnelley (R.R.) & Sons Co. ....................     15,189        536,020
                                                                 -----------
COMMUNICATIONS EQUIPMENT--1.1%
  Avaya, Inc. (b) ................................     17,800        306,160
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.4%
  Cummins, Inc. ..................................      4,400        368,676
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.0%
  Computer Sciences Corp. (b) ....................      5,000        281,850
                                                                 -----------
DEPARTMENT STORES--1.6%
  Federated Department Stores, Inc. ..............      3,000        173,370
  May Department Stores Co. (The) ................      9,000        264,600
                                                                 -----------
                                                                     437,970
                                                                 -----------
DISTRIBUTORS--2.2%
  Genuine Parts Co. ..............................     13,700        603,622
                                                                 -----------
DIVERSIFIED CHEMICALS--2.6%
  Eastman Chemical Co. ...........................     12,100        698,533
                                                                 -----------
ELECTRIC UTILITIES--3.5%
  Ameren Co. .....................................     10,000        501,400
  Northeast Utilities ............................     17,200        324,220
  Puget Energy, Inc. .............................      4,900        121,030
                                                                 -----------
                                                                     946,650
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT--2.0%
  Hubbell, Inc. Class B ..........................     10,500        549,150
                                                                 -----------


                                                      SHARES        VALUE
                                                      -------    -----------

FERTILIZERS & AGRICULTURAL CHEMICALS--3.7%
  Monsanto Co. ...................................      9,700    $   538,835
  Mosaic Co. (The) (b) ...........................     28,900        471,648
                                                                 -----------
                                                                   1,010,483
                                                                 -----------
FOOD RETAIL--1.4%
  Albertson's, Inc. ..............................      5,200        124,176
  Safeway, Inc. (b) ..............................      8,100        159,894
  SUPERVALU, Inc. ................................      2,800         96,656
                                                                 -----------
                                                                     380,726
                                                                 -----------
GAS UTILITIES--2.2%
  NiSource, Inc. .................................     18,200        414,596
  Southwest Gas Corp. ............................      6,900        175,260
                                                                 -----------
                                                                     589,856
                                                                 -----------
HEALTH CARE SERVICES--1.6%
  Caremark Rx, Inc. (b) ..........................     11,300        445,559
                                                                 -----------
HEALTH CARE SUPPLIES--1.5%
  Bausch & Lomb, Inc. ............................      6,500        418,990
                                                                 -----------
HOME FURNISHINGS--1.3%
  Leggett & Platt, Inc. ..........................     12,400        352,532
                                                                 -----------
HOUSEHOLD APPLIANCES--1.6%
  Snap-on, Inc. ..................................     12,300        422,628
                                                                 -----------
HOUSEWARES & SPECIALTIES--2.4%
  American Greetings Corp. Class A ...............     10,300        261,105
  Newell Rubbermaid, Inc. ........................     11,000        266,090
  Tupperware Corp. ...............................      6,100        126,392
                                                                 -----------
                                                                     653,587
                                                                 -----------
INDUSTRIAL MACHINERY--1.6%
  Timken Co. (The) ...............................     16,600        431,932
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--1.0%
  CenturyTel, Inc. ...............................      7,900        280,213
                                                                 -----------
LIFE & HEALTH INSURANCE--1.7%
  Conseco, Inc. (b) ..............................     16,900        337,155
  Lincoln National Corp. .........................      2,700        126,036
                                                                 -----------
                                                                     463,191
                                                                 -----------
MANAGED HEALTH CARE--1.9%
  Aetna, Inc. ....................................      4,200        523,950
                                                                 -----------
METAL & GLASS CONTAINERS--4.1%
  Ball Corp. .....................................     12,000        527,760
  Pactiv Corp. (b) ...............................     22,700        574,083
                                                                 -----------
                                                                   1,101,843
                                                                 -----------
MULTI-UTILITIES & UNREGULATED POWER--1.1%
  CMS Energy Corp. (b) ...........................     27,800        290,510
                                                                 -----------

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES


                                                      SHARES        VALUE
                                                      -------    -----------

OIL & GAS DRILLING--3.4%
  GlobalSantaFe Corp. ............................     14,500    $   480,095
  Pride International, Inc. (b) ..................     21,400        439,556
                                                                 -----------
                                                                     919,651
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--2.3%
  Halliburton Co. ................................     15,700        616,068
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--1.9%
  EOG Resources, Inc. ............................      7,400        528,064
                                                                 -----------
PACKAGED FOODS & MEATS--1.0%
  Dean Foods Co. (b) .............................      8,200        270,190
                                                                 -----------
PAPER PRODUCTS--3.8%
  Georgia-Pacific Corp. ..........................     15,195        569,509
  MeadWestvaco Corp. .............................     13,700        464,293
                                                                 -----------
                                                                   1,033,802
                                                                 -----------
PHARMACEUTICALS--2.3%
  King Pharmaceuticals, Inc. (b) .................     31,000        384,400
  Mylan Laboratories, Inc. .......................     13,375        236,470
                                                                 -----------
                                                                     620,870
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--2.8%
  MBIA, Inc. .....................................      1,500         94,920
  SAFECO Corp. ...................................     12,900        673,896
                                                                 -----------
                                                                     768,816
                                                                 -----------
REINSURANCE--1.7%
  Everest Re Group Ltd. ..........................      5,200        465,712
                                                                 -----------
REITS--3.1%
  Health Care Property Investors, Inc. ...........      2,700         74,763
  Healthcare Realty Trust, Inc. ..................      6,800        276,760
  Host Marriott Corp. ............................     28,500        493,050
                                                                 -----------
                                                                     844,573
                                                                 -----------
RESTAURANTS--1.1%
  Brinker International, Inc. (b) ................      5,200        182,364
  Yum! Brands, Inc. ..............................      2,700        127,386
                                                                 -----------
                                                                     309,750
                                                                 -----------
SPECIALTY CHEMICALS--1.1%
  Crompton Corp. .................................     26,000        306,800
                                                                 -----------
SPECIALTY STORES--1.5%
  OfficeMax, Inc. ................................     12,900        404,802
                                                                 -----------
SYSTEMS SOFTWARE--3.0%
  McAfee, Inc. (b) ...............................     16,400        474,452
  Sybase, Inc. (b) ...............................     16,500        329,175
                                                                 -----------
                                                                     803,627
                                                                 -----------
THRIFTS & MORTGAGE FINANCE--1.3%
  PMI Group, Inc. (The) ..........................      8,700        363,225
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS--2.0%
  Grainger (W.W.), Inc. ..........................      8,100        539,622
                                                                 -----------
TRUCKING--0.3%
  USF Corp. ......................................      2,100         79,694
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $18,788,665) .............................     24,021,168
                                                                 -----------


                                                      SHARES        VALUE
                                                      -------    -----------

FOREIGN COMMON STOCKS(c)--5.6%
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.6%
  CNH Global NV (Italy) ..........................      8,920    $   172,780
                                                                 -----------
FERTILIZERS & AGRICULTURAL CHEMICALS--1.7%
  Potash Corp. of Saskatchewan, Inc. (United States)    5,700        473,442
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--1.7%
  ACE Ltd. (United States) .......................      1,500         64,125
  XL Capital Ltd. Class A (United States) ........      5,200        403,780
                                                                 -----------
                                                                     467,905
                                                                 -----------
REINSURANCE--1.6%
  PartnerRe Ltd. (Bermuda) .......................      6,800        421,192
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,167,498) ..............................      1,535,319
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--94.1%
  (Identified cost $19,956,163) .............................     25,556,487
                                                                 -----------


                                                        PAR
                                                       VALUE
                                                       (000)
                                                       ------
SHORT-TERM INVESTMENTS--6.4%
REPURCHASE AGREEMENTS--6.4%
  State Street Bank and Trust Co. repurchase
    agreement 0.75% dated 12/31/04, due 1/3/05
    repurchase price $1,740,109 collateralized by
    U.S. Treasury Bond 6.625%, 2/15/27
    market value $1,779,216 .....................      $1,740      1,740,000
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $1,740,000) ..............................      1,740,000
                                                                 -----------
TOTAL INVESTMENTS--100.5%
  (Identified cost $21,696,163) .............................     27,296,487(a)
  Other assets and liabilities, net--(0.5)% .................       (147,066)
                                                                 -----------
NET ASSETS--100.0% ..........................................    $27,149,421
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,797,429 and gross depreciation of $223,039 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $21,722,097.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.


                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $21,696,163) ............................................       $27,296,487
Cash ....................................................................................................               320
Receivables
  Dividends and interest ................................................................................            22,569
  Fund shares sold ......................................................................................             4,429
Prepaid expenses ........................................................................................               335
                                                                                                                -----------
    Total assets ........................................................................................        27,324,140
                                                                                                                -----------
LIABILITIES
Payables
  Investment securities purchased .......................................................................            81,255
  Fund shares repurchased ...............................................................................            37,162
  Professional fee ......................................................................................            29,742
  Investment advisory fee ...............................................................................             5,613
  Financial agent fee ...................................................................................             3,734
  Administration fee ....................................................................................             1,759
  Trustees' fee .........................................................................................               147
Accrued expenses ........................................................................................            15,307
                                                                                                                -----------
    Total liabilities ...................................................................................           174,719
                                                                                                                -----------
NET ASSETS ..............................................................................................       $27,149,421
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................       $21,301,790
  Undistributed net investment income ...................................................................             3,443
  Accumulated net realized gain .........................................................................           243,864
  Net unrealized appreciation ...........................................................................         5,600,324
                                                                                                                -----------
NET ASSETS ..............................................................................................       $27,149,421
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................         1,795,252
                                                                                                                ===========
Net asset value and offering price per share ............................................................            $15.12
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends .............................................................................................        $  277,127
  Interest ..............................................................................................            13,983
  Foreign taxes withheld ................................................................................              (743)
                                                                                                                 ----------
    Total investment income .............................................................................           290,367
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ...............................................................................           152,184
  Financial agent fee ...................................................................................            40,694
  Administration ........................................................................................            14,323
  Professional ..........................................................................................            34,247
  Custodian .............................................................................................            21,950
  Printing ..............................................................................................            19,537
  Trustees ..............................................................................................             9,465
  Miscellaneous .........................................................................................             9,785
                                                                                                                 ----------
    Total expenses ......................................................................................           302,185
    Less expenses reimbursed by investment adviser ......................................................          (123,141)
    Custodian fees paid indirectly ......................................................................                (7)
                                                                                                                 ----------
    Net expenses ........................................................................................           179,037
                                                                                                                 ----------
NET INVESTMENT INCOME ...................................................................................           111,330
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ......................................................................           478,352
  Net change in unrealized appreciation (depreciation) on investments ...................................         3,831,265
                                                                                                                 ----------
NET GAIN ON INVESTMENTS .................................................................................         4,309,617
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................        $4,420,947
                                                                                                                 ==========

                        See Notes to Financial Statements

                    PHOENIX-LORD ABBETT MID-CAP VALUE SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------    -----------
FROM OPERATIONS
  Net investment income (loss) .............................................................     $   111,330    $    49,567
  Net realized gain (loss) .................................................................         478,352         (4,430)
  Net change in unrealized appreciation (depreciation) .....................................       3,831,265      1,738,459
                                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................       4,420,947      1,783,596
                                                                                                 -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................................................................        (107,887)       (48,688)
  Net realized short-term gains ............................................................         (80,044)       (57,339)
  Net realized long-term gains .............................................................         (77,559)        (2,585)
                                                                                                 -----------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ................................        (265,490)      (108,612)
                                                                                                 -----------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,053,296 and 847,100 shares, respectively) ...............      14,061,660      9,028,985
  Net asset value of shares issued from reinvestment of distributions
    (17,832 and 8,853 shares, respectively) ................................................         265,490        108,612
  Cost of shares repurchased (234,309 and 119,804 shares, respectively) ....................      (3,121,543)    (1,241,627)
                                                                                                 -----------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ................................      11,205,607      7,895,970
                                                                                                 -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................................      15,361,064      9,570,954
NET ASSETS
  Beginning of period ......................................................................      11,788,357      2,217,403
                                                                                                 -----------    -----------
  END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $3,443 AND $0, RESPECTIVELY] ........................................................     $27,149,421    $11,788,357
                                                                                                 ===========    ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                YEAR ENDED
                                                                DECEMBER 31,     FROM INCEPTION
                                                             -----------------     8/12/02 TO
                                                              2004       2003       12/31/02
                                                             ------     ------   --------------
Net asset value, beginning of period ................        $12.30     $ 9.98       $10.00
                                                             ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ......................          0.08(3)    0.05         0.03
  Net realized and unrealized gain (loss) ...........          2.90       2.38        (0.02)
                                                             ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ................          2.98       2.43         0.01
                                                             ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..............         (0.07)     (0.05)       (0.03)
  Distributions from net realized gains .............         (0.09)     (0.06)          --
                                                             ------     ------       ------
    TOTAL DISTRIBUTIONS .............................         (0.16)     (0.11)       (0.03)
                                                             ------     ------       ------
CHANGE IN NET ASSET VALUE ...........................          2.82       2.32        (0.02)
                                                             ------     ------       ------
NET ASSET VALUE, END OF PERIOD ......................        $15.12     $12.30       $ 9.98
                                                             ======     ======       ======
Total return ........................................         24.24%     24.47%        0.04%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .............       $27,149    $11,788       $2,217
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ............................          1.00%      1.00%        1.00%(1)
  Gross operating expenses ..........................          1.69%      3.17%       10.05%(1)
  Net investment income .............................          0.62%      0.84%        1.11%(1)
Portfolio turnover ..................................            17%        18%           6%(2)

((1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-NORTHERN DOW 30 SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is to track the total return of the Dow Jones Industrial Average(SM) before series' expenses. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 4.67%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the Dow Jones Industrial Average(SM), the series' style-specific benchmark, returned 5.30%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: The Dow Jones Industrial Average gained 7.58% during the fourth quarter and finished the year up 5.30%. For the year, the Index's return was driven by its largest sector, industrials, which gained 12.11%. The best performing sector throughout the year was energy, up 28.04%, while health care, down 6.36%, was the worst performer.

     The U.S. economy rallied again in the fourth quarter, continuing the 13 quarter economic expansion from what was a mild post war recession. Equity prices, which hit a low in October 2002, have recovered over the past nine quarters. Economic growth, changing from a consumption driven trend to one that is driven by business and business investment, grew slightly above the 3.5 to 4 cents per share trend. Corporate executives remain cautiously optimistic. Inflation is still relatively well behaved, with core CPI running at about 2.3%, and expectations that the Federal Reserve is going to continue its measured pace of rate increases. Interest from foreign investors to own U.S. securities, specifically U.S. Treasuries, is still very high even though the dollar, on a trade-weighted basis, is probably going to continue to decline. Our returns on capital and profitability remain superior to what's happening in Europe and Japan.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: As index fund managers, we merely seek to match the performance and characteristics of the benchmark. The performance of the series is primarily the result of the performance of the Dow Jones Industrial Average. In index funds, the deviation between fund return and index return is typically due to expenses.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: As managers of an index fund, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the benchmark, we neither evaluate short-term fluctuations in the series' performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue to monitor economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                         PHOENIX-NORTHERN DOW 30 SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                 FROM
                                                               INCEPTION
                                                              12/15/99 TO
                                        1 YEAR      5 YEARS    12/31/04
-------------------------------------------------------------------------
  Dow 30 Series                           4.67%      0.01%       0.50%
-------------------------------------------------------------------------
  S&P 500(R) Index                       10.86%     (2.31)%     (1.53)%
-------------------------------------------------------------------------
  Dow Jones Industrial Average(SM)        5.30%      0.68%       1.60%
-------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 12/15/99 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                                                 Dow Jones
                   Dow 30        S&P 500(R)      Industrial
                   Series           Index        Average(SM)
                   -------       ----------      -----------
12/15/99           $10,000         $10,000        $10,000
12/31/99            10,252          10,400         10,473
12/29/00             9,682           9,445          9,979
12/31/01             9,103           8,323          9,437
12/31/02             7,692           6,484          8,021
12/31/03             9,800           8,345         10,288
12/31/04            10,257           9,252         10,833

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Industrials                  27%
Financials                   15
Consumer Staples             14
Information Technology       11
Consumer Discretionary       10
Health Care                   8
Materials                     5
Other                        10

  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                         PHOENIX-NORTHERN DOW 30 SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Northern Dow 30 Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             NORTHERN DOW 30 SERIES                     JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             ----------------------                     -------------     -----------------     -------------
             Actual                                       $1,000.00           $1,041.30             $3.08

             Hypothetical (5% return before expenses)      1,000.00            1,022.08              3.05

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.60%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 4.67%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,046.70.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                         PHOENIX-NORTHERN DOW 30 SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(c)
--------------------------------------------------------------------------------
 1. United Technologies Corp.                                            7.0%
 2. International Business Machines Corp.                                6.6%
 3. Caterpillar, Inc.                                                    6.6%
 4. 3M Co.                                                               5.5%
 5. American International Group, Inc.                                   4.4%
 6. Johnson & Johnson                                                    4.3%
 7. Altria Group, Inc.                                                   4.1%
 8. American Express Co.                                                 3.8%
 9. Procter & Gamble Co. (The)                                           3.7%
10. Wal-Mart Stores, Inc.                                                3.6%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                       SHARES       VALUE
                                                       ------    -----------

DOMESTIC COMMON STOCKS--98.2%
AEROSPACE & DEFENSE--12.8%
  Boeing Co. (The) ...............................     20,984    $ 1,086,342
  Honeywell International, Inc. ..................     20,984        743,043
  United Technologies Corp. ......................     20,984      2,168,696
                                                                 -----------
                                                                   3,998,081
                                                                 -----------
ALUMINUM--2.1%
  Alcoa, Inc. ....................................     20,984        659,317
                                                                 -----------
AUTOMOBILE MANUFACTURERS--2.7%
  General Motors Corp. ...........................     20,984        840,619
                                                                 -----------
COMPUTER HARDWARE--8.0%
  Hewlett-Packard Co. ............................     20,984        440,034
  International Business Machines Corp. (b) ......     20,984      2,068,603
                                                                 -----------
                                                                   2,508,637
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--6.6%
  Caterpillar, Inc. ..............................     20,984      2,046,150
                                                                 -----------
CONSUMER FINANCE--3.8%
  American Express Co. ...........................     20,984      1,182,868
                                                                 -----------
DIVERSIFIED CHEMICALS--3.3%
  Du Pont (E.I.) de Nemours & Co. ................     20,984      1,029,265
                                                                 -----------
HOME IMPROVEMENT RETAIL--2.9%
  Home Depot, Inc. (The) .........................     20,984        896,856
                                                                 -----------
HOUSEHOLD PRODUCTS--3.7%
  Procter & Gamble Co. (The) .....................     20,984      1,155,799
                                                                 -----------
HYPERMARKETS & SUPER CENTERS--3.5%
  Wal-Mart Stores, Inc. ..........................     20,984      1,108,375
                                                                 -----------
INDUSTRIAL CONGLOMERATES--8.0%
  3M Co. .........................................     20,984      1,722,157
  General Electric Co. ...........................     20,984        765,916
                                                                 -----------
                                                                   2,488,073
                                                                 -----------
INTEGRATED OIL & GAS--3.4%
  Exxon Mobil Corp. ..............................     20,984      1,075,640
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--4.5%
  SBC Communications, Inc. .......................     20,984        540,758
  Verizon Communications, Inc. ...................     20,984        850,062
                                                                 -----------
                                                                   1,390,820
                                                                 -----------
MOVIES & ENTERTAINMENT--1.9%
  Walt Disney Co. (The) ..........................     20,984        583,355
                                                                 -----------
MULTI-LINE INSURANCE--4.4%
  American International Group, Inc. .............     20,984      1,378,019
                                                                 -----------


                                                       SHARES       VALUE
                                                       ------    -----------

OTHER DIVERSIFIED FINANCIAL SERVICES--5.9%
  Citigroup, Inc. ................................     20,984    $ 1,011,009
  J.P. Morgan Chase & Co. ........................     20,984        818,586
                                                                 -----------
                                                                   1,829,595
                                                                 -----------
PHARMACEUTICALS--8.2%
  Johnson & Johnson ..............................     20,984      1,330,805
  Merck & Co., Inc. ..............................     20,984        674,426
  Pfizer, Inc. ...................................     20,984        564,260
                                                                 -----------
                                                                   2,569,491
                                                                 -----------
RESTAURANTS--2.2%
  McDonald's Corp. ...............................     20,984        672,747
                                                                 -----------
SEMICONDUCTORS--1.6%
  Intel Corp. ....................................     20,984        490,816
                                                                 -----------
SOFT DRINKS--2.8%
  Coca-Cola Co. (The) ............................     20,984        873,564
                                                                 -----------
SYSTEMS SOFTWARE--1.8%
  Microsoft Corp. ................................     20,984        560,483
                                                                 -----------
TOBACCO--4.1%
  Altria Group, Inc. .............................     20,984      1,282,122
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $28,615,022) .............................     30,620,692
                                                                 -----------
EXCHANGE TRADED FUNDS--0.5%
  DIAMONDS Trust, Series I .......................      1,620        174,166
                                                                 -----------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $172,500) ................................        174,166
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--98.7%
  (Identified cost $28,787,522) .............................     30,794,858
                                                                 -----------

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES


                                               STANDARD
                                               & POOR'S   PAR
                                                RATING   VALUE
                                             (UNAUDITED) (000)      VALUE
                                              ---------  ------  ----------

SHORT-TERM INVESTMENTS--0.9%
U.S. TREASURY BILLS--0.2%
  U.S. Treasury Bill 2.18%, 3/24/05 (b) .....     AAA    $ 55    $   54,736
                                                                 -----------
REPURCHASE AGREEMENTS--0.7%
  State Street Bank and Trust Co. repurchase
    agreement 0.50% dated 12/31/04, due
    1/3/05 repurchase price $216,009
    collateralized by U.S. Treasury Bond
    6.625%, 2/15/27 market value $225,534 .............   216        216,000
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $270,732) ................................        270,736
                                                                 -----------
TOTAL INVESTMENTS--99.6%
  (Identified cost $29,058,254) .............................     31,065,594(a)
  Other assets and liabilities, net--0.4% ...................        115,716
                                                                 -----------
NET ASSETS--100.0% ..........................................    $31,181,310
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,506,121 and gross depreciation of $2,333,560 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $29,893,033.
(b) All or a portion segregated as collateral for futures  contracts.
(c) Table excludes short-term investments.

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $29,058,254) ..........................................         $31,065,594
Cash ..................................................................................................                 243
Receivables
  Investment securities sold ..........................................................................             122,986
  Dividends and interest ..............................................................................              37,914
  Fund shares sold ....................................................................................              12,903
  Receivable from adviser .............................................................................                 794
Prepaid expenses ......................................................................................                 585
                                                                                                                -----------
    Total assets ......................................................................................          31,241,019
                                                                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased .............................................................................               6,442
  Professional fee ....................................................................................              29,232
  Printing fee ........................................................................................               8,329
  Financial agent fee .................................................................................               4,150
  Custodian fee .......................................................................................               3,659
  Administration fee ..................................................................................               2,109
  Variation margin for futures contracts ..............................................................               1,200
  Trustees' fee .......................................................................................                 147
Accrued expenses ......................................................................................               4,441
                                                                                                                -----------
    Total liabilities .................................................................................              59,709
                                                                                                                -----------
NET ASSETS ............................................................................................         $31,181,310
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ....................................................         $30,375,015
  Undistributed net investment income .................................................................              42,397
  Accumulated net realized loss .......................................................................          (1,256,122)
  Net unrealized appreciation .........................................................................           2,020,020
                                                                                                                -----------
NET ASSETS ............................................................................................         $31,181,310
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ......................           3,349,500
                                                                                                                ===========
Net asset value and offering price per share ..........................................................               $9.31
                                                                                                                      =====



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ...........................................................................................          $  694,960
  Interest ............................................................................................               1,018
                                                                                                                 ----------
    Total investment income ...........................................................................             695,978
                                                                                                                 ----------
EXPENSES
  Investment advisory fee .............................................................................             108,256
  Financial agent fee .................................................................................              48,942
  Adminstration .......................................................................................              24,744
  Professional ........................................................................................              29,088
  Printing ............................................................................................              21,642
  Custodian ...........................................................................................              18,730
  Trustees ............................................................................................               9,467
  Miscellaneous .......................................................................................              21,076
                                                                                                                 ----------
    Total expenses ....................................................................................             281,945
    Less expenses reimbursed by investment adviser ....................................................             (96,363)
                                                                                                                 ----------
    Net expenses ......................................................................................             185,582
                                                                                                                 ----------
NET INVESTMENT INCOME .................................................................................             510,396
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ....................................................................            (137,543)
  Net realized gain on futures ........................................................................              57,895
  Net change in unrealized appreciation (depreciation) on investments .................................             935,147
  Net change in unrealized appreciation (depreciation) on futures .....................................             (14,620)
                                                                                                                 ----------
NET GAIN ON INVESTMENTS ...............................................................................             840,879
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................................          $1,351,275
                                                                                                                 ==========

                        See Notes to Financial Statements

                         PHOENIX-NORTHERN DOW 30 SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED      YEAR ENDED
                                                                                                 12/31/04        12/31/03
                                                                                               ------------     -----------
FROM OPERATIONS
  Net investment income (loss) .........................................................       $    510,396     $   398,544
  Net realized gain (loss) .............................................................            (79,648)        109,098
  Net change in unrealized appreciation (depreciation) .................................            920,527       5,538,692
                                                                                               ------------     -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................          1,351,275       6,046,334
                                                                                               ------------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ................................................................           (513,146)       (399,792)
                                                                                               ------------     -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............................           (513,146)       (399,792)
                                                                                               ------------     -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,309,398 and 1,429,677 shares, respectively) .........         11,757,303      11,258,450
  Net asset value of shares issued from reinvestment of distributions
    (56,484 and 49,214 shares, respectively) ...........................................            513,146         399,792
  Cost of shares repurchased (1,262,225 and 1,016,474 shares, respectively) ............        (11,274,507)     (8,027,406)
                                                                                               ------------     -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............................            995,942       3,630,836
                                                                                               ------------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS ................................................          1,834,071       9,277,378
NET ASSETS
  Beginning of period ..................................................................         29,347,239      20,069,861
                                                                                               ------------     -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $42,397 AND $45,147, RESPECTIVELY) .......................................       $ 31,181,310     $29,347,239
                                                                                               ============     ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                   YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                         2004      2003       2002       2001       2000
                                                        ------    ------     ------     ------     ------
Net asset value, beginning of period ..............     $ 9.04    $ 7.21     $ 8.67     $ 9.46     $10.24
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................       0.15      0.13       0.11       0.11(1)    0.08
  Net realized and unrealized gain (loss) .........       0.27      1.83      (1.45)     (0.66)     (0.65)
                                                        ------    ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ..............       0.42      1.96      (1.34)     (0.55)     (0.57)
                                                        ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............      (0.15)    (0.13)     (0.10)     (0.10)     (0.08)
  Distributions from net realized gains ...........         --        --      (0.02)     (0.14)     (0.13)
                                                        ------    ------     ------     ------     ------
    TOTAL DISTRIBUTIONS ...........................      (0.15)    (0.13)     (0.12)     (0.24)     (0.21)
                                                        ------    ------     ------     ------     ------
CHANGE IN NET ASSET VALUE .........................       0.27      1.83      (1.46)     (0.79)     (0.78)
                                                        ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ....................     $ 9.31    $ 9.04     $ 7.21     $ 8.67     $ 9.46
                                                        ======    ======     ======     ======     ======
Total return ......................................       4.67%    27.40%    (15.50)%    (5.98)%    (5.56)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...........    $31,181   $29,347    $20,070    $23,684    $15,503
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..........................       0.60%     0.60%      0.58%      0.50%      0.50%
  Gross operating expenses ........................       0.91%     1.01%      1.11%      1.12%      1.60%
  Net investment income ...........................       1.65%     1.69%      1.44%      1.29%      1.08%
Portfolio turnover ................................         44%       30%        40%        38%        93%

(1) Computed using average shares outstanding.

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q:  WHAT  IS  THE   PHOENIX-NORTHERN   NASDAQ-100  INDEX(R)  SERIES'  INVESTMENT
OBJECTIVE?

A: The investment objective of the series is to track the total return of the NASDAQ-100 Index(R) before series' expenses. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 10.04%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the NASDAQ-100 Index(R), the series' style-specific benchmark, returned 10.74%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: The NASDAQ-100 Index(R) rebounded this quarter gaining 14.87% and concluded the year growing 10.74%. For the year, the biggest contributors to the index's return were Information Technology (+7.72%), Consumer Discretionary (+20.56%), and Health Care (+10.92%). Together these sectors account for nearly 90% of the Index's weighting. The worst performing sector for the year was Telecommunication Services, up 2.57%.

     The U.S. economy rallied again in the fourth quarter, continuing the 13 quarter economic expansion from what was a mild post war recession. Equity prices, which hit a low in October 2002, have recovered over the past nine quarters. Economic growth, changing from a consumption driven trend to one that is driven by business and business investment, grew slightly above the 3.5 to 4 cent per share trend. Corporate executives remain cautiously optimistic. Inflation is still relatively well behaved, with core CPI running at about 2.3%, and expectations that the Federal Reserve is going to continue its measured pace of rate increases. Interest from foreign investors to own U.S. securities, specifically U.S. Treasuries, is still very high even though the dollar, on a trade-weighted basis, is probably going to continue to decline. Our returns on capital and profitability remain superior to what's happening in Europe and Japan.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: As index fund managers, we merely seek to match the performance and characteristics of the benchmark. The performance of the series is primarily the result of the performance of the NASDAQ-100 Index(R). In index funds, the deviation between fund return and index return is typically due to expenses.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: As managers of an index fund, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the benchmark, we neither evaluate short-term fluctuations in the series' performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                               FROM
                                                             INCEPTION
                                                            8/15/00 TO
                                                1 YEAR       12/31/04
----------------------------------------------------------------------
  NASDAQ-100 Index(R) Series                     10.04%       (17.40)%
----------------------------------------------------------------------
  S&P 500(R) Index                               10.86%        (3.01)%
----------------------------------------------------------------------
  NASDAQ-100 Index(R)                            10.74%       (17.16)%
----------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 8/15/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                     NASDAQ-100       S&P 500(R)       NASDAQ-100
                  Index(R) Series        Index           Index(R)
                  ---------------     ----------       ----------

8/15/00              $10,000           $10,000           $10,000
12/29/00               6,322             8,930             6,291
12/31/01               4,233             7,870             4,239
12/31/02               2,642             6,131             2,648
12/31/03               3,933             7,891             3,959
12/31/04               4,328             8,748             4,384

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Information Technology     56%
Consumer Discretionary     19
Health Care                12
Industrials                 5
Telecommunication Services  4
Consumer Staples            1
Exchange Traded Funds       1
Other                       2

  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Northern NASDAQ-100 Index(R) Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             NORTHERN NASDAQ-100 INDEX(R) SERIES          JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             -----------------------------------        -------------     -----------------     -------------
             Actual                                       $1,000.00           $1,067.50             $3.12

             Hypothetical (5% return before expenses)      1,000.00            1,022.08              3.05

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 0.60%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 10.04%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,100.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(e)
--------------------------------------------------------------------------------
 1. Microsoft Corp.                                                      7.2%
 2. QUALCOMM, Inc.                                                       6.1%
 3. eBay, Inc.                                                           4.2%
 4. Intel Corp.                                                          3.8%
 5. Cisco Systems, Inc.                                                  3.3%
 6. Nextel Communications, Inc. Class A                                  3.0%
 7. Dell, Inc.                                                           2.8%
 8. Amgen, Inc.                                                          2.8%
 9. Apple Computer, Inc.                                                 2.6%
10. Starbucks Corp.                                                      2.5%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                       SHARES       VALUE
                                                       ------    -----------

DOMESTIC COMMON STOCKS--92.4%
ADVERTISING--0.3%
  Lamar Advertising Co. Class A (b) ..............      1,598    $    68,362
                                                                 -----------
AIR FREIGHT & COURIERS--0.8%
  Expeditors International of Washington, Inc. ...      1,966        109,860
  Robinson (C.H.) Worldwide, Inc. ................      1,584         87,944
                                                                 -----------
                                                                     197,804
                                                                 -----------
ALTERNATIVE CARRIERS--0.2%
  Level 3 Communications, Inc. (b) ...............     12,720         43,121
                                                                 -----------
APPAREL RETAIL--0.3%
  Ross Stores, Inc. ..............................      2,729         78,786
                                                                 -----------
APPLICATION SOFTWARE--2.9%
  Autodesk, Inc. .................................      4,526        171,762
  BEA Systems, Inc. (b) ..........................      7,044         62,410
  Citrix Systems, Inc. (b) .......................      3,781         92,748
  Intuit, Inc. (b) ...............................      4,429        194,920
  Mercury Interactive Corp. (b) ..................      1,689         76,934
  Siebel Systems, Inc. (b) .......................     11,184        117,432
  Synopsys, Inc. (b) .............................      2,553         50,090
                                                                 -----------
                                                                     766,296
                                                                 -----------
BIOTECHNOLOGY--8.5%
  Amgen, Inc. (b) ................................     11,123        713,540
  Biogen Idec, Inc. (b) ..........................      6,813        453,814
  Chiron Corp. (b) ...............................      4,910        163,650
  Genzyme Corp. (b) ..............................      5,405        313,868
  Gilead Sciences, Inc. (b) ......................      8,010        280,270
  Invitrogen Corp. (b) ...........................        906         60,820
  MedImmune, Inc. (b) ............................      5,001        135,577
  Millennium Pharmaceuticals, Inc. (b) ...........      6,304         76,405
                                                                 -----------
                                                                   2,197,944
                                                                 -----------
BROADCASTING & CABLE TV--4.7%
  Comcast Corp. Class A (b) ......................     17,881        595,080
  EchoStar Communications Corp. Class A ..........      4,190        139,275
  Liberty Media International, Inc. Class A (b) ..      3,321        153,530
  Sirius Satellite Radio, Inc. (b) ...............     25,698        196,590
  XM Satellite Radio Holdings, Inc. Class A (b) ..      3,966        149,201
                                                                 -----------
                                                                   1,233,676
                                                                 -----------
CASINOS & GAMING--0.5%
  Wynn Resorts Ltd. (b) ..........................      2,008        134,375
                                                                 -----------
COMMUNICATIONS EQUIPMENT--10.9%
  Cisco Systems, Inc. (b) ........................     44,200        853,060
  Comverse Technology, Inc. (b) ..................      3,855         94,255
  JDS Uniphase Corp. (b) .........................     30,809         97,664
  Juniper Networks, Inc. (b) .....................      6,638        180,487
  QUALCOMM, Inc. .................................     37,142      1,574,821
  Tellabs, Inc. (b) ..............................      4,468         38,380
                                                                 -----------
                                                                   2,838,667
                                                                 -----------


                                                       SHARES       VALUE
                                                       ------    -----------

COMPUTER HARDWARE--6.0%
  Apple Computer, Inc. (b) .......................     10,536    $   678,519
  Dell, Inc. (b) .................................     17,172        723,628
  Sun Microsystems, Inc. (b) .....................     27,487        147,880
                                                                 -----------
                                                                   1,550,027
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS--1.4%
  Network Appliance, Inc. (b) ....................      7,049        234,168
  QLogic Corp. (b) ...............................      1,772         65,085
  SanDisk Corp. (b) ..............................      2,808         70,116
                                                                 -----------
                                                                     369,369
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--1.1%
  PACCAR, Inc. ...................................      3,659        294,476
                                                                 -----------
DATA PROCESSING & OUTSOURCED SERVICES--1.6%
  Fiserv, Inc. (b) ...............................      4,597        184,754
  Paychex, Inc. ..................................      6,741        229,733
                                                                 -----------
                                                                     414,487
                                                                 -----------
DIVERSIFIED COMMERCIAL SERVICES--2.0%
  Apollo Group, Inc. Class A (b) .................      3,520        284,099
  Career Education Corp. (b) .....................      1,959         78,360
  Cintas Corp. ...................................      3,869        169,695
                                                                 -----------
                                                                     532,154
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
  American Power Conversion Corp. ................      3,612         77,297
                                                                 -----------
ELECTRONIC MANUFACTURING SERVICES--0.6%
  Molex, Inc. ....................................      1,856         55,680
  Sanmina-SCI Corp. (b) ..........................     10,452         88,528
                                                                 -----------
                                                                     144,208
                                                                 -----------
FOOD RETAIL--0.4%
  Whole Foods Market, Inc. .......................      1,150        109,653
                                                                 -----------
GENERAL MERCHANDISE STORES--0.9%
  Dollar Tree Stores, Inc. (b) ...................      2,043         58,593
  Kmart Holding Corp. (b) ........................      1,752        173,361
                                                                 -----------
                                                                     231,954
                                                                 -----------
HEALTH CARE DISTRIBUTORS--0.4%
  Patterson Cos., Inc. (b) .......................      2,472        107,260
                                                                 -----------
HEALTH CARE EQUIPMENT--1.4%
  Biomet, Inc. ...................................      6,404        277,870
  DENTSPLY International, Inc. ...................      1,455         81,771
                                                                 -----------
                                                                     359,641
                                                                 -----------
HEALTH CARE SERVICES--0.7%
  Express Scripts, Inc. (b) ......................      1,274         97,384
  Lincare Holdings, Inc. (b) .....................      1,818         77,538
                                                                 -----------
                                                                     174,922
                                                                 -----------

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


                                                       SHARES       VALUE
                                                       ------    -----------

HOME ENTERTAINMENT SOFTWARE--1.4%
  Electronic Arts, Inc. (b) ......................      5,783    $   356,695
                                                                 -----------
HYPERMARKETS & SUPER CENTERS--0.9%
  Costco Wholesale Corp. .........................      4,642        224,719
                                                                 -----------
INTEGRATED TELECOMMUNICATION SERVICES--1.0%
  MCI, Inc. ......................................      6,504        131,121
  NTL, Inc. (b) ..................................      1,796        131,036
                                                                 -----------
                                                                     262,157
                                                                 -----------
INTERNET RETAIL--6.5%
  Amazon.com, Inc. (b) ...........................      5,090        225,436
  eBay, Inc. (b) .................................      9,289      1,080,125
  IAC/InterActiveCorp (b) ........................     13,471        372,069
                                                                 -----------
                                                                   1,677,630
                                                                 -----------
INTERNET SOFTWARE & SERVICES--2.4%
  VeriSign, Inc. (b) .............................      4,513        151,276
  Yahoo!, Inc. (b) ...............................     12,417        467,872
                                                                 -----------
                                                                     619,148
                                                                 -----------
IT CONSULTING & OTHER SERVICES--0.4%
  Cognizant Technology Solutions Corp. (b) .......      2,489        105,359
                                                                 -----------
MOVIES & ENTERTAINMENT--0.4%
  Pixar, Inc. (b) ................................      1,092         93,486
                                                                 -----------
PAPER PACKAGING--0.3%
  Smurfit-Stone Container Corp. (b) ..............      4,680         87,422
                                                                 -----------
RESTAURANTS--2.5%
  Starbucks Corp. (b) ............................     10,382        647,422
                                                                 -----------
SEMICONDUCTOR EQUIPMENT--2.5%
  Applied Materials, Inc. (b) ....................     16,501        282,167
  KLA-Tencor Corp. (b) ...........................      4,450        207,281
  Lam Research Corp. (b) .........................      2,644         76,438
  Novellus Systems, Inc. (b) .....................      2,677         74,662
                                                                 -----------
                                                                     640,548
                                                                 -----------
SEMICONDUCTORS--9.2%
  Altera Corp. (b) ...............................      9,838        203,647
  Broadcom Corp. Class A (b) .....................      4,632        149,521
  Intel Corp. ....................................     41,601        973,047
  Intersil Corp. Class A .........................      2,855         47,793
  Linear Technology Corp. ........................      7,710        298,840
  Maxim Integrated Products, Inc. ................      8,563        362,985
  Microchip Technology, Inc. .....................      3,223         85,925
  Xilinx, Inc. ...................................      8,682        257,421
                                                                 -----------
                                                                   2,379,179
                                                                 -----------
SPECIALTY CHEMICALS--0.3%
  Sigma-Aldrich Corp. ............................      1,246         75,333
                                                                 -----------
SPECIALTY STORES--2.3%
  Bed Bath & Beyond, Inc. (b) ....................      7,604        302,867
  PETsMART, Inc. .................................      2,715         96,464
  Staples, Inc. ..................................      6,284        211,834
                                                                 -----------
                                                                     611,165
                                                                 -----------
SYSTEMS SOFTWARE--12.7%
  Adobe Systems, Inc. ............................      4,394        275,680
  Microsoft Corp. (c) ............................     70,257      1,876,565
  Oracle Corp. (b) ...............................     40,177        551,228
  Symantec Corp. (b) .............................     13,820        356,003
  VERITAS Software Corp. (b) .....................      8,107        231,455
                                                                 -----------
                                                                   3,290,931
                                                                 -----------


                                                       SHARES       VALUE
                                                       ------    -----------

TECHNOLOGY DISTRIBUTORS--0.4%
  CDW Corp. ......................................      1,624    $   107,752
                                                                 -----------
TRADING COMPANIES & DISTRIBUTORS--0.3%
  Fastenal Co. ...................................      1,363         83,906
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES--3.0%
  Nextel Communications, Inc. Class A (b) ........     26,173        785,190
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $19,697,375) .............................     23,972,521
                                                                 -----------
FOREIGN  COMMON STOCKS(d)--5.0%
COMMUNICATIONS EQUIPMENT--1.5%
  Research In Motion Ltd. (United States) (b) ....      3,528        290,778
  Telefonaktiebolaget LM Ericsson ADR (Sweden) (b)      3,272        103,035
                                                                 -----------
                                                                     393,813
                                                                 -----------
CONSUMER ELECTRONICS--0.4%
  Garmin Ltd. (United States) ....................      1,885        114,684
                                                                 -----------
ELECTRONIC MANUFACTURING SERVICES--0.6%
  Flextronics International Ltd. (Singapore) (b) .     11,404        157,603
                                                                 -----------
PHARMACEUTICALS--1.0%
  Teva Pharmaceutical Industries Ltd. ADR (Israel)      8,642        258,050
                                                                 -----------
SEMICONDUCTORS--1.0%
  ATI Technologies, Inc. (Canada) (b) ............      4,605         89,291
  Marvell Technology Group Ltd. (Bermuda) (b) ....      4,839        171,639
                                                                 -----------
                                                                     260,930
                                                                 -----------
SYSTEMS SOFTWARE--0.5%
  Check Point Software Technologies Ltd.
    (Israel) (b) .................................      4,779        117,707
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $970,917) ................................      1,302,787
                                                                 -----------
EXCHANGE TRADED FUNDS--1.0%
  Nasdaq-100 Shares Index Tracking Stock .........      6,421        256,262
                                                                 -----------
TOTAL EXCHANGE TRADED FUNDS
  (Identified cost $251,879) ................................        256,262
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--98.4%
  (Identified cost $20,920,171) .............................     25,531,570
                                                                 -----------

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


                                             STANDARD
                                             & POOR'S    PAR
                                              RATING    VALUE
                                            (UNAUDITED) (000)       VALUE
                                            ----------  -----   ------------

SHORT-TERM INVESTMENTS--2.0%
U.S. TREASURY BILLS--0.4%
  U.S. Treasury Bill 2.14%, 3/24/05 (c) .....   AAA      $120    $   119,408
                                                                 -----------
REPURCHASE AGREEMENTS--1.6%
  State Bank and Trust Co. repurchase
    agreement 0.50% dated 12/31/04, due
    1/3/05 repurchase price $411,017,
    collateralized by U.S. Treasury Bond 8.75%,
    8/15/20 market value $420,197. ....................   411        411,000
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $530,415) ................................        530,408
                                                                 -----------
TOTAL INVESTMENTS--100.4%
  (Identified cost $21,450,586) .............................     26,061,978(a)
  Other assets and liabilities, net--(0.4)% .................       (115,630)
                                                                 -----------
NET ASSETS--100.0% ..........................................    $25,946,348
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,429,590 and gross depreciation of $691,055 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $25,323,443.
(b) Non-income producing.
(c) All or a portion segregated as collateral for futures contracts.
(d) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(e) Table excludes short-term investments.

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $21,450,586) ...........................................        $26,061,978
Cash ...................................................................................................                561
Receivables
  Fund shares sold .....................................................................................             25,744
  Investment securities sold ...........................................................................             20,286
  Dividends and interest ...............................................................................             10,865
  Receivable from adviser ..............................................................................              5,381
  Variation margin for futures contracts ...............................................................                170
Prepaid expenses .......................................................................................              6,690
                                                                                                                -----------
    Total assets .......................................................................................         26,131,675
                                                                                                                -----------
IABILITIES
Payables
  Investment securities purchased ......................................................................             10,893
  Fund shares repurchased ..............................................................................            117,748
  Professional fee .....................................................................................             31,692
  Financial agent fee ..................................................................................              3,846
  Administration fee ...................................................................................              1,759
  Trustees' fee ........................................................................................                147
Accrued expenses .......................................................................................             19,242
                                                                                                                -----------
    Total liabilities ..................................................................................            185,327
                                                                                                                -----------
NET ASSETS .............................................................................................        $25,946,348
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................        $27,841,941
  Accumulated net realized loss ........................................................................         (6,510,285)
  Net unrealized appreciation ..........................................................................          4,614,692
                                                                                                                -----------
NET ASSETS .............................................................................................        $25,946,348
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................          6,028,404
                                                                                                                ===========
Net asset value and offering price per share ...........................................................              $4.30
                                                                                                                      =====



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends .............................................................................................        $  283,792
  Interest ..............................................................................................             2,114
  Foreign taxes withheld ................................................................................              (351)
                                                                                                                 ----------
    Total investment income .............................................................................           285,555
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ...............................................................................            87,219
  Financial agent fee ...................................................................................            45,154
  Adminstration .........................................................................................            19,936
  Custodian .............................................................................................            34,769
  Professional ..........................................................................................            32,597
  Printing ..............................................................................................            20,729
  Trustees ..............................................................................................             9,466
  Miscellaneous .........................................................................................            20,708
                                                                                                                 ----------
    Total expenses ......................................................................................           270,578
    Less expenses reimbursed by investment adviser ......................................................          (121,059)
    Custodian fees paid indirectly ......................................................................                (1)
                                                                                                                 ----------
    Net expenses ........................................................................................           149,518
                                                                                                                 ----------
NET INVESTMENT INCOME ...................................................................................           136,037
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ......................................................................          (285,469)
  Net realized gain on futures ..........................................................................            71,822
  Net change in unrealized appreciation (depreciation) on investments ...................................         2,252,938
  Net change in unrealized appreciation (depreciation) on futures .......................................           (17,216)
                                                                                                                 ----------
NET GAIN ON INVESTMENTS .................................................................................         2,022,075
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................        $2,158,112
                                                                                                                 ==========

                        See Notes to Financial Statements

                   PHOENIX-NORTHERN NASDAQ-100 INDEX(R) SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                ------------    -----------
FROM OPERATIONS
  Net investment income (loss) ..........................................................       $    136,037    $   (50,930)
  Net realized gain (loss) ..............................................................           (213,647)      (673,366)
  Net change in unrealized appreciation (depreciation) ..................................          2,235,722      6,225,767
                                                                                                ------------    -----------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................          2,158,112      5,501,471
                                                                                                ------------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .................................................................           (144,446)            --
                                                                                                ------------    -----------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS .............................           (144,446)            --
                                                                                                ------------    -----------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (3,379,070 and 4,912,949 shares, respectively) ..........         13,211,395     16,637,089
  Net asset value of shares issued from reinvestment of distributions
    (33,480 and 0 shares, respectively) .................................................            144,446             --
  Cost of shares repurchased (3,338,941 and 2,019,677 shares, respectively) .............        (12,844,054)    (6,807,425)
                                                                                                ------------    -----------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................            511,787      9,829,664
                                                                                                ------------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS .................................................          2,525,453     15,331,135
NET ASSETS
  Beginning of period ...................................................................         23,420,895      8,089,760
                                                                                                ------------    -----------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF $0 AND $0, RESPECTIVELY) ..................................................       $ 25,946,348    $23,420,895
                                                                                                ============    ===========


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                  YEAR ENDED DECEMBER 31,          FROM INCEPTION
                                                         ---------------------------------------     8/15/00 TO
                                                          2004       2003       2002       2001       12/31/00
                                                         ------     ------     ------     ------   --------------
Net asset value, beginning of period ..............      $ 3.93     $ 2.64     $ 4.23     $ 6.32       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ....................        0.02      (0.01)(3)  (0.01)(3)  (0.02)(3)    (0.01)
  Net realized and unrealized gain (loss) .........        0.37       1.30      (1.58)     (2.07)       (3.67)
                                                         ------     ------     ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ..............        0.39       1.29      (1.59)     (2.09)       (3.68)
                                                         ------     ------     ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............       (0.02)        --         --         --           --
                                                         ------     ------     ------     ------       ------
    TOTAL DISTRIBUTIONS ...........................       (0.02)        --         --         --           --
                                                         ------     ------     ------     ------       ------
CHANGE IN NET ASSET VALUE .........................        0.37       1.29      (1.59)     (2.09)       (3.68)
                                                         ------     ------     ------     ------       ------
NET ASSET VALUE, END OF PERIOD ....................      $ 4.30     $ 3.93     $ 2.64     $ 4.23       $ 6.32
                                                         ======     ======     ======     ======       ======
Total return ......................................       10.04%     48.85%    (37.58)%   (33.04)%     (36.78)%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ...........     $25,946    $23,421     $8,090     $9,307       $5,515
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses ..........................        0.60%      0.60%      0.58%      0.50%        0.50%(1)
  Gross operating expenses ........................        1.09%      1.45%      2.72%      2.35%        3.93%(1)
  Net investment income (loss) ....................        0.55%     (0.35)%    (0.48)%    (0.40)%      (0.30)%(1)
Portfolio turnover ................................          34%        18%        42%        91%          50%(2)

(1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, GERRY PAUL, CHAIRMAN, CHIEF INVESTMENT OFFICER -- SMALL & MID-CAP VALUE EQUITIES


Q: WHAT IS THE PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital appreciation with current income as a secondary consideration. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 20.41%, compared to the S&P 500(R) Index, a broadbased equity index, which returned 10.86%, and the Russell 2500(R) Value Index, the series' style-specific index, which returned 21.58%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU  CHARACTERIZE  THE EQUITY  MARKET  ENVIRONMENT  DURING THE PAST
YEAR?

A: U.S. equity market returns were strong in the final quarter of 2004 on increased confidence about the economic outlook. October's strong employment report calmed investors' fears that the economy was slowing to a dangerously torpid pace, while the sharp drop in oil prices from their peak (on evidence that supply growth was outpacing near-term demand) quelled fears that high gasoline and heating fuel prices would absorb a disproportionate share of consumer spending. Finally, the uncertainty inherent in the presidential election passed. 2004 was another great year for small- and mid-cap stocks and for the sixth consecutive year, the Russell 2500(R) Index beat the broad market, as represented by the S&P 500(R) Index.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THE REPORTING PERIOD?

A: The portfolio's positive performance was attributable primarily to security selection, with strong returns from holdings in the producer durables, materials & processing and consumer staples sectors. Among the top performers for the year were: Valero Energy, PacifiCare Health, Terex, Nortel Networks and Andrew Corp.

     On the negative side, the portfolio's underweight positions in the financial services and consumer discretionary sectors, in addition to security selection in the financial services, autos & transportation and consumer discretionary sectors, detracted from performance. Specific detractors for the year included Vishay Intertechnology, American Axle & Manufacturing, Group 1 Automotive, Dana Corp. and Payless Shoes.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: With no major controversy creating anxiety today, there are few sizeable value themes and the value opportunity, as we measure it, is smaller than usual. Our research continues to identify, however, some pockets of opportunity. We remain convinced that among small companies, larger is cheaper. After a period of extraordinary outperformance, the smallest companies in the Russell 2500(R) Index are still posting losses collectively, while the largest are selling at just 22 times trailing earnings. In general, the larger the company, the cheaper it gets. The discount of larger-cap stocks within the group is all the more striking because over the long term, the largest small-cap companies have delivered higher returns on both equity and investment, with lower volatility.

     Looking at sectors, we continue to maintain a pro-cyclical investment stance, although the character is shifting somewhat. Overweight positions in commodities and capital equipment have been pared as stocks have appreciated. That capital has been recycled into consumer stocks as anxiety about consumer spending has created some relative bargains. We have also been investing in business services as we feel that there are companies with attractive valuations that are likely to enjoy improved results with an eventual rebound in white-collar employment, which accompanies every economic recovery.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                    FROM
                                                                  INCEPTION
                                                                  3/2/98 TO
                                           1 YEAR      5 YEARS    12/31/04
---------------------------------------------------------------------------
  Mid-Cap Value Series                      20.41%     17.41%       8.75%
---------------------------------------------------------------------------
  S&P 500(R) Index                          10.86%     (2.31)%      3.70%
---------------------------------------------------------------------------
  Russell 2500(R) Value Index               21.58%     16.05%      10.69%
---------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                         Mid-Cap          S&P 500(R)     Russell 2500(R)
                       Value Series          Index         Value Index
                       ------------       ----------     ---------------
3/2/98                    $10,000           $10,000          $10,000
12/31/98                    8,863            11,895            9,375
12/31/99                    7,951            14,409            9,515
12/29/00                    9,295            13,086           11,493
12/31/01                   11,431            11,532           12,613
12/31/02                   10,454             8,983           11,367
12/31/03                   14,737            11,562           16,475
12/31/04                   17,744            12,818           20,029

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Consumer Discretionary     27%
Industrials                17
Financials                 17
Materials                   8
Consumer Staples            8
Information Technology      8
Utilities                   5
Other                      10

  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Mid-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             SANFORD BERNSTEIN MID-CAP VALUE SERIES     JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             --------------------------------------     -------------     -----------------     -------------
             Actual                                       $1,000.00           $1,112.40             $6.90

             Hypothetical (5% return before expenses)      1,000.00            1,018.52              6.62

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.30%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 20.41%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,204.10.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Constellation Brands, Inc. Class A                                  2.1%
 2. URS Corp.                                                           2.0%
 3. Pulte Homes, Inc.                                                   2.0%
 4. PacifiCare Health Systems, Inc.                                     1.9%
 5. Edwards (A.G.), Inc.                                                1.9%
 6. Cytec Industries, Inc.                                              1.9%
 7. Radian Group, Inc.                                                  1.8%
 8. ArvinMeritor, Inc.                                                  1.8%
 9. Cooper Industries Ltd. Class A                                      1.8%
10. MAF Bancorp, Inc.                                                   1.7%
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                      SHARES      VALUE
                                                      -------   ------------

DOMESTIC COMMON STOCKS--95.4%
AEROSPACE & DEFENSE--1.4%
  Moog, Inc. Class A (b) .........................     34,600   $  1,569,110
                                                                ------------
AGRICULTURAL PRODUCTS--0.9%
  Corn Products International, Inc. ..............     20,000      1,071,200
                                                                ------------
APPAREL RETAIL--1.5%
  Payless ShoeSource, Inc. (b) ...................    137,400      1,690,020
                                                                ------------
APPAREL, ACCESSORIES & LUXURY GOODS--4.4%
  Jones Apparel Group, Inc. ......................     50,900      1,861,413
  Liz Claiborne, Inc. ............................     41,800      1,764,378
  V. F. Corp. ....................................     26,200      1,450,956
                                                                ------------
                                                                   5,076,747
                                                                ------------
AUTO PARTS & EQUIPMENT--6.8%
  American Axle & Manufacturing Holdings, Inc. ...     37,000      1,134,420
  ArvinMeritor, Inc. .............................     91,800      2,053,566
  BorgWarner, Inc. ...............................     31,000      1,679,270
  Dana Corp. .....................................     95,200      1,649,816
  Modine Manufacturing Co. .......................     41,000      1,384,570
                                                                ------------
                                                                   7,901,642
                                                                ------------
COMMUNICATIONS EQUIPMENT--2.4%
  ADC Telecommunications, Inc. (b) ...............     33,300         89,244
  Andrew Corp. (b) ...............................    106,200      1,447,506
  Tellabs, Inc. (b) ..............................    142,500      1,224,075
                                                                ------------
                                                                   2,760,825
                                                                ------------
COMPUTER & ELECTRONICS RETAIL--1.0%
  RadioShack Corp. ...............................     36,400      1,196,832
                                                                ------------
COMPUTER STORAGE & PERIPHERALS--0.5%
  Western Digital Corp. (b) ......................     52,200        565,848
                                                                ------------
CONSTRUCTION & ENGINEERING--2.0%
  URS Corp. (b) ..................................     73,500      2,359,350
                                                                ------------
CONSTRUCTION MATERIALS--1.1%
  Texas Industries, Inc. .........................     20,100      1,253,838
                                                                ------------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.4%
  PACCAR, Inc. ...................................     23,100      1,859,088
  Terex Corp. (b) ................................     19,100        910,115
                                                                ------------
                                                                   2,769,203
                                                                ------------
DEPARTMENT STORES--2.2%
  Federated Department Stores, Inc. ..............     10,800        624,132
  Neiman Marcus Group, Inc. (The) Class A ........     27,400      1,960,196
                                                                ------------
                                                                   2,584,328
                                                                ------------
DISTILLERS & VINTNERS--2.1%
  Constellation Brands, Inc. Class A (b) .........     52,900      2,460,379
                                                                ------------


                                                      SHARES      VALUE
                                                      -------   ------------

DISTRIBUTORS--1.4%
  Hughes Supply, Inc. ............................     50,600   $  1,636,910
                                                                ------------
ELECTRIC UTILITIES--3.7%
  Northeast Utilities ............................     66,700      1,257,295
  PNM Resources, Inc. ............................     47,850      1,210,126
  Puget Energy, Inc. .............................     54,200      1,338,740
  WPS Resources Corp. ............................     10,500        524,580
                                                                ------------
                                                                   4,330,741
                                                                ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.8%
  Cooper Industries Ltd. Class A .................     30,000      2,036,700
                                                                ------------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.3%
  Vishay Intertechnology, Inc. (b) ...............    102,578      1,540,722
                                                                ------------
ELECTRONIC MANUFACTURING SERVICES--0.7%
  Solectron Corp. (b) ............................    154,400        822,952
                                                                ------------
FOOD RETAIL--0.3%
  SUPERVALU, Inc. ................................     10,000        345,200
                                                                ------------
FOOTWEAR--0.1%
  Reebok International Ltd. ......................      2,700        118,800
                                                                ------------
HEALTH CARE DISTRIBUTORS--1.7%
  Owens & Minor, Inc. ............................     69,100      1,946,547
                                                                ------------
HOMEBUILDING--3.7%
  Beazer Homes USA, Inc. .........................     13,400      1,959,214
  Pulte Homes, Inc. ..............................     36,000      2,296,800
                                                                ------------
                                                                   4,256,014
                                                                ------------
HYPERMARKETS & SUPER CENTERS--1.5%
  BJ's Wholesale Club, Inc. (b) ..................     60,900      1,774,017
                                                                ------------
INDUSTRIAL CONGLOMERATES--1.7%
  Textron, Inc. ..................................     26,000      1,918,800
                                                                ------------
INDUSTRIAL MACHINERY--3.9%
  Harsco Corp. ...................................     30,000      1,672,200
  Mueller Industries, Inc. .......................     12,500        402,500
  Parker Hannifin Corp. ..........................     14,300      1,083,082
  Reliance Steel & Aluminum Co. ..................     35,000      1,363,600
                                                                ------------
                                                                   4,521,382
                                                                ------------
INTEGRATED OIL & GAS--1.1%
  Amerada Hess Corp. .............................     14,800      1,219,224
                                                                ------------
INVESTMENT BANKING & BROKERAGE--1.9%
  Edwards (A.G.), Inc. ...........................     51,300      2,216,673
                                                                ------------
LIFE & HEALTH INSURANCE--1.3%
  Stancorp Financial Group, Inc. .................     18,100      1,493,250
                                                                ------------
MANAGED HEALTH CARE--1.9%
  Pacificare Health Systems (b) ..................     39,700      2,243,844
                                                                ------------

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


                                                      SHARES      VALUE
                                                      -------   ------------

METAL & GLASS CONTAINERS--1.3%
  Ball Corp. .....................................     20,600   $    905,988
  Silgan Holdings, Inc. ..........................      9,800        597,408
                                                                ------------
                                                                   1,503,396
                                                                ------------
MULTI-UTILITIES & UNREGULATED POWER--1.1%
  Constellation Energy Group, Inc. ...............     30,000      1,311,300
                                                                ------------
OFFICE SERVICES & SUPPLIES--2.7%
  IKON Office Solutions, Inc. ....................    125,300      1,448,468
  United Stationers, Inc. (b) ....................     36,700      1,695,540
                                                                ------------
                                                                   3,144,008
                                                                ------------
OIL & GAS EQUIPMENT & SERVICES--1.3%
  SEACOR Holdings, Inc. (b) ......................     27,800      1,484,520
                                                                ------------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
  Pogo Producing Co. .............................     31,900      1,546,831
                                                                ------------
PACKAGED FOODS & MEATS--1.6%
  Del Monte Foods Co. (b) ........................    172,000      1,895,440
                                                                ------------
PAPER PRODUCTS--1.0%
  MeadWestvaco Corp. .............................     34,600      1,172,594
                                                                ------------
PROPERTY & CASUALTY INSURANCE--1.8%
  Fidelity National Financial, Inc. ..............     12,100        552,607
  Old Republic International Corp. ...............     62,800      1,588,840
                                                                ------------
                                                                   2,141,447
                                                                ------------
REGIONAL BANKS--4.4%
  Banknorth Group, Inc. ..........................     15,000        549,000
  Central Pacific Financial Corp. ................     11,400        412,338
  Hibernia Corp. Class A .........................     27,000        796,770
  Popular, Inc. ..................................     30,000        864,900
  UnionBanCal Corp. ..............................     23,500      1,515,280
  Whitney Holding Corp. ..........................     21,000        944,790
                                                                ------------
                                                                   5,083,078
                                                                ------------
REITS--0.5%
  FelCor Lodging Trust, Inc. (b) .................     39,500        578,675
                                                                ------------
SPECIALTY CHEMICALS--3.9%
  Albemarle Corp. ................................     40,700      1,575,497
  Crompton Corp. .................................     60,400        712,720
  Cytec Industries, Inc. .........................     42,800      2,200,776
                                                                ------------
                                                                   4,488,993
                                                                ------------
SPECIALTY STORES--5.5%
  AutoNation, Inc. (b) ...........................     78,900      1,515,669
  Borders Group, Inc. ............................     74,500      1,892,300
  Group 1 Automotive, Inc. (b) ...................     43,700      1,376,550
  Office Depot, Inc. (b) .........................     92,400      1,604,064
                                                                ------------
                                                                   6,388,583
                                                                ------------
STEEL--0.8%
  United States Steel Corp. ......................     17,300        886,625
                                                                ------------
TECHNOLOGY DISTRIBUTORS--2.2%
  Anixter International, Inc. ....................     25,100        903,349
  Arrow Electronics, Inc. (b) ....................     18,900        459,270
  Avnet, Inc. (b) ................................     22,800        415,872
  Tech Data Corp. (b) ............................     18,000        817,200
                                                                ------------
                                                                   2,595,691
                                                                ------------


                                                      SHARES      VALUE
                                                      -------   ------------

THRIFTS & MORTGAGE FINANCE--6.3%
  Astoria Financial Corp. ........................     34,500   $  1,378,965
  Commercial Federal Corp. .......................     28,000        831,880
  MAF Bancorp, Inc. ..............................     44,000      1,972,080
  Radian Group, Inc. .............................     40,100      2,134,924
  Washington Federal, Inc. .......................     36,188        960,429
                                                                ------------
                                                                   7,278,278
                                                                ------------
TOBACCO--1.5%
  Universal Corp. ................................     36,300      1,736,592
                                                                ------------
TRUCKING--1.5%
  USF Corp. ......................................     46,500      1,764,675
                                                                ------------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $86,660,019) .............................    110,681,824
                                                                ------------
FOREIGN COMMON STOCKS(c)--0.8%
COMMUNICATIONS EQUIPMENT--0.4%
  Nortel Networks Corp. (Canada) (b) .............    141,700        494,533
                                                                ------------
REINSURANCE--0.4%
  PartnerRe Ltd. (Bermuda) .......................      6,700        414,998
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $490,887) ................................        909,531
                                                                ------------
TOTAL LONG TERM INVESTMENTS--96.2%
  (Identified cost $87,150,906) .............................    111,591,355
                                                                ------------
SHORT-TERM INVESTMENTS--3.8%
MONEY MARKET MUTUAL FUNDS--3.8%
  SSgA Money Market Fund (1.83% seven day
    effective yield) .............................  4,426,651      4,426,651
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $4,426,651) ..............................      4,426,651
                                                                ------------
TOTAL INVESTMENTS--100.0%
  (Identified cost $91,577,557) .............................    116,018,006(a)
  Other assets and liabilities, net--0.0% ...................         (4,319)
                                                                ------------
NET ASSETS--100.0% ..........................................   $116,013,687
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,355,315 and gross depreciation of $1,911,311 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $91,574,002.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $91,577,557) ............................................      $116,018,006
Receivables
  Dividends and interest ................................................................................           153,356
  Fund shares sold ......................................................................................            72,646
Prepaid expenses ........................................................................................             1,866
                                                                                                               ------------
    Total assets ........................................................................................       116,245,874
                                                                                                               ------------
LIABILITIES
Payables
  Fund shares repurchased ...............................................................................            64,417
  Investment advisory fee ...............................................................................            94,659
  Financial agent fee ...................................................................................             8,152
  Administration fee ....................................................................................             7,690
  Trustees' fee .........................................................................................               147
Accrued expenses ........................................................................................            57,122
                                                                                                               ------------
    Total liabilities ...................................................................................           232,187
                                                                                                               ------------
NET ASSETS ..............................................................................................      $116,013,687
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest ......................................................      $ 91,278,570
  Undistributed net investment income ...................................................................           129,835
  Accumulated net realized gain .........................................................................           164,833
  Net unrealized appreciation ...........................................................................        24,440,449
                                                                                                               ------------
NET ASSETS ..............................................................................................      $116,013,687
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........................         8,272,527
                                                                                                               ============
Net asset value and offering price per share ............................................................            $14.02
                                                                                                                     ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends .............................................................................................       $ 1,487,093
  Interest ..............................................................................................            34,290
  Foreign taxes withheld ................................................................................            (2,250)
                                                                                                                -----------
    Total investment income .............................................................................         1,519,133
                                                                                                                -----------
EXPENSES
  Investment advisory fee ...............................................................................         1,030,880
  Financial agent fee ...................................................................................            91,110
  Administration fee ....................................................................................            78,543
  Printing ..............................................................................................            40,781
  Professional ..........................................................................................            29,088
  Custodian .............................................................................................            22,680
  Trustees ..............................................................................................             9,467
  Miscellaneous .........................................................................................            13,098
                                                                                                                -----------
    Total expenses ......................................................................................         1,315,647
    Less expenses reimbursed by investment adviser ......................................................           (39,310)
    Custodian fees paid indirectly ......................................................................                (9)
                                                                                                                -----------
    Net expenses ........................................................................................         1,276,328
                                                                                                                -----------
NET INVESTMENT INCOME ...................................................................................           242,805
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ......................................................................         7,100,179
  Net change in unrealized appreciation (depreciation) on investments ...................................        11,679,673
                                                                                                                -----------
NET GAIN ON INVESTMENTS .................................................................................        18,779,852
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................       $19,022,657
                                                                                                                ===========

                        See Notes to Financial Statements

                 PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED     YEAR ENDED
                                                                                                  12/31/04       12/31/03
                                                                                                ------------   ------------
FROM OPERATIONS
  Net investment income (loss) .........................................................        $    242,805   $    311,013
  Net realized gain (loss) .............................................................           7,100,179      3,177,717
  Net change in unrealized appreciation (depreciation) .................................          11,679,673     20,633,901
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........................          19,022,657     24,122,631
                                                                                                ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ................................................................            (174,367)      (132,810)
  Net realized short-term gains ........................................................          (1,048,818)      (332,025)
  Net realized long-term gains .........................................................          (6,904,077)    (2,280,005)
                                                                                                ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ............................          (8,127,262)    (2,744,840)
                                                                                                ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (2,819,660 and 2,104,572 shares, respectively)                    37,316,170     21,723,293
  Net asset value of shares issued from reinvestment of distributions (584,956 and
    222,358 shares, respectively) ......................................................           8,127,262      2,744,840
  Cost of shares repurchased (1,979,640 and 2,144,663 shares, respectively) ............         (26,193,178)   (21,266,705)
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ............................          19,250,254      3,201,428
                                                                                                ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ................................................          30,145,649     24,579,219
NET ASSETS
  Beginning of period ..................................................................          85,868,038     61,288,819
                                                                                                ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $129,835 AND
    $82,438, RESPECTIVELY) .............................................................        $116,013,687   $ 85,868,038
                                                                                                ============   ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                      YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------
                                                           2004      2003       2002       2001       2000
                                                          ------    ------     ------     ------     ------
Net asset value, beginning of period .............        $12.54    $ 9.20     $10.97     $ 9.07     $ 7.82
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...................          0.02      0.03       0.10       0.13       0.06
  Net realized and unrealized gain (loss) ........          2.51      3.72      (1.02)      1.95       1.25
                                                          ------    ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS .............          2.53      3.75      (0.92)      2.08       1.31
                                                          ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from net investment income .............         (0.02)    (0.02)     (0.10)     (0.13)     (0.06)
Distributions from net realized gains ............         (1.03)    (0.39)     (0.75)     (0.05)        --
                                                          ------    ------     ------     ------     ------
    TOTAL DISTRIBUTIONS ..........................         (1.05)    (0.41)     (0.85)     (0.18)     (0.06)
                                                          ------    ------     ------     ------     ------
CHANGE IN NET ASSET VALUE ........................          1.48      3.34      (1.77)      1.90       1.25
                                                          ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ...................        $14.02    $12.54     $ 9.20     $10.97     $ 9.07
                                                          ======    ======     ======     ======     ======
Total return .....................................         20.41%    40.97%     (8.55)%    22.98%     16.89%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..........      $116,014   $85,868    $61,289    $48,556    $14,758
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses .........................          1.30%     1.30%      1.28%      1.20%      1.20%
  Gross operating expenses .......................          1.34%     1.37%      1.40%      1.54%      2.39%
  Net investment income . ........................          0.25%     0.46%      1.12%      1.72%      0.95%
Portfolio turnover ...............................            36%       29%        44%        28%       128%

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGER, GERRY PAUL, CHAIRMAN, CHIEF INVESTMENT OFFICER -- SMALL & MID-CAP VALUE EQUITIES


Q: WHAT IS THE PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES' INVESTMENT OBJECTIVE?

A: The series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary consideration. Small-cap investing includes the risks of greater price volatility, less liquidity and increased competitive threat. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 22.67%, exceeding the 10.86% return of the S&P 500(R) Index, a broadbased equity index, and the 22.25% return of the Russell 2000(R) Value Index, the series' style-specific benchmark. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU  CHARACTERIZE  THE EQUITY  MARKET  ENVIRONMENT  DURING THE PAST
YEAR?

A: U.S. equity market returns were strong in the final quarter of 2004 on increased confidence about the economic outlook. October's strong employment report calmed investors' fears that the economy was slowing to a dangerously torpid pace, while the sharp drop in oil prices from their peak (on evidence that supply growth was outpacing near-term demand) quelled fears that high gasoline and heating fuel prices would absorb a disproportionate share of consumer spending. Finally, the uncertainty inherent in the Presidential election passed. 2004 was another great year for small-cap stocks and for the sixth consecutive year, the Russell 2000(R) Index beat the broad market, as represented by the S&P 500(R) Index.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THE REPORTING PERIOD?

A: The portfolio's outperformance was attributable to both sector and security selection, with strong returns from holdings in the technology, consumer cyclical, finance and energy sectors. Among the top performers for the year were Genlyte Group, PacifiCare Health, Lincoln Electric, Aztar and Andrew Corp.

     On the negative side, the portfolio's underweight position in the construction & housing sector, in addition to security selection in the capital equipment and medical sectors, detracted from performance. Specific detractors for the year included American Axle & Manufacturing, Dana Corp., Arvinmeritor, Vishay Intertechnology and Group 1 Automotive.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: With no major controversy creating anxiety today, there are few sizeable value themes and the value opportunity, as we measure it, is smaller than usual. Our research continues to identify, however, some pockets of opportunity. We remain convinced that among small companies, larger is cheaper. After a period of extraordinary outperformance, the smallest companies in the Russell 2000(R) Index are still posting losses collectively, while the largest are selling at just 29 times trailing earnings. In general, the larger the company, the cheaper it gets. The discount of larger-cap stocks within the group is all the more striking because over the long term, the largest small-cap companies have delivered higher returns on both equity and investment, with lower volatility.

     Looking at sectors, we continue to maintain a pro-cyclical investment stance, although the character is shifting somewhat. Overweight positions in commodities and capital equipment have been pared as stocks have appreciated. That capital has been recycled into consumer stocks as anxiety about consumer spending has created some relative bargains. We have also been investing in business services as we feel that there are companies with attractive valuations that are likely to enjoy improved results with an eventual rebound in white collar employment that accompanies every economic recovery.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                    FROM
                                                                  INCEPTION
                                                                 11/20/00 TO
                                                     1 YEAR       12/31/04
----------------------------------------------------------------------------
  Small-Cap Value Series                              22.67%        18.18%
----------------------------------------------------------------------------
  S&P 500(R) Index                                    10.86%        (0.88)%
----------------------------------------------------------------------------
  Russell 2000(R) Value Index                         22.25%        17.96%
----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 11/20/00 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                          Small-Cap      S&P 500(R)       Russell 2000(R)
                        Value Series        Index           Value Index
                        ------------     ----------       ---------------

11/20/00                   $10,000         $10,000            $10,000
12/29/00                    10,644           9,844             10,945
12/31/01                    12,321           8,675             12,479
12/31/02                    11,269           6,758             11,054
12/31/03                    16,212           8,699             16,141
12/31/04                    19,888           9,643             19,732

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Consumer Discretionary     24%
Industrials                23
Financials                 12
Materials                  10
Information Technology      9
Health Care                 5
Cnsumer Staples             5
Other                      12

  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Sanford Bernstein Small-Cap Value Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             SANF0RD BERNSTEIN SMALL-CAP VALUE SERIES   JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             ----------------------------------------   -------------     -----------------     -------------
             Actual                                         $1,000.00           $1,139.90             $6.99

             Hypothetical (5% return before expenses)        1,000.00            1,018.52              6.62

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.30%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 22.67%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,226.70.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Pinnacle Airlines Corp.                                              1.9%
 2. URS Corp.                                                            1.9%
 3. Edwards (A.G.), Inc.                                                 1.8%
 4. PacifiCare Health Systems, Inc.                                      1.8%
 5. Too, Inc.                                                            1.8%
 6. Gardner Denver, Inc.                                                 1.7%
 7. ArvinMeritor, Inc.                                                   1.7%
 8. Genlyte Group, Inc. (The)                                            1.7%
 9. Dollar Thrifty Automotive Group, Inc.                                1.6%
10. Andrew Corp.                                                         1.6%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                      SHARES        VALUE
                                                     --------    -----------

DOMESTIC COMMON STOCKS--94.1%
AEROSPACE & DEFENSE--3.4%
  Curtiss-Wright Corp. ...........................     17,200    $   987,452
  Esterline Technologies Corp. (b) ...............     20,000        653,000
  Moog, Inc. Class A (b) .........................     14,550        659,842
                                                                 -----------
                                                                   2,300,294
                                                                 -----------
AIRLINES--1.9%
  Pinnacle Airlines Corp. (b) ....................     91,300      1,272,722
                                                                 -----------
ALUMINUM--0.2%
  Century Aluminum Co. (b) .......................      4,700        123,422
                                                                 -----------
APPAREL RETAIL--3.6%
  Foot Locker, Inc. ..............................     10,000        269,300
  Payless ShoeSource, Inc. (b) ...................     73,500        904,050
  Too, Inc. (b) ..................................     50,700      1,240,122
                                                                 -----------
                                                                   2,413,472
                                                                 -----------
APPAREL, ACCESSORIES & LUXURY GOODS--2.3%
  Kellwood Co. ...................................     19,000        655,500
  Phillips-Van Heusen Corp. ......................     33,950        916,650
                                                                 -----------
                                                                   1,572,150
                                                                 -----------
AUTO PARTS & EQUIPMENT--6.0%
  American Axle & Manufacturing Holdings, Inc. ...     22,000        674,520
  ArvinMeritor, Inc. .............................     51,900      1,161,003
  BorgWarner, Inc. ...............................     13,800        747,546
  Dana Corp. .....................................     50,600        876,898
  Modine Manufacturing Co. .......................     17,600        594,352
                                                                 -----------
                                                                   4,054,319
                                                                 -----------
CASINOS & GAMING--1.3%
  Aztar Corp. (b) ................................     24,400        852,048
                                                                 -----------
COMMUNICATIONS EQUIPMENT--3.1%
  ADC Telecommunications, Inc. (b) ...............    156,700        419,956
  Andrew Corp. (b) ...............................     79,300      1,080,859
  Black Box Corp. ................................     12,800        614,656
                                                                 -----------
                                                                   2,115,471
                                                                 -----------
COMPUTER STORAGE & PERIPHERALS--0.5%
  Western Digital Corp. (b) ......................     30,500        330,620
                                                                 -----------
CONSTRUCTION & ENGINEERING--2.6%
  Granite Construction, Inc. .....................     18,100        481,460
  URS Corp. (b) ..................................     39,300      1,261,530
                                                                 -----------
                                                                   1,742,990
                                                                 -----------
CONSTRUCTION MATERIALS--0.8%
  Texas Industries, Inc. .........................      8,500        530,230
                                                                 -----------
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.8%
  Terex Corp. (b) ................................     11,000        524,150
                                                                 -----------


                                                      SHARES        VALUE
                                                     --------   ------------

DEPARTMENT STORES--1.4%
  Neiman Marcus Group, Inc. (The) Class A ........     13,500    $   965,790
                                                                 -----------
DISTRIBUTORS--1.1%
  Hughes Supply, Inc. ............................     23,000        744,050
                                                                 -----------
DIVERSIFIED METALS & MINING--1.3%
  RTI International Metals, Inc. (b) .............     42,700        877,058
                                                                 -----------
ELECTRIC UTILITIES--3.3%
  Northeast Utilities ............................     29,050        547,593
  PNM Resources, Inc. ............................     27,500        695,475
  Puget Energy, Inc. .............................     33,900        837,330
  WPS Resources Corp. ............................      3,100        154,876
                                                                 -----------
                                                                   2,235,274
                                                                 -----------
ELECTRICAL COMPONENTS & EQUIPMENT--4.6%
  C&D Technologies, Inc. .........................     45,100        768,504
  Genlyte Group, Inc. (The) (b) ..................     13,200      1,130,976
  Penn Engineering & Manufacturing Corp. .........     13,300        240,730
  Regal-Beloit Corp. .............................     34,600        989,560
                                                                 -----------
                                                                   3,129,770
                                                                 -----------
ELECTRONIC EQUIPMENT MANUFACTURERS--1.2%
  Vishay Intertechnology, Inc. (b) ...............     55,145        828,278
                                                                 -----------
ELECTRONIC MANUFACTURING SERVICES--1.5%
  CTS Corp. ......................................     76,100      1,011,369
                                                                 -----------
FOOTWEAR--0.1%
  Reebok International Ltd. ......................      1,500         66,000
                                                                 -----------
HEALTH CARE DISTRIBUTORS--1.1%
  Owens & Minor, Inc. ............................     26,400        743,688
                                                                 -----------
HEALTH CARE EQUIPMENT--1.3%
  CONMED Corp. (b) ...............................     30,000        852,600
                                                                 -----------
HEALTH CARE FACILITIES--0.7%
  Universal Health Services, Inc. Class B ........     10,900        485,050
                                                                 -----------
HOMEBUILDING--2.6%
  Beazer Homes USA, Inc. .........................      6,800        994,228
  Pulte Homes, Inc. ..............................     11,800        752,840
                                                                 -----------
                                                                   1,747,068
                                                                 -----------
HYPERMARKETS & SUPER CENTERS--1.5%
  BJ's Wholesale Club, Inc. (b) ..................     34,200        996,246
                                                                 -----------
INDUSTRIAL MACHINERY--3.1%
  Gardner Denver, Inc. (b) .......................     32,000      1,161,280
  Reliance Steel & Aluminum Co. ..................     14,500        564,920
  Wolverine Tube, Inc. (b) .......................     28,800        371,808
                                                                 -----------
                                                                   2,098,008
                                                                 -----------
INVESTMENT BANKING & BROKERAGE--1.8%
  Edwards (A.G.), Inc. ...........................     29,000      1,253,090
                                                                 -----------

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


                                                      SHARES        VALUE
                                                     --------    -----------

LEISURE PRODUCTS--1.0%
  Callaway Golf Co. ..............................     52,000    $   702,000
                                                                 -----------
LIFE & HEALTH INSURANCE--1.2%
  Stancorp Financial Group, Inc. .................      9,700        800,250
                                                                 -----------
MANAGED HEALTH CARE--1.8%
  Pacificare Health Systems (b) ..................     22,100      1,249,092
                                                                 -----------
MARINE--0.3%
  Alexander & Baldwin, Inc. ......................      5,500        233,310
                                                                 -----------
METAL & GLASS CONTAINERS--0.5%
  Silgan Holdings, Inc. ..........................      5,700        347,472
                                                                 -----------
MULTI-LINE INSURANCE--0.4%
  American National Insurance Co. ................      2,700        281,232
                                                                 -----------
OFFICE SERVICES & SUPPLIES--2.3%
  IKON Office Solutions, Inc. ....................     60,200        695,912
  United Stationers, Inc. (b) ....................     18,800        868,560
                                                                 -----------
                                                                   1,564,472
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--2.4%
  Offshore Logistics, Inc. (b) ...................     11,700        379,899
  Oil States International, Inc. (b) .............     36,200        698,298
  SEACOR Holdings, Inc. (b) ......................     10,200        544,680
                                                                 -----------
                                                                   1,622,877
                                                                 -----------
OIL & GAS EXPLORATION & PRODUCTION--1.4%
  Plains Exploration & Production Co. (b) ........     37,700        980,200
                                                                 -----------
PACKAGED FOODS & MEATS--1.9%
  Del Monte Foods Co. (b) ........................     86,100        948,822
  J & J Snack Foods Corp. ........................      7,000        343,210
                                                                 -----------
                                                                   1,292,032
                                                                 -----------
PAPER PACKAGING--0.7%
  Rock-Tenn Co. Class A ..........................     33,000        500,280
                                                                 -----------
PAPER PRODUCTS--1.4%
  Schweitzer-Mauduit International, Inc. .........     27,525        934,474
                                                                 -----------
PROPERTY & CASUALTY INSURANCE--0.5%
  Harleysville Group, Inc. .......................     15,400        367,598
                                                                 -----------
REGIONAL BANKS--1.2%
  Central Pacific Financial Corp. ................      8,300        300,211
  Community Bank System, Inc. ....................     17,600        497,200
                                                                 -----------
                                                                     797,411
                                                                 -----------
REITS--1.6%
  CRT Properties, Inc. ...........................     32,300        770,678
  FelCor Lodging Trust, Inc. (b) .................     19,500        285,675
                                                                 -----------
                                                                   1,056,353
                                                                 -----------
SPECIALTY CHEMICALS--3.4%
  Albemarle Corp. ................................     24,600        952,266
  Crompton Corp. .................................     28,000        330,400
  Cytec Industries, Inc. .........................     19,900      1,023,258
                                                                 -----------
                                                                   2,305,924
                                                                 -----------


                                                      SHARES        VALUE
                                                     --------    -----------

SPECIALTY STORES--4.4%
  Borders Group, Inc. ............................     42,000    $ 1,066,800
  Group 1 Automotive, Inc. (b) ...................     23,800        749,700
  Sonic Automotive, Inc. .........................     32,050        794,840
  Zale Corp. (b) .................................     12,800        382,336
                                                                 -----------
                                                                   2,993,676
                                                                 -----------
STEEL--2.2%
  Commercial Metals Co. ..........................     19,300        975,808
  Quanex Corp. ...................................      7,500        514,275
                                                                 -----------
                                                                   1,490,083
                                                                 -----------
TECHNOLOGY DISTRIBUTORS--2.6%
  Anixter International, Inc. ....................      9,400        338,306
  Avnet, Inc. (b) ................................      7,800        142,272
  Bell Microproducts, Inc. (b) ...................     95,518        918,883
  Global Imaging Systems, Inc. (b) ...............      9,200        363,400
                                                                 -----------
                                                                   1,762,861
                                                                 -----------
THRIFTS & MORTGAGE FINANCE--4.5%
  Astoria Financial Corp. ........................     22,500        899,325
  Commercial Federal Corp. .......................     18,500        549,635
  MAF Bancorp, Inc. ..............................     20,900        936,738
  Washington Federal, Inc. .......................     25,095        666,021
                                                                 -----------
                                                                   3,051,719
                                                                 -----------
TOBACCO--1.2%
  Universal Corp. ................................     16,600        794,144
                                                                 -----------
TRUCKING--4.1%
  Arkansas Best Corp. ............................     19,300        866,377
  Dollar Thrifty Automotive Group, Inc. (b) ......     37,000      1,117,400
  USF Corp. ......................................     21,700        823,515
                                                                 -----------
                                                                   2,807,292
                                                                 -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $49,213,894) .............................     63,799,979
                                                                 -----------
FOREIGN  COMMON STOCKS(c)--0.4%
PROPERTY & CASUALTY INSURANCE--0.1%
  Aspen Insurance Holdings Ltd. (Bermuda) ........      2,700         66,204
                                                                 -----------
REINSURANCE--0.3%
  PartnerRe Ltd. (Bermuda) .......................      2,900        179,626
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $205,448) ................................        245,830
                                                                 -----------
TOTAL LONG TERM INVESTMENTS--94.5%
  (Identified cost $49,419,342) .............................     64,045,809
                                                                 -----------
SHORT-TERM INVESTMENTS--4.9%
MONEY MARKET MUTUAL FUNDS--4.9%
  SSgA Money Market Fund (1.83% seven day
    effective yield) .............................  3,305,768      3,305,768
                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $3,305,768) ..............................      3,305,768
                                                                 -----------
TOTAL INVESTMENTS--99.4%
  (Identified cost $52,725,110) .............................     67,351,577(a)
  Other assets and liabilities, net--0.6% ...................        433,368
                                                                 -----------
NET ASSETS--100.0% ..........................................    $67,784,945
                                                                 ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $15,649,231 and gross depreciation of $1,036,098 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $52,738,444.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $52,725,110) ...............................................    $67,351,577
Receivables
  Investment securities sold ...............................................................................        532,454
  Dividends and interest ...................................................................................         57,459
  Fund shares sold .........................................................................................         27,912
Prepaid expenses ...........................................................................................          1,069
                                                                                                                -----------
    Total assets ...........................................................................................     67,970,471
                                                                                                                -----------
LIABILITIES
Payables
  Fund shares repurchased ..................................................................................         71,438
  Investment advisory fee ..................................................................................         50,370
  Professional fee .........................................................................................         29,232
  Printing fee .............................................................................................         15,374
  Financial agent fee ......................................................................................          5,834
  Administration fee .......................................................................................          4,486
  Trustees' fee ............................................................................................            147
Accrued expenses ...........................................................................................          8,645
                                                                                                                -----------
    Total liabilities ......................................................................................        185,526
                                                                                                                -----------
NET ASSETS .................................................................................................    $67,784,945
                                                                                                                ===========
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .........................................................    $52,913,895
  Accumulated net realized gain ............................................................................        244,583
  Net unrealized appreciation ..............................................................................     14,626,467
                                                                                                                -----------
NET ASSETS .................................................................................................    $67,784,945
                                                                                                                ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...........................      4,050,332
                                                                                                                ===========
Net asset value and offering price per share ...............................................................         $16.74
                                                                                                                     ======


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ................................................................................................    $   587,713
  Interest .................................................................................................         25,625
                                                                                                                -----------
    Total investment income ................................................................................        613,338
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..................................................................................        593,840
  Financial agent fee ......................................................................................         65,055
  Administration ...........................................................................................         45,245
  Printing .................................................................................................         32,871
  Professional .............................................................................................         29,087
  Custodian ................................................................................................         22,349
  Trustees .................................................................................................          9,466
  Miscellaneous ............................................................................................         11,752
                                                                                                                -----------
    Total expenses .........................................................................................        809,665
    Less expenses reimbursed by investment adviser .........................................................        (74,435)
                                                                                                                -----------
    Net expenses ...........................................................................................        735,230
                                                                                                                -----------
NET INVESTMENT LOSS ........................................................................................       (121,892)
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .........................................................................      5,484,051
  Net change in unrealized appreciation (depreciation) on investments ......................................      6,886,490
                                                                                                                -----------
NET GAIN ON INVESTMENTS ....................................................................................     12,370,541
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................    $12,248,649
                                                                                                                ===========

                        See Notes to Financial Statements

                PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                 -----------   ------------
FROM OPERATIONS
  Net investment income (loss) ............................................................      $  (121,892)  $     52,051
  Net realized gain (loss) ................................................................        5,484,051        766,686
  Net change in unrealized appreciation (depreciation) ....................................        6,886,490     13,073,600
                                                                                                 -----------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............................       12,248,649     13,892,337
                                                                                                 -----------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized short-term gains ...........................................................       (1,595,186)      (687,128)
  Net realized long-term gains ............................................................       (3,840,864)       (98,214)
                                                                                                 -----------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ...............................       (5,436,050)      (785,342)
                                                                                                 -----------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,772,826 and 1,359,822 shares, respectively) ............       27,781,112     16,087,799
  Net asset value of shares issued from reinvestment of distributions
    (326,062 and 57,317 shares, respectively) .............................................        5,436,050        785,342
  Cost of shares repurchased (1,334,116 and 1,270,197 shares, respectively) ...............      (21,001,134)   (14,191,683)
                                                                                                 -----------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS ...............................       12,216,028      2,681,458
                                                                                                 -----------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS ...................................................       19,028,627     15,788,453
NET ASSETS
  Beginning of period .....................................................................       48,756,318     32,967,865
                                                                                                 -----------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $0 AND $6,918, RESPECTIVELY) .......................................................      $67,784,945   $ 48,756,318
                                                                                                 ===========   ============

FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                               YEAR ENDED DECEMBER 31,         FROM INCEPTION
                                                                      --------------------------------------     11/20/00 TO
                                                                       2004       2003       2002       2001       12/31/00
                                                                      ------     ------     ------     ------  --------------
Net asset value, beginning of period ...........................      $14.84     $10.50     $12.08     $10.62       $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) .................................       (0.03)(3)   0.02 (3)   0.06       0.07         0.03
  Net realized and unrealized gain .............................        3.39       4.57      (1.09)      1.59         0.62
                                                                      ------     ------     ------     ------       ------
    TOTAL FROM INVESTMENT OPERATIONS ...........................        3.36       4.59      (1.03)      1.66         0.65
                                                                      ------     ------     ------     ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................          --         --      (0.06)     (0.07)       (0.03)
  Distributions from net realized gains ........................       (1.46)     (0.25)     (0.49)     (0.13)          --
                                                                      ------     ------     ------     ------       ------
    TOTAL DISTRIBUTIONS ........................................       (1.46)     (0.25)     (0.55)     (0.20)       (0.03)
                                                                      ------     ------     ------     ------       ------
CHANGE IN NET ASSET VALUE ......................................        1.90       4.34      (1.58)      1.46         0.62
                                                                      ------     ------     ------     ------       ------
NET ASSET VALUE, END OF PERIOD .................................      $16.74     $14.84     $10.50     $12.08       $10.62
                                                                      ======     ======     ======     ======       ======
Total return ...................................................       22.67%     43.86%     (8.54)%    15.76%        6.44%(2)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ........................     $67,785    $48,756    $32,968    $17,232       $2,692
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses .......................................        1.30%      1.30%      1.29%      1.20%        1.20%(1)
  Gross operating expenses .....................................        1.43%      1.52%      1.64%      2.33%       13.52%(1)
  Net investment income (loss) .................................       (0.22)%     0.14%      0.86%      1.12%        2.71%(1)
Portfolio turnover .............................................          44%        36%        40%        18%           1%(2)

(1) Annualized.
(2) Not annualized.
(3) Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-SENECA MID-CAP GROWTH SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is capital appreciation. Mid-cap stocks are more volative and may be less liquid than large-cap stocks. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 6.72%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the Russell MidCap(R) Growth Index, the series' style-specific benchmark, returned 15.48%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: Stocks moved fitfully higher in 2004. The recovery was powered by the smallest companies and, remarkably, by companies without current profits. During the year's first three quarters, the historical connection between stock prices and corporate profits remained severed. Fundamentally driven investors, who depend on the historically reliable relationship between earnings and stock prices, generally underperformed, producing positive but below market returns.

     With Federal Reserve monetary policy reverting to "neutral," the long-standing correlation between earnings and stock prices finally began its return. Investors once again began to reward earnings growth and positive earnings surprise. By year's end, the equity market at long last, appeared to be normalizing.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: Seneca's investment process strives to exploit the historically close relationship between stock prices and company earnings, but for most of 2004, that relationship remained weak. As a result, our portfolio did not keep pace with its benchmark last year. We strongly believe, however, that it is no coincidence that our portfolio's performance improved markedly in the final quarter of 2004, as signs that the earnings and price correlation had largely reestablished itself became apparent. While the correlation has not reached historical norms of 90%, recent data suggests that it is nearly 70%, up from the zero correlation observed over the last couple of years.

     The biggest contribution to the series' relative performance in 2004 came from our materials holdings. For example, Lyondell Chemical benefited from robust demand and pricing for chemicals, as well as its strategic acquisition of Millenium Chemicals.

     Financial stocks also contributed to relative performance. Chicago Mercantile Corp. led the group, benefiting from the huge upsurge in futures trading. We sold the stock at the end of the year on valuation. Our timely sale of New York Community Bancorp also helped performance.

     Consumer discretionary stocks were the biggest detractors to relative performance. While our stocks had a positive return, they failed to keep up with the sector return of the series' benchmark, the Russell MidCap(R) Growth Index. The index's best performing consumer discretionary stock was Starbucks, which we owned in the portfolio earlier in the year but sold due to valuation.
Additionally, our exposure to media companies, which was weak throughout the year, also detracted from performance.

     Industrial stocks hurt performance largely due to Career Education Corp., which lost ground after an informal SEC inquiry was made formal. We sold the stock but were unable to avoid some of the downside.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: The post bubble period and the aberrant market activity it engendered may be near its end. A more normal market should unfold in 2005, one in which earnings and quality matter. We expect the new year to be positive for stocks, with returns in line with corporate earnings growth. Without much inflation to boost earnings, however, overall returns from stocks will likely be below their long-term double-digit average. "Neutral" Fed policy, low inflation and moderate earnings growth are conditions for neither an exuberant bull nor a punishing bear market in stocks.

                                                                    JANUARY 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.
For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                     FROM
                                                                   INCEPTION
                                                                   3/2/98 TO
                                            1 YEAR      5 YEARS    12/31/04
----------------------------------------------------------------------------
  Mid-Cap Growth Series                       6.72%     (4.63)%       5.03%
----------------------------------------------------------------------------
  S&P 500(R) Index                           10.86%     (2.31)%       3.70%
----------------------------------------------------------------------------
  Russell MidCap(R) Growth Index             15.48%     (3.36)%       5.06%
----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/2/98 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

                         Mid-Cap            S&P 500(R)       Russell MidCap(R)
                      Growth Series           Index            Growth Index
                      -------------         ----------       -------------------

3/2/98                   $10,000             $10,000              $10,000
12/31/98                  12,175              11,895               10,988
12/31/99                  17,729              14,409               16,624
12/29/00                  20,166              13,086               14,671
12/31/01                  15,068              11,532               11,714
12/31/02                  10,171               8,983                8,504
12/31/03                  13,104              11,562               12,136
12/31/04                  13,984(2)           12,818(3)            14,015(1)

For information regarding the indexes, see the glossary on page 4.

(1) Represents the ending value for Russell MidCap(R) Growth Index.

(2) Represents the ending value for Mid-Cap Growth Series.

(3) Represents the ending value for S&P 500(R) Index.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Consumer Discretionary       30%
Information Technology       27
Health Care                  16
Materials                     8
Industrials                   6
Telecommunication Services    3
Consumer Staples              3
Other                         7

  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Seneca Mid-Cap Growth Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             SENECA MID-CAP GROWTH SERIES               JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             ----------------------------               -------------     -----------------     -------------
             Actual                                         $1,000.00           $1,075.50             $6.00

             Hypothetical (5% return before expenses)        1,000.00            1,019.28              5.85

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.15%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 6.72%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,067.20.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(c)

 1. Kinetic Concepts, Inc.                                             4.7%
 2. VeriSign, Inc.                                                     3.5%
 3. Juniper Networks, Inc.                                             3.4%
 4. Coach, Inc.                                                        3.4%
 5. Chico's FAS, Inc.                                                  3.4%
 6. L-3 Communications Holdings, Inc.                                  3.3%
 7. Global Payments, Inc.                                              3.3%
 8. Williams-Sonoma, Inc.                                              3.3%
 9. Station Casinos, Inc.                                              3.1%
10. Caremark Rx, Inc.                                                  3.1%
--------------------------------------------------------------------------------


                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                       SHARES      VALUE
                                                       ------   -----------

DOMESTIC COMMON STOCKS--98.1%
AEROSPACE & DEFENSE--3.3%
  L-3 Communications Holdings, Inc. ..............     28,260   $ 2,069,763
                                                                -----------
APPAREL RETAIL--3.4%
  Chico's FAS, Inc. (b) ..........................     46,200     2,103,486
                                                                -----------
APPAREL, ACCESSORIES & LUXURY GOODS--3.4%
  Coach, Inc. (b) ................................     37,350     2,106,540
                                                                -----------
BIOTECHNOLOGY--2.6%
  Genzyme Corp. (b) ..............................     28,320     1,644,543
                                                                -----------
CASINOS & GAMING--5.7%
  International Game Technology ..................     46,440     1,596,607
  Station Casinos, Inc. ..........................     35,880     1,961,919
                                                                -----------
                                                                  3,558,526
                                                                -----------
COMMODITY CHEMICALS--3.0%
  Lyondell Chemical Co. ..........................     65,360     1,890,211
                                                                -----------
COMMUNICATIONS EQUIPMENT--5.3%
  Comverse Technology, Inc. (b) ..................     50,510     1,234,969
  Juniper Networks, Inc. (b) .....................     77,730     2,113,479
                                                                -----------
                                                                  3,348,448
                                                                -----------
COMPUTER & ELECTRONICS RETAIL--2.0%
  RadioShack Corp. ...............................     37,630     1,237,274
                                                                -----------
COMPUTER STORAGE & PERIPHERALS--2.9%
  Lexmark International, Inc. Class A (b) ........     21,730     1,847,050
                                                                -----------
DATA PROCESSING & OUTSOURCED SERVICES--6.4%
  Alliance Data Systems Corp. (b) ................     40,940     1,943,831
  Global Payments, Inc. ..........................     35,050     2,051,827
                                                                -----------
                                                                  3,995,658
                                                                -----------
ELECTRONIC MANUFACTURING SERVICES--2.4%
  Jabil Circuit, Inc. (b) ........................     59,660     1,526,103
                                                                -----------
HEALTH CARE EQUIPMENT--4.7%
  Kinetic Concepts, Inc. (b) .....................     38,300     2,922,290
                                                                -----------
HEALTH CARE FACILITIES--2.9%
  Triad Hospitals, Inc. (b) ......................     48,650     1,810,267
                                                                -----------
HEALTH CARE SERVICES--3.1%
  Caremark Rx, Inc. (b) ..........................     49,450     1,949,814
                                                                -----------
HOTELS, RESORTS & CRUISE LINES--2.6%
  Marriott International, Inc. Class A ...........     25,460     1,603,471
                                                                -----------
INTERNET SOFTWARE & SERVICES--3.5%
  VeriSign, Inc. (b) .............................     65,760     2,204,275
                                                                -----------


                                                       SHARES      VALUE
                                                       ------   -----------

MOVIES & ENTERTAINMENT--2.8%
  DreamWorks Animation SKG, Inc. Class A (b) .....     46,810   $ 1,755,843
                                                                -----------
OIL & GAS EQUIPMENT & SERVICES--1.9%
  BJ Services Co. ................................     25,270     1,176,066
                                                                -----------
PAPER PRODUCTS--2.6%
  Georgia-Pacific Corp. ..........................     43,550     1,632,254
                                                                -----------
PERSONAL PRODUCTS--2.7%
  Estee Lauder Cos., Inc. (The) Class A ..........     37,490     1,715,917
                                                                -----------
PHARMACEUTICALS--3.0%
  Sepracor, Inc. (b) .............................     31,300     1,858,281
                                                                -----------
RESTAURANTS--2.5%
  Darden Restaurants, Inc. .......................     56,820     1,576,187
                                                                -----------
SEMICONDUCTOR EQUIPMENT--2.0%
  KLA-Tencor Corp. (b) ...........................     26,530     1,235,767
                                                                -----------
SEMICONDUCTORS--2.1%
  Microchip Technology, Inc. .....................     49,290     1,314,071
                                                                -----------
SPECIALTY CHEMICALS--2.7%
  Rohm & Haas Co. ................................     38,430     1,699,759
                                                                -----------
SPECIALTY STORES--7.6%
  Bed Bath & Beyond, Inc. (b) ....................     27,930     1,112,452
  Staples, Inc. ..................................     47,840     1,612,686
  Williams-Sonoma, Inc. (b) ......................     58,190     2,038,978
                                                                -----------
                                                                  4,764,116
                                                                -----------
SYSTEMS SOFTWARE--2.7%
  Adobe Systems, Inc. ............................     27,180     1,705,273
                                                                -----------
THRIFTS & MORTGAGE FINANCE--2.6%
  MGIC Investment Corp. ..........................     23,240     1,601,468
                                                                -----------
TRADING COMPANIES & DISTRIBUTORS--2.8%
  Grainger (W.W.), Inc. ..........................     26,500     1,765,430
                                                                -----------
WIRELESS TELECOMMUNICATION SERVICES--2.9%
  Nextel Partners, Inc. Class A (b) ..............     94,050     1,837,737
                                                                -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $51,536,618) .............................    61,455,888
                                                                -----------
TOTAL LONG TERM INVESTMENTS--98.1%
  (Identified cost $51,536,618) .............................    61,455,888
                                                                -----------

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES


                                           STANDARD
                                           & POOR'S     PAR
                                            RATING     VALUE
                                         (UNAUDITED)   (000)       VALUE
                                          ---------    ------   -----------

SHORT-TERM INVESTMENTS--2.1%
COMMERCIAL PAPER--2.1%
  Govco, Inc. 2.17%, 1/3/05 ............     A-1+      $1,325   $ 1,324,840
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $1,324,840) ..............................     1,324,840
                                                                -----------
TOTAL INVESTMENTS--100.2%
  (Identified cost $52,861,458) .............................    62,780,728(a)
  Other assets and liabilities, net--(0.2)% .................      (100,021)
                                                                -----------
NET ASSETS--100.0% ..........................................   $62,680,707
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,404,801 and gross depreciation of $485,531 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $52,861,458.
(b) Non-income producing.
(c) Table excludes short-term investments.

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $52,861,458) ...............................................   $ 62,780,728
Cash .......................................................................................................          4,475
Receivables
  Fund shares sold .........................................................................................         37,589
  Dividends ................................................................................................         10,098
Prepaid expenses ...........................................................................................          1,100
                                                                                                               ------------
    Total assets ...........................................................................................     62,833,990
                                                                                                               ------------
LIABILITIES
Payables
  Fund shares repurchased ..................................................................................         48,140
  Investment advisory fee ..................................................................................         37,647
  Professional fee .........................................................................................         26,515
  Printing fee .............................................................................................         21,438
  Financial agent fee ......................................................................................          5,642
  Administration fee .......................................................................................          4,214
  Trustees' fee ............................................................................................            147
Accrued expenses ...........................................................................................          9,540
                                                                                                               ------------
    Total liabilities ......................................................................................        153,283
                                                                                                               ------------
NET ASSETS .................................................................................................   $ 62,680,707
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .........................................................   $ 88,331,844
  Accumulated net realized loss ............................................................................    (35,570,407)
  Net unrealized appreciation ..............................................................................      9,919,270
                                                                                                               ------------
NET ASSETS .................................................................................................   $ 62,680,707
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ...........................      5,050,665
                                                                                                               ============
Net asset value and offering price per share ...............................................................         $12.41
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ................................................................................................     $  330,197
  Interest .................................................................................................         35,910
                                                                                                                 ----------
    Total investment income ................................................................................        366,107
                                                                                                                 ----------
EXPENSES
  Investment advisory fee ..................................................................................        470,216
  Financial agent fee ......................................................................................         66,278
  Administration ...........................................................................................         47,022
  Printing .................................................................................................         43,121
  Professional .............................................................................................         30,991
  Custodian ................................................................................................         15,115
  Trustees .................................................................................................          9,467
  Miscellaneous ............................................................................................         12,193
                                                                                                                 ----------
    Total expenses .........................................................................................        694,403
    Less expenses reimbursed by investment adviser .........................................................        (18,385)
    Custodian fees paid indirectly .........................................................................            (82)
                                                                                                                 ----------
    Net expenses ...........................................................................................        675,936
                                                                                                                 ----------
NET INVESTMENT LOSS ........................................................................................       (309,829)
                                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .........................................................................        832,642
  Net change in unrealized appreciation (depreciation) on investments ......................................      3,484,493
                                                                                                                 ----------
NET GAIN ON INVESTMENTS ....................................................................................      4,317,135
                                                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................................     $4,007,306
                                                                                                                 ==========

                        See Notes to Financial Statements

                      PHOENIX-SENECA MID-CAP GROWTH SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED      YEAR ENDED
                                                                                                  12/31/04        12/31/03
                                                                                                ------------   ------------
FROM OPERATIONS
  Net investment income (loss) ..........................................................       $   (309,829)  $   (362,367)
  Net realized gain (loss) ..............................................................            832,642      2,988,734
  Net change in unrealized appreciation (depreciation) ..................................          3,484,493     10,921,098
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................          4,007,306     13,547,465
                                                                                                ------------   ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (1,240,386 and 1,274,710 shares, respectively) ..........         13,920,380     13,252,422
  Cost of shares repurchased (1,460,674 and 1,338,149 shares, respectively) .............        (16,541,073)   (13,655,142)
                                                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................         (2,620,693)      (402,720)
                                                                                                ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS .................................................          1,386,613     13,144,745
NET ASSETS
  Beginning of period ...................................................................         61,294,094     48,149,349
                                                                                                ------------   ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $0 AND $0, RESPECTIVELY) .........................................................       $ 62,680,707   $ 61,294,094
                                                                                                ============   ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                       YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------
                                                                              2004      2003       2002       2001       2000
                                                                             ------    ------     ------     ------     ------
Net asset value, beginning of period .................................       $11.63    $ 9.03     $13.37     $17.90     $17.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1) ....................................        (0.06)    (0.07)     (0.07)     (0.08)     (0.06)
  Net realized and unrealized gain (loss) ............................         0.84      2.67      (4.27)     (4.45)      2.51
                                                                             ------    ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS .................................         0.78      2.60      (4.34)     (4.53)      2.45
                                                                             ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
  Distributions from net realized gains ..............................           --        --         --         --      (1.83)
                                                                             ------    ------     ------     ------     ------
    TOTAL DISTRIBUTIONS ..............................................           --        --         --         --      (1.83)
                                                                             ------    ------     ------     ------     ------
CHANGE IN NET ASSET VALUE ............................................         0.78      2.60      (4.34)     (4.53)      0.62
                                                                             ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD .......................................       $12.41    $11.63     $ 9.03     $13.37     $17.90
                                                                             ======    ======     ======     ======     ======
Total return .........................................................         6.72%    28.83%    (32.50)%   (25.28)%    13.75%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) ..............................      $62,681   $61,294    $48,149    $68,895    $71,015
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses .............................................         1.15%     1.15%      1.11%      1.05%      1.05%
  Gross operating expenses ...........................................         1.18%     1.16%      1.14%      1.10%      1.19%
  Net investment income (loss) .......................................        (0.53)%   (0.67)%    (0.62)%    (0.52)%    (0.28)%
Portfolio turnover ...................................................          175%      174%       128%       137%        97%

(1) Computed using average shares outstanding.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES


A DISCUSSION WITH THE SERIES' PORTFOLIO MANAGEMENT TEAM


Q: WHAT IS THE PHOENIX-SENECA STRATEGIC THEME SERIES' INVESTMENT OBJECTIVE?

A: The investment objective of the series is long-term capital appreciation. Small-cap investing includes the risks of greater price volatility, less liquidity and increased competitive threat. There is no guarantee the series will achieve its objective.

Q: HOW DID THE SERIES PERFORM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004?

A: For the reporting period, the series returned 5.44%. For the same period, the S&P 500(R) Index, a broadbased equity index, returned 10.86%, and the Russell 1000(R) Growth Index, the series' style-specific benchmark, returned 6.30%. All performance figures assume reinvestment of distributions. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Q: HOW WOULD YOU CHARACTERIZE THE EQUITY MARKET ENVIRONMENT DURING THE SERIES' FISCAL YEAR?

A: Stocks moved fitfully higher in 2004. The recovery was powered by the smallest companies and, remarkably, by companies without current profits. During the year's first three quarters, the historical connection between stock prices and corporate profits remained severed. Fundamentally driven investors, who depend on the historically reliable relationship between earnings and stock prices, generally underperformed, producing positive but below market returns.

     With Federal Reserve monetary policy reverting to "neutral," the long-standing correlation between earnings and stock prices finally began its return. Investors once again began to reward earnings growth and positive earnings surprise. By year's end, the equity market at long last, appeared to be normalizing.

Q: WHAT FACTORS AFFECTED THE SERIES' PERFORMANCE DURING THIS PERIOD?

A: We strongly believe that it is no coincidence that portfolio performance improved markedly in the fourth quarter of 2004, as signs that the earnings and price correlation had largely reestablished itself became apparent. While the correlation has not reached historical norms of 90%, recent data suggests that it is nearly 70%, up from the zero correlation observed over the last couple of years.

     The biggest contributors to the portfolio's relative performance in 2004 were consumer staples stocks, led by Costco Corp. Since it was added to the portfolio in the first quarter of 2004, the stock has consistently exceeded earnings and revenue expectations. Our timely sale of Wal-Mart, which was weak in the latter half of the year, also contributed to performance.

     Stock selection and a slightly higher allocation to industrial stocks also helped relative performance. Our holdings, FedEx and L-3 Communications, led the way within this sector. FedEx continues to take market share from its chief rival, UPS, and is benefiting from strong international expansion. L-3 Communications occupies a position in one of the fastest growing areas of the defense technology industry and is leveraging the tailwind of an expanding U.S. defense budget.

     Consumer discretionary stocks were the biggest detractors from relative performance in 2004. While our stocks were up for the period, the portfolio was underweight that strong performing sector relative to its benchmark, the Russell 1000(R) Growth Index. Viacom and Darden Restaurants were among our top ten detractors, despite no serious fundamental problems at either company.

     Health care stocks also detracted from relative performance, largely due to Merck and Pfizer. Merck lost 27% of its market cap after announcing the withdrawal of one of its biggest revenue generators, arthritis drug Vioxx. No pharmaceutical company has ever voluntarily recalled a drug of this size, and it impacted the portfolio. We sold both Merck and Pfizer -- Merck, due to the potentially huge litigation risk, and Pfizer, because of its exposure to a similar arthritis drug.

Q: WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A: The post bubble period and the aberrant market activity it engendered may be near its end. A more normal market should unfold in 2005, one in which earnings and quality matter. We expect the new year to be positive for stocks, with returns in line with corporate earnings growth. Without much inflation to boost earnings, however, overall returns from stocks will likely be below their long-term double-digit average. "Neutral" Fed policy, low inflation and moderate earnings growth are conditions for neither an exuberant bull nor a punishing bear market in stocks.

                                                                    JANUARY 2005


THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. ANY SUCH OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND SHOULD NOT BE RELIED ON AS INVESTMENT ADVICE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

For definitions of indexes cited and certain investment terms used in this report, see the glossary on page 4.

                      PHOENIX-SENECA STRATEGIC THEME SERIES


  ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

                                                                      FROM
                                                                    INCEPTION
                                                                   1/29/96 TO
                                             1 YEAR      5 YEAR     12/31/04
-----------------------------------------------------------------------------
  Strategic Theme Series                      5.44%      (9.55)%      6.50%
-----------------------------------------------------------------------------
  S&P 500(R) Index                           10.86%      (2.31)%      9.49%
-----------------------------------------------------------------------------
  Russell 1000(R) Growth Index                6.30%      (9.29)%      6.79%
-----------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 1/29/96 (inception of the fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000                                           PERIODS ENDING 12/31

               Strategic          S&P 500(R)      Russell 1000(R)
              Theme Series          Index          Growth Index
              ------------        ----------      ---------------

1/29/96          $10,000           $10,000             $10,000
12/31/96          11,033            12,144              12,150
12/31/97          12,927            16,197              15,855
12/31/98          18,704            20,855              21,991
12/31/99          28,987            25,263              29,284
12/29/00          25,665            22,942              22,717
12/31/01          18,644            20,218              18,078
12/31/02          12,123            15,750              13,037
12/31/03          16,640            20,272              16,915
12/31/04          17,544            22,473              17,981

For information regarding the indexes, see the glossary on page 4.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

SECTOR WEIGHTINGS                                                       12/31/04

As a percentage of total investments

Information Technology     36%
Industrials                18
Consumer Discretionary     18
Health Care                10
Industrials                 7
Consumer Staples            6
Materials                   3
Other                       2

  RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S
      SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE VISIT PHOENIXWM.COM FOR PERFORMANCE DATA CURRENT TO MOST
                               RECENT MONTH-END.

                      PHOENIX-SENECA STRATEGIC THEME SERIES


ABOUT YOUR SERIES EXPENSES

   We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Seneca Strategic Theme Series, you incur ongoing costs including investment advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES

   The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   The series' expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. The second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.


                                                          BEGINNING            ENDING           EXPENSES PAID
                                                        ACCOUNT VALUE       ACCOUNT VALUE          DURING
             SENECA STRATEGIC THEME SERIES              JUNE 30, 2004     DECEMBER 31, 2004        PERIOD*
             -----------------------------              -------------     -----------------     -------------
             Actual                                         $1,000.00           $1,064.80             $5.75

             Hypothetical (5% return before expenses)        1,000.00            1,019.50              5.64

*EXPENSES  ARE EQUAL TO THE SERIES'  ANNUALIZED  EXPENSE  RATIO OF 1.11%,  WHICH
 INCLUDES WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 366 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE SERIES' RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE SERIES' ACTUAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2004. THE ACTUAL RETURN AT NAV FOR THE FISCAL YEAR ENDED WAS 5.44%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ENDING ACCOUNT VALUE AT DECEMBER 31, 2004 OF $1,054.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE SERIES' EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS, PLEASE REFER TO THE PROSPECTUS.

                      PHOENIX-SENECA STRATEGIC THEME SERIES


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT DECEMBER 31, 2004 (AS A PERCENTAGE OF NET ASSETS)(d)
--------------------------------------------------------------------------------
 1. Caremark Rx, Inc.                                                    4.1%
 2. Viacom, Inc. Class B                                                 4.0%
 3. VeriSign, Inc.                                                       4.0%
 4. Carnival Corp. Class A                                               3.9%
 5. Coach, Inc.                                                          3.9%
 6. Intel Corp.                                                          3.8%
 7. United Technologies Corp.                                            3.7%
 8. QUALCOMM, Inc.                                                       3.7%
 9. J.P. Morgan Chase & Co.                                              3.6%
10. Juniper Networks, Inc.                                               3.6%
--------------------------------------------------------------------------------

                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2004


                                                       SHARES      VALUE
                                                       ------   -----------

DOMESTIC COMMON STOCKS--91.4%
AEROSPACE & DEFENSE--6.7%
  L-3 Communications Holdings, Inc. ..............     31,250   $ 2,288,750
  United Technologies Corp. ......................     27,200     2,811,120
                                                                -----------
                                                                  5,099,870
                                                                -----------
AIR FREIGHT & COURIERS--3.2%
  FedEx Corp. ....................................     24,490     2,412,020
                                                                -----------
APPAREL RETAIL--3.1%
  Chico's FAS, Inc. (b) ..........................     52,300     2,381,219
                                                                -----------
APPAREL, ACCESSORIES & LUXURY GOODS--3.9%
  Coach, Inc. (b) ................................     52,400     2,955,360
                                                                -----------
BIOTECHNOLOGY--3.3%
  Amgen, Inc. (b) ................................     39,000     2,501,850
                                                                -----------
COMMUNICATIONS EQUIPMENT--7.3%
  Juniper Networks, Inc. (b) .....................    101,700     2,765,223
  QUALCOMM, Inc. .................................     65,900     2,794,160
                                                                -----------
                                                                  5,559,383
                                                                -----------
COMPUTER HARDWARE--6.8%
  Dell, Inc. (b) .................................     58,700     2,473,618
  International Business Machines Corp. ..........     27,000     2,661,660
                                                                -----------
                                                                  5,135,278
                                                                -----------
COMPUTER STORAGE & PERIPHERALS--3.3%
  EMC Corp. (b) ..................................    170,300     2,532,361
                                                                -----------
DATA PROCESSING & OUTSOURCED SERVICES--2.1%
  Alliance Data Systems Corp. (b) ................     33,820     1,605,774
                                                                -----------
DEPARTMENT STORES--3.0%
  Penney (J.C.) Co., Inc. ........................     55,820     2,310,948
                                                                -----------
HEALTH CARE SERVICES--4.1%
  Caremark Rx, Inc. (b) ..........................     79,800     3,146,514
                                                                -----------
HOTELS, RESORTS & CRUISE LINES--3.9%
  Carnival Corp. Class A .........................     51,350     2,959,301
                                                                -----------
HYPERMARKETS & SUPER CENTERS--3.0%
  Costco Wholesale Corp. .........................     46,700     2,260,747
                                                                -----------
INDUSTRIAL CONGLOMERATES--5.1%
  3M Co. .........................................     28,200     2,314,374
  General Electric Co. ...........................     42,200     1,540,300
                                                                -----------
                                                                  3,854,674
                                                                -----------
INTERNET SOFTWARE & SERVICES--4.0%
  VeriSign, Inc. (b) .............................     89,820     3,010,766
                                                                -----------


                                                       SHARES      VALUE
                                                       ------   -----------

MANAGED HEALTH CARE--2.8%
  UnitedHealth Group, Inc. .......................     24,600   $ 2,165,538
                                                                -----------
MOVIES & ENTERTAINMENT--4.0%
  Viacom, Inc. Class B ...........................     83,100     3,024,009
                                                                -----------
OTHER DIVERSIFIED FINANCIAL SERVICES--3.6%
  J.P. Morgan Chase & Co. ........................     71,000     2,769,710
                                                                -----------
PAPER PRODUCTS--3.4%
  Georgia-Pacific Corp. ..........................     67,940     2,546,391
                                                                -----------
PERSONAL PRODUCTS--3.1%
  Estee Lauder Cos., Inc. (The) Class A ..........     51,590     2,361,274
                                                                -----------
SEMICONDUCTOR EQUIPMENT--2.0%
  Applied Materials, Inc. (b) ....................     88,370     1,511,127
                                                                -----------
SEMICONDUCTORS--3.8%
  Intel Corp. ....................................    122,970     2,876,268
                                                                -----------
SYSTEMS SOFTWARE--3.0%
  Adobe Systems, Inc. ............................     36,610     2,296,911
                                                                -----------
THRIFTS & MORTGAGE FINANCE--2.9%
  MGIC Investment Corp. ..........................     31,870     2,196,162
                                                                -----------
TOTAL DOMESTIC COMMON STOCKS
  (Identified cost $61,325,095) .............................    69,473,455
                                                                -----------
FOREIGN  COMMON STOCKS(c)--6.8%
COMMUNICATIONS EQUIPMENT--3.4%
  Telefonaktiebolaget LM Ericsson ADR (Sweden) (b)     81,780     2,575,252
                                                                -----------
INDUSTRIAL CONGLOMERATES--3.4%
  Tyco International Ltd. (United States) ........     72,400     2,587,576
                                                                -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $4,713,609) ..............................     5,162,828
                                                                -----------
TOTAL LONG TERM INVESTMENTS--98.2%
  (Identified cost $66,038,704) .............................    74,636,283
                                                                -----------

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES


                                            STANDARD
                                            & POOR'S    PAR
                                             RATING    VALUE
                                          (UNAUDITED)  (000)       VALUE
                                           ---------   ------   -----------

SHORT-TERM INVESTMENTS--2.9%
COMMERCIAL PAPER--2.9%
  UBS Finance Delaware LLC 2.20%, 1/3/05 ..   A-1+     $2,245   $ 2,244,726
                                                                -----------
TOTAL SHORT-TERM INVESTMENTS
  (Identified cost $2,244,726) ..............................     2,244,726
                                                                -----------
TOTAL INVESTMENTS--101.1%
  (Identified cost $68,283,430) .............................    76,881,009(a)
  Other assets and liabilities, net--(1.1)% .................      (841,602)
                                                                -----------
NET ASSETS--100.0% ..........................................   $76,039,407
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $10,117,018 and gross depreciation of $1,519,439 for federal income tax purposes. At December 31, 2004, the aggregate cost of securities for federal income tax purposes was $68,283,430.
(b) Non-income producing.
(c) Foreign Common Stocks are determined based on the country in which the security is issued. The country of risk, noted parenthetically, is determined based on criteria described in Note 2N "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excudes short-term investments.

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS
Investment securities at value (identified cost $68,283,430) ...........................................       $ 76,881,009
Cash ...................................................................................................                377
Receivables
  Dividends ............................................................................................             28,721
  Fund shares sold .....................................................................................             25,894
Prepaid expenses .......................................................................................              1,512
                                                                                                               ------------
    Total assets .......................................................................................         76,937,513
                                                                                                               ------------
LIABILITIES
Payables
  Investment securities purchased ......................................................................            717,275
  Fund shares repurchased ..............................................................................             59,102
  Investment advisory fee ..............................................................................             48,500
  Financial agent fee ..................................................................................              6,463
  Administration fee ...................................................................................              5,173
Accrued expenses .......................................................................................             61,593
                                                                                                               ------------
    Total liabilities ..................................................................................            898,106
                                                                                                               ------------
NET ASSETS .............................................................................................       $ 76,039,407
                                                                                                               ============
NET ASSETS CONSIST OF:
  Capital paid in on shares of beneficial interest .....................................................       $159,595,646
  Accumulated net realized loss ........................................................................        (92,153,818)
  Net unrealized appreciation ..........................................................................          8,597,579
                                                                                                               ------------
NET ASSETS .............................................................................................       $ 76,039,407
                                                                                                               ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .......................          7,364,288
                                                                                                               ============
Net asset value and offering price per share ...........................................................             $10.33
                                                                                                                     ======



STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends ............................................................................................        $   651,877
  Interest .............................................................................................             39,144
                                                                                                                -----------
    Total investment income ............................................................................            691,021
                                                                                                                -----------
EXPENSES
  Investment advisory fee ..............................................................................            594,791
  Financial agent fee ..................................................................................             79,360
  Administration .......................................................................................             63,444
  Printing .............................................................................................             50,240
  Professional .........................................................................................             30,861
  Custodian ............................................................................................             18,086
  Trustees .............................................................................................              9,466
  Miscellaneous ........................................................................................             13,007
                                                                                                                -----------
    Total expenses .....................................................................................            859,255
    Custodian fees paid indirectly .....................................................................               (226)
                                                                                                                -----------
    Net expenses .......................................................................................            859,029
                                                                                                                -----------
NET INVESTMENT LOSS ....................................................................................           (168,008)
                                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments .....................................................................          8,646,572
  Net change in unrealized appreciation (depreciation) on investments ..................................         (4,943,720)
                                                                                                                -----------
NET GAIN ON INVESTMENTS ................................................................................          3,702,852
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................        $ 3,534,844
                                                                                                                ===========

                        See Notes to Financial Statements

                      PHOENIX-SENECA STRATEGIC THEME SERIES



STATEMENT OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED      YEAR ENDED
                                                                                                 12/31/04        12/31/03
                                                                                               ------------    ------------
FROM OPERATIONS
  Net investment income (loss) ..........................................................      $   (168,008)   $   (227,324)
  Net realized gain (loss) ..............................................................         8,646,572       2,771,391
  Net change in unrealized appreciation (depreciation) ..................................        (4,943,720)     22,097,657
                                                                                               ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................         3,534,844      24,641,724
                                                                                               ------------    ------------
FROM SHARE TRANSACTIONS
  Proceeds from sales of shares (920,107 and 1,510,838 shares, respectively) ............         8,849,818      12,676,869
  Cost of shares repurchased (2,614,477 and 2,468,624 shares, respectively) .............       (25,057,109)    (20,070,992)
                                                                                               ------------    ------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS .............................       (16,207,291)     (7,394,123)
                                                                                               ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS .................................................       (12,672,447)     17,247,601
NET ASSETS
  Beginning of period ...................................................................        88,711,854      71,464,253
                                                                                               ------------    ------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
    OF $0 AND $0, RESPECTIVELY) .........................................................      $ 76,039,407    $ 88,711,854
                                                                                               ============    ============


FINANCIAL HIGHLIGHTS
(SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                        YEAR ENDED DECEMBER 31,
                                                                             -------------------------------------------------
                                                                              2004      2003       2002       2001       2000
                                                                             ------    ------     ------     ------     ------
Net asset value, beginning of period ................................        $ 9.79    $ 7.13     $10.97     $15.52     $20.21
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(1) ...................................         (0.02)    (0.02)     (0.04)     (0.04)     (0.07)
  Net realized and unrealized gain (loss) ...........................          0.56      2.68      (3.80)     (4.15)     (2.20)
                                                                             ------    ------     ------     ------     ------
    TOTAL FROM INVESTMENT OPERATIONS ................................          0.54      2.66      (3.84)     (4.19)     (2.27)
                                                                             ------    ------     ------     ------     ------
LESS DISTRIBUTIONS
  Distributions from net realized gains .............................            --        --         --      (0.36)     (2.42)
                                                                             ------    ------     ------     ------     ------
    TOTAL DISTRIBUTIONS .............................................            --        --         --      (0.36)     (2.42)
                                                                             ------    ------     ------     ------     ------
CHANGE IN NET ASSET VALUE ...........................................          0.54      2.66      (3.84)     (4.55)     (4.69)
                                                                             ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD ......................................        $10.33    $ 9.79     $ 7.13     $10.97     $15.52
                                                                             ======    ======     ======     ======     ======
Total return ........................................................          5.44%    37.26%    (34.98)%   (27.36)%   (11.46)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands) .............................       $76,039   $88,712    $71,464   $140,096   $203,517
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses ................................................          1.08%     1.05%      1.00%      0.96%      0.92%
  Net investment income (loss) ......................................         (0.21)%   (0.29)%    (0.41)%    (0.30)%    (0.32)%
Portfolio turnover ..................................................           171%      101%       128%       162%       118%

(1) Computed using average shares outstanding.

                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2004

NOTE 1--ORGANIZATION

    The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is organized with series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts C and D, and Home Life Separate Account B.

    The Fund is comprised of 26 series (each a "series") each having a distinct investment objective as outlined below:


------------------------------------------------------------------------------------------------------------------------------------
  FUND NAME                                                           INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Aberdeen International Series                               High total return consistent with reasonable risk.
  ("Aberdeen International")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-AIM Growth Series ("AIM Growth")                            Long-term growth of capital and future income rather
  (Formerly Phoenix-MFS-Investors Growth Stock Series)                than current income.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alger Small-Cap Growth Series                               Long-term capital growth.
  ("Alger Small-Cap Growth")
  (Formerly Phoenix-State Street Research Small-Cap Growth)
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Alliance/Bernstein Enhanced Index Series                    High total return.
  ("Alliance/Bernstein Enhanced Index")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Duff & Phelps Real Estate Securities Series                 Capital appreciation and income with approximately equal
  ("Duff & Phelps Real Estate Securities")                            emphasis.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Capital Growth Series                              Intermediate and long-term capital appreciation with income
  ("Engemann Capital Growth")                                         as a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Growth and Income Series                           Dividend growth, current income and capital appreciation.
  ("Engemann Growth and Income")
  (Formerly Phoenix-Oakhurst Growth and Income)
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Small-Cap Growth Series                            Long-term growth of capital.
  ("Engemann Small-Cap Growth")
  (Formerly Engemann Small & Mid-Cap Growth)
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Strategic Allocation Series                        High total return over an extended period of time consistent
  ("Engemann Strategic Allocation")                                   with prudent investment risk.
  (Formerly Phoenix-Oakhurst Srategic Allocation)
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Engemann Value Equity Series                                Long-term capital appreciation with current income as a
  ("Engemann Value Equity")                                           secondary consideration.
  (Formerly Phoenix-Oakhurst Value Equity)
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Money Market Series                                 As high a level of current income as is consistent with the
  ("Goodwin Money Market")                                            preservation of capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Fixed Income Series                    Long-term total return.
  ("Goodwin Multi-Sector Fixed Income")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Goodwin Multi-Sector Short Term Bond Series                 To provide high current income while attempting to limit
  ("Goodwin Multi-Sector Short Term Bond")                            changes in the series' net asset value per share caused by interest rate changes.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Kayne Rising Dividends Series                               Long-term capital appreciation with dividend income as a
  ("Kayne Rising Dividends")                                          secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Kayne Small-Cap Quality Value Series                        Long-term capital appreciation with dividend income
  ("Kayne Small-Cap Quality Value")                                   as a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lazard International Equity Select Series                   Long-term capital appreciation.
  ("Lazard International Equity Select")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lazard Small-Cap Value Series                               Long-term capital appreciation.
  ("Lazard Small-Cap Value")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Bond-Debenture Series                           High current income and long-term capital appreciation to
  ("Lord Abbett Bond-Debenture")                                      produce a high total return.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Large-Cap Value Series                          Capital appreciation with income as a secondary
  ("Lord Abbett Large-Cap Value")                                     consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Lord Abbett Mid-Cap Value Series                            Capital appreciation.
  ("Lord Abbett Mid-Cap Value")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Northern Dow 30 Series                                      Track the total return of the Dow Jones Industrial Average(SM)
  ("Northern Dow 30")                                                 before series expenses.
------------------------------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
  FUND NAME                                                           INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Northern Nasdaq-100 Index(R) Series                         Track the total return of the NASDAQ-100 Index(R)
  ("Northern Nasdaq-100 Index(R)")                                    before series expenses.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Mid-Cap Value Series                      Long-term capital appreciation with current income as
  ("Sanford Bernstein Mid-Cap Value")                                 a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Sanford Bernstein Small-Cap Value Series                    Long-term capital appreciation by investing primarily in
  ("Sanford Bernstein Small-Cap Value")                               small-capitalization stocks that appear to be undervalued
                                                                      with current income as a secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Mid-Cap Growth Series                                Capital appreciation.
  ("Seneca Mid-Cap Growth")
------------------------------------------------------------------------------------------------------------------------------------
  Phoenix-Seneca Strategic Theme Series                               Long-term capital appreciation.
  ("Seneca Strategic Theme")
------------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.  SECURITY VALUATION

    Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

    Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities.

    As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

    Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

    Certain securities held by the Fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2004, the total value of these securities represented approximately the following percentage of net assets:

      SERIES                                           PERCENTAGE OF NET ASSETS
      ----------                                       ------------------------
      Goodwin Multi-Sector Short Term Bond ........                5.5%

    Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

    Goodwin Money Market uses the amortized cost method of security valuation absent extraordinary or unusual market conditions. In the opinion of the Trustees, this represents the fair value of the securities. The Trustees monitor the deviations between the net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. Using this method, the series attempts to maintain a constant net asset value of $10 per share.

B.  SECURITY TRANSACTIONS AND RELATED INCOME

    Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the series is notified. Interest income is recorded on the accrual basis. Each series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.  REIT INVESTMENTS

    With respect to Duff & Phelps Real Estate Securities, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actuals are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

D.  INCOME TAXES

    Each series is treated as a separate taxable entity. It is the policy of each series to comply with the requirements of the Internal Revenue Code (the "Code") and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

    Certain series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The series will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

E.  DISTRIBUTIONS TO SHAREHOLDERS

    Distributions are recorded by each series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

F.  FOREIGN CURRENCY TRANSLATION

    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The series' does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G.  FORWARD CURRENCY CONTRACTS

    Certain series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if a counterparty does not perform under the contract.

    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each series as unrealized gain or loss. When the contract is closed or offset with the same counterparty, the series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

H.  FUTURES CONTRACTS

    A futures contract is an agreement between two parties to buy and sell a security at a set price on future date. Certain series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the series as unrealized gains or losses. When the contract is closed, the series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

    At December 31, 2004, the following series had entered into futures contracts as follows:


                                                                                  VALUE OF                      NET
                                                                      NUMBER      CONTRACTS     MARKET      UNREALIZED
                                                       EXPIRATION       OF          WHEN       VALUE OF    APPRECIATION
                                                          DATE       CONTRACTS     OPENED      CONTRACTS  (DEPRECIATION)
                                                       ----------    ---------    ---------    ---------   ------------
    Northern Dow 30
      Dow Jones Industrial Average Index .........      March '05        4        $418,040     $430,720      $12,680

    Northern Nasdaq-100 Index(R)
      Nasdaq-100 Index ...........................      March '05       17         550,390      553,690        3,300


I.  EXPENSES

    Expenses incurred by the Fund with respect to any two or more series are allocated in proportion to the net assets of each series, except where allocation of direct expense to each series or an alternative allocation method can be more appropriately made.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

J.  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each series may engage in when-issued or delayed delivery transactions. Each series records when-issued and delayed delivery securities on the trade date. Each series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K.  DEBT INDEX SECURITIES

    The series invests in securities that represent an interest in a diversified portfolio (the "basket") of debt instruments (the underlying securities). Under the term of the baskets, the series has direct ownership in each underlying security equal to its pro rata interest in the basket. In the event of default of any underlying security, the notional amount on which interest is earned is reduced by the par amount of the defaulted security, and the pro rata interest of such security is distributed to the series.

    Debt index securities are comprised of a basket of credit default swaps referencing a diversified pool of high yield or emerging markets debt instruments. Certain baskets may be purchased on a funded or unfunded basis such that the series receives interest payments based upon the notional amount or par amount of the basket. In connection with these investments collateral may be set aside by the series' custodian. In the event of default of any of the underlying notional securities within the unfunded basket, the series will be required to pay the counterparty an amount equal to its pro rata share of the notional amount of the defaulted security and similarly the series will then receive its pro rata interest of the defaulted security or equivalent cash amount. In a funded transaction, in the event of default of any par securities in the funded basket, the series would be required to receive its pro rata interest of the defaulted security or equivalent cash amount.

L.  REPURCHASE AGREEMENTS

    A repurchase agreement is a transaction where a series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

M.  SWAP AGREEMENTS

    Certain series may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A series may enter into interest rate, foreign currency, total return, or credit default swaps. Interest rate and foreign currency swaps involve the exchange by the series with another party of their respective commitments to pay or receive interest or foreign currency, (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.)

    Total return swap agreements involve commitments to pay interest in exchange for a market linked index, based on the notional amount. To the extent the total return of the security or index involved in the transaction exceeds or falls short of the set interest obligation, the series will receive a payment or make a payment to the counterparty.

    Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements securities may be set aside as collateral by the series custodian. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

    Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

    As a result of a recent FASB (Financial Accounting Standards Board) Emerging Issues Task Force consensus and subsequent related SEC staff guidance, certain series have reclassified periodic payments made under high yield debt instruments, previously included within interest income, as a component of realized gain (loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the prior year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly.

    Within Goodwin Multi-Sector Fixed Income this reclassification increased net investment income and decreased net realized gains by $109,990 for the period ended December 31, 2003, but had no effect on the series net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period.

    Within Engemann Strategic Allocation this reclassification increased net investment income and decreased net realized gains by $4,649 for the period ended December 31, 2003, but had no effect on the series net asset value, either in total or per share, or on its total increase (decrease) in net assets from operations during any period.

N.  FOREIGN SECURITY COUNTRY DETERMINATION

    A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

O. CONTRACTUAL OBLIGATIONS:

    In the normal course of business the Fund enters into contracts that provide general indeminfications. The Fund's maximum exposure under these arrangements is dependent on future claims that be made against the Fund and, therefore, cannot be established; however, in management's opinion, based on experience, the risk of material loss from such claim is remote.

NOTE 3--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

    The advisors to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisors, Inc. ("PVA"), Duff & Phelps Investment Management Co. ("DPIM"), Engemann Asset Management ("EAM"). As compensation for their services to the Fund, the advisors are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate series listed below:


                                                                        RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
    SERIES                                                  ADVISOR      $250 MILLION     $250 MILLION      $500 MILLION
    --------                                                -------     --------------    -------------     -------------
    Aberdeen International ............................       PIC               0.75%            0.70%             0.65%
    AIM Growth ........................................       PVA               0.75             0.75              0.75
    Alger Small-Cap Growth ............................       PVA               0.85             0.85              0.85
    Alliance/Bernstein Enhanced Index .................       PVA               0.45             0.45              0.45
    Engemann Capital Growth ...........................       PIC               0.70             0.65              0.60
    Engemann Growth and Income ........................       EAM               0.70             0.65              0.60
    Engemann Small-Cap Growth .........................       PIC               0.90             0.90              0.90
    Engemann Strategic Allocation .....................       PIC               0.60             0.55              0.50
    Engemann Value Equity .............................       EAM               0.70             0.65              0.60
    Goodwin Money Market ..............................       PIC               0.40             0.35              0.30
    Goodwin Multi-Sector Fixed Income .................       PIC               0.50             0.45              0.40
    Goodwin Multi-Sector Short Term Bond (1) ..........       PIC               0.50             0.45              0.40
    Kayne Rising Dividends ............................       PIC               0.70             0.70              0.70
    Kayne Small-Cap Quality Value .....................       PIC               0.90             0.90              0.90
    Lazard International Equity Select ................       PVA               0.90             0.90              0.90
    Lazard Small-Cap Value ............................       PVA               0.90             0.90              0.90
    Lord Abbett Bond-Debenture ........................       PVA               0.75             0.75              0.75
    Lord Abbett Large-Cap Value .......................       PVA               0.75             0.75              0.75
    Lord Abbett Mid-Cap Value .........................       PVA               0.85             0.85              0.85
    Northern Dow 30 ...................................       PVA               0.35             0.35              0.35
    Northern Nasdaq-100 Index(R) ......................       PVA               0.35             0.35              0.35
    Sanford Bernstein Mid-Cap Value ...................       PVA               1.05             1.05              1.05
    Sanford Bernstein Small-Cap Value .................       PVA               1.05             1.05              1.05
    Seneca Mid-Cap Growth .............................       PIC               0.80             0.80              0.80
    Seneca Strategic Theme ............................       PIC               0.75             0.70              0.65


                                                                        RATE FOR FIRST    RATE FOR NEXT     RATE FOR OVER
                                                                         $1 BILLION        $1 BILLION        $2 BILLION
                                                                        --------------    -------------     -------------
    Duff & Phelps Real Estate Securities ..............       DPIM              0.75%            0.70%             0.65%

    (1) Effective June 2, 2003, the advisor voluntarily waived its entire management fee of 0.50% for Goodwin
        Multi-Sector Short Term Bond through May 31, 2004. The waiver is now terminated.

    Pursuant to a subadvisory agreement with the Fund, certain advisors delegate certain investment decisions and research functions with respect to the following series to the subadvisor indicated, for which each is paid a fee by the respective advisor.


    SERIES                                                  SUBADVISOR
    --------                                                ----------
    Aberdeen International                                  Aberdeen Asset Management Inc. ("Aberdeen")
    AIM Growth                                              A I M Capital Management, Inc. ("AIM")
    Alger Small-Cap Growth                                  Fred Alger Management, Inc. ("Alger")
    Engemann Capital Growth                                 Engemann Asset Management ("Engemann")
    Engemann Small-Cap Growth                               Engemann Asset Management ("Engemann")
    Engemann Strategic Allocation                           Engemann Asset Management ("Engemann")
    Kayne Rising Dividends                                  Kayne Anderson Rudnick Investment Management, LLC ("Kayne")
    Kayne Small-Cap Quality Value                           Kayne Anderson Rudnick Investment Management, LLC ("Kayne")
    Lazard International Equity Select                      Lazard Asset Management LLC ("Lazard")
    Lazard Small-Cap Value                                  Lazard Asset Management LLC ("Lazard")
    Lord Abbett Bond-Debenture                              Lord, Abbett & Co. LLC ("Lord Abbett")
    Lord Abbett Large-Cap Value                             Lord, Abbett & Co. LLC ("Lord Abbett")
    Lord Abbett Mid-Cap Value                               Lord, Abbett & Co. LLC ("Lord Abbett")
    Northern Dow 30                                         Northern Trust Investments, N.A. ("Northern")
    Northern Nasdaq-100 Index(R)                            Northern Trust Investments, N.A. ("Northern")
    Sanford Bernstein Mid-Cap Value                         Alliance Capital Management L.P. ("Alliance")
    Sanford Bernstein Small-Cap Value                       Alliance Capital Management L.P. ("Alliance")
    Seneca Mid-Cap Growth                                   Seneca Capital Management LLC ("Seneca")
    Seneca Strategic Theme                                  Seneca Capital Management LLC ("Seneca")

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

    PIC and PVA employ subadvisors to furnish portfolio management services to the series, subject to Investment Subadvisory Agreements, the terms of which are described below.

    PIC is an indirect wholly owned subsidiary of Phoenix Investment Partners, Ltd. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Engemann Asset Management is a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Kayne Anderson Rudnick Investment Management, LLC and Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Investment Partners, Ltd. in turn is an indirect wholly owned subsidiary of The Phoenix Companies, Inc. ("PNX").

    PIC has engaged Aberdeen as a subadvisor to Aberdeen International. Aberdeen provides the day-to-day portfolio management for this series. For implementing certain portfolio transactions and providing other services to this series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this series of 0.375% on the first $250 million, 0.350% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is an affiliate of Aberdeen Asset Management plc, of which PNX indirectly owned approximately 16%. Aberdeen Asset Management plc was sold on January 11, 2005.

    Pursuant to a subadvisory agreement between PVA and A I M, A I M is the subadvisor and furnishes portfolio management services to AIM Growth. For the services provided, PVA pays a monthly fee to A I M based on an annual percentage of the average daily net assets of this series as follows.


                                                         RATE FOR FIRST    RATE FOR NEXT   RATE FOR NEXT   RATE FOR OVER
    SERIES                                                 500 MILLION     $400 MILLION    $600 MILLION    $1.5 BILLION
    ------                                               --------------    -------------   -------------   -------------
    AIM Growth ........................................       0.400%           0.375%          0.350%          0.250%

    Pursuant to a subadvisory agreement between PVA and Alliance, Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Enhanced Index. Alliance will manage the portion of the series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these series as follows:


                                                         RATE FOR FIRST    RATE FOR NEXT   RATE FOR OVER
    SERIES                                                 $50 MILLION     $150 MILLION    $200 MILLION
    --------                                             --------------    -------------   -------------
    Alliance/Bernstein Enhanced Index .................       0.225%           0.180%          0.135%

    Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of these series as follows:

                                                RATE FOR FIRST    RATE FOR OVER
    SERIES                                        $25 MILLION      $25 MILLION
    --------                                    --------------    -------------
    Sanford Bernstein Mid-Cap Value ........         0.80%            0.60%


                                                RATE FOR FIRST    RATE FOR NEXT   RATE FOR OVER
                                                  $10 MILLION      $10 MILLION     $20 MILLION
                                                --------------    -------------   -------------
    Sanford Bernstein Small-Cap Value ......        0.9000%           0.7875%         0.6750%

    Pursuant to subadvisory agreements between PIC and Engemann with respect to Engemann Capital Growth and Engemann Small-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these series. For the services provided, PIC pays a monthly fee to Engemann for Engemann Capital Growth based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Engemann Small-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

    Pursuant to a subadvisory agreement between PIC and Kayne, Kayne is the subadvisor and furnishes portfolio management services to Kayne Rising Dividends and Kayne Small-Cap Quality Value. For the services provided, PIC pays a monthly fee to Kayne for Kayne Rising Dividends based on an annual percentage of the average daily net assets of 0.30% up to $800 million and 0.25% of such value in excess of $800 million; and for Kayne Small-Cap Quality Value based on an annual percentage of the average daily net assets of 0.50% up to $200 million and 0.45% of such value in excess of $200 million.

    Pursuant to a subadvisory agreement between PVA and Lazard, Lazard is the subadvisor and furnishes portfolio management services to Lazard International Equity Select and Lazard Small-Cap Value. For the services provided, PVA pays a monthly fee to Lazard for Lazard International Equity Select based on an annual percentage of the average daily net assets of 0.45% up to $500 million and 0.40% of such value in excess of $500 million; for Lazard Small-Cap Value based on an annual percentage of the average daily net assets of 0.55% up to $250 million, 0.50% of such value between $250 million and $500 million and 0.45% of such value in excess of $500 million.

    Pursuant to a subadvisory agreement between PVA and Lord Abbett, Lord Abbett is the subadvisor and furnishes portfolio management services to Lord Abbett Bond-Debenture, Lord Abbett Large-Cap Value and Lord Abbett Mid-Cap Value. For the services provided, PVA pays a monthly fee to Lord Abbett for Lord Abbett Bond-Debenture based on an annual percentage of

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

    average daily net assets of 0.35% up to $250 million, 0.30% of such value between $250 million and $1 billion and 0.25% of such value in excess of $1 billion; for Lord Abbett Large-Cap Value based on an annual percentage of the average daily net assets of 0.35% up to $600 million, 0.30% of such value between $600 million and $1.2 billion and 0.25% of such value in excess of $1.2 billion; and for Lord Abbett Mid-Cap Value based on an annual percentage of the average daily net assets of 0.45% up to $200 million, 0.40% of such value between $200 million and $500 million and 0.375% of such value in excess of $500 million. Lord Abbett had voluntarily agreed to waive 0.05% of the subadvisory fee for Lord Abbett Mid-Cap Value received from PVA on the first $200 million through February 8, 2004. PVA retained this difference.

    Pursuant to a subadvisory agreement between PVA and Northern, Northern is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Northern Dow 30 and Northern Nasdaq-100 Index(R). For the services provided, PVA pays a monthly fee to Northern based on an annual percentage of 0.10% of the average daily net assets of each of these series, with a minimum annual fee for each series of $100,000.

    Pursuant to a subadvisory agreement between the Fund, PIC and Seneca with respect to Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.350% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

    Pursuant to a subadvisory agreement between PVA and State Street Research, State Street Research was the subadvisor and furnished portfolio management services to Alger Small-Cap Growth. For the services provided, PVA paid a monthly fee to State Street Research based on an annual percentage of 0.45% the average daily net assets of this series.

    The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the period ended December 31, 2004, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

    The advisors will not seek to recapture any prior year's waived investment advisory fees.

                                                               MAXIMUM OPERATING
    SERIES                                                         EXPENSE
    --------                                                   -----------------
    Aberdeen International ...............................             0.40%
    AIM Growth ...........................................             0.25
    Alger Small-Cap Growth ...............................             0.15
    Alliance/Bernstein Enhanced Index ....................             0.20
    Duff & Phelps Real Estate Securities .................             0.35
    Engemann Capital Growth ..............................             0.25
    Engemann Growth and Income ...........................             0.25
    Engemann Small-Cap Growth ............................             0.35
    Engemann Strategic Allocation ........................             0.25
    Engemann Value Equity ................................             0.25
    Goodwin Money Market .................................             0.25
    Goodwin Multi-Sector Fixed Income ....................             0.25
    Goodwin Multi-Sector Short Term Bond .................             0.20
    Kayne Rising Dividends ...............................             0.15
    Kayne Small-Cap Quality Value ........................             0.15
    Lazard International Equity Select ...................             0.15
    Lazard Small-Cap Value ...............................             0.15
    Lord Abbett Bond-Debenture ...........................             0.15
    Lord Abbett Large-Cap Value ..........................             0.15
    Lord Abbett Mid-Cap Value ............................             0.15
    Northern Dow 30 ......................................             0.25
    Northern Nasdaq-100 Index(R) .........................             0.25
    Sanford Bernstein Mid-Cap Value ......................             0.25
    Sanford Bernstein Small-Cap Value ....................             0.25
    Seneca Mid-Cap Growth ................................             0.35
    Seneca Strategic Theme ...............................             0.35

    As Financial Agent to the Fund and to each series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PNX, receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO) plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The fee schedule of PFPC Inc. ranges from 0.065% to 0.03% of the average daily net asset values of each series. Certain minimum fees may apply. For the period ended December 31, 2004, the Fund paid PEPCO financial agent fees totaling $2,610,251.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

    Pursuant to an Administration Agreement, Phoenix Life Insurance Company ("PLIC"), a wholly-owned subsidiary of PNX, receives a service fee at the annual rate of 0.08% of the average daily net assets of each series for providing certain stock transfer and accounting services for each series. For the period ended December 31, 2004, the Fund paid PLIC $2,204,117.

    For the period ended December 31, 2004, the Fund paid PXP Securities Corp., a wholly owned subsidiary of PNX, brokerage commissions in connection with portfolio transactions effected on behalf of it as follows:

                                                            COMMISSIONS PAID TO
                                                           PXP SECURITIES CORP.
                                                           --------------------
    Seneca Strategic Theme .............................          $24,398

    At December 31, 2004, PLIC and affiliates held shares in the Fund which had the following aggregate value:

    Aberdeen International ........................................  $8,780,742
    AIM Growth ....................................................   6,175,915
    Alger Small-Cap Growth ........................................   2,299,452
    Engemann Capital Growth .......................................   2,947,821
    Engemann Growth and Income ....................................   5,825,071
    Kayne Rising Dividends ........................................     587,261
    Kayne Small-Cap Quality Value .................................     740,906
    Lazard Small-Cap Value ........................................   4,528,398
    Lord Abbett Bond-Debenture ....................................   2,635,776
    Lord Abbett Mid-Cap Value .....................................   1,501,244

NOTE 4--PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities during the period ended December 31, 2004, (excluding U.S. Government securities, short-term securities, futures contracts, swaps and forward currency contracts) aggregated to the following:

                                                   PURCHASES          SALES
                                                 ------------     ------------
    Aberdeen International ....................  $ 73,395,223     $ 84,795,745
    AIM Growth ................................   141,787,058      144,154,130
    Alger Small-Cap Growth ....................    40,082,520       33,492,636
    Alliance/Bernstein Enhanced Index .........    25,157,952       24,585,628
    Duff & Phelps Real Estate Securities ......    33,525,165       25,560,002
    Engemann Capital Growth ...................   285,897,326      380,868,109
    Engemann Growth and Income ................    80,546,742       69,633,254
    Engemann Small-Cap Growth .................    13,389,351       14,375,022
    Engemann Strategic Allocation .............   257,702,297      323,139,513
    Engemann Value Equity .....................    92,144,448      100,986,189
    Goodwin Money Market ......................       533,360               --
    Goodwin Multi-Sector Fixed Income .........   213,425,353      209,197,625
    Goodwin Multi-Sector Short Term Bond ......    35,552,901       22,146,558
    Kayne Rising Dividends ....................     8,745,408        3,870,576
    Kayne Small-Cap Quality Value .............     5,213,230        1,134,254
    Lazard International Equity Select ........    32,575,234        2,376,409
    Lazard Small-Cap Value ....................    13,685,490       13,041,627
    Lord Abbett Bond-Debenture ................    15,440,693        9,169,584
    Lord Abbett Large-Cap Value ...............    56,278,791       15,806,965
    Lord Abbett Mid-Cap Value .................    13,134,163        2,966,602
    Northern Dow 30 ...........................    14,753,047       13,304,739
    Northern Nasdaq-100 Index(R) ..............     9,014,156        8,194,652
    Sanford Bernstein Mid-Cap Value ...........    43,800,256       34,229,279
    Sanford Bernstein Small-Cap Value .........    30,076,102       23,627,988
    Seneca Mid-Cap Growth .....................    98,659,443      100,769,798
    Seneca Strategic Theme ....................   130,874,631      145,632,562

    Purchases and sales of long-term U.S. Government securities during the period ended December 31, 2004, aggregated the following:

                                                   PURCHASES          SALES
                                                  -----------      -----------
    Engemann Strategic Allocation .............   $22,864,334      $12,255,404
    Goodwin Multi-Sector Fixed Income .........    14,577,815       23,544,016
    Goodwin Multi-Sector Short Term Bond ......     2,002,599        1,356,749
    Lord Abbett Bond-Debenture ................       826,891          346,448

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


NOTE 5--CREDIT RISK AND CONCENTRATIONS

    In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a series' ability to repatriate such amounts.

    Certain series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a series, positive or negative, than if a series did not concentrate its investments in such sectors.

    High yield debt securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

NOTE 6--ILLIQUID AND RESTRICTED SECURITIES

    Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the series' Schedule of Investments where applicable.

    Restricted securities are investments in securities not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

    At December 31, 2004, the Fund held the following restricted securities:


    Alger Small-Cap                                                    Acquisition Date      Acquisition Cost     % of Net Assets
    ---------------                                                    ----------------      ----------------     ---------------
        Autobytel, Inc. .........................................           6/20/03             $  20,288                0.1%

    Alliance/Bernstein Enhanced Index
    ------------------------------------
        Seagate Technology Tax Refund Rights ....................          11/22/00                     0                0.0

    Goodwin Multi-Sector Fixed Income
    ------------------------------------
        Candscent Technologies Corp. Cv. 144A 8%, 5/1/03 ........            3/6/00                40,000                0.0

    Engemann Strategic Allocation
    --------------------------------
        ITW Cupids Financial Trust I 144A 6.55%, 12/31/11 .......           4/18/02             1,996,980                0.5

    Each series will bear any costs, including those involved in registration under securities Act of 1933, in connection with the disposition of restricted securities.

NOTE 7--FEDERAL INCOME TAX INFORMATION

    The following series have capital loss carryovers which may be used to offset future capital gains.


                                                                               EXPIRATION YEAR
                                          ------------------------------------------------------------------------------------------
                                             2007         2008          2009          2010        2011         2012         TOTAL
                                          ----------   ----------   ------------  -----------  -----------   ---------  ------------

    Aberdeen International .............  $       --   $       --   $ 16,405,875  $21,870,830  $19,740,631   $     --   $ 58,017,336
    AIM Growth .........................          --    2,465,283     18,423,160   18,330,727   11,077,954         --     50,297,124
    Alger Small-Cap Growth .............          --           --             --           --           --    750,451        750,451
    Alliance/Bernstein Enhanced Index ..          --           --      3,385,705   15,534,573    7,836,272         --     26,756,550
    Engemann Capital Growth ............          --           --    267,238,796   73,263,809    5,973,373         --    346,475,978
    Engemann Growth and Income .........          --           --             --   11,504,804    5,418,582         --     16,923,386
    Engemann Small-Cap Growth ..........          --           --        670,571    4,227,881      744,060         --      5,642,512
    Engemann Value Equity ..............          --           --             --   11,230,960           --         --     11,230,960
    Goodwin Multi-Sector Fixed Income ..   2,478,171    6,659,630      4,980,791    7,850,329           --         --     21,968,921
    Goodwin Multi-Sector Short Term Bond          --           --             --           --       18,992    171,793        190,785
    Kayne Rising Dividends .............          --           --             --           --           --    129,694        129,694
    Northern Dow 30 ....................          --           --             --      408,663           --         --        408,663
    Northern Nasdaq-100 Index(R) .......          --       35,822        775,525      542,317      931,918    348,546      2,634,128
    Seneca Mid-Cap Growth ..............          --           --     19,535,060   16,035,347           --         --     35,570,407
    Seneca Strategic Theme .............          --           --     64,834,186   27,319,632           --         --     92,153,818

    Included in the Aberdeen International amounts are $2,547,074, which were acquired in connection with the merger of the Aberdeen New Asia Series on February 7, 2003 of which $1,576,217 were utilized in the current year and $970,857 are included in the capital loss carryforward balance. In connection with the Sanford Bernstein Global Value merger on September 24, 2004 capital loss carryforward of $141,303 were acquired. The series did not utilize any of this capital loss carryforward.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

    Included in the AIM Growth amounts (formerly MFS Investors Growth Stock and Janus Growth Series) are $4,002,162; $3,586,175; and $974,489, respectively, which were acquired in connection with the mergers of the Janus Core Equity Series on March 22, 2002; Van Kampen Focus Equity Series on February 17, 2003; and MFS Investors Growth Stock Series on February 17, 2003. Of these amounts the AIM Growth utilized in the current year capital loss carryforward of $2,389,605 from the Janus Core Equity Series and $179,842 of the Van Kampen Focus Equity Series. The capital loss carryforward balance includes $1,612,557 remaining from Janus Core Equity Series, $3,406,333 from Van Kampen Focus Equity Series and $974,489 from the MFS Investors Growth Stock Series.

    Included in the Engemann Capital Growth's amounts is $23,491,846, which was acquired in connection with the merger of the Engemann Nifty Fifty Series on April 5, 2002. Capital loss carryforward utilized from the Engemann Nifty Fifty Series was $17,480,554 with $6,011,292 remaining in the capital loss carryforward balance.

    Included in the Engemann Growth and Income's amounts are $117,063, which were acquired in connection with the merger of the MFS Investors Trust Series on September 17, 2004, and $578,054 which were acquired in connection with the merger of the Alliance Bernstein Growth + Value Series on September 17, 2004. Engemann Growth utilized $110,577 of the acquired capital loss carryforward from MFS Investors Trust and $274,601 from Alliance Bernstein Growth + Value Series. The capital loss carryforward balance for the Engemann Growth and Income Series includes the remaining $6,486 from MFS Investors Trust Series and $303,453 from Alliance Bernstein Growth + Value Series.

    A series may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

    The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

    The following Series utilized losses deferred in prior years against current year capital gains as follows:

    Aberdeen International .....................................    $11,896,171
    AIM Growth .................................................      4,306,344
    Alger Small-Cap Growth .....................................        750,451
    Alliance/Bernstein Enhanced Index ..........................      2,529,494
    Engemann Capital Growth ....................................     37,792,290
    Engemann Growth and Income .................................      4,103,115
    Engemann Small-Cap Growth ..................................      1,470,219
    Engemann Strategic Allocation ..............................     18,833,801
    Engemann Value Equity ......................................      5,585,973
    Goodwin Multi-Sector Fixed Income ..........................      2,874,990
    Northern Dow 30 ............................................        128,737
    Seneca Mid-Cap Growth ......................................        832,642
    Seneca Strategic Theme .....................................      8,646,572

    Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the period ended December 31, 2004, the following Series deferred and/or recognized post-October losses as follows:

                                                      DEFERRED        RECOGNIZED
                                                      --------        ----------
    Aberdeen International .......................    $ 28,273         $  1,072
    AIM Growth ...................................     764,457          143,587
    Alliance/Bernstein Enhanced Index ............          --           11,835
    Engemann Capital Growth ......................     863,851               --
    Engemann Growth and Income ...................          --          178,131
    Engemann Small-Cap Growth ....................          --          202,986
    Engemann Strategic Allocation ................          --          102,568
    Engemann Value Equity ........................          --          236,249
    Goodwin Multi-Sector Short Term Bond .........       1,018           14,000
    Kayne Small-Cap Quality Value ................          --            4,558
    Lazard International Equity Select ...........          83               --
    Lord Abbett Bond-Debenture ...................          --            6,140
    Lord Abbett Mid-Cap Value ....................          --           43,561
    Northern Nasdaq-100 Index(R) .................          --          506,649

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004


    As of December 31, 2004, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the respective schedule of investments) were as follows:

                                                  UNDISTRIBUTED    UNDISTRIBUTED
                                                    ORDINARY         LONG-TERM
                                                     INCOME        CAPITAL GAINS
                                                  -------------    -------------
    Aberdeen International ....................    $  550,298       $       --
    Alliance/Bernstein Enhanced Index .........        99,739               --
    Duff & Phelps Real Estate Securities ......       107,949        1,767,922
    Engemann Strategic Allocation .............     1,714,849          650,174
    Engemann Value Equity .....................        30,033               --
    Goodwin Multi-Sector Fixed Income .........       262,973               --
    Kayne Small-Cap Quality Value .............         5,263              419
    Lazard International Equity Select ........         6,786               --
    Lazard Small-Cap Value ....................        91,918          169,736
    Lord Abbett Bond-Debenture ................       106,157           58,184
    Lord Abbett Large-Cap Value ...............       106,969          462,086
    Lord Abbett Mid-Cap Value .................       149,868          126,576
    Northern Dow 30 ...........................        42,397               --
    Sanford Bernstein Mid-Cap Value ...........       201,923           92,745
    Sanford Bernstein Small-Cap Value .........       229,561           33,837

    The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

NOTE 8--RECLASSIFICATION OF CAPITAL ACCOUNTS

    For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset values of the Funds. As of December 31, 2004, the following series recorded reclassifications to increase (decrease) the accounts listed below:

                                                      UNDISTRIBUTED      ACCUMULATED      CAPITAL PAID IN
                                                     NET INVESTMENT     NET REALIZED       ON SHARES OF
                                                      INCOME (LOSS)      GAIN (LOSS)    BENEFICIAL INTEREST
                                                     --------------     ------------    -------------------
    Aberdeen International .....................        $ (69,207)        $(125,345)        $ 194,552
    AIM Growth .................................           (2,488)            8,234            (5,746)
    Alger Small-Cap Growth .....................          130,412                38          (130,450)
    Engemann Capital Growth ....................          162,887            (5,172)         (157,715)
    Engemann Growth and Income .................            8,008          (775,057)          767,049
    Engemann Small-Cap Growth ..................          185,322                --          (185,322)
    Engemann Strategic Allocation ..............          380,164          (401,552)           21,388
    Engemann Value Equity ......................           (7,701)         (342,508)          350,209
    Goodwin Multi-Sector Fixed Income ..........          728,809          (766,655)           37,846
    Goodwin Multi-Sector Short Term Bond .......             (448)            9,955            (9,507)
    Kayne Rising Dividends .....................            1,692                --            (1,692)
    Lazard Small-Cap Value .....................           34,747           (30,339)           (4,408)
    Lord Abbett Bond-Debenture .................           12,369           (12,600)              231
    Lord Abbett Mid-Cap Value ..................               --            (1,009)            1,009
    Northern Nasdaq-100 Index(R) ...............            8,409                --            (8,409)
    Sanford Bernstein Mid-Cap Value ............          (21,041)           69,929           (48,888)
    Sanford Bernstein Small-Cap Value ..........          114,974           (70,674)          (44,300)
    Seneca Mid-Cap Growth ......................          309,829                --          (309,829)
    Seneca Strategic Theme .....................          168,008                --          (168,008)

NOTE 9--MERGERS AND INVESTMENT MANAGEMENT CHANGES

    On September 24, 2004, Aberdeen International acquired all of the net assets of Sanford Bernstein Global Value pursuant to an Agreement and Plan of Reorganization approved by Sanford Bernstein Global Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,785,746 shares of Aberdeen International valued at $19,701,375 for 1,817,620 shares of Sanford Bernstein Global Value outstanding on September 24, 2004. Sanford Bernstein Global Value's net assets on that date of $19,701,375, including $1,968,559 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $162,263,002. The shareholders of the Sanford Bernstein Global Value received for each share owned approximately 0.98 shares of Aberdeen International.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

    On September 24, 2004, Engemann Value Equity acquired all of the net assets of MFS Value pursuant to an Agreement and Plan of Reorganization approved by MFS Value shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 3,058,095 shares of Engemann Value Equity valued at $36,459,749 for 3,269,438 shares of MFS Value outstanding on September 24, 2004. MFS Value's net assets on that date of at $36,459,749 including $4,777,441 of net unrealized appreciation were combined with those of Engemann Value Equity. The aggregate net assets of Engemann Value Equity immediately after the merger were $123,477,422. The shareholders of the MFS Value received for each share owned approximately 0.94 shares of Engemann Value Equity.

    On September 24, 2004, Engemann Capital Growth acquired all of the net assets of Lazard U.S. Multi-Cap pursuant to an Agreement and Plan of Reorganization approved by Lazard U.S. Multi-Cap shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 544,383 shares of Engemann Capital Growth valued at $7,162,666 for 570,926 shares of Lazard U.S. Multi-Cap outstanding on September 24, 2004. Lazard U.S. Multi-Cap's net assets on that date of $7,162,666, including $542,543 of net unrealized appreciation were combined with those of Engemann Capital Growth. The aggregate net assets of Engemann Capital Growth immediately after the merger were $549,726,397. The shareholders of the Lazard U.S. Multi-Cap received for each share owned approximately 0.95 shares of Engemann Capital Growth.

    On September 17, 2004, Engemann Growth & Income acquired all of the net assets of Alliance/Bernstein Growth + Value ("Growth + Value") and MFS Investors Trust ("Investors Trust") pursuant to two Agreements and Plans of Reorganization approved by Growth + Value and Investors Trust shareholders on September 14, 2004. The acquisition was accomplished by a tax-free exchange of 1,693,623 shares of Engemann Growth & Income outstanding on September 17, 2004 and valued at $19,106,074 for 1,124,392 shares of Growth + Value valued at $11,309,520 and 772,883 shares of Investors Trust valued at $7,796,554. Growth + Value's net assets of $11,309,520, including $1,005,844 of net unrealized appreciation and Investors Trust's net assets of $7,796,554, including $726,794 of net unrealized appreciation were combined with those of Engemann Growth & Income. The aggregate net assets of Engemann Growth & Income immediately after the merger were $136,382,263. The shareholders of the Alliance/Bernstein Growth + Value received for each share owned approximately 0.89 shares of Engemann Growth and Income. The shareholders of the MFS Investors Trust received for each share owned approximately 0.89 shares of Engemann Growth and Income.

    On April 16, 2004, Goodwin Multi-Sector Fixed Income acquired all of the net assets of Janus Flexible Income pursuant to an Agreement and Plan of Reorganization approved by Janus Flexible Income shareholders on April 14, 2004. The acquisition was accomplished by a tax-free exchange of 5,476,476 shares of Goodwin Multi-Sector Fixed Income valued at $50,639,637 for 4,789,637 shares of Janus Flexible Income outstanding on April 16, 2004. Janus Flexible Income's net assets on that date of $50,639,637, including $661,921 of net unrealized appreciation were combined with those of Goodwin Multi-Sector Fixed Income. The aggregate net assets of Goodwin Multi-Sector Fixed Income immediately after the merger were $256,054,804. The shareholders of the Janus Flexible Income received for each share owned approximately 1.14 shares of Goodwin Multi-Sector Fixed Income.

    On February 17, 2003, Janus Growth acquired all of the net assets of MFS Investors Growth Stock ("Growth Stock") and Van Kampen Focus Equity ("Focus Equity") pursuant to two Agreements and Plans of Reorganization approved by Growth Stock and Focus Equity shareholders on February 14, 2003. The acquisition was accomplished by a tax-free exchange of 2,496,714 shares of Janus Growth outstanding on February 17, 2003 for 782,923 shares of Growth Stock valued at $5,807,615 and 1,169,922 shares of Focus Equity valued at $6,179,826. Growth Stock's net assets of $5,807,615, including $135,964 of net unrealized depreciation and Focus Equity's net assets of $6,179,826, including $380,781 of net unrealized depreciation were combined with those of Janus Growth. The aggregate net assets of Janus Growth immediately after the merger were $63,057,943. The shareholders of the MFS Investors Growth Stock received for each share owned approximately 1.54 shares of Janus Growth. The shareholders of the Van Kampen Focus Equity received for each share owned approximately 1.10 shares of Janus Growth.

    Immediately following the merger, Janus Growth was renamed MFS Investors Growth Stock. Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the series. PVA and MFS also agreed that they would serve as advisor and subadvisor, respectively, to the series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS managed the series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the series was renamed Phoenix-MFS Investors Growth Stock Series. Effective December 3, 2004, the Board of Trustees of the Fund approved a name change and subadvisory for the Phoenix-MFS Investors Growth Stock series to Phoenix-AIM Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change.

    On February 7, 2003, Aberdeen International acquired all of the net assets of Aberdeen New Asia pursuant to an Agreement and Plan of Reorganization approved by Aberdeen New Asia shareholders on January 27, 2003. The acquisition was accomplished by a tax-free exchange of 1,885,115 shares of Aberdeen International valued at $14,391,123 for 1,913,078 shares of Aberdeen New Asia outstanding on February 7, 2003. Aberdeen New Asia's net assets on that date of $14,391,123, including $618,515 of net unrealized depreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $116,991,498. The shareholders of the Aberdeen New Asia received for each share owned approximately 0.99 shares of Aberdeen International.

    At its regular meeting in May 2004, the board approved other mergers and substitutions that are currently under further review.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2004

NOTE 10--MANAGER OF MANAGERS

    The Fund and PVA have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the Fund's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the Fund. The Fund and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

NOTE 11--MIXED AND SHARED FUNDING

    Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the Fund may be offered to separate accounts of other insurance companies in the future.

    The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Fund's Trustees currently do not foresee any such differences or disadvantages at this time. However, the Fund's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund or shares of another fund may be substituted.

NOTE 12--OTHER

    The Board of Trustees of the Fund approved a name change for the Phoenix-Engemann Small & Mid-Cap Growth Series to Phoenix-Engemann Small-Cap Growth Series. This series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series are not affected as a result of this change. The change was effective September 24, 2004.

    Phoenix-Oakhurst Growth and Income Series and Phoenix-Oakhurst Value Equity Series will now be advised by Engemann Asset Management ("Engemann") effective January 1, 2005. Each of these series' will continue to have the same investment objectives and use the same investment strategies. Each series changed their name on January 7, 2005 to Phoenix-Engemann Growth and Income Series and Phoenix-Engemann Value Equity Series, respectively.

    Engemann Asset Management ("Engemann"), an affiliate of Phoenix Investment Counsel, Inc. ("PIC"), became a subadvisor to manage the equity investments in Phoenix-Oakhurst Strategic Allocation Series effective January 1, 2005. This series' investment objectives, principal investment strategies and principal risks will remain the same. The series name changed to Phoenix-Engemann Strategic Allocation Series on January 7, 2005.

    Fred Alger Management, Inc. ("Alger") effective January 7, 2005 will replace State Street Research & Management Company as the subadvisor to Phoenix-State Street Research Small-Cap Growth Series. The series name changed to Phoenix-Alger Small-Cap Growth Series as of January 7, 2005.

NOTE 13--PROXY VOTING PROCEDURES (UNAUDITED)

    The advisers and subadvisors vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 800-541-0171. These procedures and information regarding how the series voted proxies during the most recent twelve-month period ended June 30, 2004, is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

NOTE 14--FORM N-Q INFORMATION (UNAUDITED)

    Effective the 3rd quarter 2004 the series' file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Each series' Form N-Q is available on the SEC's website at http://www.sec.gov. Furthermore, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained at http://www.sec.gov/info/edgar/prrules.htm.

--------------------------------------------------------------------------------
    TAX INFORMATION NOTICE (UNAUDITED)

    For the fiscal year ended December 31, 2004, the series' designated long-term capital gains dividends as follows:

    Duff & Phelps Real Estate Securities ....................    $10,281,449
    Engemann Strategic Allocation ...........................     11,437,138
    Kayne Small-Cap Quality Value ...........................         28,733
    Lazard International Equity Select ......................        276,174
    Lazard Small-Cap Value ..................................        764,914
    Lord Abbett Bond-Debenture ..............................        276,453
    Lord Abbett Large-Cap Value .............................        607,125
    Lord Abbett Mid-Cap Value ...............................        204,135
    Sanford Bernstein Mid-Cap Value .........................      6,224,804
    Sanford Bernstein Small-Cap Value .......................      3,874,701
--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[GRAPHIC OMITTED]
PRICEWATERHOUSECOOPERS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
THE PHOENIX EDGE SERIES FUND

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the 26 series (each a series) (constituting The Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.




/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 17, 2005

                          THE PHOENIX EDGE SERIES FUND
                         RESULTS OF SHAREHOLDER MEETINGS
                                DECEMBER 31, 2004
                                   (UNAUDITED)

MEETING 1: A Special Meeting of Shareholders of the Phoenix-Janus Flexible Income Series of The Phoenix Edge Series Fund was held on April 14, 2004 to approve the following matters:

    1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated April 14, 2004 and the transactions it contemplates, including (a) the transfer of all the assets of the Phoenix-Janus Flexible Income Series ( the "Merging Series") to the Phoenix-Goodwin Multi-Sector Fixed Income Series (the "Surviving Series"), another series of The Phoenix Edge Series Fund in exchange solely for the shares of the Surviving Series and the assumption by the Surviving Series of all known liabilities of the Merging Series and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

On the record date of February 25, 2004 there were 4,550,610 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.


NUMBER OF VOTES
                                                       FOR     AGAINST   ABSTAIN
                                                     -------   -------   -------

1.  Approve Agreement and Plan of Reorganization ... 986,562   38,600    114,890

Of the shares outstanding, 1,140,052 shares or 25.1%, were voted by policyholders and contractowners. Since Phoenix echo votes its record date shares in the same proportion as the voted shares received from policyholders and contractowners, effectively 100% of the outstanding shares were voted.


MEETING 2: A Special Meeting of Shareholders of The Phoenix Edge Series Fund was held on August 10, 2004 to approve the following matters:

    1. Fix the number of Trustees at eight and elect such number as detailed below.

    2. Ratify selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the fiscal year ending December 31, 2004.

On the record date of June 30, 2004, for The Phoenix Edge Series Fund, there were 245,740,781 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.


NUMBER OF VOTES

    1. Election of Trustees                 FOR             WITHHELD
                                        -----------        ---------

        Frank M. Ellmer ............    236,242,379        9,498,403
        John A. Fabian ..............   236,154,262        9,586,519
        Roger A. Gelfenbien .........   236,106,489        9,634,193
        Eunice S. Groark ............   236,014,756        9,726,026
        Frank E. Grzelecki ..........   236,105,466        9,635,315
        John R. Mallin ..............   236,236,418        9,504,364
        Philip R. McLoughlin ........   236,081,210        9,659,572
        Philip K. Polkinghorn .......   236,158,976        9,581,805

                                           FOR         AGAINST      ABSTAIN
                                        -----------   --------     ---------

    2.  PricewaterhouseCoopers LLP ..   234,721,659   2,827,948    8,191,174


MEETING 3: Special Meetings of Shareholders of The Phoenix Edge Series Fund was held on September 14, 2004 to approve the following matters:

    1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated September 14, 2004 and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-Alliance/Bernstein Growth + Value Series ( the "Merging Series") to the Phoenix-Oakhurst Growth and Income Series (the "Surviving Series"), another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merging Series, and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

    2. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated September 14, 2004 and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-MFS Investors Trust Series ( the "Merging Series") to the Phoenix-Oakhurst Growth and Income Series (the "Surviving Series"), another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merging Series, and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

                          THE PHOENIX EDGE SERIES FUND
                   RESULTS OF SHAREHOLDER MEETINGS (CONTINUED)
                                DECEMBER 31, 2004
                                   (UNAUDITED)

    3. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated September 14, 2004, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-MFS Value Series (the "Merging Series") to the Phoenix-Oakhurst Value Equity Series (the "Surviving Series"), another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merging Series and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

    4. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated September 14, 2004, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-Lazard U.S. Multi-Cap Series (the "Merging Series") to the Phoenix-Engemann Capital Growth Series (the "Surviving Series"), another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merging Series and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

    5. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated September 14, 2004, and the transactions it contemplates, including (a) the transfer of all of the assets of the Phoenix-Sanford Bernstein Global Value Series (the "Merging Series") to the Phoenix-Aberdeen International Series (the "Surviving Series"), another series of The Phoenix Edge Series Fund, in exchange solely for shares of the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merging Series and (b) the distribution of the shares of the Surviving Series so received to shareholders of the Merging Series in complete liquidation of the Merging Series.

On the record date of July 20, 2004, the shares outstanding and percentage of the shares outstanding and entitled to vote were present by proxy.


                                                                                       PERCENTAGE
                                                                      SHARES             PRESENT
        SERIES                                                      OUTSTANDING         BY PROXY
        --------                                                    -----------        ----------

        Phoenix-Alliance/Bernstein Growth + Value Series ......      1,115,320            100%
        Phoenix-MFS Investors Trust Series ....................        740,068            100%
        Phoenix-MFS Value Series ..............................      3,094,154            100%
        Phoenix-Lazard U.S. Multi-Cap Series ..................        488,513            100%
        Phoenix-Sanford Bernstein Global Value Series .........      1,786,099            100%


NUMBER OF VOTES


                                                                 FOR              AGAINST           ABSTAIN
                                                              ---------           -------           -------

1.  Approve Agreement and Plan of Reorganization ........     1,046,700            21,249            42,602
2.  Approve Agreement and Plan of Reorganization ........       618,330            62,495            59,243
3.  Approve Agreement and Plan of Reorganization ........     2,788,100            62,714           243,241
4.  Approve Agreement and Plan of Reorganization ........       337,780           121,237            29,496
5.  Approve Agreement and Plan of Reorganization ........     1,639,633            71,708            74,759


MEETING 4: A Special Meeting of Shareholders of the Phoenix-AIM Mid-Cap Equity Series of The Phoenix Edge Series Fund was held on December 1, 2004 to approve the following matter:

    1. To approve an Agreement and Plan of Reorganization, providing for the transfer of all assets and stated liabilities of the Phoenix-AIM Mid-Cap Equity Series in exchange for Series I shares of AIM V.I Mid Cap Core Equity Fund, and the shares so received will be distributed to shareholders of the Phoenix-AIM Mid-Cap Equity Series.

On the record date of October 5, 2004, there were 1,270,892 shares outstanding and 100% of the shares outstanding and entitled to vote were present by proxy.


NUMBER OF VOTES
                                                        FOR     AGAINST  ABSTAIN
                                                     ---------  -------  -------

1.  Approve Agreement and Plan of Reorganization     1,138,553  31,127    98,586

                                 FUND MANAGEMENT


Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 541-0171.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX    OTHER TRUSTEESHIPS/
  NAME, ADDRESS, DATE OF BIRTH AND      LENGTH OF              PRINCIPAL OCCUPATION(S)          OVERSEEN BY       DIRECTORSHIPS
  POSITION(S) WITH TRUST                TIME SERVED               DURING PAST 5 YEARS             TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
  Frank M. Ellmer, CPA                 Served since   Currently retired.                            26      None
  c/o The Phoenix Edge Series              1999
   Fund
  101 Munson Street
  Greenfield, MA 01301
  DOB: 4/11/40
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John A. Fabian                       Served since   Currently retired.                            26      None
  c/o The Phoenix Edge Series              1999
   Fund
  101 Munson Street
  Greenfield, MA 01301
  DOB: 2/5/34
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Roger A. Gelfenbien                  Served since   Currently retired. Previously Consultant,     26      Director, Webster Bank
  c/o The Phoenix Edge Series              2000       Accenture (1978-1999).                                (4/2003-present).
     Fund                                                                                                   Director, USAllianz
  101 Munson Street                                                                                         Variable Insurance
  Greenfield, MA 01301                                                                                      Product Trust, 23 funds
  DOB: 5/14/43                                                                                              (1999-present).
  Trustee                                                                                                   Chairman Board of
                                                                                                            Trustees at The
                                                                                                            University of
                                                                                                            Connecticut
                                                                                                            (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
  Eunice S. Groark                     Served since   Self-employed. Previously Visiting            26      Director, Peoples' Bank
  c/o The Phoenix Edge Series              1999       Professor in Government, Wesleyan                     (1995-present).
    Fund                                              University (1997-1999); Columnist,
  101 Munson Street                                   Journal-Inquirer (1995-2000).
  Greenfield, MA 01301
  DOB: 2/1/38
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  Frank E. Grzelecki                   Served since   Currently retired. Previously Managing        26      Director, Barnes Group,
  c/o The Phoenix Edge Series              2000       Director, Saugatuck Associates, Inc.                  Inc. (1997-present).
   Fund                                               (1999-2000).
  101 Munson Street
  Greenfield, MA 01301
  DOB: 6/19/37
  Trustee
------------------------------------------------------------------------------------------------------------------------------------
  John R. Mallin                       Served since   Partner/Attorney McCarter & English, LLP      26      None
  c/o The Phoenix Edge Series              1999       (2003-present); Principal/Attorney,
   Fund                                               Cummings & Lockwood, LLC (1996-2003).
  101 Munson Street
  Greenfield, MA 01301
  DOB: 7/28/50
  Trustee
------------------------------------------------------------------------------------------------------------------------------------

                                 FUND MANAGEMENT


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                                                                               FUND COMPLEX    OTHER TRUSTEESHIPS/
  NAME, ADDRESS, DATE OF BIRTH AND      LENGTH OF              PRINCIPAL OCCUPATION(S)          OVERSEEN BY       DIRECTORSHIPS
  POSITION(S) WITH TRUST                TIME SERVED               DURING PAST 5 YEARS             TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
*Philip R. McLoughlin                  Served since   Management Consultant (2002-2004),            67      Chairman/Trustee,
 56 Prospect Street                        2003.      Chairman (1997-2002), Director and Chief              various Funds within the
 Hartford, CT 06115-0480                              Executive Officer (1995-2002), Phoenix                Phoenix Funds Complex.
 DOB: 10/23/46                                        Investment Partners, Ltd. Director and                Director, PXRE
                                                      Executive Vice President, The Phoenix                 Corporation (Delaware)
 Trustee/Chairman                                     Companies, Inc. (2000-2002). Director                 (1985-present), World
                                                      (1994-2002) and Executive Vice President,             Trust Fund
                                                      Investments (1987-2002), Phoenix Life                 (1991-present).
                                                      Insurance Company. Director (1983-2002)
                                                      and Chairman (1995-2002), Phoenix
                                                      Investment Counsel, Inc. Director
                                                      (1982-2002) and President (1990-2000),
                                                      Phoenix Equity Planning Corporation.
                                                      Chairman and President, Phoenix/Zweig
                                                      Advisers LLC (2001-2002). Director
                                                      (2001-2002) and President (2002-2002),
                                                      Phoenix Investment Management Company.
                                                      Director and Executive Vice President,
                                                      Phoenix Life and Annuity Company
                                                      (1996-2002). Director (1995-2000) and
                                                      Executive Vice President (1994-2002),
                                                      Chief Investment Counsel (1994-2002), PHL
                                                      Variable Insurance Company. Director,
                                                      Phoenix National Trust Holding Company
                                                      (2001-2002). Director (1985-2002), Vice
                                                      President (1986-2002) and Executive Vice
                                                      President (2001-2002), PM Holdings, Inc.
                                                      Director, W.S. Griffith Associates, Inc.
                                                      (1995-2002). Director (1992-2002), W.S.
                                                      Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------
**Philip K. Polkinghorn                Served since   Executive Vice President, The Phoenix         26      None
  One American Row                         2004.      Companies, Inc. (March 2004-present). Vice
  Hartford, CT 06102                                  President, Sun Life Financial Company
  DOB: 7/29/57                                        (2001-2004). President, Keyport Life
  Trustee/President                                   (1998-2001).
------------------------------------------------------------------------------------------------------------------------------------

*  Mr. McLoughlin is an "interested person" as defined in the Investment Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.
** Mr. Polkinghorn is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position with the
   Trust's advisors and/or their affiliates.

                                 FUND MANAGEMENT

------------------------------------------------------------------------------------------------------------------------------------



NAME, ADDRESS, DATE OF BIRTH AND       LENGTH OF                                    PRINCIPAL OCCUPATION(S)
POSITION(S) WITH TRUST                 TIME SERVED                                    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Gina C. O'Connell                      Served since       Senior Vice President, Life and Annuity Manufacturing (2003-present). The
One American Row                          2004.           Phoenix Companies, Inc.; Senior Vice President, Life and Annuity
Hartford, CT 06102                                        Operations (2002-2003), Vice President, various marketing and product
DOB: 10/17/62                                             development departments (1998-2002), Phoenix Life Insurance Company.
Senior Vice President
------------------------------------------------------------------------------------------------------------------------------------
Nancy G. Curtiss                        Treasurer,        Vice President, Fund Accounting (1994-2000), Treasurer (1996-2000),
56 Prospect Street                     served since       Assistant Treasurer (2001-2003), Vice President, Operations
Hartford, CT 06115                         1994;          (2003-present), Phoenix Equity Planning Corporation. Treasurer, Phoenix
DOB: 11/24/52                         Vice President,     Fund Complex (1994-present).
Vice President, Treasurer and          served since
Principal Accounting Officer               2000.
------------------------------------------------------------------------------------------------------------------------------------
Doreen A. Bonner                       Served since       Vice President and Compliance Officer, Phoenix Variable Advisors, Inc.
One American Row                          1999.           (1999-present). Vice President and Compliance Officer, Phoenix Investment
Hartford, CT 06102                                        Counsel, Inc. (2003-present). Assistant Vice President and Senior
DOB: 2/21/56                                              Compliance Officer (2004-present). Director (manager type), Individual
Vice President and                                        Market Development, Phoenix Life Insurance Company (1997-2003).
Compliance Officer
------------------------------------------------------------------------------------------------------------------------------------
Matthew A. Swendiman                     Secretary        Counsel, Phoenix Life Insurance Company (2002-present). Vice President,
One American Row                           since          Counsel, Chief Legal Officer and Secretary of certain of the funds within
Hartford, CT 06102                         2004.          the Phoenix Fund Complex (2004-present). Assistant Vice President and
DOB: 4/5/73                                               Assistant Counsel, Conseco Capital Management (2000-2002).
Vice President, Chief Legal
Officer, Counsel and Secretary
------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

BOARD OF TRUSTEES
Frank M. Ellmer, CPA
John A. Fabian
Roger A. Gelfenbien
Eunice S. Groark
Frank E. Grzelecki
John R. Mallin
Philip R. McLoughlin
Philip K. Polkinghorn

EXECUTIVE OFFICERS
Philip R. McLoughlin, Chairman
Philip K. Polkinghorn, President
Gina C. O'Connell, Senior Vice President
Nancy G. Curtiss, Vice President, Treasurer, and
   Principal Accounting Officer
Doreen A. Bonner, Vice President and
   Compliance Officer
Matthew A. Swendiman, Vice President, Chief
   Legal Officer, Counsel and Secretary

INVESTMENT ADVISORS
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603

Engemann Asset Management
600 North Rosemead Boulevard
Pasedena, California 91107-2101

Phoenix Variable Advisors, Inc.
One American Row
Hartford, Connecticut 06102-5056

CUSTODIANS
JP Morgan Chase Bank
270 Park Avenue
New York, New York 10017-2070

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02206-5501
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PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012







NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.


Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

[GRAPHIC OMITTED] PHOENIX(R)
G0144AR(C) 2005 The Phoenix Companies, Inc.

                                                                            2-05


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2 (b) of the instructions for completion of Form N-CSR.

     (d) The registrant has not granted any waivers, during the period covered by the report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph
         (b) of the instructions for completion of this Item.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees of the Fund has determined that Frank M. Ellmer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Ellmer is an "independent" trustee pursuant to paragraph (a) (2) of Item 3 to form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------
     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $595,300 for 2004 and $774,060 for 2003.

Audit-Related Fees
------------------
     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $26,000 for 2004 and $0 for 2003. This represents the review of the semi annual report.

Tax Fees
--------
     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $103,250 for 2004 and $136,750 for 2003.

         "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------
     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2003.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             The Phoenix Edge Series Fund (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

             The Audit Committee has determined that Mr. Frank M. Ellmer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Ellmer determines that the full board should review the request, he has the opportunity to convene a meeting of the Fund's Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) 100% for 2004 and not applicable for 2003

                    (c) 100% for 2004 and 100% for 2003

                    (d) Not applicable for 2004 and not applicable for 2003

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,851,791 for 2004 and $256,389 for 2003.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.


     (b)     Certifications  pursuant  to Rule  30a-2(b)  under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                The Phoenix Edge Series Fund
            --------------------------------------------------------------------


By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Philip K. Polkinghorn
                         -------------------------------------------------------
                           Philip K. Polkinghorn, President
                           (principal executive officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Nancy G. Curtiss
                         -------------------------------------------------------
                           Nancy G. Curtiss, Treasurer
                           (principal financial officer)

Date              March 8, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.